As filed with the Securities and Exchange Commission on December 3, 2012

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22486

GPS FUNDS II
(Exact name of registrant as specified in charter)

2300 CONTRA COSTA BOULEVARD, SUITE 600,
PLEASANT HILL, CA 94523-3967
(Address of principal executive offices) (Zip code)

STARR E. FROHLICH
GENWORTH FINANCIAL WEALTH MANAGEMENT, INC.
2300 CONTRA COSTA BOULEVARD, SUITE 600
PLEASANT HILL, CA 94523-3967
(Name and address of agent for service)

800-664-5345
Registrant’s telephone number, including area code

Date of fiscal year end: March 31, 2013

Date of reporting period: April 1, 2012 through September 30, 2012

Item 1. Reports to Stockholders.

GuideMarkSM Funds
GuidePathSM Funds

Investment Advisor
Genworth Financial Wealth Management, Inc.

Semi-Annual Report

September 30, 2012

GUIDEMARKSM LARGE CAP GROWTH FUND

GUIDEMARKSM LARGE CAP VALUE FUND

GUIDEMARKSM SMALL/MID CAP CORE FUND

GUIDEMARKSM WORLD EX-US FUND

GUIDEMARKSM OPPORTUNISTIC EQUITY FUND

GUIDEMARKSM GLOBAL REAL RETURN FUND

GUIDEMARKSM CORE FIXED INCOME FUND

GUIDEMARKSM TAX-EXEMPT FIXED INCOME FUND

GUIDEMARKSM OPPORTUNISTIC FIXED INCOME FUND

GUIDEPATHSM STRATEGIC ASSET ALLOCATION FUND

GUIDEPATHSM TACTICAL CONSTRAINEDSM ASSET ALLOCATION FUND

GUIDEPATHSM TACTICAL UNCONSTRAINEDSM ASSET ALLOCATION FUND

GUIDEPATHSM ABSOLUTE RETURN ASSET ALLOCATION FUND

GUIDEPATHSM MULTI-ASSET INCOME ASSET ALLOCATION FUND

GUIDEPATHSM FIXED INCOME ALLOCATION FUND

GUIDEPATHSM ALTEGRIS® MULTI-STRATEGY ALTERNATIVE ALLOCATION FUND

November 27, 2012

Dear Shareholder:

Enclosed is the Semi-Annual Report for the GuideMarkSM and GuidePathSM Funds (collectively, the “Funds”) covering the six-month period from April 1, 2012 through September 30, 2012.

Market Review

As we moved into the second quarter of the calendar year, the market saw a sudden change. The market began its quick descent following its steady upward climb during the end of 2011 and the first quarter of 2012. Concerns over European debt issues, a slowdown in China, and weaker than expected US economic data all weighed on stocks. The S&P 500® Index returned -6.6%1 for the first two months – April and May – of the second quarter as investors fled for the perceived safety of government bonds, which also benefited from the extension of the federal government’s bond buying program, Operation Twist.

Just as quickly as the downtrend began, the market reversed course again in June. The S&P 500® Index provided positive returns in each of the final four months of the six-month period, gaining 10.73% from June through September. Each new announcement by European central bank about efforts to help stabilize sovereign markets in Italy and Spain and pledge to do “whatever it takes” to support the euro lifted markets around the globe. In the US, a mixed employment outlook and slowing economic growth precipitated QE3 – a new round of monetary stimulus by the Federal Reserve. A clear focus of the latest quantitative easing program is strengthening the housing market because the belief is higher housing prices can improve confidence, consumer spending, and banks’ lending activity.

Small capitalization companies trailed their larger capitalization counterparts over the six-month period, with the Russell 2000 Index returning 1.6%, and the large cap Russell 1000 Index rising 3.0% for the six months ended September 2012. Although both capitalization ranges benefited from the risk-taking environment of the last four months of the period, June through September, it appeared that investors favored the larger capitalization companies that tend to better withstand economic downturns during the flight to safety that took place in April and May.

The international markets saw a similar pattern of returns; however, the results were magnified by the impact of currency movements. The MSCI EAFE® Index and MSCI Emerging Markets Index returned -13.0% and -12.2%, respectively, for April and May, followed by returns of 14.5% and 12.1%, respectively, for June through September. Currencies were initially a headwind for international allocations in the context of the debt situation in Greece and questions over the future of the Eurozone, a flight to safety into the US dollar, and depreciation of the euro, which reached its lowest level versus the dollar in nearly two years. Then the market reversal saw most major international currencies appreciate versus the dollar. In the Asian region, markets in Japan continued to struggle with a strong yen and deflation concerns. Uncertain growth prospects weighed on China, although emerging markets broadly benefited from gains in India, which announced modest reforms to open its economy to foreign companies.

Following an extended period of strong returns, real estate investment trusts (REITs) trailed the equity markets for the six-month period with the FTSE NAREIT All Equity REITs Index returning 3.9%. Although benefiting from its yield component early in the period, higher valuations tempered returns over the majority of the six-month period. Commodities and global natural resources saw performance trends that were similar to those of equities, but the magnitudes of the moves were larger, given the higher volatility associated with these asset classes. The Dow Jones UBS Commodity IndexSM returned 4.7% for the six-month period, rallying 15.7% over the last four months of the period due to strength seen in energy, agriculture and precious metals. Oil prices rose in view of measures to stimulate growth, while grain prices surged with the drought in the US Midwest region. Gold prices also displayed strength, with many investors seeking an inflation hedge on monetary easing by global central banks. The S&P Global Natural Resources Index returned -1.37% for the six-month period. While rallying strongly over the last four months of the period due to its energy and materials exposures, this upsurge was not enough to erode the weakness experienced in April and May.

The broad fixed income markets marginally outperformed equities, as the Barclays US Aggregate Bond Index returned 3.7% relative to the S&P 500® Index, which returned 3.4% for the six-month period. In the flight to safety during the spring, Treasury bonds were the best performing sector, and had particularly longer-term maturities, as yields fell to historic lows with investors seeking a safe haven from global market risks. This performance benefited the Barclays US Aggregate Bond Index in April and May due to the large exposure to government-related bonds but went on to temper returns in the last four months of the period as low yields and less demand for safe-haven assets were headwinds. Spread compression in the credit markets boosted the returns of corporate bonds, with the lower credit quality securities seeing the greatest benefit based on strong momentum. The Barclays US Treasury Inflation Protected Securities (TIPS) Index returned 5.3% for the six-month period. This asset class benefited from the flight-to-safety trade during the first two months of the period, then rose in the following months based on the Federal Reserve’s quantitative easing announcement, with markets anticipating potential inflation risks over the longer term.

Similar to international equities, international fixed income markets were significantly impacted by currency moves. In April and May, European bonds saw a drag on returns as the euro hit a low point against the dollar, while exposure to Japanese bonds and the stronger yen provided some benefits. Over the subsequent four months of the period, appreciation in international currencies relative to the US dollar was a strong driver of returns for international bonds. Emerging market bonds, with their less debt-laden balance sheets, fared even better. For the full six-month period, the Barclays Multiverse Index returned 4.0%, outpacing the US fixed income market.

The municipal market outperformed the taxable fixed income market by 50 basis points, with the Barclays Municipal Bond Index returning 4.2% for the six months ended September 30, 2012. Even with the challenging environment, the continued demand and lower supply due to limited issuance in the municipal market drove municipal bond prices higher.

GuideMark and GuidePath Fund Review

GuideMark Fund performance followed a pattern similar to the markets and performance continued to be driven by security selection across the board. Fundamentals started to matter again, although the overhang of macro headwinds remained. While the perceived potential for a significant systemic shock lessened, the market moved in brief bursts, with over 200% of the year-to-date return of the US equity market (S&P 500® Index) attained during short, sharp upward movements over the last four months of the period, typically on the heels of a central bank announcement. Funds that were defensively positioned and favored low beta securities performed well in the first two months of the period but went on to trail their benchmarks over the subsequent four months as the market rallied. Conversely, funds that had more cyclically sensitive exposures trailed their benchmarks in the first two months before rallying and outperforming their benchmarks in the subsequent four months of the period. In many cases, the outperformance in the last four months of the period was not enough to erase the losses experienced at the start of the period.

The GuidePath Funds, which contain international exposures, continued to struggle against their domestic benchmarks due to the headwinds from international equity markets that trailed US equities as a result of the strengthening of the dollar in April and May. For the six-month period, the MSCI All Country World ex-US Index returned -0.44%, trailing the S&P 500® by three percentage points. In addition, similar trends to those experienced by the GuidePath Funds were seen by the GuideMark Funds: the more defensively positioned funds excelled in April and May but experienced weak performance from June through September 2012, and funds with greater equity sensitivity experienced weakness in the first two months but rallied in the subsequent four months of the period.

Looking Ahead

Even with the strong run for equity markets so far in 2012, few would argue that the future will be clear sailing for stocks. The situation in Europe continues to weigh heavily on investors’ minds, and other risks, such as slowing growth in China and the looming US fiscal cliff, also present potential uncertainty. Nonetheless, volatility measures such as the Chicago Board Options Exchange Volatility Index® (VIX®) (a measure of expected volatility on the S&P 500®) have surprisingly reflected a calm market environment. With the many uncertainties, a balanced approach to portfolio construction may allow you to not only benefit from positive market returns but, more importantly, allow you to limit losses in falling markets.

Please contact your financial advisor to discuss any questions about your investment strategy or changes in your financial goals. We thank you for including the Funds in your portfolio and appreciate the trust you have placed in us.

Sincerely,

Carrie E. Hansen
President of the GPS Funds

The Genworth Financial Wealth Management platform provides fee-based investment advisory programs. Investors are advised to refer to the appropriate Disclosure Brochure, which can be obtained from your financial advisor, for a full description of services provided, including all applicable fees.

Genworth Financial Wealth Management, Inc. (“GFWM”) is an investment advisor registered with the Securities and Exchange Commission. GFWM and Capital Brokerage Corporation are wholly owned subsidiaries of Genworth Financial, Inc.

Index Definitions

Barclays US Aggregate Bond Index: a broad-based index that measures the investment grade, US dollar-denominated, fixed rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed rate and hybrid ARM pass-throughs), ABSs, and CMBs.

Barclays Multiverse Index: provides a broad-based measure of the global fixed-income bond market. The index represents the union of the Barclays Global Aggregate Bond Index and the Barclays Global High-Yield Index and captures investment grade and high yield securities in all eligible currencies.

Barclays US Treasury Inflation Protected Securities (TIPS) Index: includes all publicly issued, US Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value.

Barclays Municipal Bond Index: an index that measures the performance of investment-grade, fixed-rate, tax-exempt bonds.

Dow Jones UBS Commodity Index: an index that is composed of futures contracts of 19 physical commodities traded on US exchanges, with the exception of aluminum, nickel and zinc, which trade on the London Metal Exchange (LME). The component weightings are also determined by several rules designed to insure diversified commodity exposure.

FTSE NAREIT All Equity REITs Index: an index of US publicly traded REITs. Equity REITs include those firms that own, manage and lease investment-grade commercial real estate. Specifically, a company is classified as an equity REIT if 75% or more of its gross invested book assets are invested in real property.

MSCI All Country World ex-US Index: a free-float-adjusted, market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging market countries, excluding the US.

MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

S&P 500® Index: an index of 500 leading companies in leading industries of the US economy, capturing 75% coverage of US equities.

S&P Global Natural Resources Index: an index that includes 90 of the largest publicly-traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified, liquid and investable equity exposure across three primary commodity-related sectors: Agribusiness, Energy, and Metals & Mining.

[1]	All index returns are from Zephyr except the Barclays Capital Multiverse and S&P Global Natural Resources, which are sourced from Morningstar.

FX2012-1113-0215/E

GuideMarkSM Large Cap Growth Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on September 30, 2002. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

RUSSELL 1000® GROWTH INDEX – An unmanaged index which measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000® Index. The Russell 3000® Index is an unmanaged index which measures the performance of the 3,000 largest US Companies, based on total market capitalization, which represents approximately 98% of the investable US equity market.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)

	One Year	Five Year	Ten Year	Since Inception(1)

GuideMarkSM Large Cap Growth Fund
Service Shares	28.47%	0.67%	6.82%	1.17%
Institutional Shares	29.09%	N/A	N/A	2.24%
Russell 1000® Growth Index	29.19%	3.24%	8.41%	3.04	%(2)

(1)	Inception date is 6/29/01 for Service Shares and 4/29/11 for Institutional Shares.

(2)

The return shown for the Russell 1000® Growth Index is from the inception date of the Service Shares. The Russell 1000® Growth Index return from the inception date of the Institutional Shares is 6.52%.

GuideMarkSM Large Cap Growth Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 2012, the Fund returned -0.47%, underperforming the Russell 1000 Growth Index at 1.84%.

•

The Fund trailed the benchmark for the period due to weak security selection and sector allocation primarily in April and May as the market declined on global macro worries. In the market rally that followed beginning in June, the Fund outperformed its benchmark.

•

Security selection within the technology sector, in addition to an overweight allocation to the sector, was a large contributor to the relative underperformance over the period. Although owning Apple benefited the Fund on an absolute basis, exposure to slower growth securities within the sector, including Cisco and EMC detracted from relative performance.

•

Security selection within the industrials sector detracted from performance for the period. Industrial related stocks, including Caterpillar, traded lower largely due to fears that a slowdown in China could negatively impact future growth.

Components of Portfolio Holdings*

*Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Apple, Inc.	9.36
2	Cisco Systems, Inc.	4.88
3	Microsoft Corp.	4.33
4	Google, Inc.	3.26
5	International Business Machines Corp.	3.03
6	The Coca-Cola Company	2.77
7	Philip Morris International, Inc.	2.65
8	Amgen, Inc.	2.40
9	Verizon Communications, Inc.	2.26
10	Wal-Mart Stores, Inc.	2.20

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P, and has been licensed for use by U.S. Bancorp Fund Services, LLC.

GuideMarkSM Large Cap Value Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on September 30, 2002. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

RUSSELL 1000® VALUE INDEX – An unmanaged index which measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Index is an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000® Index. The Russell 3000® Index is an unmanaged index which measures the performance of the 3,000 largest US Companies, based on total market capitalization, which represents approximately 98% of the investable US equity market.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)

	One Year	Five Year	Ten Year	Since Inception(1)

GuideMarkSM Large Cap Value Fund
Service Shares	28.21%	-4.49%	5.45%	1.64%
Institutional Shares	28.77%	N/A	N/A	1.67%
Russell 1000® Value Index	30.92%	-0.90%	8.17%	4.39	%(2)

(1)	Inception date is 6/29/01 for Service Shares and 4/29/11 for Institutional Shares.

(2)	The return shown for the Russell 1000® Value Index is from the inception date of the Service Shares. The Russell 1000® Value Index return from the inception date of the Institutional Shares is 4.41%.

GuideMarkSM Large Cap Value Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 2012, the Fund returned 1.42%, underperforming the Russell 1000 Value Index at 4.16%.

•

The Fund trailed the benchmark for the period due primarily to relative sector positioning combined with weak security selection within the health care and telecom services sectors. Relative sector exposures are not targeted, but are a result of security selection while portfolio characteristics are held similar to the benchmark.

•

Underweight exposure to telecom services and utilities sectors detracted in the earlier months of the period, while an underweight exposure to more cyclical sectors including financials, consumer discretionary and energy negatively impacted performance in the second half of the period as the market rallied.

•	Within health care, managed care companies including Wellpoint, United Healthcare and Cigna sold off during the period as a result of increased regulatory uncertainty.

Components of Portfolio Holdings*

*Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Capital One Financial Corp.	3.30
2	Stanley Black & Decker, Inc.	3.01
3	SLM Corp.	2.33
4	Pfizer, Inc.	1.82
5	Philip Morris International, Inc.	1.81
6	Medtronic, Inc.	1.79
7	UnitedHealth Group, Inc.	1.79
8	Carnival Corp. – ADR	1.71
9	AT&T, Inc.	1.68
10	JPMorgan Chase & Co.	1.63

GuideMarkSM Small/Mid Cap Core Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on September 30, 2002. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

RUSSELL 2500TM INDEX – Measures the performance of the small- to mid-cap segment of the US equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000® Index. The Russell 2500 Index includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)

	One Year	Five Year	Ten Year	Since Inception(1)

GuideMarkSM Small/Mid Cap Core Fund
Service Shares	32.27%	1.12%	7.48%	5.08%
Institutional Shares	32.84%	N/A	N/A	-2.01%
Russell 2500TM Index	30.93%	2.80%	10.86%	6.84	%(2)

(1)	Inception date is 6/29/01 for Service Shares and 4/29/11 for Institutional Shares.

(2)	The return shown for the Russell 2500TM Index is from the inception date of the Service Shares. The Russell 2500 Index return from the inception date of the Institutional Shares is -0.24%.

GuideMarkSM Small/Mid Cap Core Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 2012, the Fund returned 0.52%, underperforming the Russell 2500 Index at 1.19%.

•

The Fund trailed the benchmark due to its exposure to lower beta securities during the market rally in the last four months of the period. This exposure had benefited the Fund in the first two months of the period.

•

Security selection in the financials and technology sectors were the largest detractors from performance, and offset the positive contribution from sector positioning including an underweight to consumer discretionary.

•

Within the financials sector, owning bank holding company First Merit and online foreign exchange service provider FXCM detracted from performance. First Merit fell more than 10% after it announced plans to acquire Citizens Republic Bancorp. FXCM traded lower after it reported weaker than expected quarterly earnings.

Components of Portfolio Holdings*

*Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Douglas Emmett, Inc.	2.41
2	Huntington Bancshares, Inc.	1.99
3	Reinsurance Group of America	1.87
4	Axis Capital Holdings Ltd.	1.87
5	Post Properties, Inc.	1.62
6	FirstMerit Corp.	1.60
7	American Campus Communities, Inc.	1.59
8	Extra Space Storage, Inc.	1.58
9	Colfax Corp.	1.54
10	AMETEK, Inc.	1.49

GuideMarkSM World ex-US Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on September 30, 2002. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

MSCI ALL COUNTRY WORLD EX-US INDEX – A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. It consists of country indices comprising of developed and emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)

	One Year	Five Year	Ten Year	Since Inception(1)

GuideMarkSM World ex-US Fund
Service Shares	16.14%	-9.59%	5.09%	1.55%
Institutional Shares	16.70%	N/A	N/A	-9.36%
MSCI All Country World ex-US Index	15.04%	-3.67%	10.32%	6.25	%(2)

(1)	Inception date is 6/29/01 for Service Shares and 4/29/11 for Institutional Shares.

(2)

The return shown for the MSCI All Country World ex-US Index is from the inception date of the Service Shares. The MSCI All Country World ex-US Index return from the inception date of the Institutional Shares is -8.26%.

GuideMarkSM World ex-US Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 2012, the Fund returned -1.06%, underperforming the MSCI All Country World ex-US Index at -0.44%.

•	The Fund trailed the benchmark for the period, due primarily to its exposure to Asia Pacific-ex Japan and modest exposure to developed Europe. This offset the positive impact from security selection.

•

An overweight exposure to Asia Pacific ex Japan detracted from performance for the period as the fears of an economic slowdown in China weighed heavily on the region. A modest exposure to Europe also detracted from overall performance, as the European markets continued to experience significant volatility as a result of the ongoing sovereign debt crisis.

•

An overweight to the telecom services sector was positive over the period as telecom stock performed well given their solid cash flow streams but it was more than offset by an overweight allocation to the materials sector. Materials related stocks, especially gold miners, sold off as investors worried that rising production costs would negatively impact future earnings.

Components of Portfolio Holdings*

*Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Nestle SA	1.90
2	Vodafone Group Plc	1.38
3	PowerShares India Portfolio	1.36
4	Sanofi-Aventis SA	1.31
5	Samsung Electronics Co. Ltd.	1.29
6	British American Tobacco Plc	1.07
7	Novo Nordisk A/S	1.01
8	HSBC Holdings Plc	0.95
9	BP Plc	0.93
10	Commonwealth Bank of Australia	0.91

GuideMarkSM Opportunistic Equity Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 1, 2011 (commencement of the Fund’s Service Shares operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

RUSSELL 3000® INDEX – Measures the performance of the largest 3,000 US companies representing approximately 98% of the investable US equity market.

AVERAGE ANNUAL TOTAL RETURN (for the period ended September 30)

	One Year	Since Inception(1)

GuideMarkSM Opportunistic Equity Fund
Service Shares	24.71%	-1.07%
Institutional Shares	25.28%	-2.08%
Russell 3000® Index	30.20%	6.38	%(2)

(1)	Inception date is 4/1/11 for Service Shares and 4/29/11 for Institutional Shares.

(2)	The return shown for the Russell 3000® Index is from the inception date of the Service Shares. The Russell 3000® Index return from the inception date of the Institutional Shares is 4.94%.

GuideMarkSM Opportunistic Equity Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 2012, the Fund returned -0.20%, underperforming the Russell 3000 Index at 2.89%.

•

The Fund trailed the benchmark for the period due to weak security selection and sector allocation primarily in April and May as the market declined on global macro worries. In the market rally that followed, beginning in June, the Fund outperformed its benchmark.

•	Two of the five largest detractors to performance were energy related stocks. Both Devon and Apache traded lower due to negative investor sentiment as a result of lower oil and natural gas prices.

•

An underweight to the telecom services sector dampened returns, as the sector benefited from takeover rumors as well as investors’ desire for higher dividend stocks in the earlier months of the period.

Components of Portfolio Holdings*

*Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Devon Energy Corp.	2.38
2	General Electric Co.	2.34
3	Apple, Inc.	2.25
4	Newmont Mining Corp.	1.87
5	JPMorgan Chase & Co.	1.80
6	BP Plc	1.77
7	The Charles Schwab Corp.	1.76
8	ConAgra Foods, Inc.	1.64
9	American International Group, Inc.	1.64
10	H&R Block, Inc.	1.61

GuideMarkSM Global Real Return Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 1, 2011 (commencement of the Fund’s Service Shares operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

BARCLAYS CAPITAL US TIPS INDEX – Includes all publicly-issued, US Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value.

GLOBAL REAL RETURN BLENDED INDEX – A weighted combination of 20% of the total return from the Dow Jones-UBS Commodities Index, 35% of the total return from the S&P Natural Resources North American Index, 20% of the total return from the Dow Jones Global Select RESI Index and 25% of the total return from the Barclays Global Inflation Linked Bond Index. Returns are weighted on a 20/35/20/25 basis for each historical month and then the longer-term Blended Index returns are geometrically combined from these historical monthly returns to create aggregate returns (1-year, 3-years, 5-years, etc.) for the Blended Index.

AVERAGE ANNUAL TOTAL RETURN (for the period ended September 30)

	One Year	Since Inception(1)

GuideMarkSM Global Real Return Fund
Service Shares	13.79%	-2.81%
Institutional Shares	14.34%	-4.46%
Barclays Capital US TIPS Index	9.10%	11.53	%(2)
Global Real Return Blended Index	16.61%	-1.04	%(3)

(1)	Inception date is 4/1/11 for Service Shares and 4/29/11 for Institutional Shares.

(2)

The return shown for the Barclays Capital US TIPS Index is from the inception date of the Service Shares. The Barclays Capital US TIPS Index return from the inception date of the Institutional Shares is 10.53%.

(3)

The return shown for the Global Real Return Blended Index is from the inception date of the Service Shares. The Global Real Return Blended Index return from the inception date of the Institutional Shares is -3.13%.

GuideMarkSM Global Real Return Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 2012, the Fund returned 0.96%, underperforming the Barclays Capital U.S. TIPS Index and the Blended Index at 5.34% and 3.53%, respectively.

•

The Fund trailed the benchmark for the period due to weakness in April and May as the market declined on global macro worries leading to negative returns for commodities and global natural resources. In the market rally that followed beginning in June, the Fund outperformed its benchmark.

•

The Fund outperformed the Barclays Capital U.S. TIPS Index in the second half of the period as investors grew less defensive and risk assets mounted a rally but it was not enough to offset the trailing returns generated in the first few months of the period.

•

An overweight exposure to natural resources and underweight exposure to commodities was a large driver of the underperformance relative to the Blended Benchmark. Energy fell due to falling oil prices and gold miners continued to trade lower due to concerns over rising production costs dampening future growth.

Components of Portfolio Holdings*

*Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	SPDR S&P Global Natural Resources ETF	25.44
2	PowerShares DB Commodity Index Tracking Fund	13.42
3	SPDR Barclays Capital TIPS ETF	12.74
4	SPDR Dow Jones International Real Estate ETF	11.04
5	SPDR Dow Jones REIT ETF	10.68
6	SPDR DB International Government Inflation-Protected Bond ETF	7.09
7	Energy Select Sector SPDR Fund	5.07
8	PowerShares Global Agriculture ETF	3.56
9	SPDR Metals and Mining ETF	3.50
10	PowerShares DB Gold Fund	2.18

GuideMarkSM Core Fixed Income Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on September 30, 2002. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

BARCLAYS CAPITAL US AGGREGATE BOND INDEX – A broad-based benchmark that measures the investment-grade, US dollar-denominated fixed-rate taxable bond market, including US Treasuries, government-related and corporate debt securities, and mortgage- and asset-backed securities. All securities contained in the Barclays Capital US Aggregate Bond Index have a minimum term to maturity of one year.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)

	One Year	Five Year	Ten Year	Since Inception(1)

GuideMarkSM Core Fixed Income Fund
Service Shares	5.22%	5.53%	4.90%	5.13%
Institutional Shares	5.81%	N/A	N/A	6.84%
Barclays Capital US Aggregate Bond Index	5.16%	6.53%	5.32%	5.91	%(2)

(1)	Inception date is 6/29/01 for Service Shares and 4/29/11 for Institutional Shares.

(2)

The return shown for the Barclays Capital US Aggregate Bond Index is from the inception date of the Service Shares. The Barclays Capital US Aggregate Bond Index return from the inception date of the Institutional Shares is 7.12%.

GuideMarkSM Core Fixed Income Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 2012, the Fund returned 3.81%, outperforming the Barclays Capital Aggregate Bond Index at 3.68%.

•	The Fund outperformed the benchmark for the period as a result of its exposure to mortgage backed securities and overweight to investment grade corporate bonds.

•

Exposure to non-agency mortgage-backed securities aided returns as the sector rallied based on expectations that the U.S. housing market was poised for a recovery. An overweight to agency mortgage-backed securities benefited the Fund as the securities traded higher after the announcement of a third round of quantitative easing.

•

Although the overweight exposure to investment grade corporate bonds detracted from performance in the first two months of the period, this exposure benefitted the Fund in the second half of the period due to quantitative easing both in the U.S. and in Europe.

Components of Portfolio Holdings*

*Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	U.S. Treasury Bond, 3.125%, 11/15/2041	2.70
2	U.S. Treasury Note, 0.250%, 07/15/2015	2.55
3	U.S. Treasury Note, 0.875%, 01/31/2017	2.10
4	Federal National Mortgage Association, Pool# AJ0130, 3.500%, 05/01/2042	1.97
5	U.S. Treasury Note, 2.000%, 02/15/2022	1.77
6	U.S. Treasury Note, 0.625%, 07/15/2014	1.39
7	Federal National Mortgage Association, Pool #AP1651, 3.000%, 08/01/2042	1.29
8	U.S. Treasury Note, 2.000%, 11/15/2021	1.25
9	Federal National Mortgage Association, Pool# AB0074, 5.000%, 02/01/2035	1.23
10	Federal National Mortgage Association, Pool #AH8854, 4.500%, 04/01/2041	1.11

GuideMarkSM Tax-Exempt Fixed Income Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on September 30, 2002. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

BARCLAYS MUNICIPAL BOND INDEX – The Barclays Capital US Municipal Bond Index is a market-value-weighted index for the long-term tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds.

AVERAGE ANNUAL TOTAL RETURN (for periods ended September 30)

	One Year	Five Year	Ten Year	Since Inception (6/29/01)

GuideMarkSM Tax-Exempt Fixed Income Fund	8.21%	5.08%	3.51%	4.10%

Barclays Municipal Bond Index	8.32%	6.06%	5.03%	5.51%

GuideMarkSM Tax-Exempt Fixed Income Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 2012, the Fund returned 4.11%, underperforming the Barclays Municipal Bond Index at 4.24%.

•

The Fund trailed the benchmark for the period as a result of its lower exposure to the longest maturities of the yield curve. Additionally, the Fund’s higher quality bias was also a slight detractor from performance.

•

Exposure to lower-rated investment grade bonds benefited the Fund in the latter part of the period as investors reached for yield. However, the contribution was offset by the Fund’s bias to higher-rated bonds.

•	The Fund’s slight underweight exposure to the intermediate and longest end of the maturity range dampened relative performance.

Components of Portfolio Holdings*

*Pie chart represents percentages of total portfolio.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Allegheny County Hospital Development Authority, Series A, Revenue Bond, 5.000%, 09/01/2014	1.65
2	California, GO, 6.500%, 04/01/2033	1.54
3	Wisconsin, Series A, Refunding, Revenue Bond, 6.000%, 05/01/2033	1.50
4	Indiana State Finance Authority, Series A, Refunding, Revenue Bond, 5.000%, 02/01/2021	1.50
5	Henry County Public Service Authority Water & Sewer, Refunding, Revenue Bond, FSA Insured, 5.500%, 11/15/2019	1.49
6	Gilroy Unified School District, GO, Assured Guaranty Insured, 6.000%, 08/01/2025	1.48
7	Utah Associated Municipal Power Systems San Juan Project, Refunding, Revenue Bond, 5.500%, 06/01/2022	1.48
8	Lycoming County College, Revenue Bond, 5.500%, 07/01/2026	1.45
9	Boise-Kuna District, Revenue Bond, 7.375%, 06/01/2034	1.43
10	Los Angeles Department of Airports, Series A, Refunding, Revenue Bond, 5.250%, 05/15/2029	1.43

GuideMarkSM Opportunistic Fixed Income Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 1, 2011 (commencement of the Fund’s Service Shares operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

BARCLAYS CAPITAL MULTIVERSE INDEX – The Barclays Capital Multiverse Index is a broad-based index that provides a measure of the global fixed income market.

AVERAGE ANNUAL TOTAL RETURN (for the period ended September 30)

	One Year	Since Inception(1)

GuideMarkSM Opportunistic Fixed Income Fund
Service Shares	12.82%	3.37%
Institutional Shares	13.37%	3.61%
Barclays Capital Multiverse Index	5.57%	6.54	%(2)

(1)	Inception date is 4/1/11 for Service Shares and 4/29/11 for Institutional Shares.

(2)

The return shown for the Barclays Capital Multiverse Index is from the inception date of the Service Shares. The Barclays Capital Multiverse Index return from the inception date of the Institutional Shares is 4.34%.

GuideMarkSM Opportunistic Fixed Income Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 2012, the Fund returned 4.51%, outperforming the Barclays Capital Multiverse Index at 4.01%.

•	The Fund outperformed the benchmark for the period as a result of its currency positions and credit exposures as global macroeconomic headwinds began to wane and investors’ risk appetite increased.

•

Exposure to a basket of emerging market currencies including Asia ex-Japan and Latin America was beneficial as these mounted a rally later in the period versus the U.S. dollar. The Fund’s exposure to peripheral European currencies including the Polish Zloty also contributed to performance in the second half of the period as these currencies outperformed the Euro.

•	The Fund’s sovereign credit exposure also contributed to performance as fears of a European debt crisis began to subside in the second half of the period.

Components of Portfolio Holdings*

*Pie chart represents percentages of total portfolio.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Republic of Korea, 3.000%, 12/10/2013	7.70
2	Petroleos de Venezuela SA, 4.900%, 10/28/2014	3.56
3	Republic of Indonesia, 12.500%, 03/15/2013	3.31
4	Federal National Mortgage Association, Series #1209, 3.500%, 10/01/2042	2.87
5	Republic of Ireland, 5.000%, 10/18/2020	2.25
6	Poland Government Bond, 0.000%, 01/25/2013	2.15
7	Federal Home Loan Mortgage Corp., Series #280, 3.000%, 09/15/2042	2.02
8	Republic of Iceland, 4.875%, 06/16/2016	1.88
9	Ukraine Government International Bond, 7.950%, 02/23/2021	1.81
10	Republic of Hungary, 6.750%, 08/22/2014	1.34

GuidePathSM Strategic Asset Allocation Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 29, 2011 (commencement of the Fund’s operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

S&P 500® INDEX – An index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. It is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe.

MSCI ALL COUNTRY WORLD INDEX – A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. It consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

AVERAGE ANNUAL TOTAL RETURN (for the period ended September 30)

	One Year	Since Inception(1)

GuidePathSM Strategic Asset Allocation Fund
Service Shares	21.72%	-2.97%
Institutional Shares	N/A	-1.66	%(2)
S&P 500® Index	30.20%	6.27	%(3)
MSCI All Country World Index	21.67%	-2.11	%(4)

(1)	Inception date is 4/29/11 for Service Shares and 9/13/12 for Institutional Shares.

(2)	The return shown is cumulative from the inception date.

(3)	The return shown for the S&P 500® Index is annualized from the inception date of the Service Shares. The S&P 500® Index cumulative return from the inception date of the Institutional Shares is -1.26%.

(4)

The return shown for the MSCI All Country World Index is annualized from the inception date of the Service Shares. The MSCI All Country World Index cumulative return from the inception date of the Institutional Shares is -0.78%.

GuidePathSM Strategic Asset Allocation Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 2012, the Fund returned 0.11% underperforming the S&P 500 Index at 3.43%. The Fund trailed the MSCI All Country World Index at 1.23%.

•

Exposure to international equities was the largest driver of the Fund’s underperformance relative to the S&P 500 Index. International markets faced headwinds as investors awaited resolution of the European debt crisis and fears of an economic slowdown in China prevailed.

•

International exposure helped lift returns in the period from June to September relative to the S&P 500 Index. However, relative to the MSCI All Country World Index the Fund trailed due to an emphasis towards lower beta small and mid capitalization domestic equities and weakness from security selection within US large cap healthcare.

•	Exposure to domestic and international REITs proved beneficial as real estate markets saw marginal improvement.

Components of Portfolio Holdings*

*Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	GuideMarkSM World ex-US Fund – Institutional Shares	16.45
2	Vanguard FTSE All-World ex-US Index Fund	15.78
3	SPDR S&P 500 ETF Trust	15.63
4	GuideMarkSM Small/Mid Cap Core Fund – Institutional Shares	9.35
5	GuideMarkSM Large Cap Value Fund – Institutional Shares	8.18
6	GuideMarkSM Opportunistic Equity Fund – Institutional Shares	7.97
7	GuideMarkSM Large Cap Growth Fund – Institutional Shares	7.73
8	GuideMarkSM Global Real Return Fund – Institutional Shares	4.82
9	Vanguard Small-Cap Growth ETF	2.61
10	iShares MSCI Canada Index Fund	2.13

GuidePathSM Tactical Constrained Asset Allocation Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 29, 2011 (commencement of the Fund’s operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

S&P 500® INDEX – An index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. It is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe.

TACTICAL CONSTRAINED BLENDED INDEX – A weighted combination of 75% of the total return from the MSCI All Country World Index with 25% of the total return from the Barclays Capital US Aggregate Bond Index. Returns are weighted on a 75/25 basis for each historical month and then the longer-term Blended Index returns are geometrically combined from these historical monthly returns to create aggregate returns (1-year, 3-years, 5-years, etc.) for the Blended Index.

AVERAGE ANNUAL TOTAL RETURN (for the period ended September 30)

	One Year	Since Inception(1)

GuidePathSM Tactical Constrained Asset Allocation Fund
Service Shares	18.41%	-0.30%
Institutional Shares	N/A	-1.20	%(2)
S&P 500® Index	30.20%	6.27	%(3)
Tactical Constrained Blended Index	17.65%	0.47	%(4)

(1)	Inception date is 4/29/11 for Service Shares and 9/13/12 for Institutional Shares.

(2)	The return shown is cumulative from the inception date.

(3)	The return shown for the S&P 500® Index is annualized from the inception date of the Service Shares. The S&P 500® Index cumulative return from the inception date of the Institutional Shares is -1.26%.

(4)

The return shown for the Tactical Constrained Blended Index is annualized from the inception date of the Service Shares. The Tactical Constrained Blended Index cumulative return from the inception date of the Institutional Shares is -0.45%.

GuidePathSM Tactical Constrained Asset Allocation Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•

For the 6 months ended September 2012, the Fund returned 1.02% underperforming the S&P 500 Index at 3.43%. The Fund trailed the blended benchmark of 75% MSCI All Country World Index and 25% Barclays US Aggregate Bond Index at 1.98%.

•

Exposure to international equities was the largest driver of underperformance relative to the S&P 500 Index driven by negative returns seen in the first two months of the period. International markets faced headwinds as they awaited resolute action to the European debt crisis and fears of an economic slowdown in China prevailed.

•

International exposure helped lift returns in the period June-September relative to the S&P 500 Index. However relative to the MSCI ACWI Index the fund trailed due to an emphasis towards lower beta securities within US small and mid cap equities and weakness from security selection within US large cap healthcare.

•

Relative to the S&P 500 index, fixed income proved beneficial in the first two months, but tempered returns in the latter part of the period. However, within fixed income, exposure to mortgage-backed securities, high yield bonds and emerging market currencies benefited performance in absolute terms, as the market rallied beginning in June.

Components of Portfolio Holdings*

*Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	GuideMarkSM World ex-US Fund - Institutional Shares	15.63
2	SPDR S&P 500 ETF Trust	13.79
3	GuideMarkSM Core Fixed Income Fund – Institutional Shares	11.53
4	GuideMarkSM Opportunistic Equity Fund – Institutional Shares	10.50
5	GuideMarkSM Large Cap Value Fund – Institutional Shares	6.95
6	GuideMarkSM Large Cap Growth Fund – Institutional Shares	6.91
7	GuideMarkSM Opportunistic Fixed Income Fund – Institutional Shares	6.10
8	Vanguard MSCI Emerging Markets ETF	3.09
9	GuideMarkSM Small/Mid Cap Core Fund – Institutional Shares	3.07
10	GuideMarkSM Global Real Return Fund – Institutional Shares	2.49

GuidePathSM Tactical Unconstrained Asset Allocation Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 29, 2011 (commencement of the Fund’s operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

S&P 500® INDEX – An index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. It is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe.

TACTICAL UNCONSTRAINED BLENDED INDEX – A weighted combination of 90% of the total return from the MSCI All Country World Index with 10% of the total return from the Barclays Capital Multiverse Index. Returns are weighted on a 90/10 basis for each historical month and then the longer-term Blended Index returns are geometrically combined from these historical monthly returns to create aggregate returns (1-year, 3-years, 5-years, etc.) for the Blended Index.

AVERAGE ANNUAL TOTAL RETURN (for the period ended September 30)

	One Year	Since Inception(1)

GuidePathSM Tactical Unconstrained Asset Allocation Fund
Service Shares	12.16%	-2.11%
Institutional Shares	N/A	-0.92	%(2)
S&P 500® Index	30.20%	6.27	%(3)
Tactical Unconstrained Blended Index	20.07%	-1.37	%(4)

(1)	Inception date is 4/29/11 for Service Shares and 9/13/12 for Institutional Shares.

(2)	The return shown is cumulative from the inception date.

(3)	The return shown for the S&P 500® Index is annualized from the inception date of the Service Shares. The S&P 500® Index cumulative return from the inception date of the Institutional Shares is -1.26%.

(4)

The return shown for the Tactical Unconstrained Blended Index is annualized from the inception date of the Service Shares. The Tactical Unconstrained Blended Index cumulative return from the inception date of the Institutional Shares is -0.65%.

GuidePathSM Tactical Unconstrained Asset Allocation Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•

For the 6 months ended September 2012, the Fund returned 1.15% underperforming the S&P 500 Index at 3.43%. The Fund trailed the blended benchmark of 90% MSCI ACWI Index and 10% Barclays Multiverse Index at 1.55%.

•

Defensive positioning and higher cash allocations within the Fund were the main driver of the lagging returns, especially during the market rally beginning in June. For the first two months of the period, the Fund outperformed both its benchmarks by at least 200 basis points.

•

Domestically biased exposure dampened returns in the period from June through September due to an emphasis towards lower beta securities within US small and mid cap equities and weakness from security selection within US large cap healthcare.

•

Relative to the S&P 500 index, fixed income proved beneficial in the first two months, but tempered returns in the latter part of the period. However, within fixed income, exposure to high yield bonds, floating rate notes and emerging market currencies benefited performance in absolute terms, as the market rallied beginning in June.

Components of Portfolio Holdings*

*Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	SPDR S&P 500 ETF Trust	14.67
2	Virtus Premium AlphaSector Fund – Institutional Shares	12.33
3	GuideMarkSM Opportunistic Equity Fund – Institutional Shares	7.64
4	GuideMarkSM Large Cap Value Fund – Institutional Shares	6.61
5	Stadion Managed Portfolio Trust – Institutional Shares	5.21
6	Eaton Vance Floating-Rate Fund – Institutional Shares	5.00
7	GuideMarkSM Opportunistic Fixed Income Fund – Institutional Shares	4.90
8	GuideMarkSM Small/Mid Cap Core Fund – Institutional Shares	4.23
9	Vanguard MSCI Emerging Markets ETF	3.97
10	Vangard MSCI EAFE ETF	3.59

GuidePathSM Absolute Return Asset Allocation Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 29, 2011 (commencement of the Fund’s operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

CITIGROUP 3-MONTH TREASURY BILL INDEX – Tracks the performance of US Treasury Bills with a remaining maturity of three months.

AVERAGE ANNUAL TOTAL RETURN (for the period ended September 30)

	One Year	Since Inception(1)

GuidePathSM Absolute Return Asset Allocation Fund
Service Shares	4.81%	1.90%
Institutional Shares	N/A	0.20	%(2)
Citigroup 3-Month Treasury Bill Index	0.05%	0.06	%(3)

(1)	Inception date is 4/29/11 for Service Shares and 9/13/12 for Institutional Shares.

(2)	The return shown is cumulative from the inception date.

(3)

The return shown for the Citigroup 3-Month Treasury Bill Index is annualized from the inception date of the Service Shares. The Citigroup 3-Month Treasury Bill Index cumulative return from the inception date of the Institutional Shares is 0.00%.

GuidePathSM Absolute Return Asset Allocation Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 6 months ended September 2012, the Fund returned 1.69% outperforming the Citi 3-month Treasury Bill Index at 0.04%.

•

Within fixed income, exposure to corporate bonds, global high yield bonds, and mortgage-backed securities were the primary contributors to performance especially in the June to September period as risk taking was rewarded in the markets.

•

The iPath US Treasury 10-year Bear ETN was the largest detractor to returns as the flight to safety in the first part of the period caused yields fall as demand for treasuries renewed, especially in the first two months of the period.

•	Exposure to emerging market currencies was beneficial during the latter four months of the period as the US dollar weakened against other currencies as the markets rallied.

Components of Portfolio Holdings*

*Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Vanguard Total Bond Market Index Fund	9.04
2	BlackRock Low Duration Bond Portfolio – Institutional Shares	8.06
3	iShares Barclays Credit Bond Fund	7.92
4	GuideMarkSM Opportunistic Fixed Income Fund – Institutional Shares	7.56
5	Pioneer Strategic Income Fund – Class Y	7.55
6	GuideMarkSM Core Fixed Income Fund – Institutional Shares	6.44
7	iShares Barclays MBS Bond Fund	5.25
8	SPDR Barclays Capital 1-3 Month T-Bill ETF	4.57
9	DoubleLine Total Return Bond Fund – Institutional Shares	3.99
10	Eaton Vance Multi-Strategy Absolute Return Fund – Institutional Shares	3.26

GuideMarkSM Funds & GuidePathSM Funds
EXPENSE EXAMPLE (Unaudited)
September 30, 2012

As a shareholder of the GuideMarkSM & GuidePathSM Funds (the “Funds”), you incur ongoing costs, including management fees, distribution and/or service fees, and other Fund expenses. The Expense Example shown in this section is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Examples are based on an investment of $1,000 invested at the beginning of a six-month period and held for the entire period, which for both classes of the GuideMarkSM Large Cap Growth Fund, GuideMarkSM Large Cap Value Fund, GuideMarkSM Small/Mid Cap Core Fund, GuideMarkSM World ex-US Fund, GuideMarkSM Opportunistic Equity Fund, GuideMarkSM Global Real Return Fund, GuideMarkSM Core Fixed Income Fund, GuideMarkSM Tax-Exempt Fixed Income Fund and GuideMarkSM Opportunistic Fixed Income Fund, along with the GuidePathSM Strategic Asset Allocation Fund –Service Shares, GuidePathSM Tactical Constrained Asset Allocation Fund – Service Shares, GuidePathSM Tactical Unconstrained Asset Allocation Fund – Service Shares, and GuidePathSM Absolute Return Asset Allocation Fund – Service Shares was from April 1, 2012 to September 30, 2012, for the GuidePathSM Multi-Asset Income Asset Allocation Fund –Service Shares, GuidePathSM Fixed Income Allocation Fund – Service Shares, and GuidePathSM Altegris® Multi-Strategy Alternative Allocation Fund – Service Shares was from August 31, 2012 to September 30, 2012, and for the GuidePathSM Strategic Asset Allocation Fund – Institutional Shares, GuidePathSM Tactical Constrained Asset Allocation Fund – Institutional Shares, GuidePathSM Tactical Unconstrained Asset Allocation Fund – Institutional Shares, GuidePathSM Absolute Return Asset Allocation Fund – Institutional Shares, GuidePathSM Fixed Income Allocation Fund – Institutional Shares, and GuidePathSM Altegris® Multi-Strategy Alternative Allocation Fund – Institutional Shares was from September 13, 2012 to September 30, 2012.

Actual Expenses
The first line of the Expense Example table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The example includes, but is not limited to, management fees, shareholder servicing fees, distribution fees, fund accounting fees, custody fees and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by a Fund and other extraordinary expenses as determined under generally accepted accounting principles. To the extent that a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which a Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expenses ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

GuideMarkSM & GuidePathSM Funds
EXPENSE EXAMPLE (Continued) (Unaudited)
September 30, 2012

Fund		Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Annualized Expense Ratio[1] based on the period April 1, 2012– September 30, 2012	Expenses Paid During Period[2] April 1, 2012– September 30, 2012

INSTITUTIONAL SHARES

GuideMarkSM Large Cap	Actual	$1,000.00	$997.20	0.92%	$4.61
Growth Fund	Hypothetical[3]	$1,000.00	$1,020.46	0.92%	$4.66

GuideMarkSM Large Cap	Actual	$1,000.00	$1,016.70	0.92%	$4.65
Value Fund	Hypothetical[3]	$1,000.00	$1,020.46	0.92%	$4.66

GuideMarkSM Small/Mid Cap	Actual	$1,000.00	$1,007.80	1.08%	$5.44
Core Fund	Hypothetical[3]	$1,000.00	$1,019.65	1.08%	$5.47

GuideMarkSM World	Actual	$1,000.00	$992.00	1.08%	$5.39
ex-US Fund	Hypothetical[3]	$1,000.00	$1,019.65	1.08%	$5.47

GuideMarkSM Opportunistic	Actual	$1,000.00	$1,000.00	1.06%	$5.31
Equity Fund	Hypothetical[3]	$1,000.00	$1,019.75	1.06%	$5.37

GuideMarkSM Global	Actual	$1,000.00	$1,012.80	0.92%	$4.64
Real Return Fund	Hypothetical[3]	$1,000.00	$1,020.46	0.92%	$4.66

GuideMarkSM Core	Actual	$1,000.00	$1,040.70	0.71%	$3.63
Fixed Income Fund	Hypothetical[3]	$1,000.00	$1,021.51	0.71%	$3.60

GuideMarkSM Opportunistic	Actual	$1,000.00	$1,048.60	1.05%	$5.39
Fixed Income Fund	Hypothetical[3]	$1,000.00	$1,019.80	1.05%	$5.32

[1]	The expense ratio excludes the securities lending credit.
[2]	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
[3]	5% return before expenses.

GuideMarkSM & GuidePathSM Funds
EXPENSE EXAMPLE (Continued) (Unaudited)
September 30, 2012

Fund		Beginning Account Value September 13, 2012	Ending Account Value September 30, 2012	Annualized Expense Ratio[1] based on the period September 13, 2012– September 30, 2012	Expenses Paid During Period[2] September 13, 2012– September 30, 2012

INSTITUTIONAL SHARES

GuidePathSM Strategic	Actual	$1,000.00	$983.40	0.40%	$0.18
Asset Allocation Fund	Hypothetical[3]	$1,000.00	$1,002.14	0.40%	$0.19

GuidePathSM Tactical	Actual	$1,000.00	$988.00	0.43%	$0.20
Constrained Asset Allocation Fund	Hypothetical[3]	$1,000.00	$1,002.13	0.43%	$0.20

GuidePathSM Tactical	Actual	$1,000.00	$990.80	0.49%	$0.23
Unconstrained Asset Allocation Fund	Hypothetical[3]	$1,000.00	$1,002.10	0.49%	$0.23

GuidePathSM Absolute Return	Actual	$1,000.00	$1,002.00	0.50%	$0.23
Asset Allocation Fund	Hypothetical[3]	$1,000.00	$1,002.10	0.50%	$0.23

GuidePathSM Fixed Income	Actual	$1,000.00	$1,004.00	0.47%	$0.22
Allocation Fund	Hypothetical[3]	$1,000.00	$1,002.11	0.47%	$0.22

GuidePathSM Altegris®	Actual	$1,000.00	$993.00	0.37%	$0.17
Multi-Strategy Alternative Allocation Fund	Hypothetical[3]	$1,000.00	$1,002.16	0.37%	$0.17

[1]	The expense ratio excludes the securities lending credit.
[2]	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 17/365 to reflect the one-half year period.
[3]	5% return before expenses.

GuideMarkSM & GuidePathSM Funds
EXPENSE EXAMPLE (Continued) (Unaudited)
September 30, 2012

Fund		Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Annualized Expense Ratio[1] based on the period April 1, 2012– September 30, 2012	Expenses Paid During Period[2] April 1, 2012– September 30, 2012

SERVICE SHARES

GuideMarkSM Large Cap	Actual	$1,000.00	$995.30	1.51%	$7.55
Growth Fund	Hypothetical[3]	$1,000.00	$1,017.50	1.51%	$7.64

GuideMarkSM Large Cap	Actual	$1,000.00	$1,014.20	1.49%	$7.52
Value Fund	Hypothetical[3]	$1,000.00	$1,017.60	1.49%	$7.54

GuideMarkSM Small/Mid Cap	Actual	$1,000.00	$1,005.20	1.63%	$8.19
Core Fund	Hypothetical[3]	$1,000.00	$1,016.90	1.63%	$8.24

GuideMarkSM World	Actual	$1,000.00	$989.40	1.59%	$7.93
ex-US Fund	Hypothetical[3]	$1,000.00	$1,017.10	1.59%	$8.04

GuideMarkSM Opportunistic	Actual	$1,000.00	$998.00	1.60%	$8.01
Equity Fund	Hypothetical[3]	$1,000.00	$1,017.05	1.60%	$8.09

GuideMarkSM Global	Actual	$1,000.00	$1,009.60	1.49%	$7.51
Real Return Fund	Hypothetical[3]	$1,000.00	$1,017.60	1.49%	$7.54

GuideMarkSM Core	Actual	$1,000.00	$1,038.10	1.28%	$6.54
Fixed Income Fund	Hypothetical[3]	$1,000.00	$1,018.65	1.28%	$6.48

GuideMarkSM Tax-Exempt	Actual	$1,000.00	$1,041.10	1.29%	$6.60
Fixed Income Fund	Hypothetical[3]	$1,000.00	$1,018.60	1.29%	$6.53

GuideMarkSM Opportunistic	Actual	$1,000.00	$1,045.10	1.55%	$7.95
Fixed Income Fund	Hypothetical[3]	$1,000.00	$1,017.30	1.55%	$7.84

GuidePathSM Strategic	Actual	$1,000.00	$1,001.10	1.03%	$5.17
Asset Allocation Fund	Hypothetical[3]	$1,000.00	$1,019.90	1.03%	$5.22

GuidePathSM Tactical Constrained	Actual	$1,000.00	$1,010.20	1.05%	$5.29
Asset Allocation Fund	Hypothetical[3]	$1,000.00	$1,019.80	1.05%	$5.32

GuidePathSM Tactical Unconstrained	Actual	$1,000.00	$1,011.50	1.12%	$5.65
Asset Allocation Fund	Hypothetical[3]	$1,000.00	$1,019.45	1.12%	$5.67

GuidePathSM Absolute Return	Actual	$1,000.00	$1,016.90	1.14%	$5.76
Asset Allocation Fund	Hypothetical[3]	$1,000.00	$1,019.35	1.14%	$5.77

[1]	The expense ratio excludes the securities lending credit.
[2]	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
[3]	5% return before expenses.

GuideMarkSM & GuidePathSM Funds
EXPENSE EXAMPLE (Continued) (Unaudited)
September 30, 2012

Fund		Beginning Account Value August 31, 2012	Ending Account Value September 30, 2012	Annualized Expense Ratio[1] based on the period August 31, 2012– September 30, 2012	Expenses Paid During Period[2] August 31, 2012– September 30, 2012

SERVICE SHARES

GuidePathSM Multi-Asset Income	Actual	$1,000.00	$1,014.00	1.10%	$0.91
Asset Allocation Fund	Hypothetical[3]	$1,000.00	$1,003.21	1.10%	$0.91

GuidePathSM Fixed Income	Actual	$1,000.00	$1,004.00	1.05%	$0.86
Allocation Fund	Hypothetical[3]	$1,000.00	$1,003.25	1.05%	$0.86

GuidePathSM Altegris® Multi-Strategy	Actual	$1,000.00	$1,000.00	0.98%	$0.81
Alternative Allocation Fund	Hypothetical[3]	$1,000.00	$1,003.30	0.98%	$0.81

[1]	The expense ratio excludes the securities lending credit.
[2]	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 30/365 to reflect the one-half year period.
[3]	5% return before expenses.

GuideMarkSM Large Cap Growth Fund
SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2012

Number of Shares		Value

	COMMON STOCKS - 100.14%
	Aerospace & Defense - 2.19%
29,510	Boeing Co.	$2,054,486
30,935	Honeywell International, Inc.	1,848,366

		3,902,852

	Beverages - 2.77%
129,972	The Coca-Cola Company	4,929,838

	Biotechnology - 6.78%
50,626	Amgen, Inc.	4,268,784
19,319	Biogen Idec, Inc. (b)	2,882,974
33,056	Celgene Corp. (b)	2,525,479
36,257	Gilead Sciences, Inc. (b)	2,404,927

		12,082,164

	Chemicals - 2.33%
10,020	CF Industries Holdings, Inc.	2,226,845
21,085	Monsanto Co.	1,919,156

		4,146,001

	Communications Equipment - 7.51%
454,968	Cisco Systems, Inc.	8,685,339
8,906	F5 Networks, Inc. (b)	932,458
48,581	Qualcomm, Inc.	3,035,827
31,174	Riverbed Technology, Inc. (b)	725,419

		13,379,043

	Computers & Peripherals - 15.53%
24,971	Apple, Inc.	16,662,150
124,131	EMC Corp. (b)	3,385,052
26,005	International Business Machines Corp.	5,394,737
41,987	NetApp, Inc. (b)	1,380,533
72,560	QLogic Corp. (b)	828,635

		27,651,107

	Consumer Finance - 0.98%
30,771	American Express Co.	1,749,639

	Diversified Financial Services - 0.69%
138,413	Bank of America Corp.	1,222,187

	Diversified Telecommunication Services - 2.26%
88,480	Verizon Communications, Inc.	4,032,034

	Energy Equipment & Services - 4.14%
8,083	Core Laboratories NV	981,923
26,781	Diamond Offshore Drilling, Inc. (a)	1,762,458
25,999	National-Oilwell Varco, Inc.	2,082,780
26,493	Oceaneering International, Inc.	1,463,738
24,217	Transocean Ltd. - ADR	1,087,101

		7,378,000

Number of Shares		Value

	Food & Staples Retailing - 4.37%
21,533	Costco Wholesale Corp.	$2,155,992
35,053	CVS Caremark Corp.	1,697,266
53,147	Wal-Mart Stores, Inc.	3,922,248

		7,775,506

	Food Products - 0.20%
14,973	Green Mountain Coffee Roasters,
	Inc. (b)(a)	355,609

	Health Care Equipment & Supplies - 2.22%
12,065	Edwards Lifesciences Corp. (b)	1,295,419
60,528	Hologic, Inc. (b)	1,225,087
766	Intuitive Surgical, Inc. (b)	379,653
15,465	Zimmer Holdings, Inc.	1,045,743

		3,945,902

	Health Care Providers & Services - 2.46%
28,427	Aetna, Inc.	1,125,709
58,747	UnitedHealth Group, Inc.	3,255,171

		4,380,880

	Hotels, Restaurants & Leisure - 0.27%
7,341	Yum Brands, Inc.	487,002

	Industrial Conglomerates - 1.65%
68,544	General Electric Co.	1,556,634
24,574	Tyco International Ltd. - ADR	1,382,533

		2,939,167

	Internet & Catalog Retail - 1.92%
10,304	Amazon.com, Inc. (b)	2,620,513
1,302	Priceline.com, Inc. (b)	805,587

		3,426,100

	Internet Software & Services - 6.28%
1,850	Baidu, Inc. - ADR (b)	216,117
55,706	eBay, Inc. (b)	2,696,727
7,697	Google, Inc. (b)	5,807,387
47,382	IAC/InterActiveCorp	2,466,707

		11,186,938

	IT Services - 0.79%
10,520	Visa, Inc.	1,412,626

	Life Sciences Tools & Services - 0.76%
44,817	Bruker Corp. (b)	586,654
12,510	Life Technologies Corp. (b)	611,489
1,952	Waters Corp. (b)	162,660

		1,360,803

See notes to financial statements.

GuideMarkSM Large Cap Growth Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
September 30, 2012

Number of Shares		Value

	COMMON STOCKS (Continued)
	Machinery - 1.62%
11,931	Caterpillar, Inc.	$1,026,543
8,704	Dover Corp.	517,801
16,105	Parker Hannifin Corp.	1,346,056

		2,890,400

	Media - 4.13%
73,254	Comcast Corp.	2,620,296
65,405	News Corp.	1,604,385
40,832	Omnicom Group, Inc.	2,105,298
397,379	Sirius XM Radio, Inc. (b)	1,033,185

		7,363,164

	Metals & Mining - 0.10%
4,657	Allied Nevada Gold Corp. (b)	181,902

	Multiline Retail - 0.66%
24,231	Dollar Tree, Inc. (b)	1,169,751

	Oil & Gas - 3.13%
34,264	Exxon Mobil Corp.	3,133,443
8,756	Occidental Petroleum Corp.	753,541
53,377	Valero Energy Corp.	1,690,983

		5,577,967

	Pharmaceuticals - 2.19%
37,878	Abbott Laboratories	2,596,916
28,929	Merck & Co., Inc.	1,304,698

		3,901,614

	Semiconductor & Semiconductor
	Equipment - 2.46%
63,641	Altera Corp.	2,162,840
16,885	KLA-Tencor Corp.	805,499
42,418	Xilinx, Inc.	1,417,185

		4,385,524

	Software - 9.43%
8,777	Autodesk, Inc. (b)	292,888
15,846	BMC Software, Inc. (b)	657,450
27,324	Check Point Software Technologies
	Ltd. - ADR (b)	1,315,924
8,692	Citrix Systems, Inc. (b)	665,546
259,052	Microsoft Corp.	7,714,569
7,721	NetSuite, Inc. (b)	492,600
124,051	Oracle Corp.	3,906,366

Number of Shares		Value

	Software (Continued)
27,274	Red Hat, Inc. (b)	$1,552,982
10,876	Symantec Corp. (b)	195,768

		16,794,093

	Specialty Retail - 6.84%
16,231	Bed Bath & Beyond, Inc. (b)	1,022,553
25,050	Home Depot, Inc.	1,512,268
59,937	Lowe’s Companies, Inc.	1,812,495
12,322	O’Reilly Automotive, Inc. (b)	1,030,366
26,599	PetSmart, Inc.	1,834,799
18,214	Ross Stores, Inc.	1,176,624
8,971	Sherwin Williams Co.	1,335,872
23,483	The Buckle, Inc. (a)	1,066,833
30,823	The TJX Companies, Inc.	1,380,562

		12,172,372

	Textiles, Apparel & Luxury Goods - 0.83%
11,061	Coach, Inc.	619,637
11,507	Lululemon Athletica, Inc. (a)(b)	850,828

		1,470,465

	Tobacco - 2.65%
52,385	Philip Morris International, Inc.	4,711,507

	Total Common Stocks
	(Cost $134,294,173)	178,362,157

	SHORT TERM INVESTMENTS - 0.03%
	Money Market Funds - 0.03%
	Federated Prime Obligations Fund
55,269	0.15%, 01/01/2050	55,269

	Total Short Term Investments
	(Cost $55,269)	55,269

	INVESTMENTS PURCHASED
	AS SECURITIES LENDING
	COLLATERAL - 2.28%
	Money Market Funds - 2.25%
4,009,540	First American Government
	Obligations Fund	4,009,540
	Effective Yield, 0.02%
20,508	Reserve Primary Fund (c)	792

	Total Money Market Funds
	(Cost $4,027,232)	4,010,332

See notes to financial statements.

GuideMarkSM Large Cap Growth Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
September 30, 2012

Principal Amount		Value

	Cash - 0.03%
$47,631	Cash	$47,631

	Total Cash (Cost $47,631)	47,631

	Total Investments Purchased as
	Securities Lending Collateral
	(Cost $4,074,863)	4,057,963

	Total Investments
	(Cost $138,424,305) - 102.45%	182,475,389
	Liabilities in Excess of
	Other Assets - (2.45)%	(4,366,860)

	TOTAL NET
	ASSETS - 100.00%	$178,108,529

Percentages are stated as a percent of net assets.
ADR - American Depositary Receipt
(a)	All or portion of this security is on loan.
(b)	Non-income producing security.
(c)	As of September 30, 2012, the Fund has fair valued this security and deemed it illiquid. The value of this security was $792, which represents 0.00% of total net assets.

See notes to financial statements.

GuideMarkSM Large Cap Value Fund
SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2012

Number of Shares		Value

	COMMON STOCKS - 97.89%
	Aerospace & Defense - 3.48%
37,900	Exelis, Inc.	$391,886
38,000	Honeywell International, Inc.	2,270,500
19,100	L-3 Communications Holdings, Inc.	1,369,661
42,000	Raytheon Co.	2,400,720

		6,432,767

	Building Products - 1.21%
148,600	Masco Corp.	2,236,430

	Capital Markets - 1.72%
29,800	Ameriprise Financial, Inc.	1,689,362
35,700	State Street Corp.	1,497,972

		3,187,334

	Commercial Banks - 4.11%
173,500	Fifth Third Bancorp	2,690,985
31,400	PNC Financial Services Group, Inc.	1,981,340
84,700	Wells Fargo & Co.	2,924,691

		7,597,016

	Computers & Peripherals - 1.43%
12,800	International Business Machines Corp.	2,655,360

	Consumer Finance - 8.41%
51,000	American Express Co.	2,899,860
107,100	Capital One Financial Corp.	6,105,771
56,300	Discover Financial Services	2,236,799
274,800	SLM Corp.	4,319,856

		15,562,286

	Containers & Packaging - 0.93%
55,300	Sonoco Products Co.	1,713,747

	Diversified Financial Services - 3.47%
164,700	Bank of America Corp.	1,454,301
60,080	Citigroup, Inc.	1,965,818
74,300	JPMorgan Chase & Co.	3,007,664

		6,427,783

	Diversified Telecommunication Services - 2.40%
82,700	AT&T, Inc.	3,117,790
29,200	Verizon Communications, Inc.	1,330,644

		4,448,434

	Electric Utilities - 1.02%
35,700	Pinnacle West Capital Corp.	1,884,960

Number of Shares		Value

	Electrical Equipment - 0.92%
35,100	Emerson Electric Co.	$1,694,277

	Electronic Equipment & Instruments - 1.73%
64,700	Corning, Inc.	850,805
89,300	Molex, Inc. (a)	2,346,804

		3,197,609

	Energy Equipment & Services - 1.40%
66,000	SeaDrill Ltd. (a)	2,588,520

	Food & Staples Retailing - 2.64%
51,500	CVS Caremark Corp.	2,493,630
65,600	Walgreen Co.	2,390,464

		4,884,094

	Gas Utilities - 0.74%
28,200	ONEOK, Inc.	1,362,342

	Health Care Equipment & Supplies - 3.44%
35,800	Baxter International, Inc.	2,157,308
76,800	Medtronic, Inc.	3,311,616
21,400	St. Jude Medical, Inc.	901,582

		6,370,506

	Health Care Providers & Services - 6.77%
44,000	Cardinal Health, Inc.	1,714,680
48,800	CIGNA Corp.	2,301,896
19,100	Coventry Health Care, Inc.	796,279
70,700	Omnicare, Inc.	2,401,679
59,700	UnitedHealth Group, Inc.	3,307,977
34,400	WellPoint, Inc.	1,995,544

		12,518,055

	Hotels, Restaurants & Leisure - 3.96%
86,600	Carnival Corp. - ADR	3,155,704
136,500	International Game Technology	1,786,785
79,000	Royal Caribbean Cruises Ltd.	2,386,590

		7,329,079

	Household Durables - 3.01%
73,100	Stanley Black & Decker, Inc.	5,573,875

	Industrial Conglomerates - 2.54%
112,400	General Electric Co.	2,552,604
38,300	Tyco International Ltd. - ADR	2,154,758

		4,707,362

See notes to financial statements.

GuideMarkSM Large Cap Value Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
September 30, 2012

Number of Shares		Value

	COMMON STOCKS (Continued)
	Insurance - 4.21%
18,200	Chubb Corp.	$1,388,296
32,500	Travelers Companies, Inc.	2,218,450
58,400	Willis Group Holdings Plc	2,156,128
84,400	XL Group Plc	2,028,132

		7,791,006

	IT Services - 0.71%
71,700	The Western Union Co.	1,306,374

	Leisure Equipment & Products - 0.96%
46,400	Hasbro, Inc. (a)	1,771,088

	Machinery - 4.97%
40,200	Eaton Corp. (a)	1,899,852
48,500	Illinois Tool Works, Inc.	2,884,295
14,250	ITT Corp.	287,137
45,100	Pentair, Inc. (a)	2,007,401
21,900	SPX Corp.	1,432,479
27,000	Xylem, Inc.	679,050

		9,190,214

	Multiline Retail - 1.61%
46,800	Target Corp.	2,970,396

	Multi-Utilities - 2.09%
93,800	CenterPoint Energy, Inc.	1,997,940
67,200	Xcel Energy, Inc.	1,862,112

		3,860,052

	Oil & Gas - 8.81%
69,800	BP Plc - ADR	2,956,728
14,300	Chevron Corp.	1,666,808
46,800	ConocoPhillips	2,676,024
91,800	Marathon Oil Corp.	2,714,526
29,700	Occidental Petroleum Corp.	2,555,982
34,850	Phillips 66	1,615,994
71,900	Spectra Energy Corp.	2,110,984

		16,297,046

	Pharmaceuticals - 4.54%
42,600	Johnson & Johnson	2,935,566
135,800	Pfizer, Inc.	3,374,630
28,200	Sanofi Aventis - ADR	1,214,292
21,000	Teva Pharmaceutical Industries
	Ltd. - ADR	869,610

		8,394,098

Number of Shares		Value

	Semiconductor & Semiconductor
	Equipment - 2.29%
56,600	Microchip Technology, Inc.	$1,853,084
86,800	Texas Instruments, Inc.	2,391,340

		4,244,424

	Software - 2.60%
91,800	CA, Inc.	2,365,227
82,100	Microsoft Corp.	2,444,938

		4,810,165

	Specialty Retail - 0.63%
33,200	Rent-A-Center, Inc.	1,164,656

	Textiles, Apparel & Luxury Goods - 1.10%
64,100	Hanesbrands, Inc. (b)	2,043,508

	Thrifts & Mortgage Finance - 2.21%
175,300	New York Community Bancorp,
	Inc. (a)	2,482,248
131,900	People’s United Financial, Inc.	1,601,266

		4,083,514

	Tobacco - 5.02%
56,500	Altria Group, Inc.	1,886,535
17,100	Lorillard, Inc.	1,991,295
37,200	Philip Morris International, Inc.	3,345,768
47,600	Reynolds American, Inc.	2,062,984

		9,286,582

	Wireless Telecommunication Services - 0.81%
52,800	Vodafone Group Plc - ADR	1,504,536

	Total Common Stocks
	(Cost $155,632,420)	181,089,495

	REAL ESTATE INVESTMENT TRUSTS - 1.80%
	Real Estate Investment Trusts - 1.80%
67,800	Annaly Capital Management, Inc.	1,141,752
14,700	Essex Property Trust, Inc.	2,179,128

	Total Real Estate Investment Trusts
	(Cost $2,794,794)	3,320,880

See notes to financial statements.

GuideMarkSM Large Cap Value Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
September 30, 2012

Number of Shares		Value

	SHORT TERM INVESTMENTS - 0.26%
	Money Market Funds - 0.26%
	Federated Prime Obligations Fund
489,683	0.15%, 01/01/2050	$489,683

	Total Short Term Investments
	(Cost $489,683)	489,683

	INVESTMENTS PURCHASED
	AS SECURITIES LENDING
	COLLATERAL - 4.74%
	Money Market Funds - 4.68%
8,664,586	First American Government Prime
	Obligations Fund	8,664,586
	Effective Yield, 0.02%
23,460	Reserve Primary Fund (c)	906

	Total Money Market Funds
	(Cost $8,684,829)	8,665,492

Principal Amount		Value

	Cash - 0.06%
$102,931	Cash	$102,931

	Total Cash (Cost $102,931)	102,931

	Total Investments Purchased as
	Securities Lending Collateral
	(Cost $8,787,760)	8,768,423

	Total Investments
	(Cost $167,704,657) - 104.69%	193,668,481
	Liabilities in Excess of
	Other Assets - (4.69)%	(8,671,194)

	TOTAL NET
	ASSETS - 100.00%	$184,997,287

Percentages are stated as a percent of net assets.
ADR - American Depositary Receipt
(a)	All or portion of this security is on loan.
(b)	Non-income producing security.
(c)	As of September 30, 2012, the Fund has fair valued this security and deemed it illiquid. The value of this security was $906, which represents 0.00% of total net assets.

See notes to financial statements.

GuideMarkSM Small/Mid Cap Core Fund
SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2012

Number of Shares		Value

	COMMON STOCKS - 89.79%
	Aerospace & Defense - 1.69%
11,590	BE Aerospace, Inc. (b)	$487,939
13,060	Triumph Group, Inc.	816,642

		1,304,581

	Airlines - 1.23%
11,700	Copa Holdings SA	950,859

	Auto Components - 2.56%
8,290	BorgWarner, Inc. (b)	572,922
23,690	Cooper Tire & Rubber Co.	454,374
31,800	Dana Holding Corp.	391,140
12,800	TRW Automotive Holdings
	Corp. (b)	559,488

		1,977,924

	Beverages - 0.63%
15,130	Constellation Brands, Inc. (b)	489,456

	Biotechnology - 4.05%
22,300	Amarin Corp. Plc - ADR (a)(b)	280,980
12,430	BioMarin Pharmaceutical, Inc. (b)	500,556
12,210	Genomic Health, Inc. (b)	423,565
11,970	Medivation, Inc. (b)	674,629
10,430	Onyx Pharmaceuticals, Inc. (b)	881,335
31,680	Spectrum Pharmaceuticals,
	Inc. (a)(b)	370,656

		3,131,721

	Building Products - 0.77%
22,060	Fortune Brands Home & Security,
	Inc. (b)	595,841

	Capital Markets - 2.12%
71,890	FXCM, Inc. (a)	686,550
18,700	Invesco Ltd.	467,313
13,190	Raymond James Financial, Inc.	483,413

		1,637,276

	Chemicals - 2.45%
10,670	Ashland, Inc.	763,972
2,100	Innophos Holdings, Inc.	101,829
18,370	Innospec, Inc. (b)	623,110
8,780	Rockwood Holdings, Inc.	409,148

		1,898,059

Number of Shares		Value

	Commercial Banks - 4.36%
84,110	FirstMerit Corp.	$1,238,940
222,970	Huntington Bancshares, Inc.	1,538,493
13,040	IBERIABANK Corp.	597,232

		3,374,665

	Commercial Services & Supplies - 0.83%
9,420	Multi-Color Corp.	218,167
13,960	Waste Connections, Inc.	422,290

		640,457

	Communications Equipment - 3.05%
29,120	Acme Packet, Inc. (a)(b)	497,952
33,320	ADTRAN, Inc. (a)	575,769
37,900	Juniper Networks, Inc. (b)	648,469
16,620	NetGear, Inc. (b)	633,887

		2,356,077

	Computers & Peripherals - 0.97%
32,330	NCR Corp. (b)	753,612

	Construction & Engineering - 1.15%
29,910	KBR, Inc.	891,916

	Construction Materials - 0.76%
7,140	Martin Marietta Materials, Inc. (a)	591,692

	Consumer Finance - 1.38%
62,390	DFC Global Corp. (b)	1,069,988

	Containers & Packaging - 1.86%
18,100	AptarGroup, Inc.	935,951
6,990	Rock-Tenn Co. (a)	504,538

		1,440,489

	Diversified Financial Services - 2.07%
48,070	Interactive Brokers Group, Inc.	673,942
26,730	NASDAQ OMX Group, Inc.	622,675
9,100	Nationstar Mortgage Holdings, Inc. (b)	301,938

		1,598,555

	Diversified Telecommunication Services - 0.71%
11,770	Cogent Communications Group,
	Inc. (b)	270,592
57,190	Frontier Communications Corp. (a)	280,231

		550,823

	Electric Utilities - 2.42%
8,750	ITC Holdings Corp.	661,325
22,150	Portland General Electric Co.	598,936
16,960	UIL Holdings Corp.	608,186

		1,868,447

See notes to financial statements.

GuideMarkSM Small/Mid Cap Core Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
September 30, 2012

Number of Shares		Value

	COMMON STOCKS (Continued)
	Electrical Equipment - 2.07%
32,520	AMETEK, Inc.	$1,152,834
6,390	Regal Beloit Corp.	450,367

		1,603,201

	Energy Equipment & Services - 3.48%
12,700	Forum Energy Technologies, nc. (b)	308,864
4,850	Oil States International, Inc. (a)(b)	385,381
4,070	OYO Geospace Corp. (b)	498,209
40,900	Pacific Drilling SA (b)	407,773
13,120	Rowan Companies, Inc. (b)	443,062
13,350	Tidewater, Inc.	647,876

		2,691,165

	Food & Staples Retailing - 0.95%
12,510	United Natural Foods, Inc. (b)	731,209

	Food Products - 0.34%
9,690	Hillshire Brands Co.	259,498

	Gas Utilities - 0.80%
17,230	Atmos Energy Corp.	616,662

	Health Care Equipment & Supplies - 2.60%
10,420	Hospira, Inc. (b)	341,984
20,860	Mako Surgical Corp. (a)(b)	363,173
10,970	Sirona Dental Systems, Inc. (b)	624,851
13,010	Thoratec Corp. (b)	450,146
10,300	Wright Medical Group, Inc. (a)(b)	227,733

		2,007,887

	Health Care Providers & Services - 1.82%
3,530	MEDNAX, Inc. (b)	262,809
13,980	Patterson Companies, Inc.	478,675
14,600	Universal Health Services, Inc.	667,658

		1,409,142

	Hotels, Restaurants & Leisure - 1.83%
22,360	Hyatt Hotels Corp. (b)	897,754
11,990	Penn National Gaming, Inc. (b)	516,769

		1,414,523

	Household Durables - 0.76%
11,200	Jarden Corp.	591,808

	Household Products - 0.66%
6,890	Energizer Holdings, Inc. (b)	514,063

	Industrial Conglomerates - 1.39%
20,690	Carlisle Companies, Inc.	1,074,225

Number of Shares		Value

	Insurance - 4.55%
41,400	Axis Capital Holdings Ltd.	$1,445,688
15,300	Platinum Underwriters Holdings Ltd.	625,311
25,010	Reinsurance Group of America	1,447,329

		3,518,328

	Internet Software & Services - 1.05%
5,590	Broadsoft, Inc. (b)	229,302
57,210	Responsys, Inc. (b)	585,258

		814,560

	IT Services - 2.82%
14,590	ExlService Holdings, Inc. (b)	430,405
45,400	Genpact Ltd. (b)	757,272
12,630	Global Paynments, Inc.	528,313
43,380	Sapient Corp. (b)	462,431

		2,178,421

	Life Sciences Tools & Services - 1.10%
9,660	Charles River Laboratories (b)	382,536
6,470	Techne Corp.	465,452

		847,988

	Machinery - 3.79%
32,430	Colfax Corp. (a)(b)	1,189,208
2,360	Commercial Vehicle Group, Inc. (b)	17,346
4,970	Flowserve Corp.	634,868
18,640	Nordson Corp.	1,092,677

		2,934,099

	Media - 2.42%
54,960	Cablevision Systems Corp.	871,116
71,390	Regal Entertainment Group (a)	1,004,457

		1,875,573

	Metals & Mining - 0.84%
6,520	Royal Gold, Inc.	651,087

	Multi-Utilities - 0.97%
13,520	OGE Energy Corp.	749,819

	Oil & Gas - 2.92%
11,970	Berry Petroleum Co.	486,341
5,210	Concho Resources, Inc. (b)	493,648
29,800	Denbury Resources, Inc. (b)	481,568
21,200	Nordic American Tanker Shipping
	Ltd. (a)	213,696
22,400	Western Refining, Inc.	586,432

		2,261,685

See notes to financial statements.

GuideMarkSM Small/Mid Cap Core Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
September 30, 2012

Number of Shares		Value

	COMMON STOCKS (Continued)
	Personal Products - 0.27%
5,290	Nu Skin Enterprises, Inc.	$205,411

	Pharmaceuticals - 1.20%
3,410	Medicis Pharmaceutical Corp.	147,551
4,870	Par Pharmaceutical Companies,
	Inc. (b)	243,403
36,520	Synta Pharmaceuticals Corp. (a)(b)	278,282
9,890	Theravance, Inc. (a)(b)	256,250

		925,486

	Retail - Apparel - 1.35%
11,110	PVH Corp.	1,041,229

	Road & Rail - 0.63%
7,240	Genesee & Wyoming, Inc. (a)(b)	484,066

	Semiconductor & Semiconductor
	Equipment - 2.51%
9,900	Cirrus Logic, Inc. (b)	380,061
18,430	M/A-Com Technology Solutions
	Holdings (b)	234,061
31,480	Monolithic Power Systems (b)	621,730
28,100	NXP Semiconductors NV (b)	702,781

		1,938,633

	Software - 4.50%
15,200	Allot Communications Ltd. (b)	403,104
25,300	Aspen Technology, Inc. (b)	654,005
13,900	BMC Software, Inc. (b)	576,711
23,560	Bottomline Technologies, Inc. (b)	581,696
14,700	Check Point Software Technologies
	Ltd. - ADR (b)	707,952
16,340	Opnet Technologies, Inc.	556,704

		3,480,172

	Specialty Retail - 3.03%
24,650	GNC Holdings, Inc.	960,610
34,900	Sally Beauty Holdings, Inc. (b)	875,641
43,740	Staples, Inc.	503,885

		2,340,136

	Textiles, Apparel & Luxury Goods - 1.49%
22,290	Hanesbrands, Inc. (b)	710,605
5,970	Lululemon Athletica, Inc. (a)(b)	441,422

		1,152,027

Number of Shares		Value

	Trading Companies & Distributors - 0.99%
13,450	Wesco International, Inc. (b)	$769,340

	Water Utilities - 0.97%
20,260	American Water Works Co., Inc.	750,836

	Wireless Telecommunication Services - 0.63%
5,780	Leap Wireless International,
	Inc. (b)	39,420
7,150	SBA Communications Corp. (b)	449,735

		489,155

	Total Common Stocks
	(Cost $62,048,612)	69,443,872

	REAL ESTATE INVESTMENT TRUSTS - 7.72%
	Real Estate Investment Trusts - 7.72%
27,960	American Campus
	Communities, Inc.	1,226,885
80,810	Douglas Emmett, Inc.	1,864,287
36,760	Extra Space Storage, Inc.	1,222,270
26,120	Post Properties, Inc.	1,252,715
28,040	Redwood Trust, Inc.	405,458

	Total Real Estate Investment Trusts
	(Cost $5,092,975)	5,971,615

	SHORT TERM INVESTMENTS - 1.53%
	Money Market Funds - 1.53%
	Federated Prime Obligations Fund
1,183,067	0.15%, 01/01/2050	1,183,067

	Total Short Term Investments
	(Cost $1,183,067)	1,183,067

	INVESTMENTS PURCHASED
	AS SECURITIES LENDING
	COLLATERAL - 7.11%
	Money Market Funds - 7.03%
5,435,318	First American Government
	Obligations Fund	5,435,318
	Effective Yield, 0.02%
6,386	Reserve Primary Fund (c)	247

	Total Money Market Funds
	(Cost $5,440,825)	5,435,565

See notes to financial statements.

GuideMarkSM Small/Mid Cap Core Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
September 30, 2012

Principal Amount			Value

	Cash - 0.08%
$64,569	Cash		$64,569

	Total Cash (Cost $64,569)		64,569

	Total Investments Purchased as
	Securities Lending Collateral
	(Cost $5,505,394)		5,500,134

	Total Investments
	(Cost $73,830,048) - 106.15%		82,098,688
	Liabilities in Excess of
	Other Assets - (6.15)%	.	(4,759,766)

	TOTAL NET
	ASSETS - 100.00%		$77,338,922

Percentages are stated as a percent of net assets.
ADR - American Depositary Receipt
(a)	All or portion of this security is on loan.
(b)	Non-income producing security.
(c)	As of September 30, 2012, the Fund has fair valued this security and deemed it illiquid. The value of this security was $247, which represents 0.00% of total net assets.

See notes to financial statements.

GuideMarkSM World ex-US Fund
SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2012

Number of Shares		Value

	COMMON STOCKS - 94.09%
	Australia - 6.05%
95,579	Australia and New Zealand Banking
	Group Ltd.	$2,442,582
42,774	BHP Billiton Ltd.	1,461,540
42,484	Commonwealth Bank of Australia	2,446,150
32,801	CSL Ltd.	1,560,141
128,723	Fortescue Metals Group Ltd.	461,481
89,380	Goodman Group	365,318
34,300	Iluka Resources Ltd.	350,613
19,888	Medusa Mining Ltd.	124,012
149,344	Mirvac Group	220,869
32,412	Newcrest Mining Ltd.	974,341
30,610	Oil Search Ltd.	234,475
74,364	Origin Energy Ltd.	871,328
150,161	SP AusNet (b)	162,793
197,506	Spark Infrastructure Group	333,234
308,170	Sydney Airport (b)	1,008,654
69,236	Transurban Group	429,283
108,496	Treasury Wine Estates Ltd.	563,982
105,701	Westfield Group (b)	1,110,749
11,673	Woodside Petroleum Ltd.	399,317
26,150	Woolworths Ltd.	778,669

		16,299,531

	Belgium - 1.18%
9,706	Anheuser-Busch InBev NV	830,335
25,773	KBC Groep NV	618,962
6,400	UCB SA	352,183
26,510	Umicore SA	1,387,766

		3,189,246

	Bermuda - 0.36%
543,000	COSCO Pacific Ltd.	755,423
192,000	Noble Group Ltd.	206,078

		961,501

	Brazil - 1.82%
31,700	Banco do Brasil SA	387,796
54,200	BM&FBovespa SA	326,443
22,300	Cia de Saneamento Basico do
	Estado de Sau Paulo	907,400
26,700	Cia Hering	596,758
55,400	Embraer SA	369,197
110,000	Petroleo Brasileiro SA	1,258,848
35,900	Qualicorp SA (b)	345,320

Number of Shares		Value

	Brazil (Continued)
34,400	Raia Drogasil SA	$391,131
14,000	Ultrapar Participacoes SA	313,252

		4,896,145

	Canada - 8.44%
2,900	Agrium, Inc. (b)	300,885
30,100	Alamos Gold, Inc. (b)	585,099
13,500	Alimentation Couche Tard, Inc. (b)	620,415
13,600	Bank of Montreal (b)	803,743
12,600	Baytex Energy Corp. (b)	598,792
16,400	Brookfield Asset Management,
	Inc. - Class A (b)	566,185
8,000	Canadian National Railway Co. (b)	707,883
38,600	Cenovus Energy, Inc. (b)	1,347,133
15,100	Crescent Point Energy Corp. (b)	668,602
18,600	Dollarama, Inc. (b)	1,187,214
65,920	Eldorado Gold Corp. (b)	1,005,127
35,400	First Quantum Minerals Ltd.	754,379
4,400	Franco Nevada Corp.	259,363
14,400	Goldcorp, Inc. (b)	661,190
10,000	Imperial Oil Ltd. (b)	460,279
13,900	Intact Financial Corp. (b)	845,509
68,600	Manulife Financial Corp. (b)	826,884
5,516	NovaTek OAO (b)	654,851
13,100	Open Text Corp. (b)	722,359
31,600	Petrominerales Ltd. (b)	255,860
15,600	Potash Corp. of Saskatchewan,
	Inc. - ADR	677,352
33,500	Royal Bank Of Canada (b)	1,926,650
26,300	Silver Wheaton Corp. (b)	1,045,473
27,800	Suncor Energy, Inc. (b)	914,507
22,800	Toronto-Dominion Bank (b)	1,901,508
24,700	TransCanada Corp. (b)	1,124,075
24,200	Valeant Pharmaceuticals
	International, Inc. (b)	1,335,665

		22,756,982

	Cayman Islands - 0.96%
4,500	Baidu, Inc. - ADR (b)	525,690
166,000	Lifestyle International Holdings Ltd.	342,168
147,800	Sands China Ltd.	547,211
250,000	Soho China Ltd.	153,871
30,000	Tencent Holdings Ltd.	1,015,671

		2,584,611

See notes to financial statements.

GuideMarkSM World ex-US Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
September 30, 2012

Number of Shares		Value

	COMMON STOCKS (Continued)
	Chile - 0.06%
42,800	Empresas CMPC SA	$168,529

	China - 1.78%
416,000	Bank of China Ltd.	157,468
1,949,000	China Construction Bank Corp.	1,344,207
534,000	China Oilfield Services, Ltd.	967,048
573,000	China Railway Construction Corp.
	Ltd.	510,089
294,000	Jiangxi Copper Co.	738,040
522,000	Petrochina Co.	674,854
56,000	Tsingtao Brewery	307,827
22,079	Yantai Changyu Pioneer Wine Co.
	Ltd. - Class B (b)	108,773

		4,808,306

	Colombia - 0.07%
12,610	Bancolombia SA	184,970

	Czech Republic - 0.26%
3,550	Komercni Banka AS	704,692

	Denmark - 1.53%
86	A.P. Moller - Maersk Group	614,836
44,725	Danske Bank A/S (b)	806,023
17,212	Novo Nordisk A/S	2,708,721

		4,129,580

	France - 5.91%
3,204	Air Liquide SA	397,139
11,840	Alstom SA	414,490
7,700	Arkema SA	720,738
4,015	AtoS	279,351
40,448	BNP Paribas SA	1,917,683
3,525	Christian Dior SA	472,183
3,299	Cie Generale des Etablissements
	Michelin	258,317
5,250	Cie Generale d’Optique Essilor
	International SA	491,274
4,800	Eutelsat Communications SA	154,222
22,300	GDF Suez SA	497,112
1,283	Iliad SA	208,799
6,185	L’Oreal SA	764,720
6,926	LVMH Moet Hennessy Louis
	Vuitton SA	1,039,718
4,950	PPR SA	759,728
6,600	Renault SA	309,251
17,530	Safran SA	630,547

Number of Shares		Value

	France (Continued)
17,511	Saint-Gobain SA	$612,922
41,328	Sanofi-Aventis SA	3,536,705
18,363	Schneider Electric SA	1,085,683
20,619	Societe Generale SA (b)	584,300
9,580	Vinci SA	407,610
19,246	Vivendi SA	375,047

		15,917,539

	Germany - 5.86%
7,700	Adidas AG	631,872
16,258	Allianz SE	1,938,986
14,715	Bayer AG	1,265,338
11,840	Bayerische Motoren Werke AG	868,223
5,540	Beiersdorf AG	406,884
2,600	Brenntag AG	333,160
2,253	Continental AG (b)	220,962
8,874	Deutsche Boerse AG	491,067
15,131	Deutsche Post AG	295,595
40,579	Deutsche Telekom AG	499,031
17,949	GEA Group AG	544,192
7,272	HeidelbergCement AG	381,953
10,193	Henkel AG & Co. KGaA	778,962
13,558	Lanxess AG	1,126,206
3,287	Linde AG	566,547
26,100	ProSiebenSat.1 Media AG	657,998
35,880	RWE AG	1,605,560
27,634	SAP AG	1,966,529
6,668	Volkswagen AG	1,219,212

		15,798,277

	Hong Kong - 3.75%
338,400	AIA Group Ltd.	1,253,918
67,000	Beijing Enterprises Holdings Ltd.	445,784
146,000	BOC Hong Kong Holdings Ltd.	461,739
25,000	China Mobile Ltd	277,148
216,000	China Resources Gas Group Ltd.	439,849
82,000	China Resources Power Holdings
	Co. Ltd.	179,342
228,000	China Unicom Hong Kong Ltd.	371,551
518,000	CNOOC Ltd.	1,051,716
130,000	Galaxy Entertainment Group Ltd. (b)	431,911
88,000	Henderson Land Development
	Co. Ltd.	630,208
52,000	Hengan International Group Co. Ltd.	489,892
782,800	HKT Trust And HKT Ltd. (b)	663,791

See notes to financial statements.

GuideMarkSM World ex-US Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
September 30, 2012

Number of Shares		Value

	COMMON STOCKS (Continued)
	Hong Kong (Continued)
723,000	Industrial & Commercial Bank
	of China	$424,242
170,000	Kunlun Energy Co. Ltd.	296,425
612,000	Lenovo Group Ltd.	504,533
50,500	Orient Overseas International Ltd.	276,755
14,000	Shangri-La Asia Ltd.	27,076
69,000	Sun Hung Kai Properties Ltd.	1,003,981
89,000	Wharf Holdings Ltd.	615,417
28,000	Wing Hang Bank Ltd.	262,172

		10,107,450

	Hungary - 0.09%
127,880	Magyar Telekom	245,540

	Indonesia - 1.02%
742,500	Bank Mandiri Tbk PT	633,583
1,444,000	Bank Rakyat Indonesia Persero
	Tbk PT	1,119,200
2,007,000	Media Nusantara Citra Tbk PT	543,702
161,500	Telekomunikasi Indonesia Persero
	Tbk PT	158,532
642,000	Tower Bersama Infrastructure
	Tbk PT (b)	298,141

		2,753,158

	Ireland - 0.17%
23,600	Elan Corp. (b)	253,539
23,111	James Hardie Industries Plc	207,571

		461,110

	Israel - 0.20%
45,000	Israel Chemicals Ltd.	546,557

	Italy - 1.91%
92,699	Eni S.p.A.	2,032,284
85,940	Fiat Industrial S.p.A.	841,627
34,286	Saipem S.p.A.	1,652,254
427,800	Telecom Italia S.p.A.	429,748
227,400	Telecom Italia S.p.A.	199,199

		5,155,112

	Japan - 13.16%
14,000	Air Water, Inc.	171,340
9,400	Aisin Seiki Co. Ltd.	267,706
19,000	Ajinomoto Co, Inc.	297,603
56,000	Asahi Kasei Corp.	288,660
16,800	Astellas Pharma, Inc.	851,423

Number of Shares		Value

	Japan (Continued)
28,200	Bridgestone Corp.	$654,022
24,200	Canon, Inc.	776,764
30,000	Chiyoda Corp.	466,077
21,200	Chubu Electric Power Co., Inc.	275,279
10,800	Credit Saison Co.	260,926
17,000	Daihatsu Motor Co.	283,247
19,000	Daiichi Sankyo Company, Ltd.	312,972
4,100	Daito Trust Construction Co. Ltd.	411,575
5,500	Dena Co. Ltd.	182,451
14,500	Denso Corp.	455,597
8,900	East Japan Railway Co.	588,869
1,700	Fast Retailing Co.	394,805
49,000	Fuji Heavy Industries Ltd.	408,243
9,300	Hitachi High-Technologies Corp.	224,521
110,000	Hitachi Ltd.	610,842
15,000	Hitachi Metals Ltd.	133,637
30,000	Honda Motor Co. Ltd.	927,161
98	Inpex Corp.	582,585
45,800	ITOCHU Corp.	462,365
2,000	Japan Airlines Co. Ltd.	93,542
46,900	Japan Tobacco, Inc.	1,403,893
24,200	JS Group Corp.	576,689
15,500	JSR Corp.	253,662
40,800	JX Holdings, Inc.	222,873
6,700	Kakaku.com, Inc.	251,138
26,000	Kamigumi Co. Ltd.	214,837
12,200	Kao Corp.	358,696
2,220	Keyence Corp.	568,502
23,500	Konica Minolta Holdings, Inc.	180,778
55,000	Kubota Corp.	555,077
5,100	Kyocera Corp.	441,910
4,100	Lawson, Inc.	314,734
8,800	Makita Corp.	340,638
32,900	Mitsubishi Corp.	595,913
41,000	Mitsubishi Estate Co. Ltd.	783,925
95,000	Mitsubishi Heavy Industries Ltd.	410,843
315,300	Mitsubishi UFJ Financial Group, Inc.	1,475,463
4,580	Mitsubishi UFJ Lease & Finance
	Co. Ltd.	192,823
64,200	Mitsui & Co. Ltd.	900,705
11,000	Mitsui Fudosan Co., Ltd.	219,809
10,300	MS&AD Insurance Group Holdings	177,803
8,800	Murata Manufacturing Co. Ltd.	468,482
21,000	NHK Spring Co. Ltd.	180,444

See notes to financial statements.

GuideMarkSM World ex-US Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
September 30, 2012

Number of Shares		Value

	COMMON STOCKS (Continued)
	Japan (Continued)
13,000	Nippon Shokubai Co.	$145,394
56,800	Nissan Motor Co.	483,408
14,400	Nitto Denko Corp.	685,438
10,600	Nomura Research Institute Ltd.	218,450
42,000	NSK Ltd.	243,931
277	NTT DoCoMo, Inc.	447,542
8,700	Olympus Corp.	169,857
9,170	ORIX Corp.	918,464
44,600	Rakuten, Inc.	453,495
9,000	Ricoh Co.	76,003
23,000	Rohto Pharmaceutical Co. Ltd.	347,811
28,000	Sekisui House Ltd.	277,968
25,000	Shimadzu Corp.	175,467
7,900	Shin-Etsu Chemical Co. Ltd.	443,973
239,000	Shinsei Bank	308,735
2,200	SMC Corp.	354,054
33,200	Softbank Corp.	1,342,327
26,500	Sony Financial Holdings, Inc.	451,819
57,000	Sumitomo Chemical Co. Ltd.	145,209
22,300	Sumitomo Electric Industries Ltd.	235,837
41,800	Sumitomo Mitsui Financial
	Group, Inc.	1,302,412
3,900	Sysmex Corp.	187,529
17,500	Takeda Pharmaceutical Co., Ltd.	805,133
9,700	TDK Corp.	360,706
16,300	Tokio Marine Holdings, Inc.	414,779
50,000	Tokyo Tatemono Co.	195,103
42,000	Toray Industries, Inc.	248,474
46,600	Toyota Motor Corp.	1,827,154
12,000	West Japan Railway	512,463
5,130	Yamada Denki Co.	225,038

		35,475,822

	Jersey - 0.57%
34,140	United Business Media Ltd.	386,710
16,100	Wolseley Plc	688,695
34,069	WPP Plc	464,051

		1,539,456

	Luxembourg - 0.15%
27,600	ArcelorMittal	397,287

Number of Shares		Value

	Malaysia - 0.39%
101,000	CIMB Group Holdings Bhd	$247,380
167,000	IJM Corp. Bhd	257,444
242,000	Maxis Communications Bhd	547,450

		1,052,274

	Mexico - 0.91%
886,600	America Movil SAB de CV	1,129,624
53,600	Arca Continental SAB de CV	379,563
35,500	Fomento Economico Mexicano
	SAB de CV	326,903
124,900	Grupo Mexico SAB de CV	412,784
76,200	Wal-Mart de Mexico SAB de CV	214,598

		2,463,472

	Netherlands - 2.12%
171,700	AEGON NV	892,632
4,321	Akzo Nobel NV	243,993
7,700	ASML Holding NV	411,861
7,269	Gemalto NV	639,301
30,316	Koninklijke Philips Electronics NV	707,802
40,863	Reed Elsevier NV	545,020
59,300	STMicroelectronics NV	320,055
54,849	Unilever NV	1,945,276

		5,705,940

	New Zealand - 0.12%
54,850	Fletcher Building Ltd.	315,728

	Nigeria - 0.09%
38,345	Guaranty Trust Bank Plc - ADR (b)	237,739

	Norway - 0.64%
28,580	Aker Solutions ASA	544,439
17,400	DnB ASA	213,149
43,800	Orkla ASA	333,719
32,520	Telenor ASA	634,715

		1,726,022

	Philippines - 0.06%
44,000	Security Bank Corp.	172,693

	Republic of Korea - 4.38%
5,600	Daelim Industrial	474,126
12,200	Hana Financial Group, Inc.	372,085
6,354	Hyundai Motor Co.	1,433,190
10,900	KB Financial Group, Inc.	386,355
6,910	Kia Motors Corp. (b)	429,342
600	Korea Zinc Co. Ltd.	261,132

See notes to financial statements.

GuideMarkSM World ex-US Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
September 30, 2012

Number of Shares		Value

	COMMON STOCKS (Continued)
	Republic of Korea (Continued)
52,223	Korean Reinsurance Co.	$554,070
2,900	LG Chemical Ltd.	857,272
1,158	LG Household & Health Care Ltd.	659,486
67,900	LG Uplus Corp.	443,039
1,900	NcSoft Corp.	405,840
500	Orion Corp.	436,486
2,728	POSCO	892,758
4,900	Samsung C&T Corp.	289,059
2,887	Samsung Electronics Co. Ltd.	3,479,119
8,020	Shinhan Financial Group Co. Ltd.	272,588
1,200	SK Telecom Co. Ltd.	157,628

		11,803,575

	Russian Federation - 1.61%
95,835	Gazprom OAO - ADR (b)	931,864
18,330	Lukoil OAO (b)	1,154,790
37,540	Mobile TeleSystems OJSC - ADR	657,701
447,990	Sberbank of Russia (b)	1,311,218
14,300	Sistema JSFC (b)	291,970

		4,347,543

	Singapore - 0.95%
81,000	DBS Group Holdings Ltd.	946,100
162,000	Global Logistic Properties Ltd.	330,223
193,000	Singapore Telecommunications Ltd.	502,562
49,581	United Overseas Bank Ltd.	790,668

		2,569,553

	South Africa - 1.66%
14,960	AngloGold Ashanti Ltd.	521,488
34,100	Aspen Pharmacare Holdings Ltd.	586,794
44,800	AVI Ltd.	321,274
10,400	Bidvest Group Ltd.	257,280
131,600	Firstrand Ltd.	441,084
10,300	MTN Group Ltd.	198,843
266,900	Nampak Ltd.	917,138
17,090	Naspers Ltd.	1,059,956
10,500	The Foschini Group Ltd.	159,556

		4,463,413

	Spain - 1.53%
17,500	Amadeus IT Holding SA	407,994
233,783	Banco Bilbao Vizcaya
	Argentaria SA	1,839,372

Number of Shares		Value

	Spain (Continued)
22,600	Gas Natural SDG SA	$319,805
16,086	Grifols SA - ADR (a)(b)	367,243
264,100	Iberdrola SA	1,197,432

		4,131,846

	Sweden - 1.42%
22,200	Assa Abloy AB	720,770
27,295	ForeningsSparbank AB (b)	513,391
36,800	H & M Hennes & Mauritz AB	1,280,757
23,200	Sandvik AB	315,543
20,400	Svenska Cellulosa AB	379,274
15,200	Swedish Match AB	615,321

		3,825,056

	Switzerland - 5.51%
14,033	Adecco SA	669,849
34,534	Credit Suisse Group AG	730,195
81,208	Nestle SA	5,124,012
1,030	Partners Group Holding AG	214,434
11,648	Roche Holding AG	2,178,720
4,835	Schindler Holding AG	595,296
192	SGS SA	394,835
1,009	Swisscom AG	406,204
2,242	Syngenta AG	838,693
1,194	The Swatch Group AG	476,829
12,770	Transocean Ltd.	571,706
120,144	UBS AG	1,462,965
4,741	Zurich Financial Services AG	1,181,966

		14,845,704

	Taiwan - 1.70%
74,328	Advanced Semiconductor
	Engineering, Inc.	56,875
23,000	Asustek Computer, Inc.	248,984
321,000	Far EasTone Telecommunications
	Co. Ltd.	792,139
61,000	Giant Manufacturing Co. Ltd.	322,856
166,500	Hon Hai Precision Industry Co. Ltd.	521,319
47,000	Mediatek, Inc.	494,865
112,000	Novatek Microelectronics Corp.	403,296
45,000	Taiwan Mobile Co.	164,103
513,000	Taiwan Semiconductor
	Manufacturing Co. Ltd.	1,578,129

		4,582,566

See notes to financial statements.

GuideMarkSM World ex-US Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
September 30, 2012

Number of Shares		Value

	Thailand - 0.60%
149,700	Bangkok Bank PCL	$964,090
108,100	Kasikornbank PCL	638,969

		1,603,059

	Turkey - 0.33%
12,100	Anadolu Efes Biracilik Ve Malt
	Sanayii AS	179,775
45,011	Aygaz AS	191,683
66,600	Turkiye Halk Bankasi AS	519,234

		890,692

	United Kingdom - 14.77%
8,472	Anglo American Plc	249,402
35,177	Aviva Plc	181,772
533,656	Barclays Plc	1,853,182
87,930	BG Group Plc	1,779,244
72,299	BHP Billiton Plc	2,257,764
355,446	BP Plc	2,505,858
56,283	British American Tobacco Plc	2,892,021
93,400	BT Group Plc	348,172
13,500	Bunzl Plc	242,095
22,180	Burberry Group Plc	359,141
22,400	Capita Plc	280,541
258,201	Centrica Plc	1,366,303
64,120	Diageo Plc	1,805,506
29,900	Experian Plc	497,858
76,133	GlaxoSmithKline Plc	1,757,354
17,116	Hikma Pharmaceuticals Plc	200,947
276,830	HSBC Holdings Plc	2,571,691
17,800	IMI Plc	259,305
6,200	Intertek Group	274,877
37,300	Investec Plc	230,924
280,700	ITV Plc	401,271
26,316	Johnson Matthey Plc	1,027,893
71,000	Kingfisher Plc	303,524
310,930	Legal & General Group Plc	663,808
1,348,300	Lloyds Banking Group Plc (b)	848,969
8,000	Next Plc	446,313
39,000	Ophir Energy Plc (b)	383,163
19,860	Pearson Plc	388,236
2,900	Randgold Resources	356,737
54,000	Rolls-Royce Holdings Plc (b)	736,654
77,649	Royal Dutch Shell Plc	2,712,348
29,689	SABMiller Plc	1,306,322
64,800	Sage Group Plc	328,350

Number of Shares		Value

	United Kingdom (Continued)
14,738	Serco Group	$138,217
52,000	SSE Plc	1,170,143
25,672	Standard Chartered PLC	581,701
42,027	Tullow Oil Plc	932,336
33,440	Unilever Plc	1,220,963
1,309,678	Vodafone Group Plc	3,721,635
43,000	William Hill Plc	220,302

		39,802,842

	Total Common Stocks
	(Cost $241,634,289)	253,621,118

	INVESTMENT COMPANIES - 1.35%
	India - 1.35%
194,800	PowerShares India Portfolio (a)	3,656,396

	Total Investment Companies
	(Cost $4,406,954)	3,656,396

	PREFERRED STOCKS - 1.74%
	Brazil - 1.56%
34,700	Banco Bradesco SA	556,124
20,900	Cia de Bebidas das Americas	796,412
40,900	Gerdau SA	387,161
60,900	Itau Unibanco Holding SA	922,249
50,900	Petroleo Brasileiro SA	561,162
56,100	Vale SA	974,918

		4,198,026

	Colombia - 0.18%
8,078	Bancolombia SA (a)	482,337

	Total Preferred Stocks
	(Cost $5,565,617)	4,680,363

	REAL ESTATE INVESTMENT TRUSTS - 0.48%
	France - 0.31%
4,100	Unibail-Rodamco SE	816,989

	United Kingdom - 0.17%
55,200	British Land Co. Plc	466,230

	Total Real Estate Investment Trusts
	(Cost $1,261,166)	1,283,219

	SHORT TERM INVESTMENTS - 1.62%
	Money Market Funds - 1.62%
	Federated Prime Obligations Fund
4,372,258	0.15%, 01/01/2050	4,372,258

	Total Short Term Investments
	(Cost $4,372,258)	4,372,258

See notes to financial statements.

GuideMarkSM World ex-US Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
September 30, 2012

Number of Shares		Value

	INVESTMENTS PURCHASED
	AS SECURITIES LENDING
	COLLATERAL - 0.51%
	Money Market Funds - 0.51%
1,387,400	First American Government
	Obligations Fund	$1,387,400
	Effective Yield, 0.02%
5,588	Reserve Primary Fund (c)	216

	Total Investments Purchased as
	Securities Lending Collateral
	(Cost $1,392,223)	1,387,616

	Total Investments
	(Cost $258,632,507) - 99.79%	269,000,970
	Other Assets in Excess
	of Liabilities - 0.21%	556,025

	TOTAL NET
	ASSETS - 100.00%	$269,556,995

Percentages are stated as a percent of net assets.
ADR - American Depositary Receipt
(a)	All or portion of this security is on loan.
(b)	Non-income producing security.
(c)	As of September 30, 2012, the Fund has fair valued this security and deemed it illiquid. The value of this security was $216, which represents 0.00% of total net assets.

See notes to financial statements.

GuideMarkSM Opportunistic Equity Fund
SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2012

Number of Shares		Value

	COMMON STOCKS - 93.00%
	Aerospace & Defense - 3.55%
10,820	BE Aerospace, Inc. (b)	$455,522
175,000	Exelis, Inc.	1,809,500
26,600	Hexcel Corp. (b)	638,932
28,145	United Technologies Corp.	2,203,472

		5,107,426

	Airlines - 1.28%
210,510	Southwest Airlines Co.	1,846,173

	Beverages - 0.86%
17,395	PepsiCo, Inc.	1,231,044

	Biotechnology - 1.23%
18,270	Celgene Corp. (b)	1,395,828
6,710	Medivation, Inc. (b)	378,176

		1,774,004

	Capital Markets - 2.18%
10,460	Ameriprise Financial, Inc.	592,977
198,115	The Charles Schwab Corp.	2,533,891

		3,126,868

	Chemicals - 2.27%
19,160	Air Products & Chemicals, Inc.	1,584,532
4,900	Monsanto Co.	445,998
6,360	PPG Industries, Inc.	730,383
6,840	Westlake Chemical Corp. (a)	499,730

		3,260,643

	Commercial Banks - 1.33%
55,410	Wells Fargo & Co.	1,913,307

	Communications Equipment - 1.92%
33,105	Cisco Systems, Inc.	631,975
31,000	Motorola Solutions, Inc.	1,567,050
8,960	Qualcomm, Inc.	559,910

		2,758,935

	Computers & Peripherals - 4.11%
4,845	Apple, Inc.	3,232,874
24,100	EMC Corp. (b)	657,207
9,755	International Business Machines
	Corp.	2,023,675

		5,913,756

	Containers & Packaging - 1.32%
123,000	Sealed Air Corp.	1,901,580

Number of Shares		Value

	Diversified Consumer Services - 1.62%
134,000	H&R Block, Inc.	$2,322,220

	Diversified Financial Services - 4.01%
153,000	Bank of America Corp.	1,350,990
56,215	Citigroup, Inc.	1,839,355
63,760	JPMorgan Chase & Co.	2,581,005

		5,771,350

	Energy Equipment & Services - 0.73%
13,330	Halliburton Co.	449,088
7,480	National-Oilwell Varco, Inc.	599,223

		1,048,311

	Food & Staples Retailing - 1.58%
72,435	SYSCO Corp.	2,265,042

	Food Products - 4.89%
85,580	ConAgra Foods, Inc.	2,361,152
32,005	General Mills, Inc.	1,275,399
12,040	Hershey Co.	853,516
33,790	Kraft Foods, Inc.	1,397,217
15,695	Ralcorp Holdings, Inc. (b)	1,145,735

		7,033,019

	Health Care Equipment & Supplies - 5.51%
28,950	Arthrocare Corp. (b)	937,980
32,310	Baxter International, Inc.	1,947,001
228,035	Boston Scientific Corp. (b)	1,308,921
37,000	CareFusion Corp. (b)	1,050,430
45,795	Medtronic, Inc.	1,974,680
7,470	The Cooper Companies, Inc.	705,616

		7,924,628

	Health Care Providers & Services - 0.88%
22,910	UnitedHealth Group, Inc.	1,269,443

	Hotels, Restaurants & Leisure - 2.80%
63,000	Marriott Vacations Worldwide (b)	2,269,260
14,050	McDonald’s Corp.	1,289,087
9,240	Starbucks Corp.	468,930

		4,027,277

	Household Durables - 1.20%
807	NVR, Inc. (b)	681,512
13,670	Stanley Black & Decker, Inc.	1,042,337

		1,723,849

	Household Products - 1.12%
18,855	Kimberly-Clark Corp.	1,617,382

See notes to financial statements.

GuideMarkSM Opportunistic Equity Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
September 30, 2012

Number of Shares		Value

	COMMON STOCKS (Continued)
	Industrial Conglomerates - 4.34%
13,665	3M Co.	$1,262,919
147,870	General Electric Co.	3,358,128
133,000	McDermott International, Inc. (b)	1,625,260

		6,246,307

	Insurance - 6.54%
72,000	American International Group,
	Inc. (b)	2,360,880
26,590	Assurant, Inc.	991,807
136,015	Assured Guaranty Ltd.	1,852,524
103,345	Hartford Financial Services
	Group, Inc.	2,009,027
40,100	Prudential Financial, Inc.	2,185,851

		9,400,089

	Internet & Catalog Retail - 0.44%
2,470	Amazon.com, Inc. (b)	628,170

	Internet Software & Services - 1.02%
1,940	Google, Inc. (b)	1,463,730

	IT Services - 2.17%
7,260	Alliance Data Systems Corp. (b)	1,030,557
10,400	Cognizant Technology Solutions
	Corp. (b)	727,168
2,070	Mastercard, Inc.	934,564
28,750	Moneygram International, Inc. (b)	429,525

		3,121,814

	Life Sciences Tools & Services - 0.66%
16,180	Thermo Fisher Scientific, Inc.	951,869

	Machinery - 3.95%
15,100	Danaher Corp.	832,765
21,730	Dover Corp.	1,292,718
21,245	Illinois Tool Works, Inc.	1,263,440
18,500	ITT Corp.	372,775
11,735	Parker Hannifin Corp.	980,811
37,000	Xylem, Inc.	930,550

		5,673,059

	Media - 1.25%
24,110	Gannett Co., Inc.	427,953
23,000	Madison Square Garden, Inc. (b)	926,210
8,440	The Walt Disney Co.	441,243

		1,795,406

	Metals & Mining - 1.87%
48,000	Newmont Mining Corp.	2,688,480

Number of Shares		Value

	Multiline Retail - 0.52%
13,620	Nordstrom, Inc.	$751,552

	Oil & Gas - 12.07%
26,025	Apache Corp.	2,250,382
60,000	BP Plc - ADR	2,541,600
79,000	Chesapeake Energy Corp. (a)	1,490,730
16,465	Cimarex Energy Co.	964,025
56,570	Devon Energy Corp.	3,422,485
22,470	Occidental Petroleum Corp.	1,933,768
53,000	QEP Resources, Inc.	1,677,980
33,890	Tesoro Corp. (b)	1,419,991
30,010	Valero Energy Corp.	950,717
55,310	Weatherford International Ltd. (b)	701,331

		17,353,009

	Paper & Forest Products - 0.33%
12,930	International Paper Co.	469,618

	Pharmaceuticals - 4.76%
23,875	Abbott Laboratories	1,636,870
23,200	Johnson & Johnson	1,598,712
28,920	Merck & Co., Inc.	1,304,292
65,590	Pfizer, Inc.	1,629,911
7,980	Watson Pharmaceuticals, Inc. (b)	679,577

		6,849,362

	Real Estate - 1.23%
37,990	CBRE Group, Inc. (b)	699,396
15,000	Howard Hughes Corp. (b)	1,065,750

		1,765,146

	Road & Rail - 0.56%
8,080	J.B. Hunt Transport Services, Inc.	420,483
7,990	Landstar Systems, Inc.	377,767

		798,250

	Software - 4.82%
13,070	Check Point Software Technologies
	Ltd. - ADR (b)	629,451
9,830	Citrix Systems, Inc. (b)	752,683
61,885	Microsoft Corp.	1,842,935
17,610	NICE Systems Ltd. - ADR (b)	585,004
28,620	Nuance Communications, Inc. (b)	712,352
26,350	Oracle Corp.	829,762
13,800	Red Hat, Inc. (b)	785,772
5,200	Salesforce.com, Inc. (a)(b)	793,988

		6,931,947

See notes to financial statements.

GuideMarkSM Opportunistic Equity Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
September 30, 2012

Number of Shares		Value

	COMMON STOCKS (Continued)
	Specialty Retail - 1.35%
10,720	Home Depot, Inc.	$647,166
4,690	O’Reilly Automotive, Inc. (b)	392,178
20,400	Williams Sonoma, Inc.	896,988

		1,936,332

	Thrifts & Mortgage Finance - 0.16%
149,000	MGIC Investment Corp. (a)(b)	227,970

	Trading Companies & Distributors - 0.57%
14,260	Wesco International, Inc. (a)(b)	815,672

	Total Common Stocks
	(Cost $124,414,205)	133,704,039

	REAL ESTATE INVESTMENT TRUSTS - 1.21%
	Real Estate Investment Trusts - 1.21%
55,000	Getty Realty Corp. (a)	987,250
90,550	iStar Financial, Inc. (a)(b)	749,754

	Total Real Estate Investment Trusts
	(Cost $1,407,200)	1,737,004

	SHORT TERM INVESTMENTS - 6.00%
	Money Market Funds - 6.00%
	Federated Prime Obligations Fund
8,618,769	0.15%, 01/01/2050	8,618,769

	Total Short Term Investments
	(Cost $8,618,769)	8,618,769

Number of Shares		Value

	INVESTMENTS PURCHASED
	AS SECURITIES LENDING
	COLLATERAL - 2.98%
	Money Market Funds - 2.98%
4,281,286	First American Government
	Obligations Fund
	Effective Yield, 0.02%	$4,281,286

	Total Investments Purchased as
	Securities Lending Collateral
	(Cost $4,281,286)	4,281,286

	Total Investments
	(Cost $138,721,460) - 103.19%	148,341,098
	Liabilities in Excess of
	Other Assets - (3.19)%	(4,582,083)

	TOTAL NET
	ASSETS - 100.00%	$143,759,015

Percentages are stated as a percent of net assets.
ADR - American Depositary Receipt
(a)	All or portion of this security is on loan.
(b)	Non-income producing security.

See notes to financial statements.

GuideMarkSM Global Real Return Fund
SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2012

Number of Shares		Value

	INVESTMENT COMPANIES - 99.90%
	Exchange Traded Funds - 99.90%
74,184	Energy Select Sector SPDR Fund (a)	$5,451,040
32,277	Market Vectors Gold Miners ETF (a)	1,733,598
11	PowerShares DB Agriculture
	Fund (b)	324
503,496	PowerShares DB Commodity Index
	Tracking Fund (a)(b)	14,440,265
58,210	PowerShares DB Energy Fund (a)(b)	1,654,910
38,466	PowerShares DB Gold Fund (a)(b)	2,349,503
127,741	PowerShares Global Agriculture
	Portfolio (a)	3,833,507
225,876	SPDR Barclays Capital TIPS
	ETF (a)	13,706,156
123,008	SPDR DB International Government
	Inflation-Protected Bond ETF (a)	7,621,576
302,681	SPDR Dow Jones International
	Real Estate ETF (a)	11,880,229
159,691	SPDR Dow Jones REIT ETF (a)	11,491,364
86,597	SPDR S&P Metals and Mining
	ETF (a)	3,768,702
538,939	SPDR S&P Global Natural
	Resources ETF (a)	27,361,933
86,982	SPDR S&P International Energy
	Sector ETF (a)	2,180,639

		107,473,746

	Total Investment Companies
	(Cost $110,138,502)	107,473,746

Number of Shares		Value

	SHORT TERM INVESTMENTS - 0.11%
	Money Market Funds - 0.11%
113,963	Federated Prime Obligations Fund
	Effective Yield, 0.15%	$113,963

	Total Short Term Investments
	(Cost $113,963)	113,963

	INVESTMENTS PURCHASED
	AS SECURITIES LENDING
	COLLATERAL - 25.78%
	Money Market Funds - 25.78%
27,733,915	First American Government
	Obligations Fund
	Effective Yield, 0.02%	27,733,915

	Total Investments Purchased as
	Securities Lending Collateral
	(Cost $27,733,915)	27,733,915

	Total Investments
	(Cost $137,986,380) - 125.79%	135,321,624
	Liabilities in Excess of
	Other Assets - (25.79)%	(27,745,346)

	TOTAL NET
	ASSETS - 100.00%	$107,576,278

Percentages are stated as a percent of net assets.
(a)	All or portion of this security is on loan.
(b)	Non-income producing security.

See notes to financial statements.

GuideMarkSM Core Fixed Income Fund
SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2012

Principal Amount		Value

	ASSET BACKED SECURITIES - 1.89%
$223,751	Accredited Mortgage Loan Trust
	Series 2005-3, 0.460%,
	09/25/2035 (d)	$219,542
732,140	Brazos Higher Education Authority
	Series 2005-3, 0.479%,
	09/25/2023 (d)	729,828
	CNH Equipment Trust
497,912	Series 2010-C, 1.170%,
	05/15/2015	499,814
740,000	Series 2011-A, 2.040%,
	10/17/2016	762,634
1,185,000	Series 2012-A, 0.940%,
	05/15/2017 (d)	1,195,837
71,279	Conseco Finance Securitizations Corp.
	Series 2000-4, 8.310%,
	05/01/2032	53,288
65,123	Countrywide Asset-Backed Certificates
	Series 2005-4, 4.456%,
	10/25/2035 (d)	65,476
175,000	CPS Auto Trust
	Series 2012-C, 1.820%, 12/16/2019
	(Acquired 09/11/2012,
	Cost $174,994) (b)	175,155
356,000	Credit Acceptance Auto Loan Trust
	Series 2012-2, 1.520%, 03/16/2020
	(Acquired 09/11/2012,
	Cost $355,938) (b)	355,938
257,054	Education Funding Capital Trust I
	Series 2004-1, 0.549%,
	12/15/2022 (d)	255,451
100,000	GCO Education Loan Funding Trust
	Series 2006-1, 0.657%,
	05/25/2036 (d)	86,165
586,890	Morgan Stanley
	Series 2003-N, 1.237%,
	10/25/2033 (d)	486,501
105,748	Northstar Education Finance, Inc.
	Series 2005-1, 0.547%,
	10/28/2026 (d)	105,555
758,679	Panhandle-Plains Higher Education
	Authority, Inc.
	Series 2010-2, 1.490%,
	10/01/2035 (d)	770,605

Principal Amount		Value

	ASSET BACKED SECURITIES (Continued)
$145,691	Residential Asset Mortgage
	Products, Inc.
	Series 2004-R, 0.697%,
	03/25/2034 (d)	$117,117
290,000	Santander Drive Auto Receivables
	Trust
	Series 2012-5, 1.560%,
	08/15/2018	290,956
172,764	U.S. Education Loan Trust, LLC
	Series 2006-1, 0.551%, 03/01/2025
	(Acquired 08/06/2010,
	Cost $168,877) (b)(d)	171,422
1,310,000	Volkswagen Auto Lease Trust
	Series 2012-A, 0.870%,
	07/20/2015	1,322,014
155,000	Westlake Automobile Receivables
	Trust
	Series 2012-1, 1.030%, 03/15/2016
	(Acquired 09/19/2012,
	Cost $154,999) (b)	155,018

	Total Asset Backed Securities
	(Cost $7,842,419)	7,818,316

	COLLATERALIZED MORTGAGE
	OBLIGATIONS - 3.43%
	Bank of America Commercial
	Mortgage Trust
610,000	Series 2007-4, 5.729%,
	02/10/2051 (d)	725,964
110,000	Series 2007-5, 5.620%,
	02/10/2051	116,842
	Bear Stearns Commercial Mortgage
	Securities
3,250,000	Series 2006-PW13, 5.540%,
	09/11/2041	3,765,470
1,762,697	Series 2004-PWR5, 4.831%,
	07/11/2042	1,803,045
193,817	Chase Mortgage Financial Trust
	Series 2007-A1, 2.969%,
	02/25/2037 (d)	195,932
560,000	COMM Mortgage Trust
	Series 2010-C1, 4.205%, 07/12/2046
	(Acquired 08/14/2012 through
	08/17/2012, Cost $619,217) (b)	642,409

See notes to financial statements.

GuideMarkSM Core Fixed Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
September 30, 2012

Principal Amount		Value

	COLLATERALIZED MORTGAGE
	OBLIGATIONS (Continued)
	Countrywide Home Loans, Inc.
$34,054	Series 2004-HYB6, 2.801%,
	11/20/2034 (d)	$30,452
249,396	Series 2005-11, 0.517%,
	03/25/2035 (d)	181,439
	GS Mortgage Securities Corp.
680,000	Series 2012-ALOH, 3.551%,
	04/12/2034 (Acquired 08/15/2012,
	Cost $713,417) (a)(b)	739,095
398,324	Series 2005-GG4, 4.680%,
	07/10/2039	399,022
685,000	Series 2012-GCJ7, 3.377%,
	06/12/2045	744,145
411,582	IndyMac Mortgage Loan Trust
	Series 2005-16IP, 0.537%,
	07/25/2045 (d)	316,064
635,000	LB-UBS Commercial Mortgage
	Trust
	Series 2007-C2, 5.430%,
	02/15/2040	730,512
	Lehman Brothers-UBS Commercial
	Mortgage Trust
324,110	Series 2005-C3, 4.664%,
	07/15/2030	326,575
625,000	Series 2007-C1, 5.424%,
	2/15/2040	726,296
	Morgan Stanley Capital I Trust
470,000	Series 2007-T27, 5.653%,
	06/11/2042 (d)	558,832
600,000	Series 2008-T29, 6.278%,
	01/11/2043 (d)	739,267
615,000	OBP Depositor LLC Trust
	Series 2010-OBP, 4.646%,
	07/15/2045 (Acquired 06/25/2010,
	Cost $714,698) (b)	728,740
600,000	WF-RBS Commercial Mortgage Trust
	Series 2011-C2, 4.869%,
	02/18/2044 (Acquired 02/17/2011,
	Cost $690,043) (b)(d)	709,173

	Total Collateralized Mortgage
	Obligations (Cost $13,701,729)	14,179,274

Principal Amount		Value

	CORPORATE OBLIGATIONS - 37.75%
	Aerospace & Defense - 0.42%
	United Technologies Corp.
$730,000	1.200%, 06/01/2015	$743,627
945,000	1.800%, 06/01/2017	981,226

		1,724,853

	Agricultural Products - 0.19%
605,000	Lorillard Tobacco Co.
	8.125%, 06/23/2019	781,262

	Air Freight & Logistics - 0.08%
345,000	United Parcel Service, Inc.
	1.125%, 10/01/2017	346,978

	Auto Components - 0.18%
740,000	Johnson Controls, Inc.
	1.750%, 03/01/2014	752,832

	Banks - 2.44%
400,000	Barclays Bank Plc
	5.140%, 10/14/2020	408,801
250,000	Capital One Financial Corp.
	8.800%, 07/15/2019	330,399
745,000	Cooperatieve Centrale Raiffeisen-
	Boerenleenbank BA
	2.125%, 10/13/2015	769,640
760,000	Glitnir Bank
	6.693%, 06/15/2016
	(Acquired 06/14/2006,
	Cost $758,848) (c)(d)(e)	9,500
	HSBC Holdings Plc
400,000	4.000%, 03/30/2022	430,019
250,000	6.800%, 06/01/2038	306,255
250,000	Kaupthing Bank Hf
	7.125%, 05/19/2016
	(Acquired 05/12/2006,
	Cost $248,680) (c)(e)	3,125
325,000	KeyCorp
	5.100%, 03/24/2021	380,725
	PNC Funding Corp.
810,000	4.250%, 09/21/2015	888,431
735,000	3.300%, 03/08/2022	789,327
615,000	Royal Bank of Canada
	1.150%, 03/13/2015	624,624

See notes to financial statements.

GuideMarkSM Core Fixed Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
September 30, 2012

Principal Amount		Value

	CORPORATE OBLIGATIONS (Continued)
	Banks (Continued)
	Royal Bank of Scotland Group Plc
$115,000	5.000%, 11/12/2013	$118,484
625,000	4.875%, 08/25/2014
	(Acquired 08/18/2009 through
	08/19/2009, Cost $622,701) (b)	664,365
230,000	2.550%, 09/18/2015	232,933
1,040,000	SunTrust Banks, Inc.
	3.500%, 01/20/2017	1,117,376
	U.S. Bancorp
1,735,000	1.650%, 05/15/2017	1,778,092
300,000	4.125%, 05/24/2021	343,641
300,000	Wachovia Bank NA
	6.600%, 01/15/2038	418,473
490,000	Westpac Banking Corp.
	2.250%, 11/19/2012	490,640

		10,104,850

	Beverages - 0.93%
1,005,000	Diageo Capital Plc
	1.500%, 05/11/2017	1,023,592
215,000	Molson Coors Brewing Co.
	3.500%, 05/01/2022	228,270
930,000	PepsiCo, Inc.
	2.500%, 05/10/2016	982,391
1,610,000	The Coca-Cola Co.
	0.750%, 11/15/2013	1,618,700

		3,852,953

	Biotechnology - 0.43%
450,000	Amgen, Inc.
	4.950%, 10/01/2041	476,498
415,000	Genzyme Corp.
	5.000%, 06/15/2020	495,518
780,000	Gilead Sciences, Inc.
	2.400%, 12/01/2014	806,937

		1,778,953

	Capital Markets - 3.28%
1,575,000	Bear Stearns Companies, Inc.
	7.250%, 02/01/2018	1,967,611
	Goldman Sachs Group, Inc.
400,000	5.625%, 01/15/2017	441,264
1,125,000	5.950%, 01/18/2018	1,307,910
175,000	7.500%, 02/15/2019	217,318

Principal Amount		Value

	Capital Markets (Continued)
$125,000	5.750%, 01/24/2022	$144,250
400,000	6.750%, 10/01/2037	429,847
	Merrill Lynch & Co., Inc.
2,145,000	6.400%, 08/28/2017	2,498,086
650,000	6.500%, 07/15/2018	768,150
625,000	6.110%, 01/29/2037	665,192
	Morgan Stanley
600,000	5.950%, 12/28/2017	674,714
300,000	5.625%, 09/23/2019	328,219
100,000	6.375%, 07/24/2042	110,523
	State Street Corp.
485,000	4.300%, 05/30/2014	514,855
910,000	2.875%, 03/07/2016	975,860
1,310,000	The Bank of New York Mellon Corp.
	2.300%, 07/28/2016	1,374,309
955,000	Wachovia Corp.
	5.750%, 02/01/2018	1,154,598

		13,572,706

	Chemicals - 0.56%
	Dow Chemical Co.
685,000	7.600%, 05/15/2014	757,135
670,000	4.250%, 11/15/2020	739,723
	Ecolab, Inc.
275,000	2.375%, 12/08/2014	285,345
450,000	4.350%, 12/08/2021	511,492

		2,293,695

	Commercial Banks - 0.24%
955,000	Canadian Imperial Bank of Commerce
	2.350%, 12/11/2015	1,005,129

	Commercial Services & Supplies - 0.17%
650,000	International Lease Finance Corp.
	5.750%, 05/15/2016	692,407

	Communications - 0.15%
595,000	Rogers Cable, Inc.
	5.500%, 03/15/2014	636,263

	Computers & Peripherals - 0.15%
	Hewlett Packard Co.
250,000	3.000%, 09/15/2016	258,610
375,000	2.600%, 09/15/2017	376,611

		635,221

See notes to financial statements.

GuideMarkSM Core Fixed Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
September 30, 2012

Principal Amount		Value

	CORPORATE OBLIGATIONS (Continued)
	Consumer Finance - 2.10%
$650,000	American Express Co.
	8.150%, 03/19/2038	$1,046,135
2,430,000	American Express Credit Corp.
	1.750%, 06/12/2015	2,487,214
670,000	Capital One Financial Corp.
	2.125%, 07/15/2014	683,944
	Caterpillar Financial Services Corp.
705,000	1.100%, 05/29/2015	714,029
960,000	1.625%, 06/01/2017 (a)	980,765
	John Deere Capital Corp.
600,000	4.900%, 09/09/2013	625,801
350,000	0.950%, 06/29/2015	353,389
430,000	SLM Corp.
	5.000%, 10/01/2013	447,738
200,000	Total Capital International SA
	2.875%, 02/17/2022	208,413
1,100,000	Toyota Motor Credit Corp.
	2.050%, 01/12/2017	1,145,063

		8,692,491

	Diversified Financial Services - 3.81%
	Bank of America Corp.
200,000	3.875%, 03/22/2017	215,449
700,000	6.000%, 09/01/2017	810,551
175,000	5.875%, 01/05/2021	202,231
75,000	5.000%, 05/13/2021	82,584
700,000	5.700%, 01/24/2022	823,715
	Citigroup, Inc.
450,000	5.000%, 09/15/2014	474,845
560,000	6.010%, 01/15/2015	614,048
550,000	4.450%, 01/10/2017	604,700
960,000	6.125%, 11/21/2017	1,130,846
175,000	4.500%, 01/14/2022	192,515
150,000	5.875%, 01/30/2042	181,410
	Ford Motor Credit Co. LLC
325,000	2.750%, 05/15/2015	331,656
200,000	3.984%, 06/15/2016	210,982
	General Electric Capital Corp.
1,245,000	6.000%, 08/07/2019	1,516,467
350,000	4.375%, 09/16/2020	386,636
720,000	5.300%, 02/11/2021	827,667
380,000	3.150%, 09/07/2022	382,514
1,505,000	5.875%, 01/14/2038	1,799,806

Principal Amount		Value

	Diversified Financial Services (Continued)
$450,000	Hutchison Whampoa International Ltd.
	3.500%, 01/13/2017
	(Acquired 01/10/2012,
	Cost $474,897) (b)	$478,430
	JPMorgan Chase & Co.
1,140,000	3.450%, 03/01/2016	1,216,508
625,000	4.250%, 10/15/2020	684,041
600,000	4.500%, 01/24/2022	666,830
125,000	3.250%, 09/23/2022	127,006
	National Rural Utilities Cooperative
	Finance Corp.
735,000	1.125%, 11/01/2013	741,003
600,000	5.450%, 04/10/2017	715,729
300,000	NCUA Guaranteed Notes
	3.000%, 06/12/2019	331,722

		15,749,891

	Diversified Manufacturing - 0.59%
	Cooper U.S., Inc.
725,000	2.375%, 01/15/2016	749,089
675,000	3.875%, 12/15/2020	740,154
	Tyco Electronics Group SA
440,000	1.600%, 02/03/2015	446,838
405,000	6.550%, 10/01/2017	490,308

		2,426,389

	Diversified Telecommunication Services - 1.78%
	AT&T, Inc.
725,000	2.950%, 05/15/2016	779,727
695,000	5.350%, 09/01/2040	839,788
470,000	France Telecom SA
	4.375%, 07/08/2014	497,532
1,325,000	SBC Communications, Inc.
	5.100%, 09/15/2014	1,441,363
	Verizon Communications, Inc.
800,000	1.950%, 03/28/2014	818,535
795,000	3.500%, 11/01/2021	878,787
150,000	6.400%, 02/15/2038	202,888
1,355,000	Verizon Wireless Capital LLC
	8.500%, 11/15/2018	1,900,859

		7,359,479

See notes to financial statements.

GuideMarkSM Core Fixed Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
September 30, 2012

Principal Amount		Value

	CORPORATE OBLIGATIONS (Continued)
	Electric Utilities - 1.00%
$695,000	Columbus Southern Power Co.
	5.500%, 03/01/2013	$709,101
360,000	Georgia Power Co.
	4.300%, 03/15/2042	385,670
375,000	Nevada Power Co.
	5.875%, 01/15/2015	417,037
875,000	PSI Energy, Inc.
	6.050%, 06/15/2016	1,021,640
	Union Electric Co.
570,000	6.700%, 02/01/2019	729,952
350,000	3.900%, 09/15/2042	356,787
470,000	Westar Energy, Inc.
	6.000%, 07/01/2014	512,118

		4,132,305

	Energy Equipment & Services - 0.39%
275,000	Cameron International Corp.
	6.375%, 07/15/2018	334,400
605,000	Halliburton Co.
	3.250%, 11/15/2021 (a)	657,853
480,000	Pride International, Inc.
	6.875%, 08/15/2020	608,606

		1,600,859

	Engineering Construction - 0.12%
495,000	ABB Finance USA, Inc.
	2.875%, 05/08/2022	512,802

	Food & Staples Retailing - 0.40%
	CVS Caremark Corp.
200,000	4.750%, 05/18/2020	234,360
300,000	6.250%, 06/01/2027	394,292
355,000	Walgreen Co.
	3.100%, 09/15/2022	361,033
450,000	Wal-Mart Stores, Inc.
	6.500%, 08/15/2037	647,011

		1,636,696

	Food Products - 0.26%
110,000	Conagra Foods, Inc.
	1.350%, 09/10/2015	110,846
	Kraft Foods Group, Inc.
380,000	1.625%, 06/04/2015
	(Acquired 08/01/2012,
	Cost $379,016) (b)	386,007

Principal Amount		Value

	Food Products (Continued)
$75,000	2.250%, 06/05/2017
	(Acquired 05/30/2012,
	Cost $74,863) (b)	$77,299
375,000	Mondelez International, Inc.
	6.500%, 02/09/2040	509,825

		1,083,977

	Health Care Equipment & Supplies - 1.10%
495,000	Baxter International, Inc.
	1.850%, 01/15/2017	512,871
725,000	Becton Dickinson & Co.
	3.250%, 11/12/2020	783,368
630,000	Covidien International Finance SA
	2.800%, 06/15/2015	663,359
1,575,000	Medtronic, Inc.
	3.000%, 03/15/2015	1,666,674
865,000	St. Jude Medical, Inc.
	2.500%, 01/15/2016	903,538

		4,529,810

	Health Care Providers & Services - 0.94%
	Cigna Corp.
175,000	2.750%, 11/15/2016	184,727
175,000	4.000%, 02/15/2022	188,984
	Express Scripts, Inc.
810,000	6.250%, 06/15/2014	882,715
325,000	3.125%, 05/15/2016	346,873
250,000	McKesson Corp.
	4.750%, 03/01/2021	291,765
	UnitedHealth Group, Inc.
435,000	4.875%, 02/15/2013	441,887
735,000	5.375%, 03/15/2016	842,669
	WellPoint, Inc.
125,000	1.250%, 09/10/2015	125,963
425,000	3.125%, 05/15/2022	425,095
150,000	5.850%, 01/15/2036	174,457

		3,905,135

	Independent Power Producers & Energy
	Traders - 0.32%
	Exelon Generation Co., LLC
540,000	5.200%, 10/01/2019	614,016
605,000	6.250%, 10/01/2039	702,351

		1,316,367

See notes to financial statements.

GuideMarkSM Core Fixed Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
September 30, 2012

Principal Amount		Value

	CORPORATE OBLIGATIONS (Continued)
	Industrial Conglomerates - 0.27%
$930,000	Koninklijke Philips Electronics NV
	5.750%, 03/11/2018	$1,133,133

	Insurance - 1.11%
	American International Group, Inc.
100,000	8.250%, 08/15/2018	128,903
30,000	4.875%, 06/01/2022	33,875
540,000	CNA Financial Corp.
	7.350%, 11/15/2019	671,016
615,000	Liberty Mutual Group, Inc.
	5.000%, 06/01/2021
	(Acquired 05/18/2011,
	Cost $622,636) (b)	651,204
965,000	MetLife, Inc.
	5.000%, 11/24/2013	1,014,198
500,000	New York Life Global Funding
	3.000%, 05/04/2015
	(Acquired 03/09/2012,
	Cost $521,962) (b)	529,513
375,000	Prudential Financial, Inc.
	4.500%, 11/15/2020	417,761
510,000	Travelers Property Casualty Corp.
	5.000%, 03/15/2013	520,768
560,000	Willis North America, Inc.
	6.200%, 03/28/2017	638,804

		4,606,042

	Internet Software & Services - 0.17%
700,000	eBay, Inc.
	1.350%, 07/15/2017	709,212

	Life Sciences Tools & Services - 0.04%
150,000	Life Technologies Corp.
	6.000%, 03/01/2020	178,689

	Machinery - 0.15%
530,000	Eaton Corp.
	5.600%, 05/15/2018	631,280

	Media - 2.43%
	CBS Corp.
965,000	3.375%, 03/01/2022	1,010,206
100,000	4.850%, 07/01/2042	106,312
	Comcast Corp.
1,345,000	5.875%, 02/15/2018	1,638,227
250,000	6.400%, 05/15/2038	321,283

Principal Amount		Value

	Media (Continued)
	DIRECTV Holdings, LLC
$815,000	2.400%, 03/15/2017	$837,687
475,000	3.800%, 03/15/2022	489,774
375,000	6.350%, 03/15/2040	438,205
550,000	NBCUniversal Media LLC
	2.875%, 04/01/2016	583,046
	News America, Inc.
275,000	4.500%, 02/15/2021	310,917
250,000	6.150%, 02/15/2041	312,380
	Time Warner, Inc.
1,105,000	6.750%, 07/01/2018	1,391,396
400,000	4.700%, 01/15/2021	460,226
750,000	4.125%, 02/15/2021	830,607
225,000	3.400%, 06/15/2022	238,119
225,000	7.625%, 04/15/2031	315,193
200,000	4.500%, 09/15/2042	200,273
250,000	Viacom, Inc.
	5.625%, 09/15/2019	301,111
225,000	WPP Finance UK
	8.000%, 09/15/2014	252,697

		10,037,659

	Metals & Mining - 0.61%
495,000	BHP Billiton Finance USA Ltd.
	1.625%, 02/24/2017	505,960
780,000	Freeport-McMoRan Copper & Gold, Inc.
	3.550%, 03/01/2022	782,340
735,000	Rio Tinto Finance USA Ltd.
	2.500%, 05/20/2016	768,154
435,000	Teck Resources Ltd.
	6.000%, 08/15/2040	459,942

		2,516,396

	Multi-Utilities - 0.72%
650,000	Dominion Resources, Inc.
	1.400%, 09/15/2017	652,575
580,000	Sempra Energy
	6.500%, 06/01/2016	691,221
1,380,000	Xcel Energy, Inc.
	5.613%, 04/01/2017	1,624,026

		2,315,247

	Office Electronics - 0.20%
780,000	Xerox Corp.
	4.250%, 02/15/2015	828,872

See notes to financial statements.

GuideMarkSM Core Fixed Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
September 30, 2012

Principal Amount		Value

	CORPORATE OBLIGATIONS (Continued)
	Oil & Gas - 3.70%
$150,000	Anadarko Petroleum Corp.
	8.700%, 03/15/2019	$201,449
	Apache Corp.
375,000	3.625%, 02/01/2021 (a)	414,790
590,000	3.250%, 04/15/2022	635,494
	BP Capital Markets Plc
1,295,000	3.200%, 03/11/2016	1,391,204
350,000	4.500%, 10/01/2020	406,991
945,000	Canadian Natural Resources Ltd.
	3.450%, 11/15/2021	1,018,406
	Energy Transfer Partners LP
943,000	8.500%, 04/15/2014	1,039,409
570,000	9.000%, 04/15/2019	735,767
225,000	5.200%, 02/01/2022	250,050
	Husky Energy, Inc.
465,000	5.900%, 06/15/2014	504,998
810,000	3.950%, 04/15/2022	869,072
675,000	Kinder Morgan Energy Partners LP
	3.450%, 02/15/2023	696,447
800,000	Marathon Oil Corp.
	6.000%, 10/01/2017	979,647
360,000	Murphy Oil Corp.
	4.000%, 06/01/2022	382,878
	Nexen, Inc.
150,000	5.875%, 03/10/2035	177,969
150,000	7.500%, 07/30/2039	214,506
780,000	ONEOK Partners LP
	6.125%, 02/01/2041	940,317
	Petrobras International Finance Co.
130,000	3.875%, 01/27/2016	138,165
305,000	3.500%, 02/06/2017	319,742
570,000	5.375%, 01/27/2021	645,109
250,000	6.875%, 01/20/2040	315,486
375,000	Petroleos Mexicanos
	8.000%, 05/03/2019	492,562
	Phillips 66 Company
425,000	1.950%, 03/05/2015
	(Acquired 03/07/2012,
	Cost $424,805) (b)	435,121
845,000	4.300%, 04/01/2022
	(Acquired 03/07/2012,
	Cost $842,997) (b)	926,972

Principal Amount		Value

	Oil & Gas (Continued)
$300,000	Schlumberger Investment SA
	3.300%, 09/14/2021
	(Acquired 09/07/2011,
	Cost $300,314) (b)	$320,075
405,000	Spectra Energy Partners LP
	4.600%, 06/15/2021	439,349
295,000	Valero Energy Corp.
	9.375%, 03/15/2019	401,178

		15,293,153

	Pharmaceuticals - 1.49%
125,000	Aristotle Holdings, Inc.
	3.500%, 11/15/2016
	(Acquired 11/14/2011,
	Cost $124,966) (b)	135,271
1,640,000	GlaxoSmithKline Capital PLC
	1.500%, 05/08/2017	1,670,288
1,210,000	Novartis Capital Corp.
	2.900%, 04/24/2015	1,285,817
	Sanofi-Aventis SA
560,000	1.625%, 03/28/2014	570,113
780,000	4.000%, 03/29/2021	892,591
920,000	Teva Pharmaceutical Finance
	3.000%, 06/15/2015	978,456
	Watson Pharmaceuticals, Inc.
85,000	1.875%, 10/01/2017	86,048
550,000	3.250%, 10/01/2022	558,203

		6,176,787

	Pipelines - 1.19%
490,000	Duke Energy, Inc.
	5.668%, 08/15/2014	530,618
	Enterprise Products Operating LLC
815,000	5.650%, 04/01/2013	833,378
680,000	6.125%, 10/15/2039	820,199
86,000	4.450%, 02/15/2043	85,414
470,000	Spectra Energy Capital LLC
	5.650%, 03/01/2020	555,213
	TransCanada Pipelines Ltd.
660,000	7.625%, 01/15/2039	1,024,689
300,000	6.350%, 05/15/2067 (d)	321,119
	Transocean, Inc.
155,000	2.500%, 10/15/2017	156,042
500,000	6.500%, 11/15/2020	598,058

		4,924,730

See notes to financial statements.

GuideMarkSM Core Fixed Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
September 30, 2012

Principal Amount		Value

	CORPORATE OBLIGATIONS (Continued)
	Real Estate - 1.48%
$405,000	Developers Diversified Realty Corp.
	7.500%, 04/01/2017	$485,109
250,000	Duke Realty LP
	4.375%, 06/15/2022	264,127
250,000	ERP Operating LP
	4.625%, 12/15/2021	288,637
955,000	HCP, Inc.
	5.375%, 02/01/2021	1,091,344
	Health Care Property Investments, Inc.
125,000	6.300%, 09/15/2016	143,332
200,000	6.000%, 01/30/2017	230,407
	Health Care REIT, Inc.
385,000	3.625%, 03/15/2016	406,708
675,000	5.250%, 01/15/2022	761,510
250,000	Kilroy Realty Corp.
	5.000%, 11/03/2015	272,251
325,000	Liberty Property LP
	5.500%, 12/15/2016	363,811
400,000	Simon Property Group LP
	4.125%, 12/01/2021	444,474
1,105,000	Simon Property Group, Inc.
	6.125%, 05/30/2018	1,351,185

		6,102,895

	Road & Rail - 0.28%
565,000	Burlington Northern Santa Fe LLC
	7.950%, 08/15/2030	807,710
309,000	Canadian Pacific Railway Ltd.
	4.500%, 01/15/2022	341,761

		1,149,471

	Semiconductor & Semiconductor
	Equipment - 0.69%
340,000	Altera Corp.
	1.750%, 05/15/2017	349,346
725,000	Analog Devices, Inc.
	3.000%, 04/15/2016	781,853
780,000	Applied Materials, Inc.
	2.650%, 06/15/2016	825,548
	Intel Corp.
350,000	1.950%, 10/01/2016	367,813
470,000	3.300%, 10/01/2021	511,500

		2,836,060

Principal Amount		Value

	Specialty Retail - 0.25%
$475,000	Autozone, Inc.
	4.000%, 11/15/2020	$519,293
375,000	Home Depot, Inc.
	5.875%, 12/16/2036	495,907

		1,015,200

	Thrifts & Mortgage Finance - 0.02%
60,000	Santander Holdings USA, Inc.
	4.625%, 04/19/2016	62,908

	Tobacco - 0.53%
	Altria Group, Inc.
306,000	9.700%, 11/10/2018	438,826
81,000	9.250%, 08/06/2019	115,169
1,200,000	2.850%, 08/09/2022	1,199,770
300,000	Philip Morris International, Inc.
	6.375%, 05/16/2038	417,094

		2,170,859

	Trucking - 0.10%
400,000	Penske Truck Leasing Co., L.P.
	3.125%, 05/11/2015
	(Acquired 05/08/2012,
	Cost $399,980) (b)	409,488

	Wireless Telecommunication Services - 0.29%
1,165,000	Vodafone Group Plc
	1.625%, 03/20/2017	1,189,675

	Total Corporate Obligations
	(Cost $147,516,733)	156,064,634

	FOREIGN GOVERNMENT DEBT
	OBLIGATIONS - 0.12%
250,000	Republic of Columbia
	4.375%, 07/12/2021	289,125
196,000	Federal Government of Mexico
	4.750%, 03/08/2044	218,540

	Total Foreign Government Debt
	Obligations (Cost $393,480)	507,665

See notes to financial statements.

GuideMarkSM Core Fixed Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
September 30, 2012

Principal Amount		Value

	MORTGAGE BACKED SECURITIES - 31.52%
	Federal Home Loan Mortgage Corp.
$887,737	Series 2590,
	5.000%, 03/15/2018	$953,786
800,000	Series K-703,
	2.699%, 05/25/2018 (d)	869,331
11,725	Pool #E9-9763,
	4.500%, 09/01/2018	12,891
10,985	Pool #E9-9764,
	4.500%, 09/01/2018	12,077
600,000	Series K-705,
	2.303%, 09/25/2018 (d)	638,189
900,000	Series K-706,
	2.323%, 10/25/2018	957,617
600,000	Series K-709,
	2.086%, 03/25/2019	630,719
221,253	Pool #D9-6291,
	4.500%, 09/01/2023	242,430
655,313	Pool #G1-3624,
	5.000%, 08/01/2024	706,948
595,839	Series 2329,
	6.500%, 06/15/2031	686,546
313,567	Series 2338,
	6.500%, 07/15/2031	362,948
521,430	Pool #78-0447,
	2.375%, 04/01/2033 (d)	556,383
520	Pool #A4-3129,
	5.500%, 02/01/2036	574
3,522,275	Pool #A8-9148,
	4.000%, 10/01/2039	3,789,158
1,468,939	Pool #C0-3815,
	3.500%, 03/01/2042	1,580,830
2,133,933	Pool #C0-3830,
	4.000%, 03/01/2042	2,298,289
993,766	Pool #U9-0688,
	4.000%, 05/01/2042	1,108,349
372,460	Pool #Q0-9530,
	3.500%, 07/01/2042	400,248
2,260,592	Pool #Q0-9949,
	3.000%, 08/01/2042	2,386,085
	Federal National Mortgage Association
491,189	Pool #467626,
	3.740%, 05/01/2018	556,485
3,678	Pool #685505,
	5.000%, 05/01/2018	4,065

Principal Amount		Value

	MORTGAGE BACKED
	SECURITIES (Continued)
$3,703	Pool #705709,
	5.000%, 05/01/2018	$4,058
1,304,527	Pool #AD3775,
	4.500%, 03/01/2025	1,429,360
2,616,469	Pool #AH6301,
	4.000%, 05/01/2026	2,801,024
377,447	Pool #544859,
	2.849%, 08/01/2029 (d)	400,304
421,388	Pool #786848,
	7.000%, 10/01/2031	506,005
23,202	Pool #727181,
	5.000%, 08/01/2033	25,949
9,032	Pool #730727,
	5.000%, 08/01/2033	10,101
2,423	Pool #741862,
	5.500%, 09/01/2033	2,705
3,151	Pool #766197,
	5.500%, 02/01/2034	3,518
527	Pool #776974,
	5.500%, 04/01/2034	600
337,789	Pool #888504,
	2.194%, 04/01/2034 (d)	360,382
18,346	Pool #775776,
	5.500%, 05/01/2034	20,483
374,098	Pool #802783,
	2.487%, 10/01/2034 (d)	399,750
27,881	Pool #781629,
	5.500%, 12/01/2034	31,128
722	Pool #806098,
	6.000%, 12/01/2034	812
4,628,561	Pool #AB0074,
	5.000%, 02/01/2035	5,106,208
345,541	Pool #735504,
	6.000%, 04/01/2035	391,140
21,267	Pool #822815,
	5.500%, 04/01/2035	23,744
21,883	Pool #357850,
	5.500%, 07/01/2035	24,432
22,032	Pool #820242,
	5.000%, 07/01/2035	24,580
4,328	Pool #838452,
	5.500%, 09/01/2035	4,877
225,221	Pool #888022,
	5.000%, 02/01/2036	246,837

See notes to financial statements.

GuideMarkSM Core Fixed Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
September 30, 2012

Principal Amount		Value

	MORTGAGE BACKED
	SECURITIES (Continued)
$25,043	Pool #865854,
	6.000%, 03/01/2036	$28,152
39,669	Pool #891474,
	6.000%, 04/01/2036	44,594
48,484	Pool #906000,
	6.000%, 01/01/2037	53,670
378	Pool #928062,
	5.500%, 02/01/2037	421
534	Pool #899119,
	5.500%, 04/01/2037	595
729	Pool #938488,
	5.500%, 05/01/2037	814
965	Pool #970131,
	5.500%, 03/01/2038	1,075
781	Pool #981313,
	5.500%, 06/01/2038	872
1,074	Pool #985108,
	5.500%, 07/01/2038	1,199
435	Pool #964930,
	5.500%, 08/01/2038	486
472	Pool #987032,
	5.500%, 08/01/2038	522
577	Pool #968371,
	5.500%, 09/01/2038	645
275,346	Pool #AD0095,
	6.000%, 11/01/2038	304,798
383	Pool #993050,
	5.500%, 12/01/2038	428
275	Pool #MC0018,
	5.500%, 12/01/2038	278
108,482	Pool #993579,
	4.000%, 05/01/2039	117,028
23,637	Pool #AA5840,
	4.000%, 06/01/2039	25,499
263,561	Pool #AA7670,
	4.500%, 06/01/2039	291,044
141,176	Pool #AA8715,
	4.000%, 06/01/2039	157,458
19,754	Pool #AA9133,
	4.500%, 08/01/2039	22,252
39,144	Pool #AC2861,
	4.500%, 08/01/2039	44,094
80,541	Pool #AC6121,
	4.500%, 11/01/2039	90,727

Principal Amount		Value

	MORTGAGE BACKED
	SECURITIES (Continued)
$21,622	Pool #AC8372,
	4.500%, 12/01/2039	$24,263
686,370	Pool #AD0586,
	4.500%, 12/01/2039	773,170
758,370	Pool #AD5574,
	5.000%, 04/01/2040	831,312
2,759,465	Pool #AD5661,
	5.000%, 05/01/2040	3,049,886
2,833,982	Pool #AD6949,
	5.500%, 06/01/2040	3,129,495
3,769,466	Pool #AB1231,
	5.000%, 07/01/2040	4,172,075
147,234	Pool #AD7793,
	4.500%, 07/01/2040	159,918
49,599	Pool #AD9896,
	4.000%, 08/01/2040	53,522
1,706,050	Pool #AE0217,
	4.500%, 08/01/2040	1,847,084
58,959	Pool #AB1500,
	4.000%, 09/01/2040	63,621
40,455	Pool #AD9856,
	4.000%, 09/01/2040	43,655
59,552	Pool #AE2559,
	4.000%, 09/01/2040	64,261
20,220	Pool #AE2562,
	4.000%, 09/01/2040	21,819
23,295	Pool #AE2566,
	4.000%, 09/01/2040	25,137
135,289	Pool #AE4124,
	4.000%, 10/01/2040	145,989
79,280	Pool #AE4888,
	4.000%, 10/01/2040	85,550
82,415	Pool #AE3916,
	4.000%, 11/01/2040	88,932
14,742	Pool #AE5147,
	4.000%, 11/01/2040	15,908
166,196	Pool #AE8715,
	4.000%, 11/01/2040	179,339
1,493,514	Pool #AH1089,
	4.000%, 11/01/2040	1,618,132
1,761,702	Pool #AA4757,
	4.000%, 12/01/2040	1,901,026
1,529,631	Pool #AE0698,
	4.500%, 12/01/2040	1,661,408

See notes to financial statements.

GuideMarkSM Core Fixed Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
September 30, 2012

Principal Amount		Value

	MORTGAGE BACKED
	SECURITIES (Continued)
$304,610	Pool #AE8893,
	4.000%, 12/01/2040	$328,700
17,375	Pool #AH0006,
	4.000%, 12/01/2040	18,750
49,275	Pool #AH0020,
	4.000%, 12/01/2040	53,172
96,462	Pool #AH0599,
	4.000%, 12/01/2040	104,091
40,707	Pool #AH0601,
	4.000%, 12/01/2040	43,926
130,264	Pool #AE7893,
	4.000%, 01/01/2041	140,565
67,023	Pool #AH1263,
	4.000%, 01/01/2041	72,323
313,959	Pool #AH2999,
	4.000%, 01/01/2041	338,789
2,190,688	Pool #AH3373,
	5.000%, 01/01/2041	2,424,671
339,375	Pool #AH4763,
	4.000%, 01/01/2041	366,215
488,699	Pool #AB2265,
	4.000%, 02/01/2041	544,146
19,429	Pool #AH4659,
	4.000%, 02/01/2041	20,971
244,199	Pool #AH5653,
	4.000%, 02/01/2041	268,434
105,838	Pool #AH5783,
	4.000%, 02/01/2041	114,241
484,824	Pool #AL0934,
	5.000%, 02/01/2041	531,455
603,421	Pool #AD1889,
	4.500%, 03/01/2041	655,406
32,157	Pool #AH6150,
	4.000%, 03/01/2041	34,710
119,877	Pool #AH6583,
	4.000%, 03/01/2041	129,395
335,978	Pool #AL0146,
	4.000%, 03/01/2041	374,727
938,906	Pool #AH4246,
	4.500%, 04/01/2041	1,021,552
4,144,331	Pool #AH8854,
	4.500%, 04/01/2041	4,576,480

Principal Amount		Value

	MORTGAGE BACKED
	SECURITIES (Continued)
$327,451	Pool #AL0215,
	4.500%, 04/01/2041	$361,595
3,337,358	Pool #AL0247,
	4.000%, 04/01/2041	3,716,014
1,363,809	Pool #AI1856,
	4.500%, 05/01/2041	1,517,527
395,168	Pool #AL0187,
	5.000%, 05/01/2041	431,200
3,236,109	Pool #AL0208,
	4.500%, 05/01/2041	3,573,553
58,592	Pool #AL0456,
	5.000%, 06/01/2041	63,935
879,200	Pool #AI7368,
	4.500%, 07/01/2041	956,591
2,992,621	Pool #AB3395,
	4.500%, 08/01/2041	3,304,675
1,036,907	Pool #AI7913,
	4.500%, 08/01/2041	1,128,181
283,754	Pool #AI8154,
	4.000%, 08/01/2041	306,283
209,507	Pool #AI8842,
	4.500%, 08/01/2041	227,949
38,821	Pool #AJ1080,
	4.500%, 09/01/2041	42,238
74,940	Pool #AL0815,
	4.000%, 09/01/2041	83,583
25,049	Pool #AJ1562,
	4.000%, 10/01/2041	27,937
29,088	Pool #AJ1972,
	4.000%, 10/01/2041	32,442
4,130,724	Pool #AJ2212,
	4.500%, 10/01/2041	4,561,454
54,201	Pool #AJ3146,
	4.500%, 10/01/2041	58,972
271,947	Pool #AJ4044,
	4.000%, 10/01/2041	303,311
39,674	Pool #AJ4756,
	4.000%, 10/01/2041	44,249
2,752,507	Pool #AL0933,
	5.000%, 10/01/2041	3,020,691
1,769,894	Pool #AB3876,
	4.000%, 11/01/2041	1,934,755

See notes to financial statements.

GuideMarkSM Core Fixed Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
September 30, 2012

Principal Amount		Value

	MORTGAGE BACKED
	SECURITIES (Continued)
$30,264	Pool #AJ3330,
	4.000%, 11/01/2041	$33,755
34,053	Pool #AJ4549,
	4.000%, 11/01/2041	37,981
24,850	Pool #AJ4698,
	4.000%, 11/01/2041	27,716
52,400	Pool #AJ5424,
	4.000%, 11/01/2041	58,443
31,970	Pool #AJ7840,
	4.000%, 11/01/2041	35,658
31,971	Pool #AB3995,
	4.000%, 12/01/2041	35,659
267,829	Pool #AB4054,
	4.000%, 12/01/2041	298,719
33,288	Pool #AI0848,
	4.000%, 12/01/2041	37,127
30,191	Pool #AJ4187,
	4.000%, 12/01/2041	33,673
40,405	Pool #AJ5736,
	4.000%, 12/01/2041	45,065
41,354	Pool #AJ5968,
	4.000%, 12/01/2041	44,637
37,856	Pool #AJ6061,
	4.000%, 12/01/2041	42,222
513,717	Pool #AJ7684,
	4.000%, 12/01/2041	572,967
26,954	Pool #AJ7868,
	4.000%, 12/01/2041	30,062
56,353	Pool #AJ8104,
	4.000%, 12/01/2041	62,853
32,663	Pool #AJ8109,
	4.000%, 12/01/2041	36,431
24,517	Pool #AJ8171,
	4.000%, 12/01/2041	27,345
42,653	Pool #AJ8341,
	4.000%, 12/01/2041	47,573
63,512	Pool #AJ8436,
	4.000%, 12/01/2041	70,837
26,177	Pool #AJ8912,
	4.000%, 12/01/2041	29,196
31,741	Pool #AJ9248,
	4.000%, 12/01/2041	35,402

Principal Amount		Value

	MORTGAGE BACKED
	SECURITIES (Continued)
$54,263	Pool #AJ2446,
	4.000%, 01/01/2042	$58,571
38,898	Pool #AJ7538,
	4.000%, 01/01/2042	43,384
24,423	Pool #AJ8001,
	4.000%, 01/01/2042	26,537
42,798	Pool #AJ8369,
	4.000%, 01/01/2042	47,734
35,826	Pool #AJ9162,
	4.000%, 01/01/2042	39,958
193,729	Pool #AJ9330,
	4.000%, 01/01/2042	216,073
24,495	Pool #AJ9779,
	4.000%, 01/01/2042	27,321
31,361	Pool #AK0170,
	4.000%, 01/01/2042	34,978
66,531	Pool #AK0543,
	4.000%, 01/01/2042	74,205
27,013	Pool #AK0563,
	4.000%, 01/01/2042	30,128
58,630	Pool #AK1827,
	4.000%, 01/01/2042	65,392
3,874,704	Pool #AB4438,
	3.500%, 02/01/2042	4,180,009
7,588,146	Pool #AJ0130,
	3.500%, 05/01/2042	8,149,296
397,609	Pool #AO4164,
	4.000%, 06/01/2042	442,597
199,354	Pool #AB5529,
	4.000%, 07/01/2042	221,910
2,762,969	Pool #AB6012,
	3.000%, 08/01/2042	2,920,575
5,064,867	Pool #AP1651,
	3.000%, 08/01/2042	5,353,779
357,426	Pool #AB6228,
	3.500%, 09/01/2042	383,858
3,235,747	Pool #AP4786,
	3.000%, 09/01/2042	3,420,322
	Government National Mortgage
	Association
262,667	Pool #752842X,
	3.950%, 07/15/2025	287,820

See notes to financial statements.

GuideMarkSM Core Fixed Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
September 30, 2012

Principal Amount		Value

	MORTGAGE BACKED
	SECURITIES (Continued)
$33,223	Pool #614436X,
	5.000%, 08/15/2033	$36,633
691,354	Pool #618907X,
	5.000%, 09/15/2033	767,866
93,208	Pool #605098X,
	5.000%, 03/15/2034	103,407
88,766	Pool #520279X,
	5.000%, 11/15/2034	98,590
1,342,846	Pool #644812X,
	6.000%, 05/15/2035	1,529,555
1,498,674	Pool #688021X,
	6.000%, 10/15/2038	1,694,405
226,969	Pool #736686X,
	5.000%, 02/15/2039	251,166
1,758,364	Pool #723248,
	5.000%, 10/15/2039	1,950,763
667,370	Pool #726382,
	5.000%, 10/15/2039	740,394
483,080	Pool #782916X,
	5.500%, 02/15/2040	537,580
2,013,692	Pool #752631C,
	4.500%, 10/20/2040	2,248,233
1,821,864	Pool #005176M,
	5.000%, 09/20/2041	2,026,865
955,441	Pool #783511M,
	4.000%, 12/20/2041	1,053,033

	Total Mortgage Backed Securities
	(Cost $125,195,342)	130,280,210

	MUNICIPAL DEBT OBLIGATIONS - 0.64%
	California, GO,
230,000	7.500%, 04/01/2034	303,384
175,000	7.950%, 03/01/2036	209,268
425,000	7.550%, 04/01/2039	576,942
315,000	Illinois, GO,
	7.350%, 07/01/2035	371,401
	South Carolina Student Loan Corp.,
	Series A-1, Revenue Bond,
396,011	0.518%, 12/03/2018(d)	396,011
806,372	0.557%, 12/02/2019(d)	800,381

	Total Municipal Debt Obligations
	(Cost $2,454,482)	2,657,387

Principal Amount		Value

	U.S. GOVERNMENT AGENCY ISSUES - 1.25%
	Federal Home Loan Mortgage Corp.
$300,000	0.500%, 10/15/2013	$300,966
1,300,000	1.000%, 03/08/2017	1,318,034
400,000	1.250%, 05/12/2017	409,949
1,200,000	1.000%, 06/29/2017	1,215,077
	Federal National Mortgage Association
200,000	4.125%, 04/15/2014	211,932
1,700,000	0.625%, 10/30/2014	1,711,907

	Total U.S. Government Agency Issues
	(Cost $5,101,877)	5,167,865

	U.S. TREASURY OBLIGATIONS - 19.99%
	U.S. Treasury Bonds - 4.99%
2,900,000	4.250%, 11/15/2014	3,144,688
650,000	5.375%, 02/15/2031	940,266
1,525,000	4.375%, 11/15/2039	2,015,859
1,200,000	4.250%, 11/15/2040	1,558,313
500,000	4.375%, 05/15/2041	662,578
500,000	3.750%, 08/15/2041	597,890
10,490,000	3.125%, 11/15/2041	11,176,770
500,000	3.125%, 02/15/2042	531,953
	U.S. Treasury Notes - 15.00%
2,750,000	0.250%, 11/30/2013	2,751,826
3,600,000	0.250%, 05/31/2014	3,601,688
5,700,000	0.625%, 07/15/2014	5,739,632
3,225,000	0.375%, 03/15/2015	3,233,314
10,550,000	0.250%, 07/15/2015	10,535,990
4,000,000	1.750%, 07/31/2015	4,163,124
2,890,000	2.000%, 04/30/2016	3,055,048
8,550,000	0.875%, 01/31/2017	8,682,260
675,000	0.750%, 06/30/2017	680,221
3,000,000	2.375%, 07/31/2017	3,254,532
3,575,000	1.875%, 09/30/2017	3,794,248
4,955,000	2.000%, 11/15/2021	5,173,719
7,035,000	2.000%, 02/15/2022	7,318,053

	Total U.S. Treasury Obligations
	(Cost $80,657,013)	82,611,972

Number of Shares

	SHORT TERM INVESTMENTS - 3.98%
	Money Market Funds - 3.98%
16,440,043	Federated Prime Obligations Fund
	Effective Yield, 0.15%,
	01/01/2050 (d)	16,440,043

	Total Short Term Investments
	(Cost $16,440,043)	16,440,043

See notes to financial statements.

GuideMarkSM Core Fixed Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
September 30, 2012

Number of Shares		Value

	INVESTMENTS PURCHASED
	AS SECURITIES LENDING
	COLLATERAL - 0.50%
	Money Market Funds - 0.50%
2,051,002	First American Government
	Obligations Fund
	Effective Yield, 0.02%	$2,051,002
4,931	Reserve Primary Fund (f)	191

	Total Money Market Funds
	(Cost $2,055,257)	2,051,193

Principal Amount		Value

	Cash - 0.00%
$24,365	Cash	$24,365

	Total Cash (Cost $24,365)	24,365

	Total Investments Purchased as
	Securities Lending Collateral
	(Cost $2,079,622)	2,075,558

	Total Investments
	(Cost $401,382,740) - 101.07%	417,802,924
	Liabilities in Excess of
	Other Assets - (1.07)%	(4,434,400)

	TOTAL NET
	ASSETS - 100.00%	$413,368,524

Percentages are stated as a percent of net assets.
(a)	All or portion of this security is on loan.
(b)

Restricted securities as defined in Rule 144(d) under the Securities Act of 1933. Such securities are treated as liquid securities according to the Fund’s liquidity guidelines. The value of these securities total $8,690,695, which represents 2.10% of total net assets.

(c)

Restricted securities as defined in Rule 144(d) under the Securities Act of 1933. Such securities are treated as illiquid securities according to the Fund’s liquidity guidelines. The value of thses securities total $12,625, which represents 0.00% of total net assets.

(d)	Variable Rate Security. The rate shown is the rate in effect on September 30, 2012.
(e)	Non-income producing. Security is treated as an illiquid security according to the Fund’s liquidity guidelines. Item identified as in default as to payment of interest.
(f)	As of September 30, 2012, the Fund has fair valued this security and deemed it illiquid. The value of this security was $191, which represents 0.00% of total net assets.

See notes to financial statements.

GuideMarkSM Tax-Exempt Fixed Income Fund
SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2012

Principal Amount		Value

	MUNICIPAL DEBT OBLIGATIONS - 98.41%
	Alaska - 0.73%
$500,000	Valdez Marine Terminal - BP Pipelines,
	Series B, Refunding, Revenue Bond,
	BP Plc Insured,
	5.000%, 01/01/2021	$598,765

	Arizona - 3.13%
750,000	Phoenix Civic Improvement
	Wastewater System, Refunding,
	Revenue Bond,
	5.000%, 07/01/2020	868,642
500,000	Pinal County Industrial Development
	Authority Correctional Facilities,
	Revenue Bond, ACA Insured,
	5.250%, 10/01/2015	536,440
1,000,000	Salt River Project, Series A,
	Revenue Bond,
	5.000%, 01/01/2021	1,167,620

		2,572,702

	Arkansas - 0.93%
210,000	Springdale School District,
	Refunding, GO,
	3.000%, 06/01/2024	210,449
500,000	University of Arkansas, Series A,
	Revenue Bond,
	4.125%, 11/01/2030	551,930

		762,379

	California - 9.66%
445,000	California Economic Recovery,
	Series A, Refunding, GO,
	5.250%, 07/01/2021	549,081
400,000	California Municipal Finance Authority,
	Mobile Home Park, Series A,
	Refunding, Revenue Bond,
	6.400%, 08/15/2045	441,772
500,000	California Statewide Communities
	Development Authority, Refunding,
	Revenue Bond,
	6.125%, 07/01/2046	520,560
500,000	California Statewide Community
	Development Authority, Series A,
	Revenue Bond,
	5.000%, 04/01/2042	549,960

Principal Amount		Value

	California (Continued)
$1,000,000	California, GO,
	6.500%, 04/01/2033	$1,264,440
100,000	California, Refunding, GO,
	5.000%, 09/01/2022	123,108
1,000,000	Gilroy Unified School District, GO,
	Assured Guaranty Insured,
	6.000%, 08/01/2025	1,216,300
	Golden State Tobacco Securitization,
	Series A, Refunding, Revenue Bond,
175,000	5.125%, 06/01/2047	134,809
325,000	5.750%, 06/01/2047	277,079
700,000	Golden State Tobacco Securitization,
	Series A, Revenue Bond,
	5.000%, 06/01/2017	701,568
1,000,000	Los Angeles Department of Airports,
	Series A, Refunding, Revenue Bond,
	5.250%, 05/15/2029	1,173,380
500,000	San Mateo Joint Powers Financing
	Authority, Series A, Refunding,
	Revenue Bond,
	5.250%, 07/15/2025	587,020
345,000	University of California, Series G,
	Refunding, Revenue Bond,
	5.000%, 05/15/2042	396,661

		7,935,738

	Colorado - 1.01%
700,000	Regional Transportation District,
	Revenue Bond,
	6.000%, 01/15/2026	834,057

	Connecticut - 1.29%
	Connecticut Health & Educational
	Facilities Authority, Series A,
	Refunding, Revenue Bond,
500,000	5.000%, 07/01/2025	603,920
450,000	4.000%, 07/01/2049 (a)	455,981

		1,059,901

	Delaware - 0.61%
500,000	New Castle County, Revenue Bond,
	5.000%, 09/01/2036	504,750

	Florida - 2.55%
300,000	Brevard County Health Facilities
	Authority, Revenue Bond,
	7.000%, 04/01/2039	369,339

See notes to financial statements.

GuideMarkSM Tax-Exempt Fixed Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
September 30, 2012

Principal Amount		Value

	MUNICIPAL DEBT OBLIGATIONS (Continued)
	Florida (Continued)
$500,000	Florida Board of Education, Series C,
	Refunding, GO,
	4.000%, 06/01/2025	$571,850
500,000	Miami-Dade County Health Facilities,
	Series A, Refunding, Revenue Bond,
	5.250%, 08/01/2021	565,650
500,000	Miami-Dade County Transit Sales
	Surtax, Revenue Bond,
	5.000%, 07/01/2031	585,310

		2,092,149

	Georgia - 2.45%
500,000	Atlanta Water & Wastewater,
	Revenue Bond,
	6.250%, 11/01/2039	610,405
1,000,000	Fulton County School District,
	Refunding, GO,
	5.250%, 01/01/2014	1,061,300
325,000	Marietta Development Authority,
	Revenue Bond,
	7.000%, 06/15/2039	344,955

		2,016,660

	Hawaii - 0.71%
500,000	Hawaii, Series DJ, GO,
	5.000%, 04/01/2024	584,565

	Idaho - 1.43%
1,000,000	Boise-Kuna District, Revenue Bond,
	7.375%, 06/01/2034	1,173,810

	Illinois - 3.30%
225,000	Illinois Financial Authority,
	Revenue Bond,
	7.000%, 08/15/2044	270,403
400,000	Northlake, GO, FGIC Insured,
	5.000%, 12/01/2029	435,968
	Railsplitter Tobacco Settlement
	Authority, Revenue Bond,
750,000	5.000%, 06/01/2018	859,035
500,000	6.250%, 06/01/2024	557,025
500,000	University of Illinois, Series C,
	Revenue Bond,
	5.000%, 04/01/2026	588,235

		2,710,666

Principal Amount		Value

	Indiana - 3.47%
$500,000	Fishers Industry Redevelopment
	District, Saxony Project, Revenue Bond,
	5.250%, 07/15/2034	$563,675
1,000,000	Indiana State Finance Authority, Series A,
	Refunding, Revenue Bond,
	5.000%, 02/01/2021	1,233,410
400,000	Sheridan Community School’s
	Building Corporation, Revenue Bond,
	FSA Insured,
	5.500%, 07/15/2020	473,928
500,000	Tri-Creek Middle School Building
	Corporation, Revenue Bond,
	FSA Insured,
	5.250%, 07/15/2021	578,550

		2,849,563

	Iowa - 1.28%
400,000	Iowa Board of Regents, Revenue Bond,
	4.000%, 09/01/2034	414,240
600,000	Iowa Finance Authority Pollution
	Control, Revenue Bond, FGIC Insured,
	5.000%, 07/01/2014	637,944

		1,052,184

	Kansas - 0.48%
560,000	Wyandotte County/Kansas City
	Unified Government, Series B,
	Refunding, Revenue Bond,
	0.000%, 06/01/2021 (b)	396,374

	Kentucky - 1.23%
1,000,000	Pikeville Hospital, Revenue Bond,
	3.000%, 09/01/2013	1,014,980

	Louisiana - 2.40%
800,000	Louisiana Citizens Property,
	Revenue Bond,
	6.750%, 06/01/2026	967,128
500,000	Louisiana Public Facilities Authority,
	Revenue Bond,
	5.500%, 05/15/2032	676,340
300,000	St. Charles Parish Louisana Gulf,
	Revenue Bond,
	4.000%, 12/01/2040 (a)	326,565

		1,970,033

See notes to financial statements.

GuideMarkSM Tax-Exempt Fixed Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
September 30, 2012

Principal Amount		Value

	MUNICIPAL DEBT OBLIGATIONS (Continued)
	Maryland - 2.37%
$325,000	Anne Arundel County, Tax Allocation,
	6.100%, 07/01/2040	$352,625
600,000	Maryland Department of Transportation
	County T Construction, Revenue Bond,
	5.500%, 02/01/2017	726,840
400,000	Maryland Economic Development
	Corporation, Series A, Revenue Bond,
	5.750%, 06/01/2035	434,772
400,000	Maryland Student Housing Economic
	Development, Revenue Bond,
	5.750%, 06/01/2033	432,180

		1,946,417

	Massachusetts - 3.84%
430,000	Massachusetts Development Finance
	Agency, Series A, Revenue Bond,
	5.450%, 04/15/2014	445,798
	Massachusetts Health & Educational
	Facilities Authority, Series A,
	Refunding, Revenue Bond,
500,000	5.000%, 12/15/2029	600,475
785,000	5.500%, 11/15/2036	955,549
500,000	Massachusetts Health & Educational
	Facilities Authority, Series B,
	Revenue Bond,
	5.000%, 10/01/2038	582,860
500,000	Massachusetts, Series D,
	Refunding, GO,
	4.250%, 10/01/2027	568,365

		3,153,047

	Michigan - 1.04%
800,000	Lansing School District, Refunding,
	GO, Q-SBLF Insured,
	5.000%, 05/01/2017	859,008

	Minnesota - 2.73%
700,000	Minneapolis & St. Paul Housing and
	Redevolpment Authority Health Care,
	Revenue Bond,
	4.000%, 08/15/2015	747,691
250,000	Rochester Health Care Facilities
	Mayo Clinic, Revenue Bond,
	4.000%, 11/15/2041	262,732

Principal Amount		Value

	Minnesota (Continued)
$560,000	Rochester Health Care Facilities Mayo
	Clinic, Series C, Revenue Bond,
	4.500%, 11/15/2038 (a)	$675,097
500,000	Tobacco Securitization Authority,
	Series B, Revenue Bond,
	5.250%, 03/01/2031	560,680

		2,246,200

	Missouri - 5.08%
810,000	Hannibal Industrial Development
	Authority, Hannibal Regional
	Hospital, Refunding, Revenue Bond,
	5.250%, 09/01/2018	844,935
700,000	Missouri Development Finance Board,
	Revenue Bond,
	5.750%, 06/01/2034	730,009
500,000	Missouri Health & Educational
	Facilities Authority, Series A,
	Revenue Bond,
	5.375%, 03/15/2039	576,110
1,000,000	Missouri Highway & Transportation
	Commission, Series B, Revenue Bond,
	5.000%, 05/01/2024	1,144,790
250,000	Sikeston Electric, Refunding,
	Revenue Bond,
	5.000%, 06/01/2018	289,223
500,000	St. Louis Airport, Revenue Bond,
	6.625%, 07/01/2034	588,510

		4,173,577

	Nebraska - 0.73%
500,000	Omaha Public Power Distributors,
	Series B, Revenue Bond,
	5.000%, 02/01/2027	601,770

	New Jersey - 2.58%
500,000	New Jersey Economic Development
	Authority, Refunding, Revenue Bond,
	5.000%, 06/15/2026	550,830
500,000	New Jersey State Transportation Trust
	Fund Authority, Series A, Refunding,
	Revenue Bond,
	5.500%, 12/15/2021	637,205
500,000	New Jersey State Transportation Trust
	Fund Authority, Series B, Revenue Bond,
	5.000%, 06/15/2042	566,635

See notes to financial statements.

GuideMarkSM Tax-Exempt Fixed Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
September 30, 2012

Principal Amount		Value

	MUNICIPAL DEBT OBLIGATIONS (Continued)
	New Jersey (Continued)
$300,000	New Jersey Turnpike Authority,
	Series B, Refunding, Revenue Bond,
	5.000%, 01/01/2022	$369,345

		2,124,015

	New York - 9.95%
325,000	Brooklyn Arena Local Development
	Corporation, Revenue Bond,
	6.500%, 07/15/2030	392,759
500,000	Build NYC Resource Corp.,
	Refunding, Revenue Bond,
	5.000%, 08/01/2020	595,005
480,000	Hudson Yards Infrastructure Corp.,
	Series A, Revenue Bond
	5.750%, 02/15/2047	567,269
1,000,000	Metropolitan Transportation
	Authority, Series F, Revenue Bond,
	5.000%, 11/15/2014	1,094,850
40,000	New York City Industrial Development
	Agency, Series A, Refunding,
	Revenue Bond,
	5.000%, 07/01/2022	43,065
325,000	New York Dormitory Authority,
	Revenue Bond,
	6.125%, 12/01/2029	359,187
300,000	New York Dormitory Authority,
	Series A, Refunding, Revenue Bond,
	4.000%, 07/01/2037	321,762
250,000	New York Dormitory Authority,
	Series B, Refunding, Revenue Bond,
	5.000%, 07/01/2038	290,817
500,000	New York Environmental Facilities,
	Revenue Bond,
	5.500%, 10/15/2027	697,720
	New York State Liberty Development
	Corp., Refunding, Revenue Bond,
180,000	5.000%, 09/15/2040	204,981
320,000	5.000%, 09/15/2043	352,915
500,000	New York State Liberty Development
	Corp., Revenue Bond,
	5.750%, 11/15/2051	589,710
900,000	New York, GO,
	5.375%, 04/01/2036	1,032,714

Principal Amount		Value

	New York (Continued)
$500,000	New York, Series E, GO,
	4.000%, 12/15/2027	$566,115
500,000	Sales Tax Asset Receivable Corp.,
	Series A, Revenue Bond,
	5.250%, 10/15/2019	549,060
500,000	Tobacco Settlement Financing,
	Revenue Bond,
	5.250%, 06/01/2021	516,535

		8,174,464

	North Carolina - 0.71%
500,000	North Carolina Capital Facilities
	Finance Agency, Series B,
	Refunding, Revenue Bond,
	5.000%, 10/01/2038	581,335

	North Dakota - 0.71%
500,000	University of North Dakota,
	Refunding, Revenue,
	5.000%, 04/01/2032	585,695

	Ohio - 3.30%
500,000	Buckeye Tobacco Settlement
	Financial Authority, Series A,
	Revenue Bond,
	5.875%, 06/01/2047	403,645
500,000	Ohio Air Quality Development
	Authority, Series A, Revenue Bond,
	5.700%, 08/01/2020	585,170
500,000	Ohio Higher Education Facilities
	Commission, Refunding,
	Revenue Bond,
	5.000%, 01/01/2026	591,710
1,000,000	Ohio, Series A, GO,
	5.000%, 09/01/2015	1,130,510

		2,711,035

	Oregon - 0.57%
400,000	Clackamas County School District, GO,
	5.000%, 06/15/2021 (a)	465,272

	Pennsylvania - 8.95%
1,250,000	Allegheny County Hospital
	Development Authority, Series A,
	Revenue Bond,
	5.000%, 09/01/2014	1,356,850

See notes to financial statements.

GuideMarkSM Tax-Exempt Fixed Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
September 30, 2012

Principal Amount		Value

	MUNICIPAL DEBT OBLIGATIONS (Continued)
	Pennsylvania (Continued)
$180,000	Allegheny County Industrial
	Development Authority, Refunding,
	Revenue Bond,
	6.500%, 05/01/2017	$194,737
500,000	Butler County Hospital Authority,
	Revenue Bond,
	7.125%, 07/01/2029	621,260
1,000,000	Lycoming County College,
	Revenue Bond,
	5.500%, 07/01/2026	1,190,140
200,000	Montgomery County Industrial
	Development Authority,
	Revenue Bond,
	6.000%, 02/01/2021	204,196
400,000	Pennsylvania Economic Development
	Financing Authority, Albert Einstein
	Health Care, Series A, Refunding,
	Revenue Bond,
	6.250%, 10/15/2023	468,592
325,000	Pennsylvania Economic Development
	Financing Authority, Allegheny
	Energy Supply, Revenue Bond,
	7.000%, 07/15/2039	389,444
	Pennsylvania Higher Educational
	Facilities Authority, Revenue Bond,
500,000	5.250%, 07/01/2019	573,135
400,000	5.800%, 07/01/2030	453,212
1,000,000	Pennsylvania, Refunding, GO,
	5.250%, 02/01/2014	1,064,990
500,000	Philadelphia Gas Works, Refunding,
	Revenue Bond,
	5.250%, 08/01/2017	580,915
250,000	Tioga County Industrial Development
	Authority Student Housing,
	Series C-1, Revenue Bond,
	3.000%, 03/01/2014	254,335

		7,351,806

	Puerto Rico - 2.01%
120,000	Puerto Rico Aqueduct & Sewer
	Authority, Series A, Refunding,
	Revenue Bond,
	6.000%, 07/01/2047	127,255

Principal Amount		Value

	Puerto Rico (Continued)
$375,000	Puerto Rico Commonwealth,
	Series A, Refunding, Revenue Bond,
	Assured Guaranty Insured,
	5.000%, 07/01/2016	$414,952
620,000	Puerto Rico Commonwealth, Series B,
	Prerefunded, Refunding, GO,
	5.250%, 07/01/2032	729,864
380,000	Puerto Rico Electric Power Authority,
	Series A, Revenue Bond,
	5.000%, 07/01/2042	379,970

		1,652,041

	South Dakota - 0.64%
500,000	South Dakota Housing Development
	Authority, Series A, Revenue Bond,
	4.250%, 05/01/2015	522,560

	Texas - 8.93%
430,000	Central Texas Regional Mobility
	Authority, Revenue Bond,
	6.000%, 01/01/2041	502,356
635,000	Clifton Texas Higher Education
	Finance Corporation, Series A,
	Refunding, Revenue Bond,
	4.000%, 12/01/2015	662,184
515,000	Frisco Texas Independent School
	District, Series A, GO,
	6.000%, 08/15/2038	629,124
425,000	Harris County Industrial
	Development, Revenue Bond,
	5.000%, 02/01/2023	472,447
500,000	Houston, GO,
	5.250%, 03/01/2028	585,735
580,000	La Porte Independent School
	District, GO,
	5.250%, 02/15/2024	647,611
500,000	Mansfield Independent School
	District, GO,
	1.750%, 08/01/2042	516,910
250,000	North Texas Tollway Authority,
	Series A, Revenue Bond,
	5.000%, 09/01/2020	305,235
770,000	North Texas Tollway Authority,
	Series E, Refunding, Revenue Bond,
	5.750%, 01/01/2038 (a)	880,610

See notes to financial statements.

GuideMarkSM Tax-Exempt Fixed Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
September 30, 2012

Principal Amount		Value

	MUNICIPAL DEBT OBLIGATIONS (Continued)
	Texas (Continued)
$400,000	Texas Private Activity Surface
	Transportation Corp.,
	LBJ Infrastructure, Revenue Bond,
	7.500%, 06/30/2033	$507,652
445,000	Texas Private Activity Surface
	Transportation Corp., Revenue Bond,
	7.500%, 12/31/2031	560,923
500,000	Texas Transportation Commission,
	Revenue Bond,
	5.000%, 04/01/2018	598,640
400,000	Texas, Series A, GO,
	5.000%, 04/01/2022	472,080

		7,341,507

	Utah - 1.48%
1,000,000	Utah Associated Municipal Power
	Systems San Juan Project,
	Refunding, Revenue Bond,
	5.500%, 06/01/2022	1,214,060

	Virginia - 2.19%
1,000,000	Henry County Public Service
	Authority Water & Sewer, Refunding,
	Revenue Bond, FSA Insured,
	5.500%, 11/15/2019	1,224,380
400,000	Virginia College Building Authority
	Educational Facilities, Revenue Bond,
	5.750%, 01/01/2034	576,636

		1,801,016

	Washington - 1.40%
500,000	Energy Northwest Washington
	Electric, Series D, Revenue Bond,
	5.000%, 07/01/2035	586,235
500,000	King County Hospital, Refunding, GO,
	MBIA Insured,
	5.000%, 12/01/2021	566,005

		1,152,240

	Wisconsin - 2.54%
500,000	Southeast Wisconsin Professional
	Baseball Park Sales Tax, Series A,
	Revenue Bond, MBIA Insured,
	5.500%, 12/15/2026	612,960

Principal Amount		Value

	Wisconsin (Continued)
$220,000	Wisconsin Public Finance Authority,
	Refunding, Revenue Bond,
	5.000%, 07/01/2022	$235,761
1,000,000	Wisconsin, Series A, Refunding,
	Revenue Bond,
	6.000%, 05/01/2033	1,236,340

		2,085,061

	Total Municipal Debt Obligations
	(Cost $72,934,245)	80,871,402

Number of Shares

	SHORT TERM INVESTMENTS - 1.93%
	Money Market Funds - 1.93%
1,588,494	Fidelity Tax Exempt Portfolio
	Effective Yield, 0.01% (a)	1,588,494

	Total Short Term Investments
	(Cost $1,588,494)	1,588,494

	Total Investments
	(Cost $74,522,739) - 100.34%	82,459,896
	Liabilities in Excess of
	Other Assets - (0.34)%	(277,527)

	TOTAL NET ASSETS - 100.00%	$82,182,369

Percentages are stated as a percent of net assets.
(a)	Variable Rate Security. The rate shown is the rate in effect on September 30, 2012.
(b)	Zero coupon bond.

Glossary of Terms
ACA	- American Capital Access
FGIC	- Financial Guaranty Insurance Corp.
FSA	- Financial Security Assurance, Inc.
GO	- General Obligation
MBIA	- Municipal Bond Investors Assurance Corp.
Q-SBLF	- Qualified School Board Loan

See notes to financial statements.

GuideMarkSM Opportunistic Fixed Income Fund
SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2012

Principal Amount		Value

	ASSET BACKED SECURITIES - 0.69%
$754,872	Diamond Resorts Owner Trust
	2011-1A, 4.000%, 03/20/2023
	(Acquired 04/21/2011,
	Cost $749,657) (b)	$768,503
800,246	GSAA Trust
	2005-11, 0.497%, 10/25/2035 (c)	704,601
270,013	Sierra Receivables Funding Co. LLC
	2012-1A, 2.840%, 11/20/2028
	(Acquired 03/14/2012,
	Cost $269,956) (b)	273,388

	Total Asset Backed Securities
	(Cost $1,673,905)	1,746,492

	BANK LOANS - 2.49%
85,000	Acosta
	0.350%, 03/02/2018	85,531
65,000	ADS Waste Holding, Inc.
	4.364%, 09/25/2019	65,542
	AmWINS Group, Inc.
23,000	10.250%, 11/23/2019	23,067
92,000	9.250%, 12/06/2019	92,268
125,000	AOT Bedding Super Holdings, LLC
	4.126%, 09/19/2019	124,676
	Applied Systems
30,102	5.500%, 12/08/2016	30,177
114,173	5.500%, 12/08/2016	114,459
194,513	Ascena Retail Group, Inc.
	4.750%, 06/14/2018	196,296
238,800	Ascend Performance Materials
	6.750%, 04/10/2018	239,695
55,000	BJ’s Wholesale Club
	5.750%, 03/29/2019	55,963
337,985	Blackboard, Inc.
	7.500%, 10/04/2018	340,182
85,000	Calpine Corporation
	3.608%, 09/28/2019	84,575
45,000	CPG International, Inc.
	5.750%, 09/18/2019	45,169
79,600	DS Waters of America, Inc.
	10.500%, 08/29/2017	82,486
260,549	Edwards Extended
	5.500%, 05/31/2016	262,991
302,701	Epicor Software Corp.
	5.000%, 05/16/2018	305,047

Principal Amount		Value

	BANK LOANS (Continued)
$55,000	Essar Steel Algoma, Inc.
	8.750%, 09/07/2014	$55,550
105,000	First Data Corporation
	5.389%, 09/13/2018	103,338
60,000	Frac Tech Services, Ltd.
	6.250%, 05/06/2016	57,919
	Kindred Healthcare, Inc.
30,000	4.126%, 06/01/2018	29,634
124,058	5.250%, 06/01/2018	122,544
104,213	Kronos Worldwide, Inc.
	6.250%, 12/28/2017	105,776
195,000	Level 3 Financing, Inc.
	3.608%, 08/01/2019	195,000
114,942	MultiPlan, Inc.
	4.750%, 08/26/2017	115,493
340,000	NGPL PipeCo LLC
	6.750%, 09/15/2017	347,367
	Nortek, Inc.
286,081	5.252%, 04/26/2017	288,345
624	5.252%, 04/26/2017	629
	Nuveen Investments, Inc.
14,373	5.898%, 05/13/2017	14,283
10,627	5.898%, 05/13/2017	10,574
	P.F. Chang’s China Bistro, Inc.
1,197	6.250%, 06/21/2019	1,210
71,803	6.250%, 07/02/2019	72,611
85,000	Par Pharmaceutical Companies, Inc.
	4.129%, 09/18/2019	84,947
	Paradigm
84,867	10.500%, 07/24/2020	86,140
5,133	10.500%, 07/24/2020	5,210
	Patriot Coal Corporation (DIP)
160,000	9.250%, 10/03/2013	161,400
80,000	9.250%, 10/03/2013	80,700
287,262	Quintiles Corp.
	5.000%, 06/08/2018	289,345
105,000	Sensus Metering Systems
	8.500%, 05/09/2018	105,000
79,000	Six3 Systems, Inc.
	0.575%, 09/28/2019	78,210
180,000	SRA International
	6.500%, 07/20/2018	178,875
	The TriZetto Group, Inc.
139,271	4.750%, 05/02/2018	138,879

See notes to financial statements.

GuideMarkSM Opportunistic Fixed Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
September 30, 2012

Principal Amount		Value

	BANK LOANS (Continued)
$35,000	7.610%, 03/27/2019	$34,783
	TricorBraun, Inc.
154,613	5.500%, 05/03/2018	155,772
388	5.500%, 05/03/2018	390
	Tronox, Inc.
69,825	4.250%, 02/08/2018	70,523
254,363	4.250%, 02/08/2018	256,906
	Valeant Pharmaceuticals International, Inc.
140,000	0.358%, 02/08/2019	140,000
195,000	3.608%, 02/08/2019	195,331
180,000	Visant Holding Corp.
	5.250%, 12/22/2016	174,311
180,000	West Corporation
	5.750%, 06/01/2018	181,912
245,000	Wolverine Healthcare
	6.750%, 05/25/2019	247,144

	Total Bank Loans
	(Cost $6,207,243)	6,334,175

	COLLATERALIZED MORTGAGE
	OBLIGATIONS - 13.06%
	American Home Mortgage Investment
	Trust
273,531	2005-2, 2.155%, 09/25/2045 (c)	256,298
209,114	2006-1, 0.357%, 03/26/2046 (c)	157,087
1,280,047	Banc of America Funding Corp
	2007-8, 6.000%, 08/25/2037	1,148,366
173,604	Bank of America Mortgage Securities, Inc.
	2005-A, 3.003%, 02/25/2035 (c)	167,007
273,956	Bear Stearns Adjustable Rate
	Mortgage Trust
	2004-1, 2.870%, 04/25/2034 (c)	258,113
240,000	Bear Stearns Commercial Mortgage
	Securities
	2003-PWR2, 5.813%, 05/11/2039
	(Acquired 03/06/2012,
	Cost $246,552) (b)(c)	243,236
835,000	CFCRE Commercial Mortgage Trust
	2011-C1, 5.549%, 04/15/2044
	(Acquired 04/19/2011 and 05/17/2011,
	Cost $828,461) (b)(c)	833,571
1,847,018	Chase Mortgage Finance Corp.
	2007-S3, 6.000%, 05/25/2037	1,616,065
211,423	Citimortgage Alternative Loan Trust
	2006-A3, 6.000%, 07/25/2036	161,400

Principal Amount		Value

	COLLATERALIZED MORTGAGE
	OBLIGATIONS (Continued)
$385,366	2007-A6, 6.000%, 06/25/2037	$313,639
	Citi-Sturcture LLC
2,544,225	3127, 3.000%, 09/01/2042 (e)	2,665,076
2,000,000	3147, 3.000%, 10/01/2042	2,097,500
	Countrywide Alternative Loan Trust
287,455	2006-J4, 6.250%, 07/25/2036	196,344
281,539	2007-4CB, 5.750%, 04/25/2037	225,038
	Countrywide Home Loans
83,443	2004-HYB4, 2.775%, 09/20/2034 (c)	76,102
406,273	2004-HYB8, 3.687%, 01/20/2035 (c)	353,651
109,895	2005-11, 0.487%, 04/25/2035 (c)	79,939
206,999	Credit Suisse First Boston Mortgage
	Securities Corp.
	2005-10, 5.500%, 11/25/2035	176,582
271,174	Credit Suisse Mortgage Capital
	Certificates
	2006-8, 6.500%, 10/25/2021	211,029
1,102,137	CSMC Mortgage-Backed Trust
	2006-9, 6.000%, 11/25/2036	1,020,482
1,255,000	DBUBS Mortgage Trust
	2011-LC1, 5.557%, 11/13/2046
	(Acquired 04/15/2011 and 06/20/2011,
	Cost $1,212,398) (b)(c)	1,252,769
796,314	First Horizon Alternative Mortgage
	Securities
	2007-FA4, 6.250%, 08/25/2037	638,953
1,134,900	First Horizon Mortgage Pass-Through
	Trust
	2007-4, 6.000%, 08/25/2037	1,068,745
339,969	GMAC Mortgage Corp Loan Trust
	2005-AR4, 3.586%, 07/19/2035 (c)	311,292
	GSR Mortgage Loan Trust
63,816	2004-14, 2.893%, 12/25/2034 (c)	54,857
235,713	2005-AR4, 3.134%, 07/25/2035 (c)	216,481
1,762,351	2006-9F, 6.500%, 10/25/2036	1,598,913
947,675	2007-4F, 6.000%, 07/25/2037	883,758
695,572	Impac Secured Assets CMN Owner
	Trust
	2007-2, 0.327%, 05/25/2037 (c)	423,573
	IndyMac Index Mortgage Loan Trust
1,152,967	2005-AR1, 2.737%, 03/25/2035 (c)	1,063,254
62,286	2005-AR16IP, 0.537%,
	07/25/2045 (c)	47,831

See notes to financial statements.

GuideMarkSM Opportunistic Fixed Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
September 30, 2012

Principal Amount		Value

	COLLATERALIZED MORTGAGE
	OBLIGATIONS (Continued)
$1,205,974	IndyMac IMJA Mortgage Loan Trust
	2007-A-1, 6.250%, 11/25/2037	$1,079,181
9,000,000	JP Morgan Chase Commercial
	Mortgage Services
	2012-C8, 2.380%, 10/15/2045 (c)	1,228,599
545,606	Master Adjustable Rate Mortgages Trust
	2006-2, 2.920%, 04/25/2036 (c)	472,691
1,245,719	MASTR Adjustable Rate Mortgages Trust
	2006-2, 2.873%, 01/25/2036 (c)	1,145,701
160,753	MLCC Mortgage Investors, Inc.
	2006-2, 2.348%, 05/25/2036 (c)	159,597
400,000	Morgan Stanley Capital I
	2011-C2, 5.317%, 06/17/2044
	(Acquired 06/22/2011,
	Cost $341,597) (b)(c)	381,725
	Morgan Stanley Mortgage Loan Trust
1,669,727	2005-10, 6.000%, 12/25/2035	1,403,827
405,347	2006-11, 6.000%, 08/25/2036	331,126
141,781	New York Mortgage Trust
	2006-1, 2.951%, 05/25/2036 (c)	118,233
804,774	Residential Accredit Loans, Inc.
	2005-QA12, 4.107%, 12/25/2035 (c)	586,649
	Residential Asset Securitization Trust
457,000	2005-A8CB, 5.375%, 07/25/2035	382,271
1,625,142	2007-A2, 6.000%, 04/25/2037	1,412,419
1,264,427	2007-A6, 6.000%, 06/25/2037	1,105,796
1,511,016	2007-A7, 6.000%, 07/25/2037	1,208,051
149,278	Residential Funding Mortgage Securities I
	2006-S1, 5.750%, 01/25/2036	149,785
	WaMu Mortgage Pass-Through Certificate
57,234	2006-AR17, 0.958%, 12/25/2046 (c)	49,167
110,191	2007-OA3, 0.908%, 04/25/2047 (c)	91,075
653,385	Wells Fargo Alternative Loan Trust
	2007-PA1, 6.000%, 03/25/2037	517,880
216,499	Wells Fargo Mortgage Backed Securities
	Trust
	2005-11, 5.500%, 11/25/2035	230,114
1,350,000	WF-RBS Commercial Mortgage Trust
	2011-C2, 5.465%, 02/18/2044
	(Acquired 04/06/2011 and 04/29/2011,
	Cost $1,324,367) (b)(c)	1,320,314

	Total Collateralized Mortgage Obligations
	(Cost $32,466,233)	33,191,152

Number of Shares		Value

	COMMON STOCKS - 1.39%
	Chemicals - 0.10%
10,808	Tronox Ltd.	$244,801

	Diversified Financial Services - 0.06%
3,797	JPMorgan Chase & Co.	153,703

	Diversified Telecommunication Services - 0.34%
5,886	AT&T, Inc.	221,902
11,942	Deutsche Telekom AG - ADR	147,245
5,482	France Telecom SA - ADR	66,990
11,285	Telefonica SA - ADR	149,865
5,918	Verizon Communications, Inc.	269,683

		855,685

	Industrial Conglomerates - 0.03%
762	Siemens AG - ADR	76,314

	Metals & Mining - 0.09%
1,884	Barrick Gold Corp.	78,676
1,743	Goldcorp, Inc.	79,917
1,443	Newmont Mining Corp.	80,822

		239,415

	Oil & Gas - 0.36%
1,625	Chevron Corp.	189,410
2,477	Exxon Mobil Corp.	226,522
3,106	Royal Dutch Shell Plc - ADR	215,587
2,856	Statoil ASA - ADR	73,656
4,315	Total SA - ADR	216,182

		921,357

	Pharmaceuticals - 0.11%
2,193	Bristol Myers Squibb Co.	74,014
2,838	GlaxoSmithKline Plc - ADR	131,229
3,017	Pfizer, Inc.	74,972

		280,215

	Software - 0.05%
4,283	Microsoft Corp.	127,548

	Textiles, Apparel & Luxury Goods - 0.03%
739	NIKE, Inc.	70,139

	Tobacco - 0.11%
4,248	Altria Group, Inc.	141,841
1,483	Philip Morris International, Inc.	133,381

		275,222

	Wireless Telecommunication Services - 0.11%
9,708	Vodafone Group Plc - ADR	276,629

	Total Common Stocks
	(Cost $3,319,376)	3,521,028

See notes to financial statements.

GuideMarkSM Opportunistic Fixed Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
September 30, 2012

Principal Amount		Value

	CONVERTIBLE OBLIGATIONS - 0.77%
	Auto Components - 0.09%
$140,000	TRW Automotive, Inc.
	3.500%, 12/01/2015	$231,350

	Automobiles - 0.11%
205,000	Ford Motor Co.
	4.250%, 11/15/2016	283,797

	Biotechnology - 0.09%
170,000	Vertex Pharmaceuticals, Inc.
	3.350%, 10/01/2015	219,194

	Communications Equipment - 0.12%
280,000	Ciena Corp.
	3.750%, 10/15/2018
	(Acquired 01/17/2012,
	Cost $290,416) (b)	295,400

	Computers & Peripherals - 0.11%
85,000	EMC Corp.
	1.750%, 12/01/2013	146,359
125,000	SanDisk Corp.
	1.500%, 08/15/2017	142,110

		288,469

	Oil & Gas - 0.15%
105,000	Chesapeake Energy Corp.
	2.750%, 11/15/2035	100,472
335,000	Peabody Energy Corp.
	4.750%, 12/15/2066	283,912

		384,384

	Semiconductor & Semiconductor
	Equipment - 0.10%
215,000	Intel Corp.
	3.250%, 08/01/2039	266,062

	Total Convertible Obligations
	(Cost $2,095,688)	1,968,656

Number of Shares

	CONVERTIBLE PREFERRED STOCKS - 0.43%
	Automobiles - 0.14%
9,570	General Motors Co.	356,770
	Banks - 0.19%
112	Bank of America Corporation	122,080
305	Wells Fargo & Co.	377,590

		499,670

Number of Shares		Value

	Oil & Gas - 0.10%
5,100	Apache Corp.	$248,115

	Total Convertible Preferred Stocks
	(Cost $1,102,994)	1,104,555

Principal Amount

	CORPORATE OBLIGATIONS - 21.88%
	Aerospace & Defense - 0.18%
$400,000	Meccanica Holdings USA, Inc.
	6.250%, 07/15/2019
	(Acquired 01/10/2012,
	Cost $321,633) (b)	377,515
100,000	7.375%, 07/15/2039
	(Acquired 08/17/2011,
	Cost $94,762) (b)	88,732

		466,247

	Airlines - 0.50%
269,684	Delta Air Lines, Inc.
	2007-1, 6.821%, 08/10/2022	298,001
415,000	US Airways Group, Inc.
	5.900%, 10/01/2024	438,863
	Continental Airlines, Inc.
85,000	4.000%, 04/29/2026	87,235
70,000	5.500%, 04/29/2022	71,925
335,856	6.545%, 02/02/2019	367,762

		1,263,786

	Auto Components - 0.11%
260,000	Visteon Corp.
	6.750%, 04/15/2019	274,300

	Banks - 2.20%
705,000	Capital One Capital VI
	8.875%, 05/15/2040	720,342
700,000	Cooperatieve Centrale Raiffeisen-
	Boerenleenbank BA
	3.375%, 01/19/2017	743,732
1,000,000	Halyk Savings Bank of Kazakhstan JSC
	7.250%, 01/28/2021
	(Acquired 04/05/2011 and 04/11/2011,
	Cost $1,017,908) (b)	1,041,250
630,000	Lloyds TSB Bank Plc
	6.500%, 03/24/2020	817,908
	CIT Group, Inc.
100,000	5.375%, 05/15/2020	108,750
100,000	5.000%, 08/15/2022	104,541

See notes to financial statements.

GuideMarkSM Opportunistic Fixed Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
September 30, 2012

Principal Amount		Value

	CORPORATE OBLIGATIONS (Continued)
	Banks (Continued)
	Eksportfinans ASA
$545,000	2.000%, 09/15/2015	$509,934
160,000	2.375%, 05/25/2016	148,127
335,000	2.250%, 02/11/2021	309,888
	Royal Bank of Scotland Plc
450,000	4.350%, 01/23/2017	552,149
400,000	6.934%, 04/09/2018	524,908

		5,581,529

	Biotechnology - 0.29%
645,000	Amgen, Inc.
	5.375%, 05/15/2043	750,434

	Business Services - 0.47%
1,120,000	Alfa Bond Issuance Plc
	7.750%, 04/28/2021
	(Acquired 04/19/2011,
	Cost $1,120,000) (b)	1,191,456

	Capital Markets - 0.15%
315,000	Merrill Lynch & Co, Inc.
	6.875%, 11/15/2018	380,837

	Chemicals - 0.40%
645,000	Hercules, Inc.
	6.500%, 06/30/2029	590,175
200,000	Mexichem SAB de CV
	6.750%, 09/19/2042
	(Acquired 09/12/2012,
	Cost $200,000) (b)	208,040
100,000	Ineos Group Holdings Ltd.
	8.500%, 02/15/2016
	(Acquired 04/12/2011,
	Cost $101,283) (b)	95,000
100,000	7.875%, 02/15/2016
	(Acquired 10/25/2011,
	Cost $115,544) (b)	119,831

		1,013,046

	Commercial Services & Supplies - 0.61%
200,000	Emergency Medical Services Corp.
	8.125%, 06/01/2019	213,000
515,000	Steelcase, Inc.
	6.375%, 02/15/2021	554,225

Principal Amount		Value

	Commercial Services & Supplies (Continued)
$550,000	International Lease Finance Corp.
	6.750%, 09/01/2016
	(Acquired 03/07/2012 and 03/13/2012,
	Cost $595,747) (b)	$620,812
100,000	8.250%, 12/15/2020	119,250
30,000	5.875%, 04/01/2019	31,959

		1,539,246

	Communications - 0.15%
150,000	CCO Holdings LLC
	8.125%, 04/30/2020	170,250
200,000	Univision Communications, Inc.
	7.875%, 11/01/2020
	(Acquired 04/20/2011,
	Cost $212,614) (b)	215,000

		385,250

	Computers & Peripherals - 0.26%
380,000	Hewlett Packard Co.
	4.650%, 12/09/2021	396,964
255,000	NCR Corp.
	5.000%, 07/15/2022
	(Acquired 09/12/2012,
	Cost $255,000) (b)	258,825

		655,789

	Construction Materials - 0.08%
200,000	Cemex S.A.B. de C.V.
	9.000%, 01/11/2018
	(Acquired 07/06/2011 and 07/13/2012,
	Cost $189,617) (b)	201,000

	Consumer Finance - 0.11%
250,000	Ally Financial, Inc.
	7.500%, 09/15/2020	287,812

	Diversified Business Services - 0.11%
250,000	United Rentals, Inc.
	8.375%, 09/15/2020	268,750

	Diversified Financial Services - 1.18%
630,000	Doric Nimrod Air Finance Alpha Ltd.
	5.125%, 11/30/2024
	(Acquired 06/28/2012,
	Cost $630,000) (b)	655,200
100,000	Ford Motor Credit Co. LLC
	5.750%, 02/01/2021	112,257

See notes to financial statements.

GuideMarkSM Opportunistic Fixed Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
September 30, 2012

Principal Amount		Value

	CORPORATE OBLIGATIONS (Continued)
	Diversified Financial Services (Continued)
$900,000	General Electric Capital Corp.
	7.125%, 06/15/2022 (c)	$1,006,894
100,000	Nuveen Investments, Inc.
	9.500%, 10/15/2020
	(Acquired 09/12/2012,
	Cost $100,000) (b)	100,000
100,000	Pinnacle Foods Finance LLC
	8.250%, 09/01/2017	108,875
400,000	Schahin II Finance Co SPV Ltd.
	5.875%, 09/25/2022
	(Acquired 03/21/2012 and 04/25/2012,
	Cost $400,461) (b)	420,000
715,000	Textron Financial Corp.
	6.000%, 02/15/2067
	(Acquired 02/23/2012, 03/09/2012,
	03/19/2012, and 04/24/2012
	Cost $573,583) (b)(c)	607,750

		3,010,976

	Diversified Manufacturing - 0.26%
600,000	Votorantim Cimentos SA
	7.250%, 04/05/2041
	(Acquired 04/06/2011,
	Cost $594,000) (b)	652,500
	Diversified Telecommunication Services - 0.93%
1,705,000	Brasil Telecom SA
	9.750%, 09/15/2016
	(Acquired 09/08/2011 and 04/19/2012,
	Cost $1,009,269) (b)	887,298
190,000	Clearwire Communications LLC
	12.000%, 12/01/2015
	(Acquired 02/03/2012,
	Cost $180,241) (b)	189,050
250,000	Cricket Communications, Inc.
	7.750%, 10/15/2020	245,000
150,000	Frontier Communications Corp.
	8.500%, 04/15/2020	170,250
145,000	Level 3 Communications, Inc.
	8.875%, 06/01/2019
	(Acquired 07/18/2012,
	Cost $145,000) (b)	152,794
710,000	Qwest Corp.
	7.200%, 11/10/2026	719,762

		2,364,154

Principal Amount		Value

	Electric Utilities - 0.34%
$600,000	Centrais Eletricas Brasileiras SA
	5.750%, 10/27/2021
	(Acquired 09/04/2012,
	Cost $676,053) (b)	$670,500
	EDP Finance BV
150,000	5.750%, 09/21/2017	190,668

		861,168

	Electrical Equipment, Instruments
	& Components - 0.30%
740,000	Ingram Micro, Inc.
	5.000%, 08/10/2022	767,264

	Energy Equipment & Services - 0.66%
330,000	Basic Energy Services, Inc.
	7.750%, 02/15/2019	339,900
200,000	Cie Generale de Geophysique - Veritas
	7.750%, 05/15/2017	208,125
580,000	Cia de Eletricidade do Estado da Bahia
	11.750%, 04/27/2016
	(Acquired 04/19/2011,
	Cost $367,321) (b)	311,136
380,000	Global Geophysical Services, Inc.
	10.500%, 05/01/2017	364,800
400,000	Odebrecht Finance Ltd.
	7.125%, 06/26/2042
	(Acquired 06/21/2012,
	Cost $393,916) (b)	446,600

		1,670,561

	Food & Staples Retailing - 0.04%
115,000	Delhaize Group SA
	5.700%, 10/01/2040	102,653

	Food Products - 0.46%
700,000	BRF-Brasil Foods SA
	5.875%, 06/06/2022
	(Acquired 05/31/2012,
	Cost $693,490) (b)	766,500
200,000	Del Monte Corp.
	7.625%, 02/15/2019	206,750
200,000	JBS USA, LLC/JBS USA Finance, Inc.
	8.250%, 02/01/2020
	(Acquired 01/25/2012 and 05/17/2012,
	Cost $197,069) (b)	200,500

		1,173,750

See notes to financial statements.

GuideMarkSM Opportunistic Fixed Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
September 30, 2012

Principal Amount		Value

	CORPORATE OBLIGATIONS (Continued)
	Health Care Equipment & Supplies - 0.04%
$100,000	Hologic, Inc.
	6.250%, 08/01/2020
	(Acquired 07/19/2012,
	Cost $100,000) (b)	$106,500

	Health Care Providers & Services - 0.22%
200,000	Community Health Systems, Inc.
	8.000%, 11/15/2019	220,500
100,000	DaVita, Inc.
	5.750%, 08/15/2022	104,500
200,000	HCA, Inc.
	7.875%, 02/15/2020	225,750
4,000	Vanguard Health Systems, Inc.
	0.000%, 02/01/2016 (d)	2,840

		553,590

	Hotels, Restaurants & Leisure - 0.40%
405,000	Mandalay Resort Group
	7.625%, 07/15/2013	417,150
100,000	ClubCorp Club Operations, Inc.
	10.000%, 12/01/2018	110,250
250,000	Caesars Entertainment Operating Co., Inc.
	11.250%, 06/01/2017	270,000
200,000	MGM Resorts International
	7.500%, 06/01/2016	215,000

		1,012,400

	Household Products - 0.10%
250,000	Reynolds Group Issuer LLC
	8.250%, 02/15/2021 (c)	249,375

	Independent Power Producers &
	Energy Traders - 0.60%
150,000	Calpine Corp.
	7.500%, 02/15/2021
	(Acquired 04/04/2011,
	Cost $156,365) (b)	162,750
335,000	Energy Future Holdings Corp.
	10.000%, 01/15/2020	371,013
335,000	Energy Future Intermediate Holding
	Co. LLC
	11.750%, 03/01/2022
	(Acquired 06/05/2012,
	Cost $339,187) (b)	357,612

Principal Amount		Value

	Independent Power Producers &
	Energy Traders (Continued)
	Enel Finance International NV
$200,000	6.800%, 09/15/2037
	(Acquired 09/01/2011,
	Cost $186,691) (b)	$194,362
500,000	6.000%, 10/07/2039
	(Acquired 09/01/2011, 09/09/2011,
	09/14/2011, 05/17/2012, and
	05/22/2012,
	Cost $417,292) (b)	451,020

		1,536,757

	Insurance - 0.30%
650,000	Metlife Capital Trust IV
	7.875%, 12/15/2037
	(Acquired 04/12/2011,
	Cost $710,619) (b)(c)	770,250

	Investment Companies - 0.04%
100,000	PBF Holding Co. LLC / PBF Finance Corp.
	8.250%, 02/15/2020
	(Acquired 01/27/2012,
	Cost $98,565) (b)	105,500

	IT Services - 0.27%
675,000	Lender Processing Services, Inc.
	5.750%, 04/15/2023	675,000

	Machinery - 0.04%
100,000	Navistar International Corp.
	8.250%, 11/01/2021	95,375

	Media - 0.50%
200,000	Clear Channel Communications, Inc.
	9.000%, 03/01/2021	179,000
760,000	Clear Channel Worldwide
	Holdings, Inc.
	7.625%, 03/15/2020	744,800
150,000	DISH DBS Corp.
	7.125%, 02/01/2016	166,500
200,000	Nara Cable Funding Ltd.
	8.875%, 12/01/2018
	(Acquired 01/30/2012,
	Cost $188,371) (b)	183,500

		1,273,800

See notes to financial statements.

GuideMarkSM Opportunistic Fixed Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
September 30, 2012

Principal Amount		Value

	CORPORATE OBLIGATIONS (Continued)
	Metals & Mining - 1.31%
$760,000	Anglo American Capital PLC
	4.125%, 09/27/2022
	(Acquired 09/20/2012,
	Cost $754,285) (b)	$764,513
270,000	AngloGold Ashanti Holdings PLC
	5.125%, 08/01/2022	275,477
200,000	Inmet Mining Corp.
	8.750%, 06/01/2020
	(Acquired 05/15/2012,
	Cost $197,168) (b)	208,000
380,000	Newcrest Finance Ltd.
	4.200%, 10/01/2022
	(Acquired 09/24/2012,
	Cost $377,792) (b)	383,338
575,000	Teck Resources Ltd.
	5.400%, 02/01/2043	563,120
	Arcelormittal SA
275,000	7.000%, 03/01/2041	247,936
440,000	5.750%, 03/01/2021	419,886
	FMG Resources Ltd.
200,000	7.000%, 11/01/2015
	(Acquired 08/29/2012,
	Cost $198,559) (b)	200,000
250,000	6.875%, 02/01/2018
	(Acquired 04/26/2011,
	Cost $263,037) (b)	233,437
50,000	6.000%, 04/01/2017
	(Acquired 03/14/2012,
	Cost $50,000) (b)	46,750

		3,342,457

	Multi Utilities - 0.39%
980,000,000	Empresas Publicas de Medellin ESP
	8.375%, 02/01/2021
	(Acquired 04/28/2011,
	Cost $564,639) (b)	611,270
200,000	Intergen NV
	9.000%, 06/30/2017
	(Acquired 04/04/2011,
	Cost $211,412) (b)	193,500

Principal Amount		Value

	Multi Utilities (Continued)
$250,000	Texas Competitive Electric
	Holdings Co. LLC
	11.500%, 10/01/2020
	(Acquired 04/14/2011 and
	11/09/2011,
	Cost $241,751) (b)	$196,875

		1,001,645

	Office Equipment - 0.09%
200,000	CDW LLC / CDW Finance Corp.
	8.500%, 04/01/2019	218,500

	Oil & Gas - 3.95%
305,000	Connacher Oil & Gas Ltd.
	8.500%, 08/01/2019
	(Acquired 05/22/2012, 05/29/2012,
	05/30/2012, 06/05/2012, 06/12/2012,
	06/25/2012, and 06/26/2012),
	Cost $285,370) (b)	263,825
700,000	Eni SpA
	4.150%, 10/01/2020
	(Acquired 09/24/2012 and 09/25/2012,
	Cost $701,750) (b)	706,021
375,000	Halcon Resources Corp.
	9.750%, 07/15/2020
	(Acquired 06/29/2012 and 08/22/2012,
	Cost $373,391) (b)	384,375
250,000	Linn Energy LLC
	7.750%, 02/01/2021	265,625
800,000	OGX Petroleo & Gas Participacoes SA
	8.375%, 04/01/2022
	(Acquired 03/27/2012, 05/22/2012,
	and 06/29/2012, Cost $768,605) (b)	698,000
88,000	Petroleos Mexicanos
	7.650%, 11/24/2021
	(Acquired 12/01/2011,
	Cost $646,857) (b)	747,591
250,000	Plains Exploration & Production Co.
	6.625%, 05/01/2021	255,000
200,000	Quicksilver Resources, Inc.
	9.125%, 08/15/2019	191,000
200,000	Samson Investment Co.
	9.750%, 02/15/2020
	(Acquired 02/06/2012,
	Cost $200,000) (b)	206,250

See notes to financial statements.

GuideMarkSM Opportunistic Fixed Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
September 30, 2012

Principal Amount		Value

	CORPORATE OBLIGATIONS (Continued)
	Oil & Gas (Continued)
$250,000	SandRidge Energy, Inc.
	8.000%, 06/01/2018
	(Acquired 05/06/2011 and 05/13/2011,
	Cost $261,744) (b)	$263,750
280,000	Sinopec Group Overseas
	Development Ltd.
	3.900%, 05/17/2022
	(Acquired 05/10/2012,
	Cost $279,152) (b)	300,724
605,000	Petrobras Global Finance BV
	4.250%, 10/01/2023	793,564
5,000,000	Petroleos de Venezuela SA
	4.900%, 10/28/2014	4,527,500
	Alpha Natural Resources, Inc.
100,000	6.000%, 06/01/2019	84,000
50,000	6.250%, 06/01/2021	41,875
	Chesapeake Energy Corp.
50,000	6.625%, 08/15/2020	51,812
250,000	6.125%, 02/15/2021	253,125

		10,034,037

	Pharmaceuticals - 0.27%
550,000	VPI Escrow Corp.
	6.375%, 10/15/2020
	(Acquired 09/20/2012,
	Cost $550,000) (b)	563,750
115,000	Valeant Pharmaceuticals International, Inc.
	6.375%, 10/15/2020
	(Acquired 09/20/2012,
	Cost $115,000) (b)	117,588

		681,338

	Pipelines - 0.22%
500,000	IFM US Colonial Pipeline 2 LLC
	6.450%, 05/01/2021
	(Acquired 08/24/2012 and 09/06/2012,
	Cost $549,587) (b)	558,843

	Publishing - 0.25%
630,000	Visant Corp.
	10.000%, 10/01/2017	626,850

Principal Amount		Value

	Semiconductor & Semiconductor
	Equipment - 0.41%
$250,000	Abengoa Finance SAU
	8.875%, 11/01/2017
	(Acquired 04/12/2011,
	Cost $253,610) (b)	$232,500
375,000	Advanced Micro Devices, Inc.
	7.500%, 08/15/2022
	(Acquired 09/12/2012,
	Cost $372,187) (b)	363,750
	Freescale Semiconductor, Inc.
50,000	10.750%, 08/01/2020	54,375
200,000	8.050%, 02/01/2020	198,000
	Micron Technology, Inc.
20,000	3.125%, 05/01/2032
	(Acquired 09/28/2012,
	Cost $18,724) (b)	18,575
205,000	1.875%, 08/01/2031	181,553

		1,048,753

	Software - 0.10%
	First Data Corp.
150,000	8.250%, 01/15/2021
	Acquired 02/17/2012 and 04/24/2012,
	Cost $146,272) (b)	150,375
100,000	12.625%, 01/15/2021	104,125

		254,500

	Specialty Retail - 0.15%
250,000	Michaels Stores, Inc.
	7.750%, 11/01/2018	269,375
100,000	PETCO Animal Supplies, Inc.
	9.250%, 12/01/2018
	(Acquired 04/21/2011,
	Cost $107,331) (b)	111,500

		380,875

	Telecommunication Services - 0.95%
300,000	Colombia Telecomunicaciones SA ESP
	5.375%, 09/27/2022
	(Acquired 09/20/2012,
	Cost $300,000) (b)	305,250
200,000	Digicel Group Ltd.
	8.250%, 09/30/2020
	(Acquired 09/05/2012,
	Cost $200,000) (b)	211,000

See notes to financial statements.

GuideMarkSM Opportunistic Fixed Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
September 30, 2012

Principal Amount		Value

	CORPORATE OBLIGATIONS (Continued)
	Telecommunication Services (Continued)
$250,000	Intelsat Jackson Holdings SA
	7.500%, 04/01/2021	$271,875
135,000	Alcatel-Lucent USA, Inc.
	6.450%, 03/15/2029	89,100
375,000	Telecom Italia Capital SA
	6.000%, 09/30/2034	333,750
150,000	UPCB Finance VI Ltd.
	6.875%, 01/15/2022
	(Acquired 01/31/2012,
	Cost $150,000) (b)	159,750
100,000	West Corp.
	7.875%, 01/15/2019	103,500
250,000	Wind Acquisition Finance SA
	11.750%, 07/15/2017
	(Acquired 02/27/2012,
	Cost $256,875) (b)	236,875
	Telefonica Emisiones SAU
75,000	7.045%, 06/20/2036	73,500
400,000	5.597%, 03/12/2020	637,069

		2,421,669

	Textiles, Apparel & Luxury Goods - 0.63%
	Edcon Holdings (Proprietary) Limited
150,000	6.162%, 06/15/2015
	(Acquired 08/18/2012, 08/19/2012,
	and 08/24/2012,
	Cost $158,665) (b)(c)	165,772
1,120,000	9.500%, 03/01/2018
	(Acquired 04/05/2012 and 04/12/2012,
	Cost $1,125,950) (b)	1,080,800
300,000	9.500%, 03/01/2018
	(Acquired 08/18/2012, 08/19/2012,
	and 08/24/2012,
	Cost $349,985) (b)	366,239

		1,612,811

	Transportation - 0.22%
200,000	CHC Helicopter SA
	9.250%, 10/15/2020	206,500
150,000	Energy XXI Gulf Coast, Inc.
	9.250%, 12/15/2017	169,125

Principal Amount		Value

	Transportation (Continued)
	CEVA Group PLC
$100,000	11.500%, 04/01/2018
	(Acquired 07/13/2012,
	Cost $94,341) (b)	$89,000
100,000	8.375%, 12/01/2017
	(Acquired 01/27/2012,
	Cost $98,874) (b)	97,375

		562,000

	Wireless Telecommunication Services - 0.64%
650,000	America Movil SAB de CV
	3.125%, 07/16/2022	671,438
	Hutchison Whampoa International Ltd.
600,000	4.625%, 01/13/2022
	(Acquired 01/10/2012,
	Cost $595,500) (b)	659,187
	Sprint Nextel Corp.
150,000	9.000%, 11/15/2018
	(Acquired 11/04/2011,
	Cost $150,000) (b)	180,375
100,000	7.000%, 03/01/2020
	(Acquired 02/28/2012,
	Cost $100,000) (b)	112,250

		1,623,250

	Total Corporate Obligations
	(Cost $53,589,801)	55,608,583

	FOREIGN DEBT OBLIGATIONS - 30.36%
	Bank Negara Malaysia Monetary Note
930,000	0.000%, 12/04/2012 (d)	302,721
1,000,000	0.000%, 01/10/2013 (d)	324,531
2,870,000	0.000%, 05/23/2013 (d)	921,488
690,000	0.000%, 06/11/2013 (d)	221,242
7,170,000	0.000%, 06/20/2013 (d)	2,297,435
350,000	Brazilian Government International Bond
	8.500%, 01/05/2024	202,861
3,300,000	Canadian Government Bond
	1.750%, 03/01/2013	3,367,000
	Financing of Infrastructural Projects
	State Enterprise
100,000	8.375%, 11/03/2017
	(Acquired 05/10/2011,
	Cost $104,940) (b)	93,000

See notes to financial statements.

GuideMarkSM Opportunistic Fixed Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
September 30, 2012

Principal Amount		Value

	FOREIGN DEBT OBLIGATIONS (Continued)
$1,180,000	7.400%, 04/20/2018
	(Acquired 04/15/2011,
	Cost $1,180,000) (b)	$1,055,464
	Ghana Government Bond
2,530,000	12.390%, 04/28/2014	1,267,013
860,000	13.000%, 06/02/2014	429,929
1,470,000	14.990%, 02/23/2015	746,469
1,630,000	24.000%, 05/25/2015	995,635
	Malaysia
470,000	3.210%, 05/31/2013	153,990
280,000	3.461%, 07/31/2013	91,962
3,410,000	5.094%, 04/30/2014	1,150,729
	Mexican Bonos
36,060	9.000%, 06/20/2013	289,084
214,500	8.000%, 12/19/2013	1,734,762
185,000	6.000%, 06/18/2015	1,488,096
20,000	7.750%, 12/14/2017	175,246
40,000	8.500%, 12/13/2018	367,052
	Mexican Udibonos
9,709	4.500%, 12/18/2014	82,284
24,800	5.000%, 06/16/2016	223,841
21,195	3.500%, 12/14/2017	187,389
12,736	4.000%, 06/13/2019	118,371
10,526	2.500%, 12/10/2020	90,259
	Poland Government Bond
17,735,000	0.000%, 01/25/2013 (d)	5,465,861
473,000	0.000%, 07/25/2013 (d)	143,089
180,000	0.000%, 07/25/2014 (d)	52,354
	Republic of Ghana
80,000	14.990%, 03/11/2013	42,187
60,000	14.250%, 07/29/2013	31,148
	Republic of Hungary
2,200,000	6.750%, 02/12/2013	9,908
314,600,000	5.500%, 02/12/2014	1,404,132
373,600,000	6.750%, 08/22/2014	1,699,404
1,800,000	8.000%, 02/12/2015	8,371
8,800,000	5.500%, 02/12/2016	38,476
632,400,000	6.750%, 02/24/2017	2,855,856
440,000	4.375%, 07/04/2017	536,325
58,700,000	6.750%, 11/24/2017	264,866
150,000	5.750%, 06/11/2018	192,397
2,700,000	6.500%, 06/24/2019	11,910
2,650,000	6.375%, 03/29/2021	2,898,570

Principal Amount		Value

	FOREIGN DEBT OBLIGATIONS (Continued)
	Republic of Iceland
$2,290,000	4.875%, 06/16/2016
	(Acquired 06/09/2011 and 06/10/2011,
	Cost $2,278,203) (b)	$2,388,793
200,000	5.875%, 05/11/2022
	(Acquired 05/03/2012,
	Cost $198,140) (b)	218,404
	Republic of Indonesia
5,683,000,000	11.000%, 12/15/2012	600,942
38,953,000,000	12.500%, 03/15/2013	4,210,738
	Republic of Ireland
1,046,000	5.500%, 10/18/2017	1,456,194
790,000	4.500%, 10/18/2018	1,017,829
1,019,000	4.400%, 06/18/2019	1,283,316
397,000	5.900%, 10/18/2019	541,563
750,000	4.500%, 04/18/2020	936,768
2,224,000	5.000%, 10/18/2020	2,860,780
1,563,000	5.400%, 03/13/2025	2,011,791
	Republic of Korea
1,310,000,000	3.750%, 06/10/2013	1,186,425
10,845,000,000	3.000%, 12/10/2013	9,783,738
	Republic of Latvia
900,000	5.250%, 02/22/2017
	(Acquired 02/14/2012,
	Cost $895,122) (b)	992,250
1,260,000	5.250%, 06/16/2021
	(Acquired 06/09/2011, 06/22/2011,
	06/23/2011, and 07/19/2011,
	Cost $1,235,837) (b)	1,422,225
	Republic of Poland
1,996,000	0.000%, 10/25/2012 (d)	621,204
520,000	5.250%, 04/25/2013	163,256
465,000	5.000%, 10/24/2013	146,586
325,000	5.750%, 04/25/2014	104,080
40,000	5.500%, 04/25/2015	12,909
45,000	6.250%, 10/24/2015	14,902
1,005,000	Republic of Portugal
	3.850%, 04/15/2021	921,926
1,060,000	Republic of Serbia
	7.250%, 09/28/2021
	(Acquired 09/21/2011,
	Cost $1,041,588) (b)	1,128,900

See notes to financial statements.

GuideMarkSM Opportunistic Fixed Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
September 30, 2012

Principal Amount		Value

	FOREIGN DEBT OBLIGATIONS (Continued)
	Serbia Treasury Bonds
$55,000,000	10.000%, 03/01/2015	$547,861
20,200,000	10.000%, 04/27/2015	199,896
170,000	Spanish Government Bond
	4.650%, 07/30/2025	186,153
	Sri Lanka Government Bond
37,900,000	11.000%, 09/01/2015	275,845
132,300,000	8.000%, 06/01/2016	861,154
16,500,000	5.800%, 07/15/2017	92,849
	Ukraine Government International Bond
620,000	9.250%, 07/24/2017
	(Acquired 07/17/2012,
	Cost $620,000) (b)	654,385
2,300,000	7.950%, 02/23/2021
	(Acquired 04/05/2011 and 04/11/2011,
	Cost $2,403,768) (b)	2,302,691
	Uruguay Government International Bond
26,467,953	4.375%, 12/15/2028	1,531,360
	Uruguay Notas del Tesoro
16,480,000	10.500%, 03/15/2015	796,533
4,915,400	4.000%, 06/10/2020	266,836
1,300,000	Western Australia Treasury Corp.
	8.000%, 06/15/2013	1,397,060

	Total Foreign Debt Obligations
	(Cost $77,971,384)	77,170,849

	MORTGAGE BACKED SECURITIES - 17.81%
	Federal Home Loan Mortgage Corp.
697,000	4050, 3.500%, 05/15/2032	745,208
867,547	4062, 3.500%, 06/15/2042	881,981
2,992,764	267, 3.000%, 08/15/2042	3,140,835
1,997,240	274, 3.000%, 08/15/2042	2,093,893
2,005,833	4097, 3.500%, 08/15/2042	2,049,506
3,000,000	T60853, 3.500%, 09/01/2042	3,146,953
3,000,000	T60854, 3.500%, 09/01/2042	3,146,953
5,000,000	280, 3.000%, 09/15/2042 (e)	5,146,094
	Federal National Mortgage Association
3,000,000	1200, 3.000%, 10/01/2032	3,188,940
3,000,000	Pool #TBA, 3.000%,
	10/01/2032 (e) (h)	3,177,891
1,500,000	1201, 3.500%, 10/01/2032	1,608,633
1,216,671	2005-56, 6.000%, 08/25/2033 (c)	1,368,050
2,465,603	2012-63, 2.000%, 08/25/2040	2,509,368
2,690,613	1179, 3.500%, 09/01/2042	2,823,582

Principal Amount		Value

	MORTGAGE BACKED
	SECURITIES (Continued)
$1,255,000	4787, 3.500%, 09/01/2042	$1,317,021
7,000,000	1209, 3.500%, 10/01/2042	7,305,703
	Government National Mortgage Association
2,927,179	2010-62, 5.532%, 05/20/2040 (c)(g)	424,830
3,033,130	2011-72, 5.162%, 05/20/2041 (c)(g)	437,990
700,000	2012-40, 4.000%, 01/20/2042	760,748

	Total Mortgage Backed Securities
	(Cost $44,985,734)	45,274,179

Number of Shares

	PREFERRED STOCKS - 0.30%
	Consumer Finance - 0.15%
415	Ally Financial, Inc.
	(Acquired 05/03/2012, 05/29/2012,
	05/30/2012, 05/31/2012, 06/01/2012,
	06/11/2012, and 06/20/2012,
	Cost $359,163) (b)	388,245

	Insurance - 0.15%
13,755	Montpelier Re Holdings Ltd. (a)	367,259

	Total Preferred Stocks
	(Cost $703,038)	755,504

Notional Amount

	PURCHASED OPTIONS - 0.04%
8,800,000	U.S. Dollar - Australian Dollar
	Expiration: February, 2013,
	Exercise Price: $0.97	82,773

Number of Contracts

242	iShares MSCI Brazil Index Fund
	Expiration: December, 2012,
	Exercise Price: $57.00	32,186

	Total Purchased Options
	(Cost $206,115)	114,959

Principal Amount

	SHORT TERM INVESTMENTS - 20.70%
	Foreign Treasury Bill - 1.80%
	Malaysia Treasury Bill
$380,000	2.952%, 01/25/2013	123,168
430,000	2.907%, 03/22/2013	138,729
190,000	2.926%, 05/31/2013	60,967

See notes to financial statements.

GuideMarkSM Opportunistic Fixed Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
September 30, 2012

Principal Amount		Value

	SHORT TERM INVESTMENTS (Continued)
	Foreign Treasury Bill (Continued)
$11,400,000	Serbia Treasury Bill
	12.481%, 12/12/2013	$108,294
	Uruguay Treasury Bill
830,000	0.039%, 01/02/2013	38,599
1,736,000	0.032%, 01/23/2013	80,392
37,610,000	0.021%, 03/22/2013	1,721,689
23,827,000	0.018%, 04/26/2013	1,081,911
770,000	0.017%, 05/09/2013	34,704
6,625,000	0.015%, 05/31/2013	296,924
1,160,000	0.014%, 06/27/2013	51,653
6,809,000	0.013%, 07/05/2013	300,907
8,171,000	1.136%, 08/09/2013	360,797
2,390,000	0.011%, 09/09/2013	104,422
1,410,000	0.070%, 11/21/2012	66,282

		4,569,438

Number of Shares

	Money Market Funds - 17.92%
45,553,161	Federated Prime Obligations Fund
	Effective Yield, 0.15%	45,553,161

Principal Amount		Value

	U.S. Treasury Bill - 0.98%
$2,500,000	United States Treasury Bill
	0.132%, 03/21/2013 (f)	$2,498,457

	Total Short Term Investments
	(Cost $52,781,778)	52,621,056

	Total Investments
	(Cost $277,103,289) - 109.92%	279,411,188
	Liabilities in Excess of
	Other Assets - (9.92)%	(25,223,870)

	TOTAL NET
	ASSETS - 100.00%	$254,187,318

Percentages are stated as a percent of net assets.
Principal Amounts are denominated in the currency in which the security was purchased.
ADR - American Depositary Receipt
(a)	Non-income producing.
(b)

Restricted securities as defined in Rule 144(a) under the Securities Act of 1933. Such securities are treated as liquid securities according to the Fund’s liquidity guidelines. The value of these securities total $41,011,019, which represents 16.13% of total net assets.

(c)	Variable Rate Security. The rate shown is the rate in effect on September 30, 2012.
(d)	Zero coupon bond.
(e)	As of September 30, 2012, the Fund has fair valued this security and deemed it illiquid. The value of this security was $10,989,061, which represents 4.32% of total net assets.
(f)	Partially assigned as collateral for certain futures contracts
(g)

Represents an interest-only security that entitles holders to receive only interest payments on the underlying mortgages. The yield-to-maturity of an interest-only security is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield upon the estimated timing and amount of future cash flows at September 30, 2012. The securities are liquid and the value of these securities total $862,820, which represents 0.34% of total net assets.

(h)	Security purchased on a when-issued basis. On September 30, 2012, the total value of investments purchased on a when-issued basis was $3,177,891, which represents 1.25% of total net assets.

See notes to financial statements.

GuideMarkSM Opportunistic Fixed Income Fund
SCHEDULE OF OPEN FORWARD CURRENCY CONTRACTS (Unaudited)
September 30, 2012

Forward expiration date	Currency to be received	Amount of Currency to be received	Currency to be delivered	Amount of Currency to be delivered	Unrealized Appreciation (Depreciation)

10/2/2012	Australian Dollar	$2,354,770	U.S. Dollars	$2,383,027	$58,710
10/2/2012	Australian Dollar	5,349,562	U.S. Dollars	5,414,196	77,298
10/18/2012	Brazilian Real	1,515,000	Japanese Yen	58,766,850	(8,089)
10/15/2012	Brazilian Real	580,000	U.S. Dollars	284,928	433
11/5/2012	Brazilian Real	3,000,000	U.S. Dollars	1,504,023	(31,876)
4/12/2013	Chilean Peso	1,342,012,500	U.S. Dollars	2,675,997	76,310
4/17/2013	Chilean Peso	1,884,575,000	U.S. Dollars	3,713,448	149,619
10/29/2012	Colombian Peso	1,105,000,000	U.S. Dollars	612,528	(1,519)
11/2/2012	Colombian Peso	2,375,000,000	U.S. Dollars	1,315,789	(3,145)
11/6/2012	Colombian Peso	2,385,000,000	U.S. Dollars	1,320,525	(2,965)
4/10/2013	Euro	2,080,610	Swedish Krona	17,350,000	52,274
10/10/2012	Euro	130,000	U.S. Dollars	168,349	(1,272)
4/11/2013	Euro	2,430,500	U.S. Dollars	3,066,732	63,354
6/5/2013	Euro	3,021,000	U.S. Dollars	3,815,130	77,790
4/2/2013	Hungarian Forint	35,900,000	U.S. Dollars	158,779	(479)
10/18/2012	Indonesian Rupiah	3,600,000,000	U.S. Dollars	380,349	(5,123)
4/12/2013	Indian Rupee	117,200,000	U.S. Dollars	2,159,314	(12,412)
4/16/2013	Indian Rupee	117,575,000	U.S. Dollars	2,156,865	(4,352)
4/10/2013	Japanese Yen	201,000,000	U.S. Dollars	2,567,706	13,564
10/3/2012	Mexican Peso	22,740,000	U.S. Dollars	1,636,501	129,286
10/11/2012	Mexican Peso	18,798,000	U.S. Dollars	1,422,507	35,873
12/5/2012	Mexican Peso	15,200,710	U.S. Dollars	1,036,000	136,810
3/8/2013	Mexican Peso	11,784,520	U.S. Dollars	878,675	22,245
8/6/2013	Mexican Peso	1,597,390	U.S. Dollars	115,456	4,841
8/8/2013	Mexican Peso	1,605,500	U.S. Dollars	118,877	2,007
10/3/2012	Malaysian Ringgit	5,330,000	U.S. Dollars	1,653,739	89,414
12/5/2012	Malaysian Ringgit	2,827,440	U.S. Dollars	880,000	40,413
3/11/2013	Malaysian Ringgit	2,414,589	U.S. Dollars	785,000	(3,488)
3/12/2013	Malaysian Ringgit	612,600	U.S. Dollars	200,000	(1,736)
3/15/2013	Malaysian Ringgit	1,024,011	U.S. Dollars	334,000	(2,643)
3/18/2013	Malaysian Ringgit	799,497	U.S. Dollars	259,518	(856)
3/26/2013	Malaysian Ringgit	777,000	U.S. Dollars	248,480	2,788
6/18/2013	Malaysian Ringgit	2,500,000	U.S. Dollars	773,898	31,089
6/21/2013	Malaysian Ringgit	2,167,800	U.S. Dollars	676,888	21,026
9/26/2013	Malaysian Ringgit	478,000	U.S. Dollars	153,312	(31)
11/5/2012	Norwegian Krone	21,630,000	Euro	2,836,238	123,978
4/10/2013	Philippine Peso	144,452,000	U.S. Dollars	3,337,076	110,213
4/15/2013	Philippine Peso	144,887,500	U.S. Dollars	3,356,441	100,532
3/8/2013	Polish Zloty	4,450,638	Euro	1,032,228	36,446
4/10/2013	Polish Zloty	4,746,256	Euro	1,104,012	29,780
4/15/2013	Polish Zloty	4,578,308	Euro	1,052,146	44,553
8/6/2013	Polish Zloty	963,300	Euro	224,792	1,875
8/8/2013	Polish Zloty	497,150	Euro	117,939	(1,545)
8/9/2013	Polish Zloty	350,574	Euro	82,996	(878)

See notes to financial statements.

GuideMarkSM Opportunistic Fixed Income Fund
SCHEDULE OF OPEN FORWARD CURRENCY CONTRACTS (Unaudited) (Continued)
September 30, 2012

Forward expiration date	Currency to be received	Amount of Currency to be received	Currency to be delivered	Amount of Currency to be delivered	Unrealized Appreciation (Depreciation)

10/9/2012	Russian Ruble	$46,800,000	U.S. Dollars	$1,445,221	$52,175
10/3/2012	Swedish Krona	7,620,000	Euro	816,458	110,619
3/8/2013	Swedish Krona	1,010,000	Euro	111,795	9,144
4/10/2013	Swedish Krona	44,055,858	Euro	4,916,290	339,744
4/15/2013	Swedish Krona	43,466,148	Euro	4,812,727	382,667
3/28/2013	Serbian Dinar	31,310,564	Euro	264,895	(8,027)
3/11/2013	Singapore Dollar	1,387,980	U.S. Dollars	1,102,000	29,085
3/26/2013	Singapore Dollar	637,800	U.S. Dollars	505,553	14,209
10/11/2012	Singapore Dollar	5,519,882	U.S. Dollars	4,379,816	117,908
12/5/2012	Singapore Dollar	405,248	U.S. Dollars	315,000	15,200
7/31/2013	Singapore Dollar	1,428,700	U.S. Dollars	1,145,251	19,737
8/1/2013	Singapore Dollar	1,145,260	U.S. Dollars	920,627	13,243
8/6/2013	Singapore Dollar	917,603	U.S. Dollars	736,912	11,339
2/13/2013	Singapore Dollar	917,160	U.S. Dollars	740,093	7,293
3/18/2013	Singapore Dollar	1,411,379	U.S. Dollars	1,148,677	1,486
10/12/2012	South African Rand	6,000,000	U.S. Dollars	730,194	(10,707)
10/18/2012	South Korean Won	419,000,000	U.S. Dollars	375,112	1,476
3/11/2013	South Korean Won	1,286,797,500	U.S. Dollars	1,125,000	23,705
3/12/2013	South Korean Won	636,720,000	U.S. Dollars	560,000	8,365
3/15/2013	South Korean Won	636,801,620	U.S. Dollars	559,000	9,360
6/27/2013	South Korean Won	606,000,000	U.S. Dollars	514,890	24,016
8/27/2013	South Korean Won	1,900,000,000	U.S. Dollars	1,655,918	30,266
9/26/2013	South Korean Won	608,000,000	U.S. Dollars	535,306	2,793
10/2/2012	U.S. Dollars	2,459,693	Australian Dollar	2,354,770	17,955
1/29/2013	U.S. Dollars	1,817,254	Australian Dollar	1,760,000	10,558
10/15/2012	U.S. Dollars	196,464	Brazilian Real	400,000	(337)
4/23/2012	U.S. Dollars	1,431,298	Brazilian Real	3,000,000	(40,849)
12/4/2012	U.S. Dollars	632,264	British Pound	400,000	(13,528)
10/22/2012	U.S. Dollars	1,903,022	Canadian Dollar	1,860,000	12,041
4/12/2013	U.S. Dollars	1,348,089	Chilean Peso	670,000,000	(26,001)
10/29/2012	U.S. Dollars	605,728	Colombian Peso	1,105,000,000	(5,280)
11/2/2012	U.S. Dollars	1,306,201	Colombian Peso	2,375,000,000	(6,443)
11/6/2012	U.S. Dollars	1,317,607	Colombian Peso	2,385,000,000	47
10/4/2012	U.S. Dollars	914,220	Euro	718,000	(8,502)
10/10/2012	U.S. Dollars	164,025	Euro	130,000	(3,052)
10/11/2012	U.S. Dollars	772,047	Euro	611,000	(13,222)
10/18/2012	U.S. Dollars	196,677	Euro	150,000	3,880
10/22/2012	U.S. Dollars	803,116	Euro	615,000	12,616
10/26/2012	U.S. Dollars	780,307	Euro	605,000	2,628
10/30/2012	U.S. Dollars	1,543,236	Euro	1,200,000	667
10/31/2012	U.S. Dollars	107,987	Euro	76,597	9,523
11/14/2012	U.S. Dollars	217,264	Euro	177,000	(10,301)
11/20/2012	U.S. Dollars	215,811	Euro	175,000	(9,198)
12/6/2012	U.S. Dollars	1,107,749	Euro	826,000	45,506
12/10/2012	U.S. Dollars	378,411	Euro	300,000	(7,411)

See notes to financial statements.

GuideMarkSM Opportunistic Fixed Income Fund
SCHEDULE OF OPEN FORWARD CURRENCY CONTRACTS (Unaudited) (Continued)
September 30, 2012

Forward expiration date	Currency to be received	Amount of Currency to be received	Currency to be delivered	Amount of Currency to be delivered	Unrealized Appreciation (Depreciation)

1/7/2013	U.S. Dollars	$630,993	Euro	$485,308	$6,639
2/4/2013	U.S. Dollars	503,744	Euro	408,295	(21,693)
3/1/2013	U.S. Dollars	226,815	Euro	169,000	9,269
3/7/2013	U.S. Dollars	320,724	Euro	241,782	9,468
3/11/2013	U.S. Dollars	511,944	Euro	389,341	10,708
3/15/2013	U.S. Dollars	161,268	Euro	122,880	3,065
3/19/2013	U.S. Dollars	107,144	Euro	81,594	2,090
3/21/2013	U.S. Dollars	96,376	Euro	72,605	2,894
4/11/2013	U.S. Dollars	3,187,990	Euro	2,430,500	57,904
4/15/2013	U.S. Dollars	4,260,047	Euro	3,230,000	100,152
5/17/2013	U.S. Dollars	5,003,048	Euro	3,891,000	(9,918)
6/5/2013	U.S. Dollars	3,761,547	Euro	3,021,000	(131,373)
6/11/2013	U.S. Dollars	550,973	Euro	434,350	(8,776)
6/13/2013	U.S. Dollars	591,606	Euro	469,000	(12,810)
7/16/2013	U.S. Dollars	794,025	Euro	648,000	(41,380)
7/18/2013	U.S. Dollars	503,368	Euro	409,000	(23,929)
7/19/2013	U.S. Dollars	154,375	Euro	125,000	(6,781)
7/22/2013	U.S. Dollars	271,143	Euro	220,000	(12,501)
7/23/2013	U.S. Dollars	220,270	Euro	178,745	(10,186)
7/30/2013	U.S. Dollars	855,323	Euro	691,917	(36,837)
7/31/2013	U.S. Dollars	1,013,798	Euro	816,000	(38,367)
8/1/2013	U.S. Dollars	3,049,429	Euro	2,478,287	(146,155)
8/2/2013	U.S. Dollars	506,076	Euro	409,000	(21,308)
8/5/2013	U.S. Dollars	884,841	Euro	715,023	(37,174)
8/6/2013	U.S. Dollars	683,197	Euro	559,081	(37,740)
8/9/2013	U.S. Dollars	99,760	Euro	80,000	(3,404)
8/16/2013	U.S. Dollars	351,278	Euro	283,000	(13,692)
8/19/2013	U.S. Dollars	393,415	Euro	319,000	(17,996)
8/20/2013	U.S. Dollars	1,012,006	Euro	816,000	(40,393)
8/23/2013	U.S. Dollars	290,617	Euro	232,085	(8,714)
9/4/2013	U.S. Dollars	126,768	Euro	100,331	(2,651)
9/11/2013	U.S. Dollars	557,879	Euro	434,350	(2,440)
9/24/2013	U.S. Dollars	248,084	Euro	191,000	1,655
9/26/2013	U.S. Dollars	115,300	Euro	89,000	470
10/18/2012	U.S. Dollars	374,026	Indonesian Rupiah	3,600,000,000	(1,200)
4/10/2013	U.S. Dollars	8,474,973	Japanese Yen	694,608,750	(445,290)
4/15/2013	U.S. Dollars	8,759,430	Japanese Yen	706,185,270	(310,211)
10/9/2012	U.S. Dollars	1,968,145	Mexican Peso	25,600,000	(18,407)
10/18/2012	U.S. Dollars	372,693	South Korean Won	419,000,000	(3,895)
10/9/2012	U.S. Dollars	727,737	Russian Ruble	22,800,000	(1,764)
10/11/2012	U.S. Dollars	2,472,484	Singapore Dollar	3,100,000	(53,466)
10/12/2012	U.S. Dollars	723,737	South African Rand	6,000,000	4,251
11/9/2012	U.S. Dollars	243,400	Swiss Franc	235,000	(6,670)

					$1,307,949

See notes to financial statements.

GuideMarkSM Opportunistic Fixed Income Fund
SCHEDULE OF OPEN FUTURES CONTRACTS (Unaudited)
September 30, 2012

Description	Number of Contracts Purchased (Sold)	Notional Value	Settlement Month	Unrealized Appreciation (Depreciation)

Euro-OATS Futures	(8)	$(1,377,059)	Dec-12	$(10,437)
Euro Stoxx Futures	(17)	(536,316)	Dec-12	26,179
S&P 500 Index Mini Futures	(26)	(1,864,460)	Dec-12	32,177
U.S. Treasury 10-Year Note Futures	(12)	(1,601,813)	Dec-12	(8,366)
U.S. Treasury Long Bond Futures	(6)	(896,250)	Dec-12	2,755

				$42,308

GuideMarkSM Opportunistic Fixed Income Fund
SCHEDULE OF OPTIONS WRITTEN (Unaudited)
September 30, 2012

Number of Contracts		Value

	OPTIONS ON EXCHANGE
	TRADED FUNDS
	Call Option
242	iShares MSCI Brazil Index Fund
	Expiration: December, 2012,
	Exercise Price: $62.00	$6,776

	Total Options Written
	(Premiums Received $20,744)	$6,776

See notes to financial statements.

GuideMarkSM Opportunistic Fixed Income Fund
CREDIT DEFAULT SWAPS ON CORPORATE, INDICES, SOVEREIGN, AND U.S. MUNICIPAL ISSUES — BUY PROTECTION(1) (Unaudited)
September 30, 2012

Reference Obligation	Implied Credit Spread at September 30, 2012(3)	Fixed Pay Rate	Maturity Date	Counterparty	Notional Amount(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)

Bank of Scotland	1.14%	1.000%	6/20/2017	Merrill Lynch	$600,000	$4,873	$28,164	$(23,291)
Boston Scientific Corp.	1.06%	1.000%	9/20/2017	Credit Suisse /	725,000	2,096	10,871	(8,775)
				Deutsche Bank
Burlington Northern
Santa Fe, LLC	0.16%	1.000%	9/20/2017	Deutsche Bank	325,000	(13,477)	(13,096)	(381)
Burlington Northern
Santa Fe, LLC	0.16%	1.000%	9/20/2017	Morgan Stanley	650,000	(26,955)	(26,522)	(433)
Burlington Northern
Santa Fe, LLC	0.16%	1.000%	9/20/2017	Morgan Stanley	150,000	(6,220)	(6,123)	(97)
Burlington Northern
Santa Fe, LLC	0.16%	1.000%	9/20/2017	Credit Suisse	750,000	(31,102)	(30,287)	(815)
Burlington Northern
Santa Fe, LLC	0.16%	1.000%	9/20/2017	Credit Suisse	325,000	(13,477)	(13,126)	(351)
Carnival Corp.	0.96%	1.000%	6/20/2017	Merrill Lynch	725,000	(1,504)	16,747	(18,251)
				Credit Suisse /
CDX HY 18	4.84%	5.000%	6/20/2017	Merrill Lynch	5,420,250	(33,545)	115,587	(149,132)
Dillard’s, Inc.	2.60%	5.000%	9/20/2017	Credit Suisse	800,000	(88,973)	(71,355)	(17,618)
Government of Poland	1.15%	1.000%	9/20/2017	Citigroup / UBS	1,450,000	10,292	39,433	(29,141)
Government of
South Africa	1.37%	1.000%	6/20/2017	Merrill Lynch / UBS	875,000	14,815	36,812	(21,997)
Government of Turkey	1.42%	1.000%	3/20/2017	Merrill Lynch / UBS	975,000	17,925	58,784	(40,859)
Government of Turkey	1.42%	1.000%	3/20/2017	Merrill Lynch	1,200,000	22,062	61,207	(39,145)
Government of Turkey	1.49%	1.000%	6/20/2017	Merrill Lynch / UBS	1,200,000	26,905	76,688	(49,783)
iTraxx Europe Series 18	1.36%	1.000%	12/20/2017	Merrill Lynch	350,000	8,032	8,964	(932)
Macy’s, Inc.	1.03%	1.000%	3/20/2017	Merrill Lynch	1,450,000	2,058	(616)	2,674
MeadWestvaco Corp.	0.88%	1.000%	9/20/2016	Merrill Lynch	1,200,000	(5,783)	35,285	(41,068)
MeadWestvaco Corp.	1.06%	1.000%	9/20/2017	Merrill Lynch	300,000	846	3,804	(2,958)
National Australia
Bank, Ltd.	1.39%	1.000%	9/20/2017	UBS	800,000	15,057	25,484	(10,427)
Sprint Nextel Corp.	2.30%	5.000%	6/20/2015	Credit Suisse	200,000	(14,317)	6,691	(21,008)
Sprint Nextel Corp.	4.59%	5.000%	9/20/2017	Credit Suisse	350,000	(6,288)	8,475	(14,763)
Stanley Black &
Decker, Inc.	0.80%	1.000%	9/20/2017	Merrill Lynch	725,000	(7,137)	(5,889)	(1,248)
Tesoro Corp.	1.95%	5.000%	9/20/2017	Credit Suisse	650,000	(93,331)	(80,467)	(12,864)
Textron, Inc.	0.35%	1.000%	3/20/2017	Merrill Lynch	250,000	(7,270)	(6,871)	(399)
Textron, Inc.	0.35%	1.000%	3/20/2017	Morgan Stanley	400,000	(11,631)	(10,467)	(1,164)
Textron, Inc.	0.38%	1.000%	6/20/2017	Merrill Lynch	300,000	(8,769)	(8,374)	(395)
The New York Times				Morgan Stanley /
Company	2.42%	1.000%	6/20/2017	Citigroup	725,000	45,870	56,763	(10,893)
Westpac Banking Corp.	1.37%	1.000%	9/20/2017	Credit Suisse	440,000	7,757	11,245	(3,488)

						$(191,191)	$327,811	$(519,002)

See notes to financial statements.

GuideMarkSM Opportunistic Fixed Income Fund
CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN, AND U.S. MUNICIPAL ISSUES — SELL PROTECTION(2) (Unaudited)
September 30, 2012

Reference Obligation	Implied Credit Spread at September 30, 2012(3)	Fixed Receive Rate	Maturity Date	Counterparty	Notional Amount(4)	Fair Value	Upfront Premiums Received	Unrealized Appreciation

Avon Products, Inc.	4.96%	5.000%	9/20/2017	Credit Suisse	$175,000	$282	$(6,853)	$7,135
Avon Products, Inc.	4.96%	5.000%	9/20/2017	Credit Suisse	175,000	282	(6,856)	7,138
Chesapeake Energy, Inc.	5.68%	5.000%	6/20/2017	Merrill Lynch	600,000	(15,721)	(27,051)	11,330
Chesapeake Energy, Inc.	5.68%	5.000%	6/20/2017	Credit Suisse	225,000	(5,896)	(10,316)	4,420
Chesapeake Energy, Inc.	5.68%	5.000%	6/20/2017	Credit Suisse	450,000	(11,791)	(28,962)	17,171
Chesapeake Energy, Inc.	5.68%	5.000%	6/20/2017	Merrill Lynch	150,000	(3,930)	(9,999)	6,069
Clear Channel
Communications, Inc.	10.99%	5.000%	9/20/2014	Credit Suisse	200,000	(21,889)	(28,953)	7,064
MGM Resorts
International	5.80%	5.000%	3/20/2017	Merrill Lynch	250,000	(7,784)	(14,272)	6,488
MGM Resorts
International	6.21%	5.000%	9/20/2017	Credit Suisse	650,000	(33,008)	(81,449)	48,441
Nokia Corp.	8.99%	5.000%	9/20/2017	Credit Suisse	500,000	(94,657)	(123,827)	29,170
SUPERVALU, Inc.	11.89%	5.000%	9/20/2017	Credit Suisse	125,000	(29,166)	(26,510)	(2,656)
SUPERVALU, Inc.	11.89%	5.000%	9/20/2017	Citigroup	175,000	(40,833)	(35,407)	(5,426)
SUPERVALU, Inc.	12.01%	5.000%	12/20/2017	Citigroup	475,000	(115,690)	(94,209)	(21,481)

						$(379,801)	$(494,664)	$114,863

1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on U.S. municipal issues, corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

4)

The maximum potential amount the Fund could be required to pay as seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See notes to financial statements.

GuidePathSM Strategic Asset Allocation Fund
SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2012

Number of Shares		Value

	INVESTMENT COMPANIES - 97.22%
	Affiliated Mutual Funds - 54.50%
997,593	GuideMarkSM Global Real Return
	Fund - Institutional Shares (a)	$9,447,204
1,423,457	GuideMarkSM Large Cap Growth
	Fund - Institutional Shares (a)(b)	15,159,815
1,881,389	GuideMarkSM Large Cap Value
	Fund - Institutional Shares (a)	16,048,252
1,578,129	GuideMarkSM Opportunistic Equity
	Fund - Institutional Shares (a)(b)	15,639,258
1,575,513	GuideMarkSM Small/Mid Cap Core
	Fund - Institutional Shares (a)(b)	18,354,722
4,326,612	GuideMarkSM World ex-US Fund -
	Institutional Shares (a)	32,276,522

		106,925,773

	Exchange Traded Funds - 42.72%
146,730	iShares MSCI Canada Index
	Fund (c)	4,175,936
85,391	iShares MSCI Switzerland Index
	Fund (c)	2,099,765
213,084	SPDR S&P 500 ETF Trust	30,669,180
53,969	SPDR S&P China ETF (c)	3,513,922
720,866	Vanguard FTSE All-World
	ex-US Index Fund (c)	30,968,403
23,839	Vanguard Global
	ex-US Real Estate ETF	1,226,040
82,557	Vanguard MSCI Emerging
	Markets ETF	3,446,755
40,127	Vanguard REIT ETF	2,607,051
58,052	Vanguard Small-Cap Growth
	ETF (c)	5,122,508

		83,829,560

	Total Investment Companies
	(Cost $178,340,377)	190,755,333

Number of Shares		Value

	SHORT TERM INVESTMENTS - 1.96%
	Money Market Funds - 1.96%
3,851,492	Federated Prime Obligations Fund
	Effective Yield, 0.15%	$3,851,492

	Total Short Term Investments
	(Cost $3,851,492)	3,851,492

	INVESTMENTS PURCHASED
	AS SECURITIES LENDING
	COLLATERAL - 8.70%
	Money Market Funds - 8.70%
17,068,200	First American Government
	Obligations Fund
	Effective Yield, 0.02%	17,068,200

	Total Investments Purchased as
	Securities Lending Collateral
	(Cost $17,068,200)	17,068,200

	Total Investments
	(Cost $199,260,069) - 107.88%	211,675,025
	Liabilities in Excess of Other
	Assets - (7.88)%	(15,468,407)

	TOTAL NET ASSETS - 100.00%	$196,206,618

Percentages are stated as a percent of net assets.
(a)	Affiliated to the Fund.
(b)	Non-income producing security.
(c)	All or portion of this security is on loan.

See notes to financial statements.

GuidePathSM Tactical Constrained Asset Allocation Fund
SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2012

Number of Shares		Value

	INVESTMENT COMPANIES - 97.44%
	Affiliated Mutual Funds - 63.18%
2,108,851	GuideMarkSM Core Fixed Income
	Fund - Institutional Shares (a)	$21,215,041
482,955	GuideMarkSM Global Real Return
	Fund - Institutional Shares (a)	4,573,584
1,194,061	GuideMarkSM Large Cap Growth
	Fund - Institutional Shares (a)(b)	12,716,746
1,498,701	GuideMarkSM Large Cap Value
	Fund - Institutional Shares (a)	12,783,921
1,949,305	GuideMarkSM Opportunistic Equity
	Fund - Institutional Shares (a)(b)	19,317,615
1,125,448	GuideMarkSM Opportunistic Fixed
	Income Fund - Institutional
	Shares (a)	11,231,970
485,315	GuideMarkSM Small/Mid Cap Core
	Fund - Institutional Shares (a)(b)	5,653,924
3,855,701	GuideMarkSM World ex-US Fund -
	Institutional Shares (a)	28,763,530

		116,256,331

	Exchange Traded Funds - 30.03%
15,685	Energy Select Sector SPDR
	Fund (c)	1,152,534
102,820	Guggenheim China Small Cap
	ETF (c)	2,031,723
39,518	iShares MSCI Sweden Index Fund	1,116,779
31,765	Market Vectors Steel Index Fund (c)	1,393,530
48,355	PowerShares FTSE RAFI Asia
	Pacific ex-Japan Portfolio ETF (c)	2,567,167
95,951	SPDR Barclays Capital 1-3 Month
	T-Bill ETF (b)	4,395,515
74,187	SPDR Barclays Capital High Yield
	Bond ETF (c)	2,983,801
176,264	SPDR S&P 500 ETF Trust	25,369,678
47,109	SPDR S&P Dividend ETF	2,737,033
19,592	SPDR S&P International
	Dividend ETF (c)	886,146
30,894	Technology Select Sector SPDR
	Fund	952,462
17,419	Utilities Select Sector SPDR Fund	634,052
17,728	Vanguard Global ex-US Real
	Estate ETF (c)	911,751
136,003	Vanguard MSCI Emerging
	Markets ETF	5,678,125
24,189	Vanguard MSCI European ETF (c)	1,094,794
20,863	Vanguard REIT ETF	1,355,469

		55,260,559

Number of Shares		Value

	Exchange Traded Notes - 0.96%
67,497	iPath U.S. Treasury 10-year
	Bear ETN (b)(d)	$1,760,322
	Mutual Funds - 3.27%
208,043	AQR Diversified Arbitrage Fund -
	Institutional Shares	2,315,522
122,006	DoubleLine Total Return Bond Fund -
	Institutional Shares	1,390,867
213,610	PIMCO Emerging Local Bond Fund -
	Institutional Shares	2,319,808

		6,026,197

	Total Investment Companies
	(Cost $167,124,092)	179,303,409

	SHORT TERM INVESTMENTS - 1.92%
	Money Market Funds - 1.92%
3,523,906	Federated Prime Obligations Fund
	Effective Yield, 0.15%	3,523,906

	Total Short Term Investments
	(Cost $3,523,906)	3,523,906

	INVESTMENTS PURCHASED
	AS SECURITIES LENDING
	COLLATERAL - 1.79%
	Money Market Funds - 1.79%
3,290,308	First American Government
	Obligations Fund
	Effective Yield, 0.02%	3,290,308

	Total Investments Purchased as
	Securities Lending Collateral
	(Cost $3,290,308)	3,290,308

	Total Investments
	(Cost $173,938,306) - 101.15%	186,117,623
	Liabilities in Excess of Other
	Assets - (1.15)%	(2,115,117)

	TOTAL NET ASSETS - 100.00%	$184,002,506

Percentages are stated as a percent of net assets.
(a)	Affiliated to the Fund.
(b)	Non-income producing security.
(c)	All or portion of this security is on loan.
(d)	The value of an exchange-traded note can be impacted by the credit quality of the issuer. The issuer for this exchange-traded note is Barclay’s Capital PLC.

See notes to financial statements.

GuidePathSM Tactical Unconstrained Asset Allocation Fund
SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2012

Number of Shares		Value

	INVESTMENT COMPANIES - 97.37%
	Affiliated Mutual Funds - 29.48%
123,784	GuideMarkSM Core Fixed Income
	Fund - Institutional Shares (a)	$1,245,270
788,249	GuideMarkSM Large Cap Growth
	Fund - Institutional Shares (a)(b)	8,394,849
1,928,140	GuideMarkSM Large Cap Value
	Fund - Institutional Shares (a)	16,447,032
1,918,707	GuideMarkSM Opportunistic Equity
	Fund - Institutional Shares (a)(b)	19,014,384
1,221,612	GuideMarkSM Opportunistic Fixed
	Income Fund - Institutional
	Shares (a)	12,191,688
903,206	GuideMarkSM Small/Mid Cap Core
	Fund - Institutional Shares (a)(b)	10,522,355
741,951	GuideMarkSM World ex-US Fund -
	Institutional Shares (a)	5,534,958

		73,350,536

	Exchange Traded Funds - 34.97%
17,039	iShares Barclays MBS Bond
	Fund (c)	1,859,977
3,069	PowerShares DB Gold Fund (b)(c)	187,455
40,592	PowerShares DB Precious Metals
	Fund (b)(c)	2,502,903
35,521	PowerShares QQQ Trust Series 1	2,436,030
133,061	SPDR Barclays Capital 1-3 Month
	T-Bill ETF (b)	6,095,525
83,733	SPDR Barclays Capital High Yield
	Bond ETF	3,367,741
41,861	SPDR Barclays Capital Short Term
	International Treasury
	Bond ETF (b)(c)	1,546,345
253,545	SPDR S&P 500 ETF Trust	36,492,732
40,927	SPDR S&P Emerging Asia
	Pacific ETF (c)	2,979,895
122,606	Vanguard High Dividend Yield
	ETF (c)	6,179,342
271,851	Vanguard MSCI EAFE ETF (c)	8,935,742
236,857	Vanguard MSCI Emerging
	Markets ETF	9,888,780
53,300	Vanguard Total Bond Market
	Index Fund	4,538,495

		87,010,962

Number of Shares		Value

	Mutual Funds - 32.92%
1,367,264	Eaton Vance Floating-Rate Fund -
	Institutional Shares	$12,428,433
634,485	Eaton Vance Global Macro Absolute
	Return Advantage Fund -
	Institutional Shares	6,573,268
237,099	Eaton Vance Global Macro Absolute
	Return Fund - Institutional Shares	2,361,506
103,689	Eaton Vance Government Obligations
	Fund - Institutional Shares	767,295
662,917	Eaton Vance Income Fund of Boston -
	Institutional Shares	3,917,838
145,951	Eaton Vance Multi-Strategy Absolute
	Return Fund - Institutional Shares	1,329,616
23,102	Eaton Vance Parametric Option
	Absolute Return Strategy Fund -
	Institutional Shares (b)	253,893
58,767	Eaton Vance Worldwide Health
	Sciences Fund - Institutional
	Shares	627,636
275,475	Pioneer Strategic Income Fund -
	Class Y	3,090,827
1,336,000	Stadion Managed Portfolio Trust -
	Institutional Shares	12,959,197
520,558	Virtus Allocator Premium AlphaSector
	Fund - Institutional Shares	5,564,763
128,483	Virtus Global Premium AlphaSector
	Fund - Institutional Shares	1,359,353
2,280,064	Virtus Premium AlphaSector Fund -
	Institutional Shares	30,666,858

		81,900,483

	Total Investment Companies
	(Cost $227,382,428)	242,261,981

See notes to financial statements.

GuidePathSM Tactical Unconstrained Asset Allocation Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
September 30, 2012

Number of Shares		Value

	SHORT TERM INVESTMENTS - 2.12%
	Money Market Funds - 2.12%
5,277,715	Federated Prime Obligations Fund
	Effective Yield, 0.15%	$5,277,715

	Total Short Term Investments
	(Cost $5,277,715)	5,277,715

	INVESTMENTS PURCHASED
	AS SECURITIES LENDING
	COLLATERAL - 5.05%
	Money Market Funds - 5.05%
12,556,232	First American Government
	Obligations Fund
	Effective Yield, 0.02%	12,556,232

	Total Investments Purchased as
	Securities Lending Collateral
	(Cost $12,556,232)	12,556,232

	Total Investments
	(Cost $245,216,375) - 104.54%	260,095,928
	Liabilities in Excess of Other
	Assets - (4.54)%	(11,291,669)

	TOTAL NET ASSETS - 100.00%	$248,804,259

Percentages are stated as a percent of net assets.
(a)	Affiliated to the Fund.
(b)	Non-income producing security.
(c)	All or portion of this security is on loan.

See notes to financial statements.

GuidePathSM Absolute Return Asset Allocation Fund
SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2012

Number of Shares		Value

	INVESTMENT COMPANIES - 97.21%
	Affiliated Mutual Funds - 14.00%
2,671,071	GuideMarkSM Core Fixed Income
	Fund - Institutional Shares (a)	$26,870,975
3,159,648	GuideMarkSM Opportunistic Fixed
	Income Fund - Institutional
	Shares (a)	31,533,287

		58,404,262

	Exchange Traded Funds - 36.95%
36,318	iShares Barclays Agency Bond
	Fund (b)	4,140,978
289,983	iShares Barclays Credit Bond
	Fund (b)	33,034,863
200,710	iShares Barclays MBS Bond
	Fund (b)	21,909,504
225,192	iShares Floating Rate Note
	Fund (b)	11,363,189
42,773	iShares JPMorgan USD Emerging
	Markets Bond Fund (b)	5,186,654
85,091	iShares MSCI ACWI Index
	Fund (b)	3,972,899
24,117	PowerShares DB Agriculture
	Fund (b)(c)	709,281
18,157	PowerShares DB Base Metals
	Fund (c)	359,509
36,225	PowerShares DB Energy
	Fund (b)(c)	1,029,877
39,743	PowerShares DB Precious Metals
	Fund (c)	2,450,553
26,428	PowerShares International Corporate
	Bond Portfolio (b)	759,541
415,969	SPDR Barclays Capital 1-3 Month
	T-Bill ETF (c)	19,055,540
40,651	SPDR Barclays Capital Convertible
	Securities ETF (b)	1,608,966
17,671	SPDR S&P 500 ETF Trust	2,543,387
101,555	Vanguard Short-Term Bond
	ETF (b)	8,271,655
442,998	Vanguard Total Bond Market ETF	37,721,280

		154,117,676

	Exchange Traded Notes - 2.36%
376,665	iPath U.S. Treasury 10-year Bear
	ETN (b)(c)(d)	9,823,423

		9,823,423

Number of Shares		Value

	Mutual Funds - 43.90%
706,743	Aberdeen Equity Long Short Fund -
	Institutional Shares	$8,106,340
3,421,617	BlackRock Low Duration Bond
	Portfolio - Institutional Shares	33,634,496
1,047,696	DoubleLine Core Fixed Income
	Fund - Institutional Shares	11,943,734
556,785	DoubleLine Low Duration Bond
	Fund - Institutional Shares	5,684,777
254,849	DoubleLine Multi-Asset Growth
	Fund - Institutional Shares	2,579,070
1,457,911	DoubleLine Total Return Bond
	Fund - Institutional Shares	16,620,190
342,110	Eaton Vance Floating-Rate Fund -
	Institutional Shares	3,109,779
1,021,259	Eaton Vance Global Macro Absolute
	Return Fund - Institutional Shares	10,171,744
1,491,474	Eaton Vance Multi-Strategy Absolute
	Return Fund - Institutional Shares	13,587,328
48,453	Eaton Vance Parametric Option
	Absolute Return Strategy Fund -
	Institutional Shares (c)	532,504
159,816	Gateway Fund - Class Y	4,396,545
829,585	Highbridge Statistical Market
	Neutral Fund - Select Shares (c)	12,369,106
928,618	JPMorgan Floating Rate Income
	Fund - Select Shares	9,249,033
1,056,058	JPMorgan Income Builder Fund -
	Select Shares	10,222,645
56,613	JPMorgan Research Equity
	Long/Short Fund - Select
	Shares (c)	879,193
655,902	JPMorgan Strategic Income
	Opportunities Fund - Select
	Shares	7,700,288
57,980	JPMorgan Strategic Preservation
	Fund - Select Shares	827,378
2,806,652	Pioneer Strategic Income Fund -
	Class Y	31,490,636

		183,104,786

	Total Investment Companies
	(Cost $397,208,375)	405,450,147

See notes to financial statements.

GuidePathSM Absolute Return Asset Allocation Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
September 30, 2012

Number of Shares		Value

	SHORT TERM INVESTMENTS - 2.18%
	Money Market Funds - 2.18%
9,102,966	Federated Prime Obligations
	Fund, 0.15%
	Effictive Yield, 0.15%	$9,102,966

	Total Short Term Investments
	(Cost $9,102,966)	9,102,966

	INVESTMENTS PURCHASED
	AS SECURITIES LENDING
	COLLATERAL - 4.80%
	Money Market Funds - 4.80%
20,028,677	First American Government
	Obligations Fund
	Effective Yield, 0.02%	20,028,677

	Total Investments Purchased as
	Securities Lending Collateral
	(Cost $20,028,677)	20,028,677

	Total Investments
	(Cost $426,340,018) - 104.19%	434,581,790
	Liabilities in Excess of Other
	Assets - (4.19)%	(17,490,294)

	TOTAL NET ASSETS - 100.00%	$417,091,496

Percentages are stated as a percent of net assets.
(a)	Affiliated to the Fund.
(b)	All or portion of this security is on loan.
(c)	Non-income producing security.
(d)	The value of an exchange-traded note can be impacted by the credit quality of the issuer. The issuer for this exchange-traded note is Barclay’s Capital PLC.

See notes to financial statements.

GuidePathSM Multi-Asset Income Asset Allocation Fund
SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2012

Number of Shares		Value

	INVESTMENT COMPANIES - 97.41%
	Affiliated Mutual Funds - 8.04%
260,803	GuideMarkSM Core Fixed Income
	Fund - Institutional Shares (a)	$2,623,680
204,854	GuideMarkSM World ex-US Fund -
	Institutional Shares (a)	1,528,208

		4,151,888

	Exchange Traded Funds - 58.22%
580	iShares Barclays Agency Bond
	Fund (b)	66,132
3,793	iShares Barclays TIP Bond Fund	461,836
11,061	iShares Barclays 20+ Year Treasury
	Bond Fund (b)	1,374,108
6,991	iShares Barclays 7-10 Year Treasury
	Bond Fund (b)	758,244
60,093	iShares iBoxx $ High Yield
	Corporate Bond Fund (b)	5,550,791
137	iShares iBoxx Investment Grade
	Corporate Bond Fund	16,682
30,818	iShares JPMorgan USD Emerging
	Markets Bond Fund (b)	3,736,991
65,088	iShares S&P Global Infrastructure
	Index Fund	2,294,352
18,516	iShares S&P US Preferred Stock
	Index Fund	738,048
28,412	SPDR Barclays Capital High Yield
	Bond ETF (b)	1,142,730
2,797	SPDR Barclays Capital International
	Treasury Bond ETF	172,155
119,713	SPDR S&P International Dividend
	ETF (b)	5,414,619
10,028	Vanguard Global ex-US Real
	Estate ETF (b)	515,740
10,414	Vanguard REIT ETF	676,598
8,253	WisdomTree Australia Dividend
	Fund	434,190
9,910	WisdomTree Emerging Markets
	Equity Income Fund (b)	531,870
102,955	WisdomTree Equity Income Fund	4,871,831
11,935	WisdomTree Europe SmallCap
	Dividend Fund (b)	440,631
17,600	WisdomTree SmallCap Dividend
	Fund (b)	889,328

		30,086,876

Number of Shares		Value

	Mutual Funds - 31.15%
146,884	Forward International Dividend
	Fund - Institutional Shares	$1,097,226
213,943	Forward EM Corporate Debt
	Fund - Institutional Shares	2,088,087
171,586	Forward Select Income Fund -
	Institutional Shares	4,126,647
363,691	Henderson Global Equity Income
	Fund - Institutional Shares	2,651,304
39,764	JPMorgan Global Equity Income
	Fund - Select Shares	565,052
369,828	JPMorgan High Yield Fund -
	Select Shares	2,988,214
266,819	JPMorgan Income Builder Fund -
	Select Shares	2,582,812

		16,099,342

	Total Investment Companies
	(Cost $49,860,427)	50,338,106

	SHORT TERM INVESTMENTS - 2.32%
	Money Market Funds - 2.32%
1,198,804	Federated Prime Obligations Fund
	Effictive Yield, 0.15%	1,198,804

	Total Short Term Investments
	(Cost $1,198,804)	1,198,804

	INVESTMENTS PURCHASED
	AS SECURITIES LENDING
	COLLATERAL - 19.41%
	Money Market Funds - 19.41%
10,032,164	First American Government
	Obligations Fund
	Effective Yield, 0.02%	10,032,164

	Total Investments Purchased as
	Securities Lending Collateral
	(Cost $10,032,164)	10,032,164

	Total Investments
	(Cost $61,091,395) - 119.14%	61,569,074
	Liabilities in Excess of Other
	Assets - (19.14)%	(9,889,988)

	TOTAL NET ASSETS - 100.00%	$51,679,086

Percentages are stated as a percent of net assets.
(a)	Affiliated to the Fund.
(b)	All or portion of this security is on loan.

See notes to financial statements.

GuidePathSM Fixed Income Allocation Fund
SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2012

Number of Shares		Value

	INVESTMENT COMPANIES - 97.08%
	Affiliated Mutual Funds - 31.76%
4,821,531	GuideMarkSM Core Fixed Income
	Fund - Institutional Shares (a)	$48,504,604
1,657,531	GuideMarkSM Opportunistic Fixed
	Income Fund - Institutional
	Shares (a)	16,542,163

		65,046,767

	Exchange Traded Funds - 56.87%
49,092	iShares Barclays Agency Bond
	Fund (b)	5,597,470
113,309	iShares Barclays Credit Bond
	Fund (b)	12,908,161
136,301	iShares Barclays 1-3 Year Treasury
	Bond Fund (b)	11,517,435
7,143	iShares Barclays 20+ Year Treasury
	Bond Fund (b)	887,375
105,989	iShares Barclays 7-10 Year Treasury
	Bond Fund (b)	11,495,567
10,339	iShares JPMorgan USD Emerging
	Markets Bond Fund	1,253,707
91,891	PowerShares Senior Loan Portfolio	2,292,680
50,670	SPDR Barclays Capital 1-3 Month
	T-Bill ETF (c)	2,321,193
165,626	SPDR Barclays Capital High Yield
	Bond ETF	6,661,478
115,462	SPDR Barclays Capital TIPS ETF	7,006,234
184,460	Vanguard Mortgage-Backed
	Securities ETF (b)	9,752,400
525,839	Vanguard Total Bond Market ETF	44,775,190

		116,468,890

	Exchange Traded Notes - 1.39%
109,310	iPath U.S. Treasury 10-year Bear
	ETN (c)(d)	2,850,805

	Mutual Funds - 7.06%
362,209	DoubleLine Total Return Bond
	Fund - Institutional Shares	4,129,187
127,440	JPMorgan Strategic Income
	Opportunities Fund - Select Shares	1,496,146

Number of Shares		Value

	Mutual Funds (Continued)
185,484	Loomis Sayles Bond Fund -
	Institutional Shares	$2,780,411
106,229	PIMCO Emerging Local Bond
	Fund - Institutional Shares	1,153,642
420,860	PIMCO Unconstrained Bond
	Fund - Institutional Shares	4,898,815

		14,458,201

	Total Investment Companies
	(Cost $198,318,118)	198,824,663

	SHORT TERM INVESTMENTS - 2.33%
	Money Market Funds - 2.33%
4,773,670	Federated Prime Obligations Fund
	Effective Yield, 0.15%	4,773,670

	Total Short Term Investments
	(Cost $4,773,670)	4,773,670

	INVESTMENTS PURCHASED
	AS SECURITIES LENDING
	COLLATERAL - 7.12%
	Money Market Funds - 7.12%
14,579,236	First American Government
	Obligations Fund
	Effective Yield, 0.02%	14,579,236

	Total Investments Purchased as
	Securities Lending Collateral
	(Cost $14,579,236)	14,579,236

	Total Investments
	(Cost $217,671,024) - 106.53%	218,177,569
	Liabilities in Excess of Other
	Assets - (6.53)%	(13,379,346)

	TOTAL NET ASSETS - 100.00%	$204,798,223

Percentages are stated as a percent of net assets.
(a)	Affiliated to the Fund.
(b)	All or portion of this security is on loan.
(c)	Non-income producing security.
(d)	The value of an exchange-traded note can be impacted by the credit quality of the issuer. The issuer for this exchange-traded note is Barclay’s Capital PLC.

See notes to financial statements.

GuidePathSM Altegris® Multi-Strategy Alternative Allocation Fund
SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2012

Number of Shares		Value

	INVESTMENT COMPANIES - 97.21%
	Affiliated Mutual Funds - 97.21%
1,440,809	Altegris® Managed Futures
	Strategy Fund - Institutional
	Shares (a)(b)	$13,947,028
4,825,231	Altegris® Equity Long Short
	Fund - Institutional Shares (a)(b)	48,734,833
3,570,002	Altegris® Macro Strategy Fund -
	Institutional Shares (a)(b)	34,164,919
1,415,540	Altegris® Futures Evolution
	Strategy Fund - Institutional
	Shares (a)	13,985,537
2,830,544	GuideMarkSM Opportunistic Fixed
	Income Fund - Institutional
	Shares (a)	28,248,831

		139,081,148

	Total Investment Companies
	(Cost $139,249,028)	139,081,148

	SHORT TERM INVESTMENTS - 2.12%
	Money Market Funds - 2.12%
3,030,883	Federated Prime Obligations Fund
	Effective Yield, 0.15%	3,030,883

	Total Short Term Investments
	(Cost $3,030,883)	3,030,883

	Total Investments
	(Cost $142,279,911) - 99.33%	142,112,031
	Other Assets in Excess of
	Liabilities - 0.67%	953,829

	TOTAL NET ASSETS - 100.00%	$143,065,860

Percentages are stated as a percent of net assets.
(a)	Affiliated to the Fund
(b)	Non-income producing security.

See notes to financial statements.

GuideMarkSM Funds & GuidePathSM Funds
STATEMENTS OF ASSETS & LIABILITIES
September 30, 2012 (Unaudited)

	Large Cap Growth Fund	Large Cap Value Fund	Small/Mid Cap Core Fund

ASSETS:
Investments, at value (cost $138,424,305, $167,704,657,
and $73,830,048, respectively)[1]	$182,475,389	$193,668,481	$82,098,688
Cash	89,377	—	1,304
Income receivable	136,730	361,000	70,339
Receivable for dividend reclaims	—	13,392	—
Receivable for investment securities sold	1,596,982	158,056	1,939,855
Receivable for fund shares sold	108,139	106,135	22,179
Receivable from securities lending agent (See Note 6)	—	2,702	10,025
Other assets	37,983	37,533	43,568

Total Assets	184,444,600	194,347,299	84,185,958

LIABILITIES:
Payable for collateral on securities loaned	4,069,278	8,793,679	5,516,298
Payable to securities lending agent (See Note 6)	8,401	—	—
Payable for investment securities purchased	1,691,861	—	1,047,073
Payable for fund shares redeemed	266,583	274,712	148,976
Payable to Investment Advisor	110,718	107,905	50,860
Other accrued expenses	189,230	173,716	83,829

Total Liabilities	6,336,071	9,350,012	6,847,036

NET ASSETS	$178,108,529	$184,997,287	$77,338,922

NET ASSETS CONSIST OF:
Capital stock	208,397,497	331,545,227	98,490,310
Unrealized appreciation on investments	44,051,084	25,963,824	8,268,640
Accumulated undistributed net investment income (loss)	(40,620)	2,023,672	68,865
Accumulated undistributed net realized loss	(74,299,432)	(174,535,436)	(29,488,893)

Total Net Assets	$178,108,529	$184,997,287	$77,338,922

Institutional Shares
Shares outstanding (unlimited shares of no par value authorized)	3,405,766	5,308,230	2,964,034
Net assets	36,274,829	45,300,895	34,532,776
Net asset value, offering and redemption price per share	$10.65	$8.53	$11.65

Service Shares
Shares outstanding (unlimited shares of no par value authorized)	13,435,575	16,271,061	3,703,815
Net assets	141,833,700	139,696,392	42,806,146
Net asset value, offering and redemption price per share	$10.56	$8.59	$11.56

[1]Includes loaned securities with a market value of:	$3,921,228	$8,489,101	$5,164,440

See notes to financial statements.

GuideMarkSM Funds & GuidePathSM Funds
STATEMENTS OF ASSETS & LIABILITIES (Continued)
September 30, 2012 (Unaudited)

	World ex-US Fund	Opportunistic Equity Fund	Global Real Return Fund

ASSETS:
Investments, at value (cost $258,632,507, $138,721,460,
and $137,986,380, respectively)[1]	$269,000,970	$148,341,098	$135,321,624
Foreign currencies (cost $1,700,320, $0, and $0, respectively)	1,695,357	—	—
Cash	—	—	70,423
Income receivable	912,147	181,850	256,631
Receivable for dividend reclaims	263,076	—	—
Receivable for investment securities and foreign currencies sold	2,491,778	1,314,481	—
Receivable for fund shares sold	147,195	46,497	98,584
Other assets	30,614	37,811	26,525

Total Assets	274,541,137	149,921,737	135,773,787

LIABILITIES:
Payable for collateral on securities loaned	1,387,400	4,281,286	27,733,915
Payable to securities lending agent (See Note 6)	5,588	—	—
Payable for investment securities purchased	2,707,131	1,464,831	—
Payable for fund shares redeemed	434,405	201,728	286,599
Payable to Investment Advisor	144,304	93,518	58,218
Other accrued expenses	305,314	121,359	118,777

Total Liabilities	4,984,142	6,162,722	28,197,509

NET ASSETS	$269,556,995	$143,759,015	$107,576,278

NET ASSETS CONSIST OF:
Capital stock	478,978,040	147,230,498	116,097,530
Unrealized appreciation (depreciation) on:
Investments	10,368,463	9,619,638	(2,664,756)
Foreign currencies	(17,935)	—	—
Accumulated undistributed net investment income (loss)	4,512,313	229,307	319,639
Accumulated undistributed net realized loss	(224,283,886)	(13,320,428)	(6,176,135)

Total Net Assets	$269,556,995	$143,759,015	$107,576,278

Institutional Shares
Shares outstanding (unlimited shares of no par value authorized)	9,129,118	5,446,141	1,480,548
Net assets	68,124,588	53,992,396	14,015,160
Net asset value, offering and redemption price per share	$7.46	$9.91	$9.47

Service Shares
Shares outstanding (unlimited shares of no par value authorized)	26,997,936	9,124,551	9,862,785
Net assets	201,432,407	89,766,619	93,561,118
Net asset value, offering and redemption price per share	$7.46	$9.84	$9.49

[1]Includes loaned securities with a market value of:	$1,355,236	$4,054,250	$26,813,990

See notes to financial statements.

GuideMarkSM Funds & GuidePathSM Funds
STATEMENTS OF ASSETS & LIABILITIES (Continued)
September 30, 2012 (Unaudited)

	Core Fixed Income Fund	Tax-Exempt Fixed Income Fund	Opportunistic Fixed Income Fund

ASSETS:
Investments, at value (cost $401,382,740, $74,522,739,
and $277,103,289, respectively)[1]	$417,802,924	$82,459,896	$279,411,188
Appreciation of swap agreements	—	—	147,100
Foreign currencies (cost $0, $0, and $1,364,130, respectively)	—	—	1,355,081
Cash	530,488	—	11,406,152
Variation margin on futures contracts	—	—	15,934
Income receivable	2,447,316	1,031,328	2,739,965
Receivable for dividend reclaims	—	—	2,979
Receivable for investment securities and foreign currencies sold	19,549	—	3,112,414
Receivable for fund shares sold	773,463	189,551	321,036
Swap premiums paid	—	—	601,004
Deposits with brokers for forwards, options and swaps	—	—	280,000
Appreciation of forward foreign currency contracts	—	—	3,080,337
Receivable from securities lending agent (See Note 6)	1,262	—	—
Other assets	89,176	52,375	37,396

Total Assets	421,664,178	83,733,150	302,510,586

LIABILITIES:
Options written at value (Premium received $0, $0 and
$20,744, respectively)	—	—	6,776
Depreciation of forward foreign currency contracts	—	—	1,772,388
Depreciation on swap agreements	—	—	551,239
Payable for collateral on securities loaned	2,081,560	—	—
Payable for investment securities and foreign currencies purchased	5,032,266	1,102,259	44,593,733
Payable for fund shares redeemed	566,868	300,242	224,253
Payable to Investment Advisor	172,987	30,309	137,810
Swap premiums received	—	—	767,857
Other accrued expenses	441,973	117,971	269,212

Total Liabilities	8,295,654	1,550,781	48,323,268

NET ASSETS	$413,368,524	$82,182,369	$254,187,318

See notes to financial statements.

GuideMarkSM Funds & GuidePathSM Funds
STATEMENTS OF ASSETS & LIABILITIES (Continued)
September 30, 2012 (Unaudited)

	Core Fixed Income Fund	Tax-Exempt Fixed Income Fund	Opportunistic Fixed Income Fund

NET ASSETS CONSIST OF:
Capital stock	$392,546,453	$79,794,519	$253,577,936
Unrealized appreciation (depreciation) on:
Investments	16,420,192	7,937,157	2,307,899
Foreign currencies	—	—	8,127
Swaps	—	—	(404,139)
Forward currency exchange contracts	—	—	1,307,949
Futures contracts	—	—	42,308
Written options	—	—	13,968
Accumulated undistributed net investment income	175,001	69,909	(1,601,209)
Accumulated undistributed net realized loss	4,226,878	(5,619,216)	(1,065,521)

Total Net Assets	$413,368,524	$82,182,369	$254,187,318

Institutional Shares
Shares outstanding (unlimited shares of no par value authorized)	9,986,041	—	9,994,783
Net assets	100,479,015	—	99,807,566
Net asset value, offering and redemption price per share	$10.06	—	$9.99

Service Shares
Shares outstanding (unlimited shares of no par value authorized)	31,028,537	6,981,669	15,447,056
Net assets	312,889,509	82,182,369	154,379,752
Net asset value, offering and redemption price per share	$10.08	$11.77	$9.99

[1]Includes loaned securities with a market value of:	$2,027,394	$—	$—

See notes to financial statements.

GuideMarkSM Funds & GuidePathSM Funds
STATEMENTS OF ASSETS & LIABILITIES (Continued)
September 30, 2012 (Unaudited)

	Strategic Asset Allocation Fund	Tactical Constrained Asset Allocation Fund	Tactical Unconstrained Asset Allocation Fund	Absolute Return Asset Allocation Fund

ASSETS:
Investments, at value (cost $99,891,158,
$65,684,679, $179,420,855, and $370,404,871,
respectively)[1]	$104,749,252	$69,861,292	$186,745,392	$376,177,528
Investments in affiliates, at value (cost $99,368,911,
$108,253,627, $65,795,520 and $55,935,147,
respectively)	106,925,773	116,256,331	73,350,536	58,404,262
Cash	574,836	42,435	315,033	172,312
Income receivable	165,880	217,896	238,888	334,170
Receivable for investment securities sold	465,635	446,467	6,105,838	356,187
Receivable for fund shares sold	1,198,757	1,138,242	1,652,113	4,245,722
Receivable from investment advisor	621	4,156	—	—
Other assets	27,387	28,871	30,587	38,730

Total Assets	214,108,141	187,995,690	268,438,387	439,728,911

LIABILITIES:
Payable for collateral on securities loaned	17,068,200	3,290,308	12,556,232	20,028,677
Payable for investment securities purchased	313,389	210,665	6,358,560	1,403,136
Payable for fund shares redeemed	218,783	194,819	325,268	562,993
Payable to Investment Advisor	—	—	24,629	83,596
Other accrued expenses	301,151	297,392	369,439	559,013

Total Liabilities	17,901,523	3,993,184	19,634,128	22,637,415

NET ASSETS	$196,206,618	$184,002,506	$248,804,259	$417,091,496

NET ASSETS CONSIST OF:
Capital stock	185,811,508	173,235,898	237,136,718	407,398,913
Unrealized appreciation on:
Investments	4,858,094	4,176,613	7,324,537	5,772,657
Investments in affiliates	7,556,862	8,002,704	7,555,016	2,469,115
Accumulated undistributed net investment
income (loss)	30,386	401,461	874,579	3,698,415
Accumulated undistributed net realized loss	(2,050,232)	(1,814,170)	(4,086,591)	(2,247,604)

Total Net Assets	$196,206,618	$184,002,506	$248,804,259	$417,091,496

Institutional Shares
Shares outstanding (unlimited shares of no par
value authorized)	28,609	27,611	26,021	15,653
Net assets	270,859	272,342	251,251	159,842
Net asset value, offering and redemption price
per share	$9.47	$9.86	$9.66	$10.21

Service Shares
Shares outstanding (unlimited shares of no par
value authorized)	20,696,686	18,634,565	25,743,113	40,842,515
Net assets	195,935,759	183,730,164	248,553,008	416,931,654
Net asset value, offering and redemption price
per share	$9.47	$9.86	$9.66	$10.21

[1]Includes loaned securities with a market value of:	$16,275,100	$3,177,643	$12,060,893	$19,517,465

See notes to financial statements.

GuideMarkSM Funds & GuidePathSM Funds
STATEMENTS OF ASSETS & LIABILITIES (Continued)
September 30, 2012 (Unaudited)

	Multi-Asset Income Asset Allocation Fund	Fixed Income Allocation Fund	Altegris® Multi-Strategy Alternative Allocation Fund

ASSETS:
Investments, at value (cost $56,990,761, $152,755,685,
and $3,030,883, respectively)[1]	$57,417,186	$153,130,802	$3,030,883
Investments in affiliates, at value (cost $4,100,634,
$64,915,339, and $139,249,028, respectively)	4,151,888	65,046,767	139,081,148
Cash	53,895	5,844	—
Income receivable	101,599	31,943	302
Receivable for investment securities sold	28,774	—	—
Receivable for fund shares sold	289,027	2,330,643	1,490,359

Total Assets	62,042,369	220,545,999	143,602,692

LIABILITIES:
Payable for collateral on securities loaned	10,032,164	14,579,236	—
Payable for investment securities purchased	171,382	732,173	189,668
Payable for fund shares redeemed	114,386	265,728	234,905
Payable to Investment Advisor	6,339	36,296	17,309
Other accrued expenses	39,012	134,343	94,950

Total Liabilities	10,363,283	15,747,776	536,832

NET ASSETS	$51,679,086	$204,798,223	$143,065,860

NET ASSETS CONSIST OF:
Capital stock	50,972,819	203,992,786	143,049,681
Unrealized appreciation (depreciation) on:
Investments	426,425	375,117	—
Investments in affiliates	51,254	131,428	(167,880)
Accumulated undistributed net investment income	229,617	291,903	185,119
Accumulated undistributed net realized gain (loss)	(1,029)	6,989	(1,060)

Total Net Assets	$51,679,086	$204,798,223	$143,065,860

Institutional Shares
Shares outstanding (unlimited shares of no par value authorized)	—	11,449	15,119
Net assets	—	115,026	151,224
Net asset value, offering and redemption price per share	$—	$10.05	$10.00

Service Shares
Shares outstanding (unlimited shares of no par value authorized)	5,095,401	20,386,822	14,289,105
Net assets	51,679,086	204,683,197	142,914,636
Net asset value, offering and redemption price per share	$10.14	$10.04	$10.00

[1]Includes loaned securities with a market value of:	$9,744,306	$14,236,877	$—

See notes to financial statements.

GuideMarkSM Funds & GuidePathSM Funds
STATEMENTS OF OPERATIONS
For the Period Ended September 30, 2012 (Unaudited)

	Large Cap Growth Fund	Large Cap Value Fund	Small/Mid Cap Core Fund

INVESTMENT INCOME:
Dividend income (net of withholding tax of $(232),
$12,987, and $0, respectively)	$1,293,272	$2,742,392	$632,746
Interest income	2,834	1,887	1,299

Total investment income	1,296,106	2,744,279	634,045

EXPENSES
Investment advisory fees	644,172	665,551	296,336
Distribution (12b-1) fees – Service Shares	185,409	181,519	54,847
Administrative service fees – Service Shares	185,409	181,519	54,847
Shareholder servicing fees – Service Shares	53,107	51,995	15,357
Legal fees	39,745	44,926	18,576
Custody fees	36,276	12,685	26,808
Administration fees	35,974	36,418	14,004
Federal and state registration fees	25,551	24,634	23,143
Fund accounting fees	20,331	20,522	9,728
Directors’ fees and expenses	18,994	19,539	7,841
Audit and tax fees	16,500	16,473	15,006
Reports to shareholders	10,683	14,093	4,996
Transfer agent fees and expenses	7,280	7,491	4,784
Insurance fees	4,758	4,880	1,787
Compliance fees	3,748	3,900	1,616

Total expenses	1,287,937	1,286,145	549,676

Expense reimbursement by Advisor (See Note 3)	(7,093)	—	(1,213)
Less securities lending credit (See Note 6)	(15,140)	(4,235)	(17,945)

Net expenses	1,265,704	1,281,910	530,518

Net investment income	30,402	1,462,369	103,527

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain (loss) on investments	461,849	(542,207)	346,117
Net change in unrealized appreciation (depreciation)
on investments	(2,542,729)	869,981	127,131

Net realized and unrealized gain (loss)	(2,080,880)	327,774	473,248

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(2,050,478)	$1,790,143	$576,775

See notes to financial statements.

GuideMarkSM Funds & GuidePathSM Funds
STATEMENTS OF OPERATIONS (Continued)
For the Period Ended September 30, 2012 (Unaudited)

	World ex-US Fund	Opportunistic Equity Fund	Global Real Return Fund

INVESTMENT INCOME:
Dividend income (net of withholding tax of $540,057, $655,
and $0, respectively)	$4,311,253	$1,262,848	$1,104,929
Interest income	1,731	6,853	294

Total investment income	4,312,984	1,269,701	1,105,223

EXPENSES:
Investment advisory fees	864,059	590,374	349,811
Distribution (12b-1) fees – Service Shares	236,547	119,808	119,144
Administrative service fees – Service Shares	236,547	119,808	119,144
Shareholder servicing fees – Service Shares	66,233	33,546	33,360
Legal fees	49,166	41,219	24,114
Custody fees	215,974	16,504	8,804
Administration fees	42,480	27,274	21,361
Federal and state registration fees	27,264	30,661	30,336
Fund accounting fees	66,744	21,221	11,106
Directors’ fees and expenses	24,046	15,236	13,579
Audit and tax fees	15,953	15,006	17,792
Reports to shareholders	15,137	12,052	9,079
Transfer agent fees and expenses	8,270	6,417	5,922
Insurance fees	6,130	3,419	2,299
Compliance fees	4,859	3,015	1,541

Total expenses	1,879,409	1,055,560	767,392

Expense reimbursement by Advisor (See Note 3)	(62,186)	(13,531)	—
Less securities lending credit (See Note 6)	(651)	(1,635)	(34,735)

Net expenses	1,816,572	1,040,394	732,657

Net investment income	2,496,412	229,307	372,566

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized loss on:
Investments	(8,033,420)	(793,438)	(2,010,635)
Foreign currencies	(73,861)	—	—

Total	(8,107,281)	(793,438)	(2,010,635)

Net change in unrealized appreciation (depreciation) on:
Investments	7,272,445	(1,028,318)	2,354,642
Foreign currencies	(14,712)	—	—

Total	7,257,733	(1,028,318)	2,354,642

Net realized and unrealized gain (loss)	(849,548)	(1,821,756)	344,007

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,646,864	$(1,592,449)	$716,573

See notes to financial statements.

GuideMarkSM Funds & GuidePathSM Funds
STATEMENTS OF OPERATIONS (Continued)
For the Period Ended September 30, 2012 (Unaudited)

	Core Fixed Income Fund	Tax-Exempt Fixed Income Fund	Opportunistic Fixed Income Fund

INVESTMENT INCOME:
Dividend income (net of withholding tax of $0, $0, $11,170)	$9,053	$—	$196,619
Interest income (net of withholding tax of $0, $0, $109,969)	5,817,614	1,707,282	6,293,146

Total investment income	5,826,667	1,707,282	6,489,765

EXPENSES:
Investment advisory fees	1,215,327	205,110	900,004
Distribution (12b-1) fees – Service Shares	547,352	102,555	250,739
Administrative service fees – Service Shares	547,352	102,555	250,739
Shareholder servicing fees – Service Shares	174,250	32,817	78,366
Legal fees	109,853	15,626	58,490
Custody fees	38,495	5,619	97,370
Administration fees	87,962	16,813	47,689
Federal and state registration fees	23,270	24,070	38,237
Fund accounting fees	91,833	16,703	80,232
Directors’ fees and expenses	50,470	8,358	29,171
Audit and tax fees	19,032	13,757	22,278
Reports to shareholders	34,708	1,098	21,061
Transfer agent fees and expenses	14,324	3,747	9,359
Insurance fees	12,235	2,710	4,758
Compliance fees	10,003	1,647	3,653

Total expenses	2,976,466	553,185	1,892,146

Expense reimbursement by Advisor (See Note 3)	—	(24,002)	(41,385)
Less securities lending credit (See Note 6)	(920)	—	—

Net expenses	2,975,546	529,183	1,850,761

Net investment income	2,851,121	1,178,099	4,639,004

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain on:
Investments	6,645,563	701,501	73,748
Foreign currencies	—	—	(196,129)
Forward currency exchange contracts	—	—	3,006,559
Forward sale commitments	(414,221)	—	—
Swaps	—	—	(806,318)
Futures contracts	460,104	—	(287,368)
Written Options	—	—	165,802

Total	6,691,446	701,501	1,956,294

Net change in unrealized appreciation (depreciation) on:
Investments	8,771,165	1,454,085	6,041,445
Foreign currencies	—	—	(7,307)
Forward currency contracts	—	—	(147,808)
Forward sale commitments	3,125	—	—
Swaps	—	—	(353,796)
Futures contracts	198,569	—	69,363
Written Options	—	—	(127,271)

Total	8,972,859	1,454,085	5,474,626

Net realized and unrealized gain	15,664,305	2,155,586	7,430,920

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$18,515,426	$3,333,685	$12,069,924

See notes to financial statements.

GuideMarkSM Funds & GuidePathSM Funds
STATEMENTS OF OPERATIONS (Continued)
For the Period Ended September 30, 2012 (Unaudited)

	Strategic Asset Allocation Fund	Tactical Constrained Asset Allocation Fund	Tactical Unconstrained Asset Allocation Fund	Absolute Return Asset Allocation Fund

INVESTMENT INCOME:
Dividend income	$1,106,342	$833,217	$1,600,889	$3,814,517
Dividends from affiliate investments	—	355,114	269,744	929,485
Interest income	3,439	3,252	4,309	7,292

Total investment income	1,109,781	1,191,583	1,874,942	4,751,294

EXPENSES:
Investment advisory fees	213,551	211,479	388,683	585,252
Distribution (12b-1) fees – Service Shares	213,520	211,447	277,601	418,019
Administrative service fees – Service Shares	213,520	211,447	277,601	418,019
Shareholder servicing fees – Service Shares	85,408	84,579	111,040	167,208
Legal fees	33,377	33,371	44,501	64,074
Custody fees	26,221	37,286	47,386	54,253
Administration fees	28,877	28,797	37,636	52,945
Federal and state registration fees	31,408	31,140	36,402	47,019
Fund accounting fees	12,230	12,354	15,910	21,994
Directors’ fees and expenses	14,782	14,725	19,209	27,015
Audit and tax fees	7,217	7,217	7,217	7,217
Reports to shareholders	12,749	12,708	16,730	24,370
Transfer agent fees and expenses	4,078	4,078	4,501	5,213
Insurance fees	2,321	2,254	3,027	4,209
Compliance fees	2,247	2,231	2,963	4,270

Total expenses	901,506	905,113	1,290,407	1,901,077

Expense reimbursement by Advisor
(See Note 3)	(18,644)	(19,131)	(43,496)	(2,596)
Less securities lending credit (See Note 6)	(28,740)	(40,150)	(25,415)	(59,170)

Net expenses	854,122	845,832	1,221,496	1,839,311

Net investment income	255,659	345,751	653,446	2,911,983

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized loss on:
Investments	(480,153)	(9,699)	927,096	(1,630,553)
Investments in affiliates	(466,494)	(361,753)	(976,092)	(17,333)

Total	(946,647)	(371,452)	(48,996)	(1,647,886)

Net change in unrealized appreciation on:
Investments	1,057,559	771,782	2,343,189	4,049,324
Investments in affiliates	1,928,924	2,482,329	1,526,728	1,631,665

Total	2,986,483	3,254,111	3,869,917	5,680,989

Net realized and unrealized gain	2,039,836	2,882,659	3,820,921	4,033,103

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$2,295,495	$3,228,410	$4,474,367	$6,945,086

See notes to financial statements.

GuideMarkSM Funds & GuidePathSM Funds
STATEMENTS OF OPERATIONS (Continued)
For the Period August 31, 2012[1] through September 30, 2012 (Unaudited)

	Multi-Asset Income Asset Allocation Fund	Fixed Income Allocation Fund	Altegris® Multi-Strategy Alternative Allocation Fund

INVESTMENT INCOME:
Dividend income	$262,812	$54,958	$—
Dividends from affiliate investments	12,635	407,933	298,388
Interest income	319	1,297	302

Total investment income	275,766	464,188	298,690

EXPENSES:
Investment advisory fees	14,684	41,028	17,309
Distribution (12b-1) fees – Service Shares	10,488	41,014	28,831
Administrative service fees – Service Shares	10,488	41,014	28,831
Shareholder servicing fees – Service Shares	4,195	16,406	11,532
Legal fees	1,340	5,119	3,542
Custody fees	2,250	6,750	3,450
Administration fees	1,500	5,850	4,050
Federal and state registration fees	4,728	11,378	9,040
Directors’ fees and expenses	1,182	2,632	1,984
Audit and tax fees	2,095	2,094	2,094
Reports to shareholders	1,170	3,042	2,250
Transfer agent fees and expenses	120	150	210
Insurance fees	150	150	150
Compliance fees	104	390	298

Total expenses	54,494	177,017	113,571

Expense reimbursement by Advisor (See Note 3)	(8,345)	(4,732)	—

Net expenses	46,149	172,285	113,571

Net investment income	229,617	291,903	185,119

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain (loss) on:
Investments	(985)	11,552	—
Investments in affiliates	(44)	(4,563)	(1,060)

Total	(1,029)	6,989	(1,060)

Net change in unrealized appreciation (depreciation) on:
Investments	426,425	375,117	—
Investments in affiliates	51,254	131,428	(167,880)

Total	477,679	506,545	(167,880)

Net realized and unrealized gain (loss)	476,650	513,534	(168,940)

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$706,267	$805,437	$16,179

[1] Date of inception.

See notes to financial statements.

GuideMarkSM Funds & GuidePathSM Funds
STATEMENTS OF CHANGES IN NET ASSETS

	Large Cap Growth Fund		Large Cap Value Fund

	Period Ended September 30, 2012	Year Ended March 31, 2012	Period Ended September 30, 2012	Year Ended March 31, 2012

	(Unaudited)		(Unaudited)
OPERATIONS:
Net investment income (loss)	$30,402	$(449,570)	$1,462,369	$2,298,446
Net realized gain (loss) on investment transactions	461,849	25,379,781	(542,207)	33,842,641
Change in unrealized appreciation (depreciation)
on investments	(2,542,729)	(12,286,197)	869,981	(28,443,449)

Net increase (decrease) in net assets resulting
from operations	(2,050,478)	12,644,014	$1,790,143	7,697,638

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	13,509,607	31,939,165	16,808,020	41,284,965
Shares issued to holders in reinvestment of dividends	—	—	—	559,662
Shares redeemed	(8,808,519)	(3,895,350)	(12,295,538)	(5,173,389)

Net increase	4,701,088	28,043,815	4,512,482	36,671,238

Service Shares
Shares sold	7,686,062	112,113,323	7,851,429	114,824,850
Shares issued to holders in reinvestment of dividends	—	—	—	1,676,458
Shares redeemed	(32,212,811)	(163,945,672)	(31,955,545)	(155,967,475)

Net decrease	(24,526,749)	(51,832,349)	(24,104,116)	(39,466,167)

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS:
Net investment income – Institutional Shares	—	—	—	(559,662)
Net investment income – Service Shares	—	—	—	(1,676,610)

Total dividends and distributions	—	—	—	(2,236,272)

INCREASE (DECREASE) IN NET ASSETS	(21,876,139)	(11,144,520)	(17,801,491)	2,666,437
NET ASSETS:
Beginning of year	199,984,668	211,129,188	202,798,778	200,132,341

End of year (including undistributed net investment
income (loss) of $(40,620), $(71,022), $2,023,672
and $561,303, respectively)	$178,108,529	$199,984,668	$184,997,287	$202,798,778

CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	1,326,427	3,362,999	2,079,099	5,351,797
Shares issued to holders in reinvestment of dividends	—	—	—	74,821
Shares redeemed	(854,768)	(428,892)	(1,502,636)	(694,851)

Net increase	471,659	2,934,107	576,463	4,731,767

Service Shares
Shares sold	757,872	11,684,957	957,975	14,492,557
Shares issued to holders in reinvestment of dividends	—	—	—	221,754
Shares redeemed	(3,211,070)	(16,938,911)	(3,941,476)	(19,524,651)

Net decrease	(2,453,198)	(5,253,954)	(2,983,501)	(4,810,340)

See notes to financial statements.

GuideMarkSM Funds & GuidePathSM Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Small/Mid Cap Core Fund		World ex-US Fund

	Period Ended September 30, 2012	Year Ended March 31, 2012	Period Ended September 30, 2012	Year Ended March 31, 2012

	(Unaudited)		(Unaudited)
OPERATIONS:
Net investment income (loss)	$103,527	$(371,574)	$2,496,412	$2,645,204
Net realized gain (loss) on investment transactions	346,117	3,417,901	(8,107,281)	(789,893)
Change in unrealized appreciation (depreciation)
on investments	127,131	(3,661,311)	7,257,733	(23,504,431)
Net increase (decrease) in net assets resulting

from operations	576,775	(614,984)	$1,646,864	(21,649,120)

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	15,069,678	35,637,119	36,793,409	47,752,548
Shares issued to holders in reinvestment of dividends	—	—	—	536,257
Shares redeemed	(11,209,383)	(7,995,819)	(9,951,265)	(8,429,463)

Net increase	3,860,295	27,641,300	26,842,144	39,859,342

Service Shares
Shares sold	2,328,542	55,798,047	49,327,588	54,279,153
Shares issued to holders in reinvestment of dividends	—	—	—	2,278,571
Shares redeemed	(7,477,447)	(47,522,395)	(34,182,839)	(115,730,785)

Net increase (decrease)	(5,148,905)	8,275,652	15,144,749	(59,173,061)

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS:
Net investment income – Institutional Shares	—	—	—	(536,257)
Net investment income – Service Shares	—	—	—	(2,279,735)

Total dividends and distributions	—	—	—	(2,815,992)

INCREASE (DECREASE) IN NET ASSETS	(711,835)	35,301,968	43,633,757	(43,778,831)
NET ASSETS:
Beginning of year	78,050,757	42,748,789	225,923,238	269,702,069

End of year (including undistributed net investment
income (loss) of $68,865, $(34,662), $4,512,313
and $2,015,901, respectively)	$77,338,922	$78,050,757	$269,556,995	$225,923,238

CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	1,343,207	3,418,942	5,119,414	6,489,227
Shares issued to holders in reinvestment of dividends	—	—	—	81,251
Shares redeemed	(983,119)	(814,996)	(1,390,975)	(1,169,799)

Net increase	360,088	2,603,946	3,728,439	5,400,679

Service Shares
Shares sold	208,655	4,905,502	7,239,938	7,284,429
Shares issued to holders in reinvestment of dividends	—	—	—	344,195
Shares redeemed	(673,194)	(4,419,198)	(4,816,056)	(15,197,691)

Net increase (decrease)	(464,539)	486,304	2,423,882	(7,569,067)

See notes to financial statements.

GuideMarkSM Funds & GuidePathSM Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Opportunistic Equity Fund		Global Real Return Fund

	Period Ended September 30, 2012	Year Ended Ended March 31, 2012	Period Ended September 30, 2012	Year Ended Ended March 31, 2012

	(Unaudited)		(Unaudited)
OPERATIONS:
Net investment income (loss)	$229,307	$(122,977)	$372,566	$974,947
Net realized loss on investment transactions	(793,438)	(12,577,311)	(2,010,635)	(4,165,500)
Change in unrealized appreciation (depreciation)
on investments	(1,028,318)	10,647,956	2,354,642	(5,019,398)

Net increase (decrease) in net assets resulting
from operations	(1,592,449)	(2,052,332)	716,573	(8,209,951)

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	20,031,006	52,372,060	5,627,680	10,727,543
Shares issued to holders in reinvestment of dividends	—	—	—	134,132
Shares redeemed	(12,640,760)	(9,512,689)	(2,302,269)	(458,265)

Net increase	7,390,246	42,859,371	3,325,411	10,403,410

Service Shares
Shares sold	3,737,761	182,674,884	4,810,365	169,097,947
Shares issued to holders in reinvestment of dividends	—	—	—	1,004,029
Shares redeemed	(26,231,942)	(63,026,524)	(15,279,408)	(57,155,937)

Net increase (decrease)	(22,494,181)	119,648,360	(10,469,043)	112,946,039

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS:
Net investment income – Institutional Shares	—	—	—	(126,411)
Net investment income – Service Shares	—	—	—	(946,234)
Return of capital – Institutional Shares	—	—	—	(7,721)
Return of capital – Service Shares	—	—	—	(57,795)

Total dividends and distributions	—	—	—	(1,138,161)

INCREASE (DECREASE) IN NET ASSETS	(16,696,384)	160,455,399	(6,427,059)	114,001,337
NET ASSETS:
Beginning of year	160,455,399	0	114,003,337	2,000

End of year (including undistributed net investment
income (loss) of $229,307, $0, $319,639 and
$(52,927), respectively)	$143,759,015	$160,455,399	$107,576,278	$114,003,337

CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	2,137,212	5,777,090	621,828	1,149,354
Shares issued to holders in reinvestment of dividends	—	—	—	15,418
Shares redeemed	(1,358,377)	(1,109,784)	(255,706)	(50,346)

Net increase	778,835	4,667,306	366,122	1,114,426

Service Shares
Shares sold	399,554	18,575,216	528,074	16,979,915
Shares issued to holders in reinvestment of dividends	—	—	—	114,746
Shares redeemed	(2,863,329)	(6,986,890)	(1,685,008)	(6,075,142)

Net increase (decrease)	(2,463,775)	11,588,326	(1,156,934)	11,019,519

See notes to financial statements.

GuideMarkSM Funds & GuidePathSM Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Core Fixed Income Fund		Tax-Exempt Fixed Income Fund

	Period Ended September 30, 2012	Year Ended March 31, 2012	Period Ended September 30, 2012	Year Ended March 31, 2012

	(Unaudited)		(Unaudited)
OPERATIONS:
Net investment income	$2,851,121	$7,479,078	$1,178,099	$2,972,685
Net realized gain on investment transactions	6,691,446	11,539,240	701,501	1,394,371
Change in unrealized appreciation on investments	8,972,859	6,673,590	1,454,085	5,756,168

Net increase in net assets resulting from operations	18,515,426	25,691,908	3,333,685	10,123,224

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	82,081,318	68,940,739	—	—
Shares issued to holders in reinvestment of dividends	710,037	584,438	—	—
Shares redeemed	(15,460,047)	(38,116,152)	—	—

Net increase	67,331,308	31,409,025	—	—

Service Shares
Shares sold	85,034,684	229,985,171	9,199,312	24,438,594
Shares issued to holders in reinvestment of dividends	2,886,231	7,246,292	1,174,097	2,989,714
Shares redeemed	(224,083,845)	(401,161,022)	(11,758,965)	(123,481,858)

Net decrease	(136,162,930)	(163,929,559)	(1,385,556)	(96,053,550)

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS:
Net investment income – Institutional Shares	(710,037)	(584,438)	—	—
Net investment income – Service Shares	(2,886,344)	(7,246,797)	(1,174,650)	(2,990,928)

Total dividends and distributions	(3,596,381)	(7,831,235)	(1,174,650)	(2,990,928)

INCREASE (DECREASE) IN NET ASSETS	(53,912,577)	(114,659,861)	773,479	(88,921,254)
NET ASSETS:
Beginning of year	467,281,101	581,940,962	81,408,890	170,330,144

End of year (including undistributed net investment
income of $175,001, $920,261, $69,909 and
$66,460, respectively)	$413,368,524	$467,281,101	$82,182,369	$81,408,890

CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	8,182,491	7,100,674	—	—
Shares issued to holders in reinvestment of dividends	71,184	59,987	—	—
Shares redeemed	(1,543,831)	(3,884,464)	—	—

Net increase	6,709,844	3,276,197	—	—

Service Shares
Shares sold	8,543,970	23,714,369	786,197	2,176,388
Shares issued to holders in reinvestment of dividends	289,681	746,764	100,747	266,512
Shares redeemed	(22,308,717)	(42,102,151)	(1,005,473)	(11,311,366)

Net decrease	(13,475,066)	(17,641,018)	(118,529)	(8,868,466)

See notes to financial statements.

GuideMarkSM Funds & GuidePathSM Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Opportunistic Fixed Income Fund		Strategic Asset Allocation Fund

	Period Ended September 30, 2012	Year Ended Ended March 31, 2012	Period Ended September 30, 2012	April 29, 2011[1] Ended March 31, 2012

	(Unaudited)		(Unaudited)
OPERATIONS:
Net investment income	$4,639,004	$8,223,478	$255,659	$791,099
Net realized gain (loss) on investment transactions	1,956,294	(5,030,191)	(946,647)	(1,102,775)
Change in unrealized appreciation (depreciation)
on investments	5,474,626	(2,198,514)	2,986,483	9,428,473

Net increase in net assets resulting from operations	12,069,924	994,773	2,295,495	9,116,797

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	75,698,832	64,598,842	275,508	—
Shares issued to holders in reinvestment of dividends	1,557,264	1,095,080	—	—
Shares redeemed	(17,916,612)	(27,299,114)	—	—

Net increase	59,339,484	38,394,808	275,508	—

Service Shares
Shares sold	34,457,501	307,026,836	77,393,185	147,611,371
Shares issued to holders in reinvestment of dividends	2,979,597	6,865,088	—	1,067,171
Shares redeemed	(92,630,104)	(102,815,560)	(28,406,804)	(12,102,934)

Net increase (decrease)	(55,193,006)	211,076,364	48,986,381	136,575,608

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS:
Net investment income – Institutional Shares	(1,557,264)	(1,095,080)	—	—
Net investment income – Service Shares	(2,979,597)	(6,865,088)	—	(1,058,402)
Return of capital – Service Shares	—	—	—	(8,769)

Total dividends and distributions	(4,536,861)	(7,960,168)	—	(1,067,171)

INCREASE IN NET ASSETS	11,679,541	242,505,777	51,557,384	144,625,234
NET ASSETS:
Beginning of year	242,507,777	2,000	144,649,234	24,000

End of year (including undistributed net investment
income (loss) of $(1,601,209), $(1,703,352),
$30,386 and $(225,273), respectively)	$254,187,318	$242,507,777	$196,206,618	$144,649,234

CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	7,723,303	6,736,982	28,609	—
Shares issued to holders in reinvestment of dividends	158,802	115,534	—	—
Shares redeemed	(1,844,560)	(2,895,278)	—	—

Net increase	6,037,545	3,957,238	28,609	—

Service Shares
Shares sold	3,553,280	30,996,452	8,530,867	16,559,127
Shares issued to holders in reinvestment of dividends	306,766	721,132	—	126,143
Shares redeemed	(9,444,171)	(10,686,604)	(3,127,139)	(1,394,712)

Net increase (decrease)	(5,584,125)	21,030,980	5,403,728	15,290,558

[1] Date of inception.

See notes to financial statements.

GuideMarkSM Funds & GuidePathSM Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Tactical Constrained Asset Allocation Fund		Tactical Unconstrained Asset Allocation Fund

	Period Ended September 30, 2012	April 29, 2011[1] Ended March 31, 2012	Period Ended September 30, 2012	April 29, 2011[1] Ended March 31, 2012

	(Unaudited)		(Unaudited)
OPERATIONS:
Net investment income	$345,751	$935,052	$653,446	$846,897
Net realized loss on investment transactions	(371,452)	(1,442,718)	(48,996)	(4,037,929)
Change in unrealized appreciation on investments	3,254,111	8,925,206	3,869,917	11,009,636

Net increase in net assets resulting from operations	3,228,410	8,417,540	4,474,367	7,818,604

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	275,554	—	253,702	—
Shares issued to holders in reinvestment of dividends	—	—	—	—
Shares redeemed	—	—	—	—

Net increase	275,554	—	253,702	—

Service Shares
Shares sold	76,370,498	147,249,517	102,812,722	195,854,836
Shares issued to holders in reinvestment of dividends	—	920,562	—	667,199
Shares redeemed	(39,017,070)	(12,545,943)	(43,439,970)	(18,994,002)

Net increase	37,353,428	135,624,136	59,372,752	177,528,033

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS:
Net investment income – Service Shares	—	(920,562)	—	(667,199)

Total dividends and distributions	—	(920,562)	—	(667,199)

INCREASE IN NET ASSETS	40,857,392	143,121,114	64,100,821	184,679,438
NET ASSETS:
Beginning of year	143,145,114	24,000	184,703,438	24,000

End of year (including undistributed net investment income of $401,461, $55,710, $874,579 and $221,133, respectively)	$184,002,506	$143,145,114	$248,804,259	$184,703,438

CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	27,611	—	26,021	—
Shares issued to holders in reinvestment of dividends	—	—	—	—
Shares redeemed	—	—	—	—

Net increase	27,611	—	26,021	—

Service Shares
Shares sold	8,071,227	15,938,306	11,016,048	21,367,013
Shares issued to holders in reinvestment of dividends	—	103,318	—	75,732
Shares redeemed	(4,097,861)	(1,382,825)	(4,636,280)	(2,081,801)

Net increase	3,973,366	14,658,799	6,379,768	19,360,944

[1] Date of inception.

See notes to financial statements.

GuideMarkSM Funds & GuidePathSM Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Absolute Return Asset Allocation Fund		Multi-Asset Income Asset Allocation Fund

	Period Ended September 30, 2012	April 29, 2011[1] Ended March 31, 2012	August 31, 2012[1] Ended September 30, 2012

	(Unaudited)		(Unaudited)
OPERATIONS:
Net investment income	$2,911,983	$1,871,070	$229,617
Net realized loss on investment transactions	(1,647,886)	(599,718)	(1,029)
Change in unrealized appreciation on investments	5,680,989	2,560,783	477,679

Net increase in net assets resulting from operations	6,945,086	3,832,135	706,267

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	159,502	—	—
Shares issued to holders in reinvestment of dividends	—	—	—
Shares redeemed	—	—	—

Net increase	159,502	—	—

Service Shares
Shares sold	225,152,188	259,307,338	51,998,697
Shares issued to holders in reinvestment of dividends	—	1,125,858	—
Shares redeemed	(53,819,977)	(24,508,776)	(1,025,878)

Net increase	171,332,211	235,924,420	50,972,819

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS:
Net investment income – Service Shares	—	(1,125,858)	—

Total dividends and distributions	—	(1,125,858)	—

INCREASE IN NET ASSETS	178,436,799	238,630,697	51,679,086
NET ASSETS:
Beginning of year	238,654,697	24,000	0

End of year (including undistributed net investment income of $3,698,415, $786,432, and $229,617, respectively)	$417,091,496	$238,654,697	$51,679,086

CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	15,653	—	—
Shares issued to holders in reinvestment of dividends	—	—	—
Shares redeemed	—	—	—

Net increase	15,653	—	—

Service Shares
Shares sold	22,416,732	26,122,395	5,196,377
Shares issued to holders in reinvestment of dividends	—	114,300	—
Shares redeemed	(5,348,108)	(2,465,204)	(100,976)

Net increase	17,068,624	23,771,491	5,095,401

[1] Date of inception.

See notes to financial statements.

GuideMarkSM Funds & GuidePathSM Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Fixed Income Allocation Fund	Altegris® Multi-Strategy Alternative Allocation Fund

	August 31, 2012[1] Ended September 30, 2012	August 31, 2012[1] Ended September 30, 2012

	(Unaudited)	(Unaudited)
OPERATIONS:
Net investment income	$291,903	$185,119
Net realized gain (loss) on investment transactions	6,989	(1,060)
Change in unrealized appreciation (depreciation) on investments	506,545	(167,880)

Net increase in net assets resulting from operations	805,437	16,179

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	114,604	152,248
Shares issued to holders in reinvestment of dividends	—	—
Shares redeemed	—	—

Net increase	114,604	152,248

Service Shares
Shares sold	208,823,024	145,750,507
Shares issued to holders in reinvestment of dividends	—	—
Shares redeemed	(4,944,842)	(2,853,074)

Net increase	203,878,182	142,897,433

INCREASE IN NET ASSETS	204,798,223	143,065,860
NET ASSETS:
Beginning of year	0	0

End of year (including undistributed net investment income of $291,903 and $185,119, respectively)	$204,798,223	$143,065,860

CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	11,449	15,119
Shares issued to holders in reinvestment of dividends	—	—
Shares redeemed	—	—

Net increase	11,449	15,119

Service Shares
Shares sold	20,880,725	14,574,082
Shares issued to holders in reinvestment of dividends	—	—
Shares redeemed	(493,903)	(284,977)

Net increase	20,386,822	14,289,105

[1] Date of inception.

See notes to financial statements.

GuideMarkSM Funds & GuidePathSM Funds
FINANCIAL HIGHLIGHTS

	Large Cap Growth Fund

	Institutional

	Period Ended September 30, 2012	April 29, 2011[1] Through March 31, 2012

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$10.68	$10.32
Income from investment operations:
Net investment income	0.02	0.01
Net realized and unrealized gains (losses) on investments	(0.05)	0.35

Total from investment operations	(0.03)	0.36

Net asset value, end of period	$10.65	$10.68

Total return	-0.28%[2]	3.49%[2]
Supplemental data and ratios:
Net assets, end of period	$36,274,829	$31,330,264
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit	0.92%[3]	0.93%[3]
After expense reimbursement (recapture) and securities lending credit	0.90%[3]	0.92%[3]
Ratio of net investment income (loss) to average net assets
Before expense reimbursement (recapture) and securities lending credit	0.50%[3]	0.33%[3]
After expense reimbursement (recapture) and securities lending credit	0.52%[3]	0.34%[3]
Portfolio turnover rate	25.33%[2]	126.61%

Portfolio Turnover is calculated for the Fund as a whole.
[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.

See notes to financial statements.

GuideMarkSM Funds & GuidePathSM Funds
FINANCIAL HIGHLIGHTS

	Large Cap Growth Fund

	Service

	Period Ended September 30, 2012	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$10.61	$9.99	$8.41	$5.67	$8.81	$9.62
Income from investment operations:
Net investment income (loss)	(0.01)	(0.03)	(0.01)	0.01	—	(0.01)
Net realized and unrealized gains (losses) on investments	(0.04)	0.65	1.59	2.75	(3.14)	(0.30)

Total from investment operations	(0.05)	0.62	1.58	2.76	(3.14)	(0.31)

Less distributions:
Dividends from net investment income	—	—	—	(0.01)	—	—
Dividends from net realized gains	—	—	—	—	— *	(0.50)
Return of capital	—	—	—	(0.01)	—	—

Total distributions	—	—	—	(0.02)	—	(0.50)

Net asset value, end of period	$10.56	$10.61	$9.99	$8.41	$5.67	$8.81

Total return	-0.47%[1]	6.21%	18.79%	48.60%	-35.63%	-3.88%
Supplemental data and ratios:
Net assets, end of period	$141,833,700	$168,654,404	$211,129,188	$207,928,223	$203,479,219	$649,307,452
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.52%[2]	1.54%	1.45%	1.46%	1.40%	1.33%
After expense reimbursement (recapture) and securities lending credit	1.49%[2]	1.49%	1.43%	1.41%	1.27%	1.28%
Ratio of net investment income (loss) to average net assets
Before expense reimbursement (recapture) and securities lending credit	-0.11%[2]	-0.32%	-0.13%	0.09%	-0.15%	-0.15%
After expense reimbursement (recapture) and securities lending credit	-0.08%[2]	-0.27%	-0.11%	0.14%	-0.02%	-0.10%
Portfolio turnover rate	25.33%[1]	126.61%	63.33%	69.83%	98.67%	62.86%

Portfolio Turnover is calculated for the Fund as a whole.
[1]	Not annualized.
[2]	Annualized.
*	Amount represents less than $0.01 per share.

See notes to financial statements.

GuideMarkSM Funds & GuidePathSM Funds
FINANCIAL HIGHLIGHTS

	Large Cap Value Fund

	Institutional

	Period Ended September 30, 2012	April 29, 2011[1] Through March 31, 2012

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$8.39	$8.54
Income from investment operations:
Net investment income	0.09	0.13
Net realized and unrealized gains (losses) on investments	0.05	(0.09)

Total from investment operations	0.14	0.04

Less distributions:
Dividends from net investment income	—	(0.19)

Total distributions	—	(0.19)

Net asset value, end of period	$8.53	$8.39

Total return	1.67%[2]	0.70%[2]
Supplemental data and ratios:
Net assets, end of period	$45,300,895	$39,721,680
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit	0.92%[3]	0.93%[3]
After expense reimbursement (recapture) and securities lending credit	0.91%[3]	0.92%[3]
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.98%[3]	1.89%[3]
After expense reimbursement (recapture) and securities lending credit	1.99%[3]	1.90%[3]
Portfolio turnover rate	7.55%[2]	95.12%

Portfolio Turnover is calculated for the Fund as a whole.
[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.

See notes to financial statements.

GuideMarkSM Funds & GuidePathSM Funds
FINANCIAL HIGHLIGHTS

	Large Cap Value Fund

	Service

	Period Ended September 30, 2012	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$8.47	$8.32	$7.44	$4.85	$9.85	$12.34
Income from investment operations:
Net investment income	0.07	0.10	0.09	0.10	0.19	0.15
Net realized and unrealized gains (losses) on investments	0.05	0.13	0.88	2.60	(4.99)	(1.55)

Total from investment operations	0.12	0.23	0.97	2.70	(4.80)	(1.40)

Less distributions:
Dividends from net investment income	—	(0.08)	(0.09)	(0.11)	(0.20)	(0.14)
Dividends from net realized gains	—	—	—	—	— *	(0.95)

Total distributions	—	(0.08)	(0.09)	(0.11)	(0.20)	(1.09)

Net asset value, end of period	$8.59	$8.47	$8.32	$7.44	$4.85	$9.85

Total return	1.42%[1]	2.87%	13.15%	55.37%	-48.85%	-12.23%
Supplemental data and ratios:
Net assets, end of period	$139,696,392	$163,077,098	$200,132,341	$200,627,939	$180,181,364	$574,388,589
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.49%[2]	1.51%	1.44%	1.44%	1.38%	1.33%
After expense reimbursement (recapture) and securities lending credit	1.48%[2]	1.49%	1.42%	1.40%	1.22%	1.28%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.39%[2]	1.13%	1.13%	1.27%	1.60%	1.16%
After expense reimbursement (recapture) and securities lending credit	1.40%[2]	1.15%	1.15%	1.31%	1.76%	1.21%
Portfolio turnover rate	7.55%[1]	95.12%	16.35%	26.85%	58.45%	40.54%

Portfolio Turnover is calculated for the Fund as a whole.
[1]	Not annualized.
[2]	Annualized.
*	Amount represents less than $0.01 per share.

See notes to financial statements.

GuideMarkSM Funds & GuidePathSM Funds
FINANCIAL HIGHLIGHTS

	Small/Mid Cap Core Fund

	Institutional

	Period Ended September 30, 2012	April 29, 2011[1] Through March 31, 2012

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$11.56	$11.99
Income from investment operations:
Net investment income	0.03	0.00
Net realized and unrealized gains (losses) on investments	0.06	(0.43)

Total from investment operations	0.09	(0.43)

Net asset value, end of period	$11.65	$11.56

Total return	0.78%[2]	-3.59%[2]
Supplemental data and ratios:
Net assets, end of period	$34,532,776	$30,106,471
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.07%[3]	1.22%[3]
After expense reimbursement (recapture) and securities lending credit	1.03%[3]	1.09%[3]
Ratio of net investment income (loss) to average net assets
Before expense reimbursement (recapture) and securities lending credit	0.56%[3]	-0.10%[3]
After expense reimbursement (recapture) and securities lending credit	0.60%[3]	0.03%[3]
Portfolio turnover rate	85.51%[2]	245.95%

Portfolio Turnover is calculated for the Fund as a whole.
[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.

See notes to financial statements.

GuideMarkSM Funds & GuidePathSM Funds
FINANCIAL HIGHLIGHTS

	Small/Mid Cap Core Fund

	Service

	Period Ended September 30, 2012	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of year	$11.50	$11.61	$9.46	$5.69	$9.24	$11.95
Income from investment operations:
Net investment income (loss)	—	(0.09)	(0.05)	0.01	0.08	0.08
Net realized and unrealized gains (losses) on investments	0.06	(0.02)	2.20	3.78	(3.56)	(2.36)

Total from investment operations	0.06	(0.11)	2.15	3.79	(3.48)	(2.28)

Less distributions:
Dividends from net investment income	—	—	—	— *	(0.07)	(0.08)
Dividends from net realized gains	—	—	—	—	—	(0.35)
Return of capital	—	—	—	(0.02)	— *	— *

Total distributions	—	—	—	(0.02)	(0.07)	(0.43)

Net asset value, end of period	$11.56	$11.50	$11.61	$9.46	$5.69	$9.24

Total return	0.52%[1]	-0.95%	22.73%	66.39%	-37.59%	-19.47%
Supplemental data and ratios:
Net assets, end of period	$42,806,146	$47,944,286	$42,748,789	$42,649,488	$45,179,654	$99,548,384
Ratio of expenses to average net assets
Before expense reimbursement(recapture) and securities lending credit	1.64%[2]	1.74%	1.71%	1.67%	1.59%	1.48%
After expense reimbursement (recapture) and securities lending credit	1.59%[2]	1.59%	1.59%	1.59%	1.28%	1.40%
Ratio of net investment income (loss) to average net assets
Before expense reimbursement (recapture) and securities lending credit	-0.06%[2]	-0.82%	-0.66%	-0.06%	0.58%	0.61%
After expense reimbursement (recapture) and securities lending credit	-0.01%[2]	-0.67%	-0.54%	0.02%	0.89%	0.69%
Portfolio turnover rate	85.51%[1]	245.95%	44.75%	52.31%	65.97%	127.62%

Portfolio Turnover is calculated for the Fund as a whole.
[1]	Not annualized.
[2]	Annualized.
*	Amount represents less than $0.01 per share.

See notes to financial statements.

GuideMarkSM Funds & GuidePathSM Funds
FINANCIAL HIGHLIGHTS

	World ex-US Fund

	Institutional

	Period Ended September 30, 2012	April 29, 2011[1] Through March 31, 2012

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$7.52	$8.75
Income from investment operations:
Net investment income	0.11	0.07
Net realized and unrealized losses on investments	(0.17)	(1.17)

Total from investment operations	(0.06)	(1.10)

Less distributions:
Dividends from net investment income	—	(0.13)

Total distributions	—	(0.13)

Net asset value, end of period	$7.46	$7.52

Total return	-0.80%[2]	-12.34%[2]
Supplemental data and ratios:
Net assets, end of period	$68,124,588	$40,623,156
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.08%[3]	1.08%[3]
After expense reimbursement (recapture) and securities lending credit	1.08%[3]	1.08%[3]
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	2.43%[3]	1.13%[3]
After expense reimbursement (recapture) and securities lending credit	2.43%[3]	1.13%[3]
Portfolio turnover rate	35.33%[2]	164.90%

Portfolio Turnover is calculated for the Fund as a whole.
[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.

See notes to financial statements.

GuideMarkSM Funds & GuidePathSM Funds
FINANCIAL HIGHLIGHTS

	World ex-US Fund

	Service

	Period Ended September 30, 2012	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$7.54	$8.39	$8.01	$5.80	$11.96	$14.73
Income from investment operations:
Net investment income	0.06	0.12	0.11	0.20	0.25	0.13
Net realized and unrealized gains (losses) on investments	(0.14)	(0.88)	0.40	2.22	(6.26)	(0.44)

Total from investment operations	(0.08)	(0.76)	0.51	2.42	(6.01)	(0.31)

Less distributions:
Dividends from net investment income	—	(0.09)	(0.13)	(0.21)	(0.07)	(0.14)
Dividends from net realized gains	—	—	—	—	(0.08)	(2.32)

Total distributions	—	(0.09)	(0.13)	(0.21)	(0.15)	(2.46)

Net asset value, end of period	$7.46	$7.54	$8.39	$8.01	$5.80	$11.96

Total return	-1.06%[1]	-8.92%	6.48%	41.68%	-50.42%	-3.85%
Supplemental data and ratios:
Net assets, end of period	$201,432,407	$185,300,082	$269,702,069	$269,621,569	$223,339,201	$681,622,030

Ratio of expenses to average net assets Before expense reimbursement (recapture) and securities lending credit	1.66%[2]	1.66%	1.50%	1.53%	1.53%	1.43%
After expense reimbursement (recapture) and securities lending credit	1.59%[2]	1.59%	1.50%	1.53%	1.52%	1.42%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.83%[2]	1.11%	1.34%	2.01%	1.94%	0.87%
After expense reimbursement (recapture) and securities lending credit	1.90%[2]	1.18%	1.34%	2.01%	1.95%	0.88%
Portfolio turnover rate	35.33%[1]	164.90%	47.34%	65.33%	144.98%	119.13%

Portfolio Turnover is calculated for the Fund as a whole.
[1]	Not annualized.
[2]	Annualized.

See notes to financial statements.

GuideMarkSM Funds & GuidePathSM Funds
FINANCIAL HIGHLIGHTS

	Opportunistic Equity Fund

	Institutional		Service

	Period Ended September 30, 2012	April 29, 2011[1] Through March 31, 2012	Period Ended September 30, 2012	Year Ended March 31, 2012

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$9.91	$10.21	$9.86	$10.00
Income from investment operations:
Net investment income (loss)	0.03	0.02	0.00	(0.02)
Net realized and unrealized losses on investments	(0.03)	(0.32)	(0.02)	(0.12)

Total from investment operations	0.00	(0.30)	(0.02)	(0.14)

Net asset value, end of period	$9.91	$9.91	$9.84	$9.86

Total return	0.00%[2]	-2.94%[2]	-0.20%[2]	-1.40%
Supplemental data and ratios:
Net assets, end of period	$53,992,396	$46,233,165	$89,766,619	$114,222,234
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.06%[3]	1.05%[3]	1.63%[3]	1.63%
After expense reimbursement (recapture) and securities lending credit	1.06%[3]	1.03%[3]	1.60%[3]	1.60%
Ratio of net investment income (loss) to average net assets
Before expense reimbursement (recapture) and securities lending credit	0.67%[3]	0.45%[3]	0.08%[3]	-0.19%
After expense reimbursement (recapture) and securities lending credit	0.67%[3]	0.47%[3]	0.11%[3]	-0.16%
Portfolio turnover rate	24.87%[2]	91.59%	24.87%[2]	91.59%

Portfolio Turnover is calculated for the Fund as a whole.
[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.

See notes to financial statements.

GuideMarkSM Funds & GuidePathSM Funds
FINANCIAL HIGHLIGHTS

	Global Real Return Fund

	Institutional		Service

	Period Ended September 30, 2012	April 29, 2011[1] Through March 31, 2012	Period Ended September 30, 2012	Year Ended March 31, 2012

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$9.35	$10.31	$9.40	$10.00
Income from investment operations:
Net investment income	0.07	0.10	0.03	0.07
Net realized and unrealized gains (losses) on investments	0.05	(0.88)	0.06	(0.59)

Total from investment operations	0.12	(0.78)	0.09	(0.52)

Less distributions:
Dividends from net investment income	—	(0.17)	—	(0.08)
Return of capital	—	(0.01)	—	— *

Total distributions	—	(0.18)	—	(0.08)

Net asset value, end of period	$9.47	$9.35	$9.49	$9.40

Total return	1.28%[2]	-7.48%[2]	0.96%[2]	-5.09%
Supplemental data and ratios:
Net assets, end of period	$14,015,160	$10,423,221	$93,561,118	$103,580,116
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit	0.91%[3]	0.89%[3]	1.49%[3]	1.47%
After expense reimbursement (recapture) and securities lending credit	0.85%[3]	0.82%[3]	1.43%[3]	1.44%
Ratio of net investment income (loss) to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.14%[3]	1.08%[3]	0.57%[3]	0.72%
After expense reimbursement (recapture) and securities lending credit	1.20%[3]	1.15%[3]	0.63%[3]	0.75%
Portfolio turnover rate	15.50%[2]	55.11%	15.50%[2]	55.11%

Portfolio Turnover is calculated for the Fund as a whole.
[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.
*	Amount represents less than $0.01 per share.

See notes to financial statements.

GuideMarkSM Funds & GuidePathSM Funds
FINANCIAL HIGHLIGHTS

	Core Fixed Income Fund

	Institutional

	Period Ended September 30, 2012	April 29, 2011[1] Through March 31, 2012

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$9.77	$9.48
Income from investment operations:
Net investment income (loss)	0.08	0.21
Net realized and unrealized gains on investments	0.32	0.31

Total from investment operations	0.40	0.52

Less distributions:
Dividends from net investment income	(0.11)	(0.23)

Total distributions	(0.11)	(0.23)

Net asset value, end of period	$10.06	$9.77

Total return	4.07%[2]	5.56%[2]
Supplemental data and ratios:
Net assets, end of period	$100,479,015	$31,999,581
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit	0.71%[3]	0.70%[3]
After expense reimbursement (recapture) and securities lending credit	0.71%[3]	0.69%[3]
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.68%[3]	2.14%[3]
After expense reimbursement (recapture) and securities lending credit	1.68%[3]	2.15%[3]
Portfolio turnover rate	170.22%[2]	427.36%

Portfolio Turnover is calculated for the Fund as a whole.
[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.

See notes to financial statements.

GuideMarkSM Funds & GuidePathSM Funds
FINANCIAL HIGHLIGHTS

	Core Fixed Income Fund

	Service

	Period Ended September 30, 2012	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$9.78	$9.36	$9.10	$7.92	$9.20	$9.27
Income from investment operations:
Net investment income	0.07	0.17	0.21	0.33	0.41	0.41
Net realized and unrealized gains (losses) on investments	0.30	0.42	0.29	1.17	(1.11)	(0.06)

Total from investment operations	0.37	0.59	0.50	1.50	(0.70)	0.35

Less distributions:
Dividends from net investment income	(0.07)	(0.17)	(0.24)	(0.32)	(0.40)	(0.41)
Dividends from net realized gains	—	—	—	—	(0.18)	(0.01)

Total distributions	(0.07)	(0.17)	(0.24)	(0.32)	(0.58)	(0.42)

Net asset value, end of period	$10.08	$9.78	$9.36	$9.10	$7.92	$9.20

Total return	3.81%[1]	6.35%	5.58%	19.21%	-7.57%	3.87%
Supplemental data and ratios:
Net assets, end of period	$312,889,509	$435,281,520	$581,940,962	$547,963,751	$504,451,429	$804,085,918
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.28%[2]	1.28%	1.25%	1.28%	1.26%	1.18%
After expense reimbursement (recapture) and securities lending credit	1.28%[2]	1.26%	1.24%	1.25%	1.18%	1.13%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.12%[2]	1.68%	2.23%	3.71%	4.54%	4.37%
After expense reimbursement (recapture) and securities lending credit	1.12%[2]	1.70%	2.24%	3.74%	4.62%	4.42%
Portfolio turnover rate	170.22%[1]	427.36%	485.40%	224.89%	261.77%	307.52%

Portfolio Turnover is calculated for the Fund as a whole.
[1]	Not annualized.
[2]	Annualized.

See notes to financial statements.

GuideMarkSM Funds & GuidePathSM Funds
FINANCIAL HIGHLIGHTS

	Tax-Exempt Fixed Income Fund

	Service

	Period Ended September 30, 2012	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$11.47	$10.67	$10.94	$10.27	$10.64	$10.92
Income from investment operations:
Net investment income	0.17	0.37	0.36	0.36	0.34	0.31
Net realized and unrealized gains (losses) on investments	0.30	0.80	(0.26)	0.66	(0.37)	(0.28)

Total from investment operations	0.47	1.17	0.10	1.02	(0.03)	0.03

Less distributions:
Dividends from net investment income	(0.17)	(0.37)	(0.37)	(0.35)	(0.34)	(0.31)

Total distributions	(0.17)	(0.37)	(0.37)	(0.35)	(0.34)	(0.31)

Net asset value, end of period	$11.77	$11.47	$10.67	$10.94	$10.27	$10.64

Total return	4.11%[1]	11.10%	0.89%	10.06%	-0.25%	0.28%
Supplemental data and ratios:
Net assets, end of period	$82,182,369	$81,408,890	$170,330,144	$195,328,951	$193,579,910	$257,440,133
Ratio of expenses to average net assets
Before expense reimbursement (recapture)	1.35%[2]	1.31%	1.29%	1.30%	1.30%	1.23%
After expense reimbursement (recapture)	1.29%[2]	1.29%	1.29%	1.29%	1.29%	1.23%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture)	2.81%[2]	3.16%	3.25%	3.30%	3.09%	2.93%
After expense reimbursement (recapture)	2.87%[2]	3.18%	3.25%	3.31%	3.10%	2.93%
Portfolio turnover rate	12.48%[1]	38.80%	38.01%	57.44%	44.37%	66.26%

[1]	Not annualized.
[2]	Annualized.

See notes to financial statements.

GuideMarkSM Funds & GuidePathSM Funds
FINANCIAL HIGHLIGHTS

	Opportunistic Fixed Income Fund

	Institutional		Service

	Period Ended September 30, 2012	April 29, 2011[1] Through March 31, 2012	Period Ended September 30, 2012	Year Ended March 31, 2012

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$9.70	$10.07	$9.70	$10.00
Income from investment operations:
Net investment income (loss)	0.20	0.35	0.17	0.34
Net realized and unrealized gains (losses) on investments	0.29	(0.34)	0.28	(0.31)

Total from investment operations	0.49	0.01	0.45	0.03

Less distributions:
Dividends from net investment income	(0.20)	(0.38)	(0.16)	(0.33)

Total distributions	(0.20)	(0.38)	(0.16)	(0.33)

Net asset value, end of period	$9.99	$9.70	$9.99	$9.70

Total return	4.86%[2]	0.29%[2]	4.51%[2]	0.56%
Supplemental data and ratios:
Net assets, end of period	$99,807,566	$38,403,168	$154,379,752	$204,104,609
Ratio of expenses to average net assets
Before expense reimbursement (recapture)	1.02%[3]	1.13%[3]	1.60%[3]	1.63%
After expense reimbursement (recapture)	1.05%[3]	1.05%[3]	1.55%[3]	1.55%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture)	3.95%[3]	4.20%[3]	3.47%[3]	3.49%
After expense reimbursement (recapture)	3.92%[3]	4.28%[3]	3.52%[3]	3.57%
Portfolio turnover rate	68.84%[2]	86.54%	68.84%[2]	86.54%

Portfolio Turnover is calculated for the Fund as a whole.
[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.

See notes to financial statements.

GuideMarkSM Funds & GuidePathSM Funds
FINANCIAL HIGHLIGHTS

	Strategic Asset Allocation Fund			Tactical Constrained Asset Allocation Fund

	Institutional	Service		Institutional	Service

	September 13, 2012[1] Through September 30, 2012	Period Ended September 30, 2012	April 29, 2011[1] Through March 31, 2012	September 13, 2012[1] Through March 31, 2012	Period Ended September 30, 2012	April 29, 2011[1] Through September 30, 2012

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$9.63	$9.46	$10.00	$9.98	$9.76	$10.00
Income from investment operations:
Net investment income	0.04	0.02	0.08	0.03	0.02	0.09
Net realized and unrealized gains (losses) on investments	(0.20)	(0.01)	(0.52)	(0.15)	0.08	(0.24)

Total from investment operations	(0.16)	0.01	(0.44)	(0.12)	0.10	(0.15)

Less distributions:
Dividends from net investment income	—	—	(0.10)	—	—	(0.09)
Return of capital	—	—	—*	—	—	—

Total distributions	—	—	(0.10)	—	—	(0.09)

Net asset value, end of period	$9.47	$9.47	$9.46	$9.86	$9.86	$9.76

Total return	-1.66%[2]	0.11%[2]	-4.30%[2]	-1.20%[2]	1.02%[2]	-1.43%[2]
Supplemental data and ratios:
Net assets, end of period	$270,859	$195,935,759	$144,649,234	$272,342	$183,730,164	$143,145,114
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit	0.41%[3]	1.06%[3]	1.29%[3]	0.43%[3]	1.07%[3]	1.25%[3]
After expense reimbursement (recapture) and securities lending credit	0.38%[3]	1.00%[3]	1.00%[3]	0.38%[3]	1.00%[3]	1.00%[3]
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	8.00%[3]	0.24%[3]	1.12%[3]	5.35%[3]	0.34%[3]	1.33%[3]
After expense reimbursement (recapture) and securities lending credit	8.03%[3]	0.30%[3]	1.34%[3]	5.40%[3]	0.41%[3]	1.58%[3]
Portfolio turnover rate	6.90%[2]	6.90%[2]	14.40%	44.48%[2]	44.48%[2]	50.86%

[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.
*	Amount represents less than $0.01 per share.

See notes to financial statements.

GuideMarkSM Funds & GuidePathSM Funds
FINANCIAL HIGHLIGHTS

	Tactical Unconstrained Asset Allocation Fund			Absolute Return Asset Allocation Fund

	Institutional	Service		Institutional	Service

	September 13, 2012[1] Through September 30, 2012	Period Ended September 30, 2012	April 29, 2011[1] Through March 31, 2012	September 13, 2012[1] Through March 31, 2012	Period Ended September 30, 2012	April 29, 2011[1] Through September 30, 2012

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$9.75	$9.54	$10.00	$10.19	$10.04	$10.00
Income from investment operations:
Net investment income	0.03	0.02	0.06	0.02	0.06	0.09
Net realized and unrealized gains (losses) on investments	(0.12)	0.10	(0.47)	0.00	0.11	0.01

Total from investment operations	(0.09)	0.12	(0.41)	0.02	0.17	0.10

Less distributions:
Dividends from net investment income	—	—	(0.05)	—	—	(0.06)

Total distributions	—	—	(0.05)	—	—	(0.06)

Net asset value, end of period	$9.66	$9.66	$9.54	$10.21	$10.21	$10.04

Total return	-0.92%[2]	1.15%[2]	-4.09%[2]	0.20%[2]	1.69%[2]	1.01%[2]
Supplemental data and ratios:
Net assets, end of period	$251,251	$248,553,008	$184,703,438	$159,842	$416,931,654	$238,654,697
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit	0.50%[3]	1.16%[3]	1.32%[3]	0.51%[3]	1.14%[3]	1.28%[3]
After expense reimbursement (recapture) and securities lending credit	0.48%[3]	1.10%[3]	1.10%[3]	0.42%[3]	1.10%[3]	1.10%[3]
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	5.94%[3]	0.53%[3]	0.90%[3]	3.97%[3]	1.70%[3]	1.54%[3]
After expense reimbursement (recapture) and securities lending credit	5.96%[3]	0.59%[3]	1.12%[3]	4.06%[3]	1.74%[3]	1.72%[3]
Portfolio turnover rate	122.68%[2]	122.68%[2]	293.90%	39.95%[2]	39.95%[2]	136.33%

[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.

See notes to financial statements.

GuideMarkSM Funds & GuidePathSM Funds
FINANCIAL HIGHLIGHTS

	Multi-Asset Income Asset Allocation Fund	Fixed Income Allocation Fund		Altegris® Multi-Strategy Alternative Allocation Fund

	Service	Institutional	Service	Institutional	Service

	August 31, 2012[1] Through September 30, 2012	September 13, 2012[1] Through September 30, 2012	August 31, 2012[1] Through September 30, 2012	September 13, 2012[1] Through` September 30, 2012	August 31, 2012[1] Through September 30, 2012

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$10.00	$10.01	$10.00	$10.07	$10.00
Income from investment operations:
Net investment income	0.05	0.02	0.01	0.02	0.01
Net realized and unrealized gains (losses) on investments	0.09	0.02	0.03	(0.09)	(0.01)

Total from investment operations	0.14	0.04	0.04	(0.07)	0.00

Net asset value, end of period	$10.14	$10.05	$10.04	$10.00	$10.00

Total return	1.40%[2]	0.40%[2]	0.40%[2]	-0.70%[2]	0.00%[2]
Supplemental data and ratios:
Net assets, end of period	$51,679,086	$115,026	$204,683,197	$151,224	$142,914,636
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.30%[3]	0.47%[3]	1.08%[3]	0.37%[3]	0.98%[3]
After expense reimbursement (recapture) and securities lending credit	1.10%[3]	0.47%[3]	1.05%[3]	0.37%[3]	0.98%[3]
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	5.27%[3]	4.31%[3]	1.75%[3]	4.05%[3]	1.60%[3]
After expense reimbursement (recapture) and securities lending credit	5.47%[3]	4.31%[3]	1.78%[3]	4.05%[3]	1.60%[3]
Portfolio turnover rate	0.10%[2]	2.91%[2]	2.91%[2]	0.04%[2]	0.04%[2]

[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.

See notes to financial statements.

GuideMarkSM Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited)
September 30, 2012

1.	Organization

GPS Funds I (formerly, AssetMark Funds) and GPS Funds II (the “Trusts”) are organized as Delaware statutory trusts under Declarations of Trusts dated January 2, 2001 and October 20, 2010, respectively. The Trusts are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. GPS Funds I is comprised of the following 7 funds: GuideMarkSM Large Cap Growth Fund, GuideMarkSM Large Cap Value Fund, GuideMarkSM Small/Mid Cap Core Fund, GuideMarkSM World ex-US Fund, GuideMarkSM Opportunistic Equity Fund, GuideMarkSM Core Fixed Income Fund and GuideMarkSM Tax-Exempt Fixed Income Fund. GPS II is comprised of the following 9 funds: GuideMarkSM Global Real Return Fund, GuideMarkSM Opportunistic Fixed Income Fund, GuidePathSM Strategic Asset Allocation Fund, GuidePathSM Tactical Constrained Asset Allocation Fund, GuidePathSM Tactical Unconstrained Asset Allocation Fund, GuidePathSM Absolute Return Asset Allocation Fund, GuidePathSM Multi-Asset Income Asset Allocation Fund, GuidePathSM Fixed Income Allocation Fund and GuidePathSM Altegris® Multi-Strategy Alternative Asset Allocation Fund (collectively, the “Funds”). All of the Funds, except for the GuideMarkSM Opportunistic Equity Fund, GuideMarkSM Opportunistic Fixed Income Fund, GuidePathSM Multi-Asset Income Asset Allocation Fund, GuidePathSM Fixed Income Allocation Fund, and GuidePathSM Altegris® Multi-Strategy Alternative Asset Allocation Fund, are classified and operate as diversified funds under the 1940 Act. The GuideMarkSM Opportunistic Equity Fund, GuideMarkSM Opportunistic Fixed Income Fund, GuidePathSM Multi-Asset Income Asset Allocation Fund, GuidePathSM Fixed Income Allocation Fund, and GuidePathSM Altegris® Multi-Strategy Alternative Asset Allocation Fund are classified as non-diversified. Each Fund represents a distinct portfolio with its own investment objectives and policies. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The GuideMarkSM Global Real Return Fund, GuideMarkSM Opportunistic Fixed Income Fund,

GuidePathSM Strategic Asset Allocation Fund, GuidePathSM Tactical Constrained Asset Allocation Fund, GuidePathSM Tactical Unconstrained Asset Allocation Fund and GuidePathSM Absolute Return Asset Allocation Fund were seeded on March 4, 2011 and the prospectus went effective on April 1, 2011. As of April 1, 2011, the GuideMarkSM Opportunistic Equity Fund, GuideMarkSM Global Real Return Fund and GuideMarkSM Opportunistic Fixed Income Fund commenced operations. As of April 29, 2011, the GuidePathSM Strategic Asset Allocation Fund, GuidePathSM Tactical Constrained Asset Allocation Fund, GuidePathSM Tactical Unconstrained Asset Allocation Fund and GuidePathSM Absolute Return Asset Allocation Fund commenced operations. As of August 31, 2012, the GuidePathSM Absolute Return Asset Allocation Fund, GuidePathSM Multi-Asset Income Asset Allocation Fund, GuidePathSM Fixed Income Allocation Fund and GuidePathSM Altegris Multi-Strategy Alternative Asset Allocation Fund commenced operations. Each Fund offers two classes of shares: Service Shares and Institutional Shares.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principals (“GAAP”).

(a) Investment Valuation

Portfolio securities listed on a national or foreign securities exchange, except those listed on NASDAQ, for which market quotations are available are valued at the last quoted sale price on each business day. Portfolio securities traded on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”) on each business day. If there is no reported sale on an exchange or NASDAQ, the portfolio security will be valued at the mean between the most recent quoted bid and asked price. Price information on listed securities is taken from the exchange where the security is primarily traded.

GuideMarkSM Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
September 30, 2012

All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Non-exchange traded ADRs are priced with an evaluated price as determined by the current evaluated pricing procedures of, and provided by, the pricing vendor.

Fixed income securities that have a maturity of greater than 60 days are generally valued on the basis of evaluations obtained from third party pricing services, which take into account appropriate factors such as institutional sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Short term investments having a maturity of less than 60 days are valued at amortized cost.

Investments in mutual funds are valued at the closing net asset value per share of each mutual fund on the day of valuation.

Securities for which no market quotations are readily available or when a significant event has occurred between the time of the security’s last close and the time that a Fund next calculates its net asset value will be valued at their fair value as determined by the applicable Fund’s Valuation Committee. Securities for which no market prices are readily available will be valued at their fair value as determined by the Valuation Committee under procedures adopted by the applicable Board of Trustees.

Security Valuation

The Funds have adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs, if any, during the period. In addition, these standards require expanded disclosure for each major category of assets. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

During the period, certain of the securities and other instruments held by the Funds were categorized as Level 2 or Level 3 based upon the inputs and methodologies used to determine the fair value of the security or instrument. Descriptions of the inputs and valuation methodologies used to determine the fair values of each class of investments within Level 2 and Level 3 are set forth below.

Level 2 Investments. The Funds’ investments that were categorized as Level 2 include: (1) certain fixed income securities, including asset-backed securities, collateralized mortgage obligations, corporate bonds, U.S. and foreign government obligations, mortgage-backed securities and municipal bonds; (2) certain common stocks and convertible preferred stocks; and (3) certain over-the-counter derivative instruments, including forward currency contracts.

Fixed income securities are normally valued by pricing vendors that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models typically use inputs that are observable such as institutional sized trading in similar groups of securities, yield, credit quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

GuideMarkSM Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
September 30, 2012

Certain common stocks that trade on foreign exchanges are subject to valuation adjustments. These valuation adjustments are applied to the foreign exchange-traded common stocks to account for the market movement between the close of the foreign market in which the security is traded and the close of the New York Stock Exchange. These securities are valued using pricing vendors that consider the correlation patterns of price movements of the foreign security to the intraday trading in the U.S. markets.

Foreign currency contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These instruments are normally valued using pricing vendors. Depending upon the instrument, its value may be provided by a pricing vendor using a series of techniques, including pricing models. The pricing models typically use inputs that are observed from active markets such as indices, spreads, interest rates, curves, dividends and exchange rates.

Level 3 Investments. The Funds’ investments that were categorized as Level 3 include: (1) fair valued securities and investments purchased as securities lending collateral.

Investments purchased as securities lending collateral and warrants are normally valued by pricing vendors using relevant observable inputs, as described above. Fair valued securities are normally valued by pricing vendors using relevant observable inputs, as described above. In certain circumstances, the types of observable inputs that are typically used by a pricing service may be unavailable or deemed by the pricing service to be unreliable. In these instances, the pricing vendor may value the security based upon significant unobservable inputs, or the pricing vendor may not provide a value for the security. To the extent that a pricing vendor does not provide a value for a particular security, or the pricing vendor provides a value that the Valuation Committee does not believe accurately reflects the value of the security, the security will be valued by the Valuation Committee based upon the information available to the Committee at the time of valuation and in accordance with procedures adopted by the Board. These methodologies may require subjective judgments and determinations about the value of a particular security. When significant unobservable inputs are used to value a security, the security is categorized as Level 3.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ net assets as of September 30, 2012:

GuideMarkSM Large Cap Growth Fund

	Level 1	Level 2	Level 3	Total

Common Stocks	$178,362,157	$—	$—	$178,362,157
Short Term Investments	55,269	—	—	55,269
Investments Purchased as Securities Lending Collateral	4,057,171	—	792	4,057,963

Total Investments in Securities	$182,474,597	$—	$792	$182,475,389

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1 and 2 during the period ended September 30, 2012.

GuideMarkSM Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
September 30, 2012

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities

Balance as of March 31, 2012	$792
Change in unrealized appreciation	—

Balance as of September 30, 2012	$792

Change in unrealized appreciation during the period for Level 3 investments held at September 30, 2012.	$—

Significant Unobservable Inputs

Significant unobservable valuation inputs developed by the Board of Trustees for material Level 3 investments as of September 30, 2012, are as follows:

Description	Fair Value at 09/30/12	Valuation Techniques	Unobservable Input	Range

Investments Purchased as Securities Lending Collateral	$792	Conservative value assigned pending litigation proceedings	Allocation model of the potential remaining assets to be distributed	$792-$792

GuideMarkSM Large Cap Value Fund

	Level 1	Level 2	Level 3	Total

Common Stocks	$181,089,495	$—	$—	$181,089,495
Real Estate Investment Trusts	3,320,880	—	—	3,320,880
Short Term Investments	489,683	—	—	489,683
Investments Purchased as Securities Lending Collateral	8,767,517	—	906	8,768,423

Total Investments in Securities	$193,667,575	$—	$906	$193,668,481

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1 and 2 during the period ended September 30, 2012.

GuideMarkSM Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
September 30, 2012

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities

Balance as of March 31, 2012	$906
Change in unrealized appreciation	—

Balance as of September 30, 2012	$906

Change in unrealized appreciation during the period for Level 3 investments held at September 30, 2012.	$—

Significant Unobservable Inputs

Significant unobservable valuation inputs developed by the Board of Trustees for material Level 3 investments as of September 30, 2012, are as follows:

Description	Fair Value at 09/30/12	Valuation Techniques	Unobservable Input	Range

Investments Purchased as Securities Lending Collateral	$906	Conservative value assigned pending litigation proceedings	Allocation model of the potential remaining assets to be distributed	$906-$906

GuideMarkSM Small/Mid Cap Core Fund

	Level 1	Level 2	Level 3	Total

Common Stocks	$69,443,872	$—	$—	$69,443,872
Real Estate Investment Trusts	5,971,615	—	—	5,971,615
Short Term Investments	1,183,067	—	—	1,183,067
Investments Purchased as Securities Lending Collateral	5,499,887	—	247	5,500,134

Total Investments in Securities	$82,098,441	$—	$247	$82,098,688

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1 and 2 during the period ended September 30, 2012.

GuideMarkSM Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
September 30, 2012

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities

Balance as of March 31, 2012	$247
Change in unrealized appreciation	—

Balance as of September 30, 2012	$247

Change in unrealized appreciation during the period for Level 3 investments held at September 30, 2012.	$—

Significant Unobservable Inputs

Significant unobservable valuation inputs developed by the Board of Trustees for material Level 3 investments as of September 30, 2012, are as follows:

Description	Fair Value at 09/30/12	Valuation Techniques	Unobservable Input	Range

Investments Purchased as Securities Lending Collateral	$247	Conservative value assigned pending litigation proceedings	Allocation model of the potential remaining assets to be distributed	$247-$247

GuideMarkSM World ex-US Fund

	Level 1	Level 2	Level 3	Total

Common Stocks	$33,392,591	$220,228,527	$—	$253,621,118
Investment Companies	3,656,396	—	—	3,656,396
Preferred Stocks	4,680,363	—	—	4,680,363
Real Estate Investment Trusts	—	1,283,219	—	1,283,219
Short Term Investments	4,372,258	—	—	4,372,258
Investments Purchased as Securities Lending Collateral	1,387,400	—	216	1,387,616

Total Investments in Securities	$47,489,008	$221,511,746	$216	$269,000,970

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1 and 2 during the period ended September 30, 2012.

GuideMarkSM Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
September 30, 2012

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities

Balance as of March 31, 2012	$216
Change in unrealized depreciation	—

Balance as of September 30, 2012	$216

Change in unrealized appreciation during the period
for Level 3 investments held at September 30, 2012.	$—

Significant Unobservable Inputs

Significant unobservable valuation inputs developed by the Board of Trustees for material Level 3 investments as of September 30, 2012, are as follows:

Description	Fair Value at 09/30/12	Valuation Techniques	Unobservable Input	Range

Investments Purchased as Securities Lending Collateral	$216	Conservative value assigned pending litigation proceedings	Allocation model of the potential remaining assets to be distributed	$216-$216

GuideMarkSM Opportunistic Equity Fund

	Level 1	Level 2	Level 3	Total

Common Stocks	$133,704,039	$—	$—	$133,704,039
Real Estate Investment Trusts	1,737,004	—	—	1,737,004
Short Term Investments	8,618,769	—	—	8,618,769
Investments Purchased as Securities
Lending Collateral	4,281,286	—	—	4,281,286

Total Investments in Securities	$148,341,098	$—	$—	$148,341,098

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1 and 2 during the period ended September 30, 2012.

GuideMarkSM Global Real Return Fund

	Level 1	Level 2	Level 3	Total

Investment Companies	$107,473,746	$—	$—	$107,473,746
Short Term Investments	113,963	—	—	113,963
Investments Purchased as Securities
Lending Collateral	27,733,915	—	—	27,733,915

Total Investments in Securities	$135,321,624	$—	$—	$135,321,624

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1 and 2 during the period ended September 30, 2012.

GuideMarkSM Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
September 30, 2012

GuideMarkSM Core Fixed Income Fund

	Level 1	Level 2	Level 3	Total

Fixed Income
Asset Backed Securities	$—	$7,818,316	$—	$7,818,316
Collateralized Mortgage Obligations	—	14,179,274	—	14,179,274
Corporate Obligations	—	156,064,634	—	156,064,634
Foreign Government Debt Obligations	—	507,665	—	507,665
Mortgage Backed Securities	—	130,280,210	—	130,280,210
Municipal Debt Obligations	—	2,657,387	—	2,657,387
U.S. Government Agency Issues	—	5,167,865	—	5,167,865
U.S. Treasury Obligations	—	82,611,972	—	82,611,972

Total Fixed Income	—	399,287,323	—	399,287,323
Short Term Investments	16,440,043	—	—	16,440,043
Investments Purchased as Securities
Lending Collateral	2,075,367	—	191	2,075,558

Total Investments in Securities	$18,515,410	$399,287,323	$191	$417,802,924

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1 and 2 during the period ended September 30, 2012.

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities

Balance as of March 31, 2012	$191
Change in unrealized appreciation	—

Balance as of September 30, 2012	$191

Change in unrealized appreciation during the period
for Level 3 investments held at September 30, 2012.	$—

Significant Unobservable Inputs

Significant unobservable valuation inputs developed by the Board of Trustees for material Level 3 investments as of September 30, 2012, are as follows:

Description	Fair Value at 09/30/12	Valuation Techniques	Unobservable Input	Range

Investments Purchased as Securities Lending Collateral	$191	Conservative value assigned pending litigation proceedings	Allocation model of the potential remaining assets to be distributed	$191-$191

GuideMarkSM Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
September 30, 2012

GuideMarkSM Tax-Exempt Fixed Income Fund

	Level 1	Level 2	Level 3	Total

Municipal Obligations	$—	$80,871,402	$—	$80,871,402
Short Term Investments	1,588,494	—	—	1,588,494

Total Investments in Securities	$1,588,494	$80,871,402	$—	$82,459,896

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1 and 2 during the period ended September 30, 2012.

GuideMarkSM Opportunistic Fixed Income Fund

	Level 1	Level 2	Level 3	Total

Equity
Common Stock	$3,521,028	$—	$—	$3,521,028
Convertible Preferred Stock	1,104,555	—	—	1,104,555
Preferred Stock	755,504	—	—	755,504

Total Equity	5,381,087	—	—	5,381,087
Fixed Income
Asset Backed Securities	—	1,746,492	—	1,746,492
Bank Loans	—	6,334,175	—	6,334,175
Collateralized Mortgage Obligations	—	33,191,152	—	33,191,152
Convertible Obligations	—	1,968,656	—	1,968,656
Corporate Obligations	—	55,608,583	—	55,608,583
Foreign Government Obligations	—	77,170,849	—	77,170,849
Mortgage Backed Securities	—	45,274,179	—	45,274,179

Total Fixed Income	—	221,294,086	—	221,294,086
Purchased Options	32,186	82,773	—	114,959
Short Term Investments	45,553,161	7,067,895	—	52,621,056

Total Investments in Securities	$50,966,434	$228,444,754	$—	$279,411,188

Other Financial Instruments*
Forward Currency Contracts	$—	$1,307,949	$—	$1,307,949
Futures	42,308	—	—	42,308
Options Written	6,776	—	—	6,776
Swaps	—	(404,139)	—	(404,139)

Total	$49,084	$903,810	$—	$952,894

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as forward currency contracts, futures, and swaps. Forward currency contracts, futures and swaps are reflected at the unrealized appreciation (depreciation) on the instrument.

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1 and 2 during the period ended September 30, 2012.

GuideMarkSM Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
September 30, 2012

GuidePathSM Strategic Asset Allocation Fund

	Level 1	Level 2	Level 3	Total

Investment Companies	$190,755,333	$—	$—	$190,755,333
Short Term Investments	3,851,492	—	—	3,851,492
Investments Purchased as Securities
Lending Collateral	17,068,200	—	—	17,068,200

Total Investments in Securities	$211,675,025	$—	$—	$211,675,025

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1 and 2 during the period ended September 30, 2012.

GuidePathSM Tactical Constrained Asset Allocation Fund

	Level 1	Level 2	Level 3	Total

Investment Companies	$179,303,409	$—	$—	$179,303,409
Short Term Investments	3,523,906	—	—	3,523,906
Investments Purchased as Securities
Lending Collateral	3,290,308	—	—	3,290,308

Total Investments in Securities	$186,117,623	$—	$—	$186,117,623

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1 and 2 during the period ended September 30, 2012.

GuidePathSM Tactical Unconstrained Asset Allocation Fund

	Level 1	Level 2	Level 3	Total

Investment Companies	$242,261,981	$—	$—	$242,261,981
Short Term Investments	5,277,715	—	—	5,277,715
Investments Purchased as Securities
Lending Collateral	12,556,232	—	—	12,556,232

Total Investments in Securities	$260,095,928	$—	$—	$260,095,928

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1 and 2 during the period ended September 30, 2012.

GuidePathSM Absolute Return Asset Allocation Fund

	Level 1	Level 2	Level 3	Total

Investment Companies	$405,450,147	$—	$—	$405,450,147
Short Term Investments	9,102,966	—	—	9,102,966
Investments Purchased as Securities
Lending Collateral	20,028,677	—	—	20,028,677

Total Investments in Securities	$434,581,790	$—	$—	$434,581,790

GuideMarkSM Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
September 30, 2012

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1 and 2 during the period ended September 30, 2012.

GuidePathSM Multi-Asset Income Asset Allocation Fund

	Level 1	Level 2	Level 3	Total

Investment Companies	$50,338,106	$—	$—	$50,338,106
Short Term Investments	1,198,804	—	—	1,198,804
Investments Purchased as Securities
Lending Collateral	10,032,164	—	—	10,032,164

Total Investments in Securities	$61,569,074	$—	$—	$61,569,074

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1 and 2 during the period ended September 30, 2012.

GuidePathSM Fixed Income Allocation Fund

	Level 1	Level 2	Level 3	Total

Investment Companies	$198,824,663	$—	$—	$198,824,663
Short Term Investments	4,773,670	—	—	4,773,670
Investments Purchased as Securities
Lending Collateral	14,579,236	—	—	14,579,236

Total Investments in Securities	$218,177,569	$—	$—	$218,177,569

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1 and 2 during the period ended September 30, 2012.

GuidePathSM Altegris® Multi-Strategy Alternative Allocation Fund

	Level 1	Level 2	Level 3	Total

Investment Companies	$139,081,148	$—	$—	$139,081,148
Short Term Investments	3,030,883	—	—	3,030,883

Total Investments in Securities	$142,112,031	$—	$—	$142,112,031

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1 and 2 during the period ended September 30, 2012.

GuideMarkSM Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
September 30, 2012

Derivative Instruments and Hedging Activities

The Trust has adopted derivative instruments disclosure standards, in order to enable the investor to understand how and why an entity used derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

GuideMarkSM Core Fixed Income Fund

During the period, the Fund used money market and fixed income derivatives including futures for both hedging and investment purposes, primarily duration management and the pursuit of relative value opportunities. Futures contracts used in the Fund during the period included those based on 90-day Eurodollars: short, medium, and long-term U.S. debt, medium and long-term German debt, long-term Australian debt, and long-term debt of the United Kingdom.

In general, the use of derivatives may increase the risk within the Fund. The use of over-the-counter derivatives involves the risk that the counterparty to the contract will fail to make required payments or otherwise comply with the terms of the contract. The results achieved by the use of derivatives in the Fund may not match or fully offset changes in the value of the underlying financial assets being hedged or the investment opportunity the Fund was pursuing, thereby failing to achieve, to an extent, the original purpose for using the derivatives. Certain types of derivatives may create leverage insofar as a Fund may receive returns (or suffer losses) exceeding the initial amounts the Fund committed in connection with the derivatives. The use of derivatives can result in losses or gains to a Fund exceeding the amount the Fund would have experienced in the absence of using derivatives. A relatively small price movement in a derivative may result in an immediate and substantial loss, or gain, to the Fund.

The Fund used futures contracts during the period primarily to manage interest rate risk.

There were no derivatives held at September 30, 2012.

The Effect of Derivative Instruments on the Statement of Operations for the Period Ended September 30, 2012

Amount of Realized Loss on Derivatives Recognized in Income

Futures

Interest Rate Contracts	$460,104

Total	$460,104

Change in Unrealized Appreciation on Derivatives Recognized in Income

Futures

Interest Rate Contracts	$198,569

Total	$198,569

GuideMarkSM Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
September 30, 2012

GuideMarkSM Opportunistic Fixed Income Fund

The Trust has adopted derivative instruments disclosure standards, in order to enable the investor to understand how and why an entity used derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives may contain various risks, including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses.

The Fund seeks to maximize real returns through exposure to investments in fixed-income securities, equity securities, and currency instruments. The Fund expects that its exposure to these asset classes will often be obtained substantially through the use of swap agreements. The Fund entered into swap agreements to manage and/or gain exposures to credit risk. The Fund entered into financial futures contracts primarily to manage interest rate risk. The Fund entered into forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies.

The Fund used currency forwards during the period for the purpose of hedging exposures within the Fund to non-dollar-denominated assets. In general, the use of currency derivative contracts for hedging may reduce the overall risk level of the Fund, albeit at a cost that may lower overall performance. In general, the use of currency derivatives for hedging purposes will not lead to leverage within the Fund.

Balance Sheet — Values of Derivative Instruments as of September 30, 2012

	Asset Derivatives		Liability Derivatives

	Balance Sheet Location	Value	Balance Sheet Location	Value

Credit Contracts — Swaps	Appreciation on Swap		Depreciation on Swap
	Agreements	$147,100	Agreements	$551,239
Foreign Exchange Contracts — Forward	Appreciation of forward		Depreciation of forward
Currency Contracts	currency contracts	3,080,337	currency contracts	1,772,388
Foreign Exchange Contracts — Options	Investments, at Value	82,773	Options Written, at Value	—
	Variation margin on		Variation margin on
Equity Contracts — Futures*	futures contracts	32,177	futures contracts	—
Equity Contracts — Options	Investments, at Value	32,186	Options Written, at Value	6,776
Interest Rate Contracts - Futures*	Variation margin on		Variation margin on
	futures contracts	28,934	futures contracts	18,803

Total		$3,403,507		$2,349,206

* Includes cumulative appreciation/depreciation as reported in Schedule of Investments.

GuideMarkSM Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
September 30, 2012

The Effect of Derivative Instruments on the Statement of Operations for the Period Ended September 30, 2012

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

	Futures	Forward Currency Contracts	Options Written	Purchased Options	Swaps	Total

Interest Rate Contracts	$(20,215)	$—	$—	$—	$—	$(20,215)
Foreign Exchange Contracts	—	3,006,559	144,323	(190,411)	—	2,960,471
Equity Contracts	(267,153)	—	21,479	(60,449)	—	(306,123)
Credit Contracts	—	—	—	—	(806,318)	(806,318)

Total	$(287,368)	$3,006,559	$165,802	$(250,860)	$(806,318)	$1,827,815

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

	Futures	Forward Currency Contracts	Options Written	Purchased Options	Swaps	Total

Interest Rate Contracts	$9,252	$—	$—	$—	$—	$9,252
Foreign Exchange Contracts	—	(147,808)	(141,680)	173,503	—	(115,985)
Equity Contracts	60,111	—	14,409	(21,218)	—	53,302
Credit Contracts	—	—	—	—	(353,796)	(353,796)

Total	$69,363	$(147,808)	$(127,271)	$152,285	$(353,796)	$(407,227)

The average monthly market value of purchased and written options during the period ended September 30, 2012 were as follows:

	GuideMarkSM Core Fixed Income Fund	GuideMarkSM Opportunistic Fixed Income Fund

Purchased Options	$—	$216,332
Written Options	$—	$41,698

GuideMarkSM Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
September 30, 2012

The average monthly notional amount of futures, forwards, and swaps during the period ended September 30, 2012 were as follows:

Long Positions	GuideMarkSM Core Fixed Income Fund	GuideMarkSM Opportunistic Fixed Income Fund

Futures	$36,607,636	$209,323
Forwards	$—	$73,778,266
Swaps	$—	$39,982,036

Short Positions	GuideMarkSM Core Fixed Income Fund	GuideMarkSM Opportunistic Fixed Income Fund

Futures	$22,728,218	$8,581,808
Forwards	$—	$62,513,702

Cross	GuideMarkSM Core Fixed Income Fund	GuideMarkSM Opportunistic Fixed Income Fund

Forwards	$—	$28,763,879

Derivative Risks

The risks of using the various types of derivatives in which the Fund may engage include: the risk that movements in the value of the derivative may not fully offset or complement instruments currently held in the Fund in the manner intended by the Advisor; the risk that the counterparty to a derivative contract may fail to comply with its obligations to the Fund; the risk that there may not be a liquid secondary market for the derivative at a time when the Fund would look to disengage the position; the risk that additional capital from the Fund may be called upon to fulfill the conditions of the derivative contract; the risk that the use of derivatives in the Fund may induce leverage in the Fund, and the risk that the cost of the derivative contracts may reduce the overall returns experienced by the Fund.

(b)	Subsequent Events Evaluation.

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure resulting from subsequent events. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments other than the below.

The Portfolios are subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed actions against all shareholders of The Tribune Company, which included the GuideMarkSM Large Cap Value Fund, who tendered shares when the Tribune

Company went private in 2007 in a leveraged buy-out transaction, seeking the return of proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

(c)	Repurchase Agreements
Each Fund may enter into repurchase agreements with banks and securities dealers. These transactions involve the purchase of securities with

GuideMarkSM Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
September 30, 2012

a simultaneous commitment to sell the securities to the bank or the dealer at an agreed-upon date and price. A repurchase agreement is accounted for as an investment by the Fund, collateralized by securities, which are delivered to the Fund’s Custodian or to an agent bank under a tri-party agreement. The securities are marked-to-market daily and additional securities are acquired as needed, to ensure that their value equals or exceeds the repurchase price plus accrued interest.

(d)	Federal Income Taxes

The Funds intend to continue to comply with the requirements of sub-chapter M of the Internal Revenue Code necessary to qualify as regulated investment companies and to make the requisite distributions of income and capital gains to their shareholders sufficient to relieve the Funds from all or substantially all Federal income taxes. Therefore, no Federal income tax provision is required.

The Funds have adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds have reviewed all open tax years and major jurisdictions and concluded that no provision for income tax would be required in the Funds’ financial statements. The Funds’ Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(e)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

(f)	Indemnifications

Under each Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of their performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds’ maximum exposure under these arrangements are unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

(g)	Expenses

Many expenses of the Funds can be directly attributed to a specific Fund. Additionally, some expenses can be directly attributed to a specific Trust, in which case the expense is apportioned among the Funds within that Trust based on relative net assets. Expenses that cannot be directly attributed to a specific Fund or Trust are apportioned among all the Funds based on relative net assets.

(h)	Organization and Offering Costs

Organization costs consist of costs incurred to establish the Trust and enable it legally to do business. The Fund expenses organizational costs as incurred. These expenses were advanced by the Advisor, and the Advisor has agreed to reimburse the Funds for these expenses, subject to potential recovery (see Note 3). Offering costs are accounted for as deferred costs until operations begin. Offering costs include legal fees regarding the preparation of the initial registration statement. Offering costs are then amortized to expense over twelve months on a straight-line basis.

(i)

Security Transactions and Income Recognition
Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, and the interest income recorded using the effective yield method is accrued daily. Realized gains and losses on investment

GuideMarkSM Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
September 30, 2012

transactions are determined using the high cost method. Return of capital distributions received from REIT securities are recorded as an adjustment to the cost of the security and thus may impact unrealized or realized gains or losses on the security. Gains and losses from paydowns on mortgage and asset backed securities are recorded as adjustments to interest income.

(j)	Distributions to shareholders

The Funds, with the exception of the Core Fixed Income Fund, Tax-Exempt Fixed Income Fund, and Opportunistic Fixed Income Fund, will distribute any net investment income at least annually. The Core Fixed Income Fund, Tax-Exempt Fixed Income Fund, and Opportunistic Fixed Income Fund will distribute any net investment income quarterly. All of the Funds will distribute any net realized long or short-term capital gains at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements.

(k)	Derivatives

Each Fund may invest in derivative securities including call and put options, futures, forward currency contracts and swaps. These instruments may be used by a Fund for hedging purposes as well as direct investment.

Forward Currency Contracts

The Funds may enter into forward currency contracts, obligating the Funds to deliver and receive currency at a specified future date. Transactions involving forward currency contracts may serve as long hedges (for example, if a Fund seeks to buy a security denominated in a foreign security, it may purchase a forward currency contract to lock in the U.S. dollar price of the security) or as short hedges (if a Fund anticipates selling a security denominated in a foreign currency, it may sell a forward currency contract to lock in the U.S. dollar equivalent of the anticipated sales proceeds). Forward contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract.

Options

Exchange-traded options are valued at the last reported sale price on the exchange on which the security underlying the option is principally traded. If no sales are reported on a particular day for exchange traded options, or the options are not exchange traded, the options are valued at the mean between the most recent quoted bid and asked quotations at the close of the exchange.

The premium that a Fund pays when purchasing a call option or receives when writing a call option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the value of an option at the date of purchase. A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

Futures

Each Fund has the ability to buy and sell stock index futures contracts traded on domestic stock exchanges to hedge the value of its portfolio against changes in market conditions. A stock index futures contract is an agreement between two parties to take or make delivery of an amount of cash equal to a specified dollar amount, times the difference between stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. A stock

GuideMarkSM Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
September 30, 2012

index futures contract does not involve the physical delivery of the underlying stocks in the index. Although stock index futures contracts call for the actual taking of delivery of cash, in most cases a Fund expects to liquidate its stock index futures positions through offsetting transactions, which may result in a gain or loss, before cash settlement is required.

The Core Fixed Income Fund and each of the GPS Funds II portfolios may purchase or sell other types of futures contracts, including those based on particular interest rates, securities, foreign currencies, securities indices and other financial instruments and indices. The Core Fixed Income Fund and each of the GPS Funds II portfolios may also purchase and write call and put options on such future contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices, or currency exchange rates, or, to the extent permitted by its investment policies, to otherwise manage its portfolio of investments.

Futures contracts are valued at the daily quoted settlement prices.

Swaps

The Core Fixed Income Fund and each of the GPS Funds II portfolios may enter into interest rate, mortgage, credit, currency and total return swaps, interest rate caps, floors and collars. The Core Fixed Income Fund and each of the GPS Funds II portfolios may also purchase and write (sell) options contracts on swaps, referred to as “swaptions.” The Funds may enter into swap transactions for hedging purposes or to seek to increase total return. Since interest rate, mortgage, credit and currency swaps and interest rate caps, floors and collars are individually negotiated, the Funds expect to achieve an acceptable degree of correlation between their portfolio investments and their swap, cap, floor and collar positions.

Swap agreements are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the prior day and current day closing price.

(l)	Securities Purchased or Sold on a Forward-Commitment Basis

The Funds may enter into when-issued or other purchase or sale transactions that specify forward delivery of a financial security. In connection with this ability, the Funds may enter into mortgage “dollar rolls” in which a Fund sells securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The party that is obligated to buy a security in the future will retain the use of their funds, and will benefit from any interest that is earned on those funds from the day that they enter into the forward contract until the day that they take delivery and pay for the security.

(m)	Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rate in effect on the dates of the respected transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

(n)	Restricted and Illiquid Securities

Each Fund may invest up to 15% of its net assets in securities that are illiquid at the time of purchase, which includes securities with legal or contractual restrictions on their disposition, and securities for which there are no readily available market quotations. The Advisor, with the assistance of the sub-advisors and/or pricing services, will determine the value of such securities in good faith pursuant to

GuideMarkSM Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
September 30, 2012

procedures adopted by the applicable Board of Trustees. Illiquid securities present the risks that a Fund may have difficulty valuing these holdings and/or may be unable to sell these holdings at the time or price desired. There are no restrictions on each Fund’s ability to invest in restricted securities (that is, securities that are not registered pursuant to the Securities Act of 1933), except to the extent such securities may be considered illiquid. Securities issued pursuant to Rule 144A of the Securities Act of 1933 will be considered liquid if determined to be so under procedures adopted by the Board of Trustees.

(o)	Auction Rate Securities

The Core Fixed Income Fund, Tax-Exempt Fixed Income Fund, and each of the GPS Funds II portfolios each may invest in auction rate municipal securities. Auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this progress is designed to permit auction rate securities to be traded at par value, there is a risk that an auction will fail due to insufficient demand for the securities.

(p)	Short Sales

Although not currently part of any Fund’s principal investment strategies, each Fund has the ability to make short sales. Short sales are transactions where a Fund sells securities it does not own in anticipation of a decline in the value of the securities.

(q)	Trustee Compensation

Each Trust has its own Board of Trustees. For the services performed as Trustees of GPS Funds I, the Independent Trustees receive a retainer fee of $45,000 per year and $4,500 per in person meeting attended, as well as reimbursement for expenses incurred in connection with attendance at such meetings. The Lead Independent Trustee receives an additional retainer fee of $10,000 per year. The Audit Committee Chair receives an additional retainer fee of $5,000 per year. Telephonic meeting fees are determined according to the length of the meeting as follows: $2,000 for one to two hours, $3,000 for two to three hours and $4,000 for three hours or longer. For the services performed as Trustees of GPS Funds II the Independent Trustees receive a retainer fee of $50,000 per year, $2,500 per quarterly meeting attended in person, $2,500 per special meeting attended in person, and $1,000 per special meeting attended telephonically, as well as reimbursement for expenses incurred in connection with attendance at such meetings. The fees are allocated proportionally to each Fund within the Trust based on total assets under management.

The “interested persons” who serve as Trustees of the Trusts receive no compensation from the Trusts for their services as Trustees. The Funds reimburse the Advisor an allocated amount for the compensation and related expenses of certain officers of the Trusts who provide compliance services to the Funds. The aggregate amount of all such reimbursements is determined by the Trustees. No other compensation or retirement benefits are received by any Trustee or officer from the Funds.

3.	Investment Advisor

Each Trust has entered into an Investment Advisory Agreement (collectively, the “Agreement”) with Genworth Financial Wealth Management, Inc. (the “Advisor” or “GFWM”), with whom certain officers and trustees of the Trust are affiliated, to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Funds compensate the Advisor for its management services at the following contractual rates, based on each Fund’s average daily net assets:

Large Cap Growth Fund	0.70%
Large Cap Value Fund	0.70%
Small/Mid Cap Core Fund	0.75%
World ex-US Fund	0.70%
Opportunistic Equity Fund	0.80%
Global Real Return Fund	0.65%

GuideMarkSM Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
September 30, 2012

Core Fixed Income Fund	0.50%
Tax-Exempt Fixed Income Fund	0.50%
Opportunistic Fixed Income Fund	0.70%
Strategic Asset Allocation Fund	0.25%
Tactical Constrained Asset Allocation Fund	0.25%
Tactical Unconstrained Asset Allocation Fund	0.35%
Absolute Return Asset Allocation Fund	0.35%
Multi-Asset Income Asset Allocation Fund	0.35%
Fixed Income Allocation Fund	0.25%
Altegris® Multi-Strategy Alternative Allocation Fund	0.15%

GFWM also provides certain administrative services to the Service Shares of the Funds, pursuant to Administrative Services Agreements between the Funds and GFWM, for which GFWM receives a fee of 0.25% of the average daily net assets of the Services Shares of the Funds. Effective October 26, 2012, GFWM is voluntarily waiving the Investment Advisory fee and Administrative Services fee in the GuidePathSM Altegris® Multi-Strategy Alternative Allocation Fund. The administrative services may include development and maintenance of a web-based software platform for both investment advisers and shareholders; creation of a customized full-color client quarterly performance review for each individual client; facilitating the initiation and setup of new account and related asset transfers; reviewing and following up on custodial paperwork; attending to shareholder correspondence, requests and inquiries, and other communications with shareholders and their representatives; assisting with the processing of purchases and redemptions of shares; and monitoring and overseeing non-advisory relationships with entities providing services to the Service Shares; including the transfer agent and custodian.

In addition, GPS Funds I and the Advisor have also entered into a Fee Waiver Agreement designed to provide Fund shareholders with the economic benefits of economies of scale that may be realized as Fund assets increase. Under the Fee Waiver Agreement, the Advisor has contractually agreed to waive 0.025% of each Fund’s annual advisory fee on assets in excess of $6 billion, and an additional 0.025% of each Fund’s annual advisory fee on assets in excess of $12 billion.

Each Fund and the Advisor have also entered into an Expense Waiver and Reimbursement Agreement under which the Advisor has agreed to waive, through July 31, 2013, its management fee and/or reimburse each Fund’s other expenses to the extent necessary to ensure that the Fund’s net annual operating expenses (excluding Distribution (12b-1) Fees, Administrative Service Fees, taxes, interest, trading costs, acquired fund expenses, expenses paid with securities lending expense offset credits and non-routine expenses) do not exceed the following rates, based on each Fund’s average daily net assets:

Large Cap Growth Fund	0.99%
Large Cap Value Fund	0.99%
Small/Mid Cap Core Fund	1.09%
World ex-US Fund	1.09%
Opportunistic Equity Fund	1.10%
Global Real Return Fund	1.05%
Core Fixed Income Fund	0.79%
Tax-Exempt Fixed Income Fund	0.79%
Opportunistic Fixed Income Fund	1.05%
Strategic Asset Allocation Fund	0.50%
Tactical Constrained Asset Allocation Fund	0.50%
Tactical Unconstrained Asset Allocation Fund	0.60%
Absolute Return Asset Allocation Fund	0.60%
Multi-Asset Income Asset Allocation Fund	0.60%
Fixed Income Allocation Fund	0.55%
Altegris® Multi-Strategy Alternative Allocation Fund	0.50%

Any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than each Fund’s expense limitation cap, provided, however, that the Advisor shall only be entitled to recoup such amounts for a period of three years after the end of the fiscal year in which the fee or expense was waived or reimbursed. As of September 30, 2012, Large Cap Value Fund, Global Real Return Fund, Core Fixed Income Fund and Altegris® Multi-Strategy Alternative Allocation Fund have recouped all potential recoverable waivers or reimbursed expenses.

GuideMarkSM Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
September 30, 2012

The Advisor is currently waiving fees and, in some cases, reimbursing expenses in the Funds listed below in order to keep these Funds at their expense cap. Waived expenses subject to potential recovery are as follows:

	Year of Expiration 03/31/2013	Year of Expiration 03/31/2014	Year of Expiration 03/31/2015	Year of Expiration 03/31/2016

Large Cap Growth	—	—	41,601	13,325
Small/Mid Cap Core Fund	—	25,201	46,007	3,468
World ex-US Fund	—	—	142,535	62,186
Opportunistic Equity Fund	—	—	1,804	13,531
Tax-Exempt Fixed Income Fund	32,625	21,611	26,492	24,002
Opportunistic Fixed Income Fund	—	—	209,491	50,250
Strategic Asset Allocation Fund	—	40,488	109,544	18,644
Tactical Constrained Asset Allocation Fund	—	39,991	129,239	19,628
Tactical Unconstrained Asset Allocation Fund	—	40,488	116,347	43,496
Absolute Return Asset Allocation Fund	—	12,739	169,190	30,344
Multi-Asset Income Asset Allocation Fund	—	—	—	8,345
Fixed Income Allocation Fund	—	—	—	4,731

Sub-advisory services are provided to certain of the Funds, pursuant to agreements between the Advisor and various sub-advisors. Under the terms of these sub-advisory agreements, the Advisor compensates each sub-advisor based on the portion of each Fund’s average daily net assets that is allocated to the sub-advisor.

GuideMarkSM Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
September 30, 2012

4.	Distribution Plan

Each Trust, on behalf of the Service Shares class of its Funds, has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which provides for each Fund to pay distribution fees at an annual rate of 0.25% of the average daily net assets of the Funds. Payments under the 12b-1 Plan shall be used to compensate persons (including affiliates of the Trust) who provide support services in connection with the distribution of the Funds’ Service Shares class and servicing of the Funds’ Service Shares class shareholders. For example, these amounts are paid to financial intermediaries that perform back office shareholder servicing and recordkeeping services that facilitate the operation of the Genworth Financial Wealth Management Program through which the Funds are primarily distributed. The Advisor (and its affiliates) similarly receive portions of such payments for their services provided that facilitate the operation of the program. These financial intermediaries and affiliates of the Trust also receive payments from the Trust outside of the 12b-1 Plan for shareholder services that are unrelated to distribution services. Capital Brokerage Corp., an affiliate of the Advisor, serves as principal underwriter and distributor for the Funds.

5.	Service and Custody Agreements

The Funds have entered into Service Agreements with U.S. Bancorp Fund Services, LLC (“USBFS”) and a Custody Agreement with U.S. Bank, N.A., an affiliate of USBFS. Under these agreements, USBFS and U.S. Bank, N.A. provide certain transfer agency, administrative, accounting and custody services.

Additionally, the Opportunistic Fixed Income Fund has entered into a Custody Agreement with the Bank of New York Mellon for certain custody services.

6.	Securities Lending

The Trusts, on behalf of certain of the Funds, entered into securities lending arrangements with U.S. Bank, N.A. (the “Custodian”). Under the term of the agreement, the Custodian is authorized to loan securities on behalf of the Funds to approved brokers. In exchange, under normal market conditions, the Funds receive cash collateral in the amount of at least 102% of the value of securities loaned. The cash collateral is invested in short term instruments as noted in the Schedule of Investments. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities. In addition, the Funds bear the risk of loss associated with the investment of cash collateral received. After predetermined rebates to brokers, a percentage of the net securities lending revenue is credited to the Funds to be used as an offset against custody costs and other charges incurred by the Funds. The Custodian is paid a fee for administering a securities lending program for the Funds, equal to the remaining percentage of the net securities lending revenues generated under the agreement.

As of September 30, 2012, the Funds (excluding the Tax-Exempt Fixed Income Fund, Opportunistic Fixed Income Fund and Altegris Multi-Strategy Alternative Allocation Fund) had loaned securities that were collateralized by cash. The cash collateral received was invested in securities as listed in each Fund’s Schedule of Investments. Income earned from these investments is allocated to each Fund based on each Fund’s portion of total cash collateral received. Securities lending income is disclosed in each Fund’s Statement of Operations as a securities lending offset.

GuideMarkSM Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
September 30, 2012

As of September 30, 2012, the values of securities loaned and collateral received were as follows:

	Value of Securities Loaned	Payable for Collateral on Securities Loaned	Collateral Excess (Deficit) due to (from) Securities Lending Agent	Cost of Securities Purchased as Securities Lending Collateral	Unrealized Depreciation	Value of Securities Purchased as Securities Lending Collateral

Large Cap Growth Fund	$3,921,228	$4,069,278	$8,401	$4,074,863	$(16,900)	$4,057,963
Large Cap Value Fund	8,489,101	8,793,679	(2,702)	8,787,760	(19,337)	8,768,423
Small/Mid Cap Core Fund	5,164,440	5,516,298	(10,025)	5,505,394	(5,260)	5,500,134
World ex-US Fund	1,355,236	1,387,400	5,588	1,392,223	(4,607)	1,387,616
Opportunistic Equity Fund	4,054,250	4,281,286	—	4,281,286	—	4,281,286
Global Real Return Fund	26,813,990	27,733,915	—	27,733,915	—	27,733,915
Core Fixed Income Fund	2,027,394	2,081,560	(1,262)	2,079,622	(4,064)	2,075,558
Strategic Asset Allocation Fund	16,275,100	17,068,200	—	17,068,200	—	17,068,200
Tactical Constrained Asset Allocation Fund	3,177,643	3,290,308	—	3,290,308	—	3,290,308
Tactical Unconstrained Asset Allocation Fund	12,060,893	12,556,232	—	12,556,232	—	12,556,232
Absolute Return Asset Allocation Fund	19,517,465	20,028,677	—	20,028,677	—	20,028,677
Multi-Asset Income Asset Allocation Fund	9,744,306	10,032,164	—	10,032,164	—	10,032,164
Fixed Income Allocation Fund	14,236,877	14,579,236	—	14,579,236	—	14,579,236

	$126,837,923	$131,418,233	$—	$131,409,880	$(50,168)	$131,359,712

GuideMarkSM Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
September 30, 2012

7.	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the period ended September 30, 2012 are summarized below.

	Purchases	Sales

Large Cap Growth Fund	$46,063,192	$63,901,693
Large Cap Value Fund	14,123,587	27,114,522
Small/Mid Cap Core Fund	66,048,367	66,664,309
World ex-US Fund	126,382,848	85,127,043
Opportunistic Equity Fund	34,826,836	45,567,736
Global Real Return Fund	16,706,485	23,146,265
Core Fixed Income Fund*	794,522,082	866,936,805
Tax-Exempt Fixed Income Fund	10,049,134	12,158,085
Opportunistic Fixed Income Fund	152,836,015	137,774,372
Strategic Asset Allocation Fund	59,135,049	11,488,419
Tactical Constrained Asset Allocation Fund	110,159,896	73,316,664
Tactical Unconstrained Asset Allocation Fund	323,615,643	264,876,667
Absolute Return Asset Allocation Fund	297,990,824	129,549,111
Multi-Asset Income Asset Allocation Fund	49,908,972	47,516
Fixed Income Allocation Fund	203,998,055	5,686,926
Altegris® Multi-Strategy Alternative Allocation Fund	139,303,582	53,924

*	Included in these amounts were $163,035,574 of purchases and $208,328,478 of sales of U.S. Government Securities.

8.	Option Contracts Written

The premium amount and number of option contracts written during the period ended September 30, 2012 in the Opportunistic Fixed Income Fund, were as follows:

	Amount of Premiums	Number of Contracts	Notional Amount

Outstanding at 3/31/12	$218,467	1,600	5,600,000
Options written	25,276	484	—
Options expired	—	—	—
Options exercised	—	—	—
Options closed	(222,999)	(1,842)	(5,600,000)

Outstanding at 9/30/12	$20,744	242	—

9.	Other Tax Information

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act modified several tax rules impacting the Funds. In general, the provisions of the Act are effective for the Funds’ fiscal year ending March 31, 2012. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.

Net Investment Income and realized gains and losses for Federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

GuideMarkSM Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
September 30, 2012

These differences are primarily due to net operating losses, foreign currency and nondeductible stock issuance costs. On the Statement of Assets and Liabilities, the following adjustments were made:

	Accumulated Net Investment Income or (Loss)	Accumulated Realized Gain or (Loss)	Capital Stock

Large Cap Growth Fund	$377,419	$(436)	$(376,983)
Large Cap Value Fund	54	(54)	—
Small/Mid Cap Core Fund	282,799	(282,666)	(133)
World ex-US Fund	(603,955)	603,955	—
Opportunistic Equity Fund	122,977	50,321	(173,298)
Global Real Return Fund	110,287	—	(110,287)
Core Fixed Income Fund	551,069	(551,069)	—
Tax-Exempt Fixed Income Fund	—	—	—
Opportunistic Fixed Income Fund	(1,966,662)	2,008,376	(41,714)
Strategic Asset Allocation Fund	50,799	(810)	(49,989)
Tactical Constrained Asset Allocation Fund	41,220	—	(41,220)
Tactical Unconstrained Asset Allocation Fund	41,435	334	(41,769)
Absolute Return Asset Allocation Fund	41,220	—	(41,220)

The Funds intend to utilize provisions of the Federal income tax laws which allow the Funds to carry realized capital losses forward for eight years following the year of loss and offset such losses against any future realized capital gains. Capital loss carryforwards available for Federal income tax purposes are as follows:

	Capital losses expiring:

					Indefinite

	3/31/16	3/31/17	3/31/18	3/31/19	Short Term	Long Term

Large Cap Growth Fund	$—	$7,713,666	$59,171,144	$—	$—	$—
Large Cap Value Fund	—	24,185,255	146,948,668	—	—	—
Small/Mid Cap Core Fund	—	15,554,992	12,866,943	—	—	—
World ex-US Fund	—	63,053,726	139,582,037	—	—	—
Opportunistic Equity Fund	—	—	—	—	10,122,916	—
Global Real Return Fund	—	—	—	—	1,370,744	—
Core Fixed Income Fund	—	—	1,028,334	—	870,945	514,683
Tax-Exempt Fixed Income Fund	640,702	3,325,230	2,354,785	—	—	—
Opportunistic Fixed Income Fund	—	—	—	—	978,032	639,974
Strategic Asset Allocation Fund	—	—	—	—	—	—
Tactical Constrained Asset Allocation Fund	—	—	—	—	—	—
Tactical Unconstrained Asset Allocation Fund	—	—	—	—	649,769	—
Absolute Return Asset Allocation Fund	—	—	—	—	—	—

GuideMarkSM Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
September 30, 2012

Additionally, at March 31, 2012, the Funds deferred on a tax basis post-October losses as follows:

	Ordinary Late Year Loss*	Capital Loss

Large Cap Growth Fund	$71,022	$4,708,286
Large Cap Value Fund	—	365,180
Small/Mid Cap Core Fund	—	—
World ex-US Fund	—	11,164,793
Opportunistic Equity Fund	—	949,795
Global Real Return Fund	181,548	3,047,910
Core Fixed Income Fund	—	—
Tax-Exempt Fixed Income Fund	—	—
Opportunistic Fixed Income Fund	—	1,387,898
Strategic Asset Allocation Fund	191,954	—
Tactical Constrained Asset Allocation Fund	—	24,118
Tactical Unconstrained Asset Allocation Fund	—	842,306
Absolute Return Asset Allocation Fund	—	—

The qualified late year ordinary loss is the excess of the sum of the specified losses attributable to the portion of the taxable year after October 31, and the ordinary losses attributable to the portion of the taxable year after December 31, over the sum of the specified gains attributable to the portion of the taxable year after October 31, and other ordinary income attributable to the portion of the taxable year after December 31.

The tax components of distributions paid during the fiscal years ended March 31, 2012 and March 31, 2011 are as follows:

	Year Ended March 31, 2012

	Ordinary Income Distributions	Long-Term Capital Gain Distributions	Return of Capital

Large Cap Growth Fund	$—	$—	$—
Large Cap Value Fund	2,236,272	—	—
Small/Mid Cap Core Fund	—	—	—
World ex-US Fund	2,815,992	—	—
Opportunistic Equity Fund	—	—	—
Global Real Return Fund	1,072,645	—	65,516
Core Fixed Income Fund	7,831,235	—	—
Tax-Exempt Fixed Income Fund*	2,990,928	—	—
Opportunistic Fixed Income Fund	7,960,168	—	—
Strategic Asset Allocation Fund	1,058,402	—	8,769
Tactical Constrained Asset Allocation Fund	920,562	—	—
Tactical Unconstrained Asset Allocation Fund	667,199	—	—
Absolute Return Asset Allocation Fund	1,125,858	—	—

* Contains $2,931,871 of tax-exempt income for year ended 3/31/2012.

GuideMarkSM Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
September 30, 2012

	Year Ended March 31, 2011

	Ordinary Income Distributions	Long-Term Capital Gain Distributions	Return of Capital

Large Cap Growth Fund	$—	$—	$—
Large Cap Value Fund	2,264,115	—	—
Small/Mid Cap Core Fund	—	—	—
World ex-US Fund	4,263,692	—	—
Core Fixed Income Fund	14,829,215	—	—
Tax-Exempt Fixed Income Fund*	6,259,146	—	—

* Contains $6,135,871 of tax-exempt income for year ended 3/31/2011.

At March 31, 2012, the components of accumulated earnings (losses) on a tax basis were as follows:

	Large Cap Growth Fund	Large Cap Value Fund	Small/Mid Cap Core Fund	World ex-US Fund	Opportunistic Equity Fund	Global Real Return Fund

Cost of Investments	159,825,136	189,271,938	75,783,993	224,078,025	154,095,703	141,951,967
Gross Unrealized Appreciation	49,347,598	32,255,021	9,612,530	17,753,158	16,085,885	3,404,093
Gross Unrealized Depreciation	(5,921,970)	(9,655,304)	(3,002,534)	(17,071,973)	(6,892,208)	(8,003,602)

Net Unrealized Appreciation	43,425,628	22,599,717	6,609,996	681,185	9,193,677	(4,599,509)

Undistributed Tax-Exempt Ordinary Income	—	—	—	—	—	—
Undistributed Ordinary Income	—	561,303	83,776	2,085,558	—	—
Undistributed Long-Term Cap Gains	—	—	—	—	—	—

Total Distributable Earnings	—	561,303	83,776	2,085,558	—	—

Other Accumulated Losses	(71,664,118)	(171,499,103)	(28,421,935)	(213,834,652)	(11,072,711)	(4,638,316)

Total Accumulated Losses	(28,238,490)	(148,338,083)	(21,728,163)	(211,067,909)	(1,879,034)	(9,237,825)

GuideMarkSM Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
September 30, 2012

	Core Fixed Income Fund	Tax-Exempt Fixed Income Fund	Opportunistic Fixed Income Fund	Strategic Asset Allocation Fund	Tactical Constrained Asset Allocation Fund	Tactical Unconstrained Asset Allocation Fund	Absolute Return Asset Allocation Fund

Cost of Investments	463,640,765	74,885,071	238,598,241	138,145,020	145,104,211	179,656,234	258,103,315
Gross Unrealized
Appreciation	14,257,152	6,530,510	4,227,821	10,611,136	9,260,191	11,276,250	3,450,047
Gross Unrealized
Depreciation	(6,857,309)	(47,438)	(7,976,844)	(2,286,248)	(1,812,696)	(2,812,134)	(1,788,123)

Net Unrealized
Appreciation	7,399,843	6,483,072	(3,749,023)	8,324,888	7,447,495	8,464,116	1,661,924

Undistributed
Tax-Exempt
Ordinary Income	—	40,602	—	—	—	—	—
Undistributed
Ordinary Income	920,490	25,858	150,544	—	148,140	254,452	1,037,242
Undistributed
Long-Term
Cap Gains	—	—	—	—	—	—	81,650

Total Distributable
Earnings	920,490	66,460	150,544	—	148,140	254,452	1,118,892

Other Accumulated
Losses	(2,417,307)	(6,320,717)	(3,325,202)	(225,273)	(57,437)	(1,525,394)	(33,319)

Total Accumulated
Losses	5,903,026	228,815	(6,923,681)	8,099,615	7,538,198	7,193,174	2,747,497

Additional Information

1.	Shareholder Notification of Federal Tax Status (Unaudited)

The Large Cap Value Fund, World ex-US Fund, Global Real Return Fund, Core Fixed Income Fund, Tax-Exempt Fixed Income Fund, Opportunistic Fixed Income Fund, Strategic Asset Allocation Fund, Tactical Constrained Asset Allocation Fund, Tactical Unconstrained Asset Allocation Fund and Absolute Return Asset Allocation Fund designated 100.00%, 0.00%,100.00%, 0.37%, 0.00%, 2.09%, 38.96%, 56.04%, 54.86% and 15.91%, respectively, of dividends during the fiscal year ended March 31, 2012 as dividends qualifying for the dividends received deduction available to corporate shareholders.

The Large Cap Value Fund, World ex-US Fund, Global Real Return Fund, Core Fixed Income Fund, Tax-Exempt Fixed Income Fund, Opportunistic Fixed Income Fund, Strategic Asset Allocation Fund, Tactical Constrained Asset Allocation Fund, Tactical Unconstrained Asset Allocation Fund and Absolute Return Asset Allocation Fund designated 100.00%, 100.00%, 100.00%, 0.37%, 0.00%, 3.74%, 100.00%, 100.00%, 73.85% and 17.22%, respectively, of dividends declared from net investment income during the fiscal year ended March 31, 2012 as qualified income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

GuideMarkSM Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
September 30, 2012

2.	Foreign Tax Credit Pass Through (Unaudited)

Pursuant to Section 853 of the Internal Revenue Code, the GuideMarkSM World ex-US Fund and GuideMarkSM Opportunistic Fixed Income Fund designate the following amounts as foreign taxes paid for the year ended March 31, 2012. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*

GuideMarkSM World ex-US Fund	$501,682	$0.0167	99.94%
GuideMarkSM Opportunistic
Fixed Income Fund	$129,311	$0.0052	59.72%

*	None of the Funds listed above derived any income from “ineligible foreign sources” as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the Federal tax status of the dividends and distributions they received in the calendar year.

GuideMarkSM Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
September 30, 2012

3.	Disclosure Regarding Fund Trustees and Officers (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Director/ Trustee Positions

GPS Funds I
Independent Trustees

William J. Klipp Year of Birth: 1955 c/o Genworth Financial Wealth Management, Inc. 2300 Contra Costa Boulevard Ste 600 Pleasant Hill, CA 94523-3967	Lead Independent Trustee	Indefinite Term since January 2001. Lead Independent Trustee since May 2007.	Retired (1990-present). Formerly, President and Chief Operating Officer, Charles Schwab Investment Management, Inc. and Executive Vice President, Schwab Funds (1993-1999).	7	Trustee, Adelante Real Estate Fund (2000 to 2010).

R. Thomas DeBerry Year of Birth: 1941 c/o Genworth Financial Wealth Management, Inc. 2300 Contra Costa Boulevard Ste 600 Pleasant Hill, CA 94523-3967	Independent Trustee	Indefinite Term since January 2001.	Retired; President, DeBerry Consulting (a securities consulting firm) (1988 to present).	7	None

Dennis G. Schmal Year of Birth: 1947 c/o Genworth Financial Wealth Management, Inc. 2300 Contra Costa Boulevard Ste 600 Pleasant Hill, CA 94523-3967	Independent Trustee	Indefinite Term since July 2007.	Self-employed consultant (1999-present); formerly, Partner, Arthur Andersen LLP (audit services) (1972-1999).	7

Director, Sitoa Global Inc. (2011 to present); Director, Wells Fargo ASGI Hedge Funds (closed-end hedge funds) (2008 to present); Director/ Chairman, Pacific Metrics Corp. (educational services) (2005 to present); Director, Merriman Holdings, Inc. (financial services) (2003 to present); Director, Grail Advisers ETF Trust (2009 to 2011); Director, Varian Semi-conductor Equipment Associates, Inc. (2004 to 2011); Director, North Bay Bancorp (2006 to 2007).

GuideMarkSM Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
September 30, 2012

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Director/ Trustee Positions

Interested Trustee

Ronald Cordes* Year of Birth: 1959 Genworth Financial Wealth Management, Inc. 2300 Contra Costa Boulevard Ste 600 Pleasant Hill, CA 94523-3967	Chairman of the Board and Trustee	Indefinite Term since January 2001.	Co-Chairman, Genworth Financial Wealth Management (“GFWM”) (formerly, AssetMark Investment Services) (2006-present); President, GPS Funds I (formerly AssetMark Funds) (2001-2008); Principal, AssetMark Investment Services (1994 to 2008); President, Chairman and Chief Compliance Officer, AssetMark Capital Corporation (1994-2008).	7

Director, Microvest Capital Management, (investment company) (2012 to present); Director, Encore.org (nonprofit organization) (2012 to present); Director, US Global Leadership Coalition (nonprofit organization) (2012 to present); Managing Member, Opportunity Collaboration, LLC (conference convener) (2012 to present); Director, ImpactAssets, (nonprofit organization) (2012 to present); Chairman, FairTrade USA (nonprofit organization) (2010 to present); Vice Chairman, Sarona Frontier General Partner, Inc. (investment fund) (2010 to present); Board of Regents, University of the Pacific (2009 to present); Director, East Bay Community Foundation (2007 to present); Director, ThinkImpact (nonprofit organization) (2010 to 2012); Katalysis Bootstrap Fund (nonprofit organization) (2005 to 2012); Investment Committee Member, Microvest Fund I (investment fund) (2009 to 2011).

GuideMarkSM Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
September 30, 2012

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Director/ Trustee Positions

GPS Funds II
Independent Trustees

David M. Dunford Year of Birth: 1949 c/o Genworth Financial Wealth Management, Inc. 2300 Contra Costa Boulevard Ste 600 Pleasant Hill, CA 94523-3967	Independent Trustee	Indefinite Term since 2011.	Retired; formerly, Senior Vice President, Merrill Lynch Insurance Group (1989-2001).	9	Director, New England Bancorp (2006-present); Trustee, Genworth Variable Insurance Trust (“GVIT”) (2008-2012); Director, Hospice and Palliative Care of Cape Cod (2006-2011).

Paul S. Feinberg Year of Birth: 1942 c/o Genworth Financial Wealth Management, Inc. 2300 Contra Costa Boulevard Ste 600 Pleasant Hill, CA 94523-3967	Independent Trustee	Indefinite Term since 2011.	Retired; formerly, President, CitiStreet Funds, Inc. (2000-2005); Executive Vice President and General Counsel, CitiStreet Associates LLC (insurance agency), CitiStreet Equities LLC (broker-dealer), CitiStreet Financial Services LLC (registered investment advisor) and CitiStreet Funds Management LLC (registered investment advisor) (1990-2005).	9	Trustee, GVIT (2008-2012); Trustee, Blue Fund Group (2006-2008).

John A. Fibiger Year of Birth: 1932 c/o Genworth Financial Wealth Management, Inc. 2300 Contra Costa Boulevard Ste 600 Pleasant Hill, CA 94523-3967	Independent Trustee	Indefinite Term since 2011.	Retired; formerly, Chairman, TransAmerica Life Companies (“TransAmerica”) (insurance company) (1994-1997); President, TransAmerica (1993-1994); Chief Financial Officer, TransAmerica (1990-1993); President, New England Mutual Life Insurance Company (life insurance company) (1981-1989); New England Mutual Life Insurance Company (1974-1980).	10

Director, Members Mutual Holding Co. (2008-present); Trustee, Genworth Financial Asset Management Funds (“GFAM”) (2006- present); Director, Fidelity Life Association (life insurance company) (2006-present); Trustee, GVIT (2008-2012); Member, Executive Committee, Austin Symphony Orchestra Board of Directors; Life Trustee, Museum of Science, Boston, Massachusetts.

GuideMarkSM Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
September 30, 2012

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Director/ Trustee Positions

Interested Trustee

Gurinder S. Ahluwalia** Year of Birth: 1965 c/o Genworth Financial Wealth Management, Inc. 2300 Contra Costa Boulevard Ste 600 Pleasant Hill, CA 94523-3967	Interested Trustee	Indefinite Term since 2011.	President and CEO of Genworth Financial Wealth Management (“GFWM”) (2009-present); Co-Chairman, GFWM (2008-2009); Vice-Chairman, AssetMark Investment Services, Inc. (2006-2008); President, GFAM (2004-2008); President and Chairman, Genworth Financial Asset Management, Inc. (2004-2008).	10

Trustee, GFAM (2005-present); Genworth Financial Trust Company (2004-present); Altegris Investment, Inc. (2011-present); Altegris Portfolio Management, Inc. (d/b/a Altegris Funds) (2011-present); Ensaaf (nonprofit organization) (2011- present); Quantuvis Consulting, Inc. (2008- present); Trustee, GVIT (2008-2012); Centurion Capital Group Inc., Centurion Financial Advisers Inc.; GFWM, formerly AssetMark Investment Services, Inc.; Genworth Financial Asset Management, Inc.

GuideMarkSM Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
September 30, 2012

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years

Officers

Carrie E. Hansen Year of Birth: 1970 Genworth Financial Wealth Management, Inc. 2300 Contra Costa Boulevard Ste 600 Pleasant Hill, CA 94523-3967	President	Renewed 1-Year Term since May 2007.

President, GPS Funds I (formerly, AssetMark Funds) (2007-present) and GPS Funds II (2011-present); President, Genworth Financial Asset Management Funds (“GFAM”) and Genworth Variable Insurance Trust (“GVIT”) (2008-2012); Senior Vice President and Chief Operations Officer, GFWM (2008-present); Chairman, Genworth Financial Trust Company (2008-present); Senior Vice President and Managing Director of the Trust (2007-2008); Treasurer and Chief Compliance Officer, GFAM (2007-2008); Chief Compliance Officer of the Trust (2005-2008); Treasurer of the Trust, (2001-2008); Senior Vice President, Chief Financial Officer and Chief Compliance Officer, GFWM, formerly, AssetMark Investment Services, Inc., (2004-2007).

John Koval Year of Birth: 1966 Genworth Financial Wealth Management, Inc. 2300 Contra Costa Boulevard Ste 600 Pleasant Hill, CA 94523-3967	Interim Chief Compliance Officer and AML Compliance Officer	Since 2012.

Senior Compliance Officer, Genworth Financial Wealth Management (2011 to present); Chief Operating Officer, SEAL Capital, Inc. (2009 to 2010); Chief Compliance Officer, Cliffwood Partners LLC (2004 to 2009).

Starr E. Frohlich Year of Birth: 1972 Genworth Financial Wealth Management, Inc. 2300 Contra Costa Boulevard Ste 600 Pleasant Hill, CA 94523-3967	Vice President and Treasurer	1-Year Term since March 2010.

Vice President and Treasurer, GPS Funds I (formerly, AssetMark Funds) (2010-present), GPS Funds II (2011-present) and GFAM (2010-present); Director of Fund Administration, GFWM (2010-present); Vice President, U.S. Bancorp Fund Services, LLC (1997-2010).

Christine Villas-Chernak Year of Birth: 1968 Genworth Financial Wealth Management, Inc. 2300 Contra Costa Boulevard Ste 600 Pleasant Hill, CA 94523-3967	Deputy Chief Compliance Officer; Secretary	Since 2009. Renewed 1-Year term since September 2006.

Deputy Chief Compliance Officer, GPS Funds I (formerly, AssetMark Funds) (2009-present) and GPS Funds II (2011-present); Secretary, GPS Funds I (2006-present), GPS Funds II (2011-present), GFAM (2009-2010) and GVIT (2008-2010); Senior Compliance Officer, GFWM (2005-2009).

GuideMarkSM Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
September 30, 2012

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years

Robert J. Bannon Year of Birth: 1957 Genworth Financial 2300 Contra Costa Boulevard Ste 600 Pleasant Hill, CA 94523-3967	Vice President and Chief Risk Officer	Since 2010.

Vice President and Chief Risk Officer, GPS Funds I (formerly, AssetMark Funds) (2010 to present), GPS Funds II (2011 to present) and GFAM (2010 to present); Senior Vice President and Chief Risk Officer, GFWM (2007-present).

*	Ronald Cordes is an “interested person” of the Trust as defined in the 1940 Act because he is the Chairman of the Board for GFWM and serves as Director for GFWM and Quantuvis.

**	Mr. Ahluwalia is a Trustee who is an “interested person” of the Trust as defined in the 1940 Act because he is an officer of GFWM or certain of its affiliates.

The Statement of Additional Information includes additional information about the Funds’ Trustees and is available free of charge upon request by calling the Funds toll free at (888) 278-5809.

4.	Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies related to the Funds’ portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (888) 278-5809. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

5.	Availability of Quarterly Portfolio Holdings Schedules (Unaudited)

The Funds file their complete schedules of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Once filed, the Funds’ Form N-Q is available without charge, upon request on the SEC’s website (http://www.sec.gov) and is available by calling (888) 278-5809. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, D.C. 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

6.	Statement Regarding the Basis for Approval of Investment Sub-Advisory Agreements (Unaudited)

GPS Funds I: Board of Trustees’ Consideration and Approval of a New Sub-Advisory Agreement for the GuideMark Core Fixed Income Fund (Unaudited)

At a meeting held on June 19, 2012, the Board of Trustees (the “Board” or the “Trustees”) of GPS Funds I (the “Trust”) approved a new sub-advisory agreement (the “Wellington Sub-Advisory Agreement”) between Wellington Management Company, LLP (“Wellington Management”) and Genworth Financial Wealth Management, Inc. (the “Advisor”), on behalf of one of the Trust’s series, the GuideMark Core Fixed Income Fund (the “Fund”).

The Fund is managed using a “manager of managers” structure that generally involves the use of one or more sub-advisors to manage allocated portions of the Fund’s portfolio. In accordance with the terms of an exemptive order that the Advisor and the Trust have received from the U.S. Securities and Exchange Commission, the Wellington Sub-Advisory Agreement was not submitted to a vote of shareholders.

GuideMarkSM Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
September 30, 2012

The Board, including a majority of the independent Trustees, determined to approve the Wellington Sub-Advisory Agreement. The material factors considered and the conclusions that formed the bases of the Board’s approval of the Wellington Sub-Advisory Agreement are described below. This summary describes the most significant, but not all, of the factors evaluated by the Board. In preparation for their meeting, the Trustees requested, received, and reviewed information relevant to their consideration of the Wellington Sub-Advisory Agreement. The Trustees also received assistance and advice regarding legal and industry standards from independent counsel to the independent Trustees.

The Wellington Sub-Advisory Agreement

Materials Reviewed and the Review Process

The Board reviewed various materials requested by counsel on behalf of the independent Trustees related to the Wellington Sub-Advisory Agreement that included, among other things: (1) a copy of the proposed form of sub-advisory agreement between Wellington Management and the Advisor, on behalf of the Fund; (2) Wellington Management’s responses to the Advisor’s due diligence questionnaire; (3) Wellington Management’s Form ADV disclosures; (4) a description of the Advisor’s selection and recommendation process with respect to Wellington Management and the reasons for such recommendation; (5) information regarding the amount of the proposed sub-advisory fee payable to Wellington Management and a comparison to Wellington Management’s standard fee schedule for accounts managed using the same investment strategy as the one to be used for Wellington Management’s allocated portion of the Fund; (6) biographical information for the investment professionals who would be responsible for the day-to-day management of Wellington Management’s allocated portion of the Fund’s portfolio; (7) information regarding Wellington Management’s financial condition; and (8) information regarding Wellington Management’s compliance policies and other internal procedures. The Trustees also considered the recommendations of the Advisor with respect to Wellington Management and the methods and resources the Advisor utilizes in its efforts to identify and engage sub-advisors for the Fund.

Prior to approving the Wellington Sub-Advisory Agreement, the independent Trustees met in executive session with independent counsel without representatives of the Advisor or its affiliates. The independent Trustees were assisted by independent counsel throughout the review process. The independent Trustees relied upon the advice of independent counsel and their own business judgment in determining the material factors to be considered in evaluating the Wellington Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the independent Trustees were based on a comprehensive evaluation of all the information provided and were not the result of any one factor. Moreover, each independent Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Wellington Sub-Advisory Agreement.

Factors Considered

In considering the Wellington Sub-Advisory Agreement, the Board considered several factors that it deemed relevant, to the extent they were applicable: (1) the nature, extent, and quality of the services to be provided by Wellington Management; (2) the investment performance of Wellington Management; (3) the costs of the services to be provided and profits to be realized by Wellington Management and its affiliates from the relationship with the Fund, including any “fallout” benefits; (4) the extent to which economies of scale would be realized as the Fund grows; and (5) whether fee levels reflect those economies of scale for the benefit of Fund investors.

Nature, Quality and Extent of Services

The Trustees considered the nature, quality, and extent of services that Wellington Management would provide to the Fund. The Trustees considered the specific investment process to be employed by Wellington Management in managing the Fund. The Trustees reviewed the qualifications, experience, and track record of the portfolio management team that

GuideMarkSM Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
September 30, 2012

would be responsible for day-to-day management of Wellington Management’s allocated portion of the Fund’s portfolio. The Trustees also considered the Advisor’s review and selection process with respect to Wellington Management and the Advisor’s favorable assessment as to the nature and quality of the sub-advisory services expected to be provided by Wellington Management.

Based on their consideration of the foregoing information, the Trustees concluded that the nature, quality, and extent of the sub-advisory services to be provided by Wellington Management were appropriate for the Fund in light of the Fund’s investment objective, policies, and strategies.

Sub-Advisory Fees

The Trustees considered the services to be rendered by Wellington Management and the compensation to be paid to Wellington Management by the Advisor. The Trustees considered comparisons of the fees to be paid with the fees charged by Wellington Management to other clients. The Trustees considered that the sub-advisory fees would be paid by the Advisor to Wellington Management and would not be additional fees borne by the Fund. The Trustees then considered any “fall-out” benefits-including the receipt by Wellington Management of research services paid for using soft dollars generated through trades in the Fund’s securities-that Wellington Management may receive as a result of its relationship with the Fund. The Trustees considered, however, that soft dollars generally were not used in fixed income funds. The Trustees also considered whether the fee schedule of Wellington Management included breakpoints that would reduce Wellington Management’s fees as assets in the Fund increased. The Trustees did not consider the profitability of Wellington Management to be a material factor based on representations from the Advisor that it negotiated the Wellington Sub-Advisory Agreement, including the sub-advisory fees, with Wellington Management on an arm’s-length basis.

Based on their discussion and the information provided to them in advance of the meeting, the Trustees concluded that, in light of the quality and extent of the services to be provided, the fees payable to Wellington Management were reasonable.

Investment Performance

Because Wellington Management had not commenced providing sub-advisory services to the Fund at the time of the Trustees’ consideration of the Wellington Sub-Advisory Agreement, the Trustees could not consider Wellington Management’s investment performance with respect to its management of the Fund as a factor in evaluating the Wellington Sub-Advisory Agreement. However, the Trustees did consider Wellington Management’s specific investment approach and level of expertise within the core fixed income asset class in addition to its historical performance record with regard to pooled investment products similar to the Fund; the Trustees compared this historical performance to a relevant benchmark.

The Trustees concluded that the historical performance record for Wellington Management, viewed together with the other relevant factors considered by the Trustees, supported a decision to approve the Wellington Sub-Advisory Agreement.

Conclusion

After consideration of the factors discussed above, with no single factor identified as being determinative to its decision, the Board, including a majority of the independent Board members with the assistance of independent counsel, concluded that the approval of the Wellington Sub-Advisory Agreement was in the best interests of the Fund. Accordingly, the Board approved the Wellington Sub-Advisory Agreement, and the fees to be paid thereunder to Wellington Management, on behalf of the Fund.

GuideMarkSM Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
September 30, 2012

GPS Funds II: Board of Trustees’ Consideration and Approval of a New Sub-Advisory Agreement for the GuideMark Opportunistic Fixed Income Fund (Unaudited)

At a meeting held on June 28, 2012, the Board of Trustees (the “Board” or the “Trustees”) of GPS Funds II (the “Trust”) approved a new sub-advisory agreement (the “DoubleLine Sub-Advisory Agreement”) between DoubleLine Capital LP (“DoubleLine”) and Genworth Financial Wealth Management, Inc. (the “Advisor”), on behalf of one of the Trust’s series, the GuideMark Opportunistic Fixed Income Fund (the “Fund”).

The Fund is managed using a “manager of managers” structure that generally involves the use of one or more sub-advisors to manage allocated portions of the Fund’s portfolio. In accordance with the terms of an exemptive order that the Advisor and the Trust have received from the U.S. Securities and Exchange Commission, the DoubleLine Sub-Advisory Agreement was not submitted to a vote of shareholders.

The Board, including a majority of the independent Trustees, determined to approve the DoubleLine Sub-Advisory Agreement. The material factors considered and the conclusions that formed the bases of the Board’s approval of the DoubleLine Sub-Advisory Agreement are described below. This summary describes the most significant, but not all, of the factors evaluated by the Board. In preparation for their meeting, the Trustees requested, received, and reviewed information relevant to their consideration of the DoubleLine Sub-Advisory Agreement. The Trustees also received assistance and advice regarding legal and industry standards from independent counsel to the independent Trustees.

The DoubleLine Sub-Advisory Agreement

Materials Reviewed and the Review Process

The Board reviewed various materials requested by counsel on behalf of the independent Trustees related to the DoubleLine Sub-Advisory Agreement that included, among other things: (1) a copy of the proposed form of sub-advisory agreement between DoubleLine and the Advisor, on behalf of the Fund; (2) DoubleLine’s responses to the Advisor’s due diligence questionnaire, including information on DoubleLine’s investment process; (3) DoubleLine’s Form ADV disclosures; (4) a description of the Advisor’s selection and recommendation process with respect to DoubleLine and the Advisor’s reasons for such recommendation; (5) information describing the nature, quality, and extent of services that DoubleLine would provide to the Fund and the proposed sub-advisory fee payable to each sub-advisor; (6) information concerning DoubleLine’s business and operations, investment team, compliance program, and internal procedures, including biographical information for the investment professionals who would be responsible for the day-to-day management of the Fund’s portfolio; and (7) information regarding the financial condition of DoubleLine. The Trustees also considered the recommendations of the Advisor with respect to DoubleLine and the methods and resources the Advisor utilizes in its efforts to identify and engage sub-advisors for the Fund.

Prior to approving the DoubleLine Sub-Advisory Agreement, the independent Trustees met in executive session with independent counsel without representatives of the Advisor or its affiliates. The independent Trustees were assisted by independent counsel throughout the review process. The independent Trustees relied upon the advice of independent counsel and their own business judgment in determining the material factors to be considered in evaluating the DoubleLine Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the independent Trustees were based on a comprehensive evaluation of all the information provided and were not the result of any one factor. Moreover, each independent Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the DoubleLine Sub-Advisory Agreement.

GuideMarkSM Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
September 30, 2012

Factors Considered

In considering the DoubleLine Sub-Advisory Agreement, the Board considered several factors that it deemed relevant, to the extent they were applicable: (1) the nature, quality, and extent of the services to be provided by DoubleLine; (2) the investment performance of DoubleLine; (3) the costs of the services to be provided and profits to be realized by DoubleLine and its affiliates from the relationship with the Fund, including any “fall-out” benefits; (4) the extent to which economies of scale would be realized as the Fund grows; and (5) whether fee levels reflect those economies of scale for the benefit of Fund investors

Nature, Quality, and Extent of Services

The Trustees considered the nature, quality, and extent of services that DoubleLine would provide to the Fund. The Trustees considered the specific investment process to be employed by DoubleLine in managing the Fund and the qualifications of DoubleLine’s portfolio management team with regard to implementing the Fund’s investment mandate. The Trustees considered DoubleLine’s organization, personnel, and operations. The Trustees also considered the Advisor’s review and selection process with respect to DoubleLine and the Advisor’s favorable assessment as to the nature and quality of the sub-advisory services expected to be provided by DoubleLine. Based on their consideration and review of the foregoing factors, the Trustees concluded that the nature, quality, and extent of the sub-advisory services to be provided by DoubleLine, as well as DoubleLine’s ability to render such services based on its experience, organization, and resources, were appropriate for the Fund in light of the Fund’s investment objective, policies, and strategies.

Sub-Advisory Fees and Expenses

The Trustees considered the compensation to be paid to DoubleLine by the Advisor in conjunction with the services that would be rendered to the Fund. The Trustees also considered comparisons of the fees to be paid by the Advisor to DoubleLine with fees charged by DoubleLine to its other clients. The Trustees considered that the sub-advisory fees would be paid by the Advisor to DoubleLine and would not be additional fees borne by the Fund. The Trustees also considered whether the fee schedule of DoubleLine included breakpoints that would reduce DoubleLine’s fees as assets in the Fund increased. The Trustees did not consider the profitability of DoubleLine to be a material factor based on representations from the Advisor that it negotiated the DoubleLine Sub-Advisory Agreement, including the sub-advisory fees, with DoubleLine on an arm’s-length basis. The Trustees concluded that, in light of the quality and extent of the services to be provided, the proposed fees to be paid to DoubleLine were reasonable.

The Trustees also considered “fall-out” or ancillary benefits that may potentially accrue to DoubleLine or its affiliates in the future because of its relationship with the Fund. The Trustees concluded that the benefits that might accrue to DoubleLine or its affiliates were reasonable.

Investment Performance

Because DoubleLine had not commenced providing sub-advisory services to the Fund at the time of the Trustees’ consideration of the sub-advisory agreement, the Trustees could not consider DoubleLine’s investment performance with respect to its management of the Fund as a factor in evaluating the DoubleLine Sub-Advisory Agreement. However, the Trustees did consider DoubleLine’s historical performance record in managing other funds and accounts with investment strategies similar to those of the Fund, and the Trustees also considered DoubleLine’s historical performance records compared to a relevant benchmark.

The Trustees concluded that the historical performance record for DoubleLine, viewed together with the other relevant factors considered by the Trustees, supported a decision to approve the DoubleLine Sub-Advisory Agreement.

GuideMarkSM Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
September 30, 2012

Conclusion

After consideration of the factors discussed above, with no single factor identified as being determinative to its decision, the Board, including a majority of the independent Board members with the assistance of independent counsel, concluded that the approval of the DoubleLine Sub-Advisory Agreement was in the best interests of the Fund. Accordingly, the Board approved the DoubleLine Sub-Advisory Agreement, and the fees to be paid thereunder to DoubleLine, on behalf of the Fund.

GuideMarkSM Funds
GuidePathSM Funds

GUIDEMARKSM FUNDS & GUIDEPATHSM FUNDS

GuideMarkSM Large Cap Growth Fund
GuideMarkSM Large Cap Value Fund
GuideMarkSM Small/Mid Cap Core Fund
GuideMarkSM World ex-US Fund
GuideMarkSM Opportunistic Equity Fund
GuideMarkSM Global Real Return Fund
GuideMarkSM Core Fixed Income Fund
GuideMarkSM Tax-Exempt Fixed Income Fund
GuideMarkSM Opportunistic Fixed Income Fund
GuidePathSM Strategic Asset Allocation Fund
GuidePathSM Tactical ConstrainedSM Asset Allocation Fund
GuidePathSM Tactical UnconstrainedSM Asset Allocation Fund
GuidePathSM Absolute Return Asset Allocation Fund
GuidePathSM Multi-Asset Income Asset Allocation Fund
GuidePathSM Fixed Income Allocation Fund
GuidePathSM Altegris® Multi-Strategy Alternative Allocation Fund

Investment Advisor
Genworth Financial Wealth Management, Inc.
2300 Contra Costa Blvd., Suite 600
Pleasant Hill, CA 94523

Legal Counsel
Stradley Ronon Stevens & Young, LLP

This document must be
preceded or accompanied by a
free prospectus. Investors should
consider the Fund’s investment
objectives, risks, charges and
expenses carefully before
investing. The prospectus
contains this and other
important information about
the Fund. Please read the
prospectus carefully before you
invest or send money.

2005 Market Street, Suite 2600
Philadelphia, PA 19103

Independent Registered Public Accounting Firm
KPMG LLP
777 East Wisconsin Avenue
Milwaukee, WI 53202

Transfer Agent, Fund Accountant
and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodians
U.S. Bank, N.A. BNY Mellon Asset Servicing
1555 North RiverCenter Drive, Suite 302 One Wall Street
Milwaukee, WI 53212 New York, NY 10286

Distributor	Semi-Annual Report September 30, 2012
Capital Brokerage Corporation
(dba Genworth Financial Brokerage Corporation in Indiana)
6620 West Broad Street Building 2
Richmond, VA 23230
Member FINRA

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)

Based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSR (the “Report”), the registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer believe that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effectively designed to ensure that information required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant’s officers who are making certifications in the Report, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GPS Funds II

By	/s/ Carrie E. Hansen

Carrie E. Hansen, Principal Executive Officer/President

Date	11/19/12

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Carrie E. Hansen

Carrie E. Hansen, Principal Executive Officer/President

Date	11/19/12

By	/s/ Starr E. Frohlich

Starr E. Frohlich, Principal Financial Officer/Treasurer

Date	11/19/12